     UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4681
Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end:	December 31
Date of reporting period:	January 1, 2009 – December 31, 2009
Item 1:	Reports to Shareholders

Vanguard Bond Index Funds Annual Report

Vanguard Total Bond Market Index Fund

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

  Investors began to embrace risk again in early 2009, helping to fuel a rally in the corporate bond market.
  For the fiscal year ended December 31, 2009, the Vanguard Bond Index Funds’ returns for Investor Shares ranged from 1.76% for the Long-Term Bond Index Fund to 6.79% for the Intermediate-Term Bond Index Fund. The returns of all four funds were in line with their target indexes.
  As lower-quality, riskier bonds became some of the year’s best performers, the funds’ results lagged the average returns of their peers.

Contents

Your Fund’s Total Returns..........................	1
Chairman’s Letter.......................................	4
Results of Proxy Voting..............................	10
Total Bond Market Index Fund...................	12
Short-Term Bond Index Fund....................	32
Intermediate-Term Bond Index Fund.........	49
Long-Term Bond Index Fund.....................	68
About Your Fund’s Expenses......................	85
Glossary.....................................................	88

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	VBMFX	5.93%
Admiral™ Shares[1]	VBTLX	6.04
Signal® Shares[2]	VBTSX	6.04
Institutional Shares[3]	VBTIX	6.09
ETF Shares[4]	BND
Market Price		3.46
Net Asset Value		6.03
Barclays Capital U.S. Aggregate Bond Index		5.93
Intermediate-Term Investment Grade Debt Funds Average[5]		12.49

Vanguard Short-Term Bond Index Fund
Investor Shares	VBISX	4.28%
Admiral Shares[1]	VBIRX	4.38
Signal Shares[2]	VBSSX	4.38
ETF Shares[4]	BSV
Market Price		1.58
Net Asset Value		4.44
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62
1–5 Year Investment Grade Debt Funds Average[5]		9.78

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.

3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

4 These Vanguard ETF® Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

5 Derived from data provided by Lipper Inc.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	VBIIX	6.79%
Admiral Shares[1]	VBILX	6.89
Signal Shares[2]	VIBSX	6.89
Institutional Shares[3]	VBIMX	6.95
ETF Shares[4]	BIV
Market Price		4.12
Net Asset Value		6.82
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index		6.50
Intermediate-Term Investment Grade Debt Funds Average[5]		12.49

Vanguard Long-Term Bond Index Fund
Investor Shares	VBLTX	1.76%
Institutional Shares[3]	VBLLX	1.91
ETF Shares[4]	BLV
Market Price		0.39
Net Asset Value		1.79
Barclays Capital U.S. Long Government/Credit Bond Index		1.92
Corporate A-Rated Debt Funds Average[5]		14.69

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.

3 This class of shares also carries low expenses and is available for a minimum investment of $25 million.

4 These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

5 Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance

December 31, 2008–December 31, 2009

	Starting	Ending	Distributions Per Share		30	-Day
	Share	Share	Income	Capital	SEC
Index Fund	Price	Price	Dividends	Gains	Yield
Total Bond Market
Investor Shares	$10.18	$10.35	$0.421	$0.000	3.33%
Admiral Shares	10.18	10.35	0.432	0.000	3.45
Signal Shares	10.18	10.35	0.432	0.000	3.46
Institutional Shares	10.18	10.35	0.437	0.000	3.49
ETF Shares	76.93	78.31	3.163	0.000	3.45
Short-Term Bond
Investor Shares	$10.28	$10.42	$0.293	$0.001	1.45%
Admiral Shares	10.28	10.42	0.303	0.001	1.58
Signal Shares	10.28	10.42	0.303	0.001	1.58
ETF Shares	78.13	79.35	2.196	0.008	1.57
Intermediate-Term Bond
Investor Shares	$10.50	$10.72	$0.474	$0.000	3.85%
Admiral Shares	10.50	10.72	0.485	0.000	3.99
Signal Shares	10.50	10.72	0.485	0.000	3.98
Institutional Shares	10.50	10.72	0.490	0.000	4.02
ETF Shares	77.19	78.85	3.474	0.000	3.98
Long-Term Bond
Investor Shares	$11.98	$11.56	$0.608	$0.000	5.21%
Institutional Shares	11.98	11.56	0.625	0.000	5.37
ETF Shares	78.66	75.91	4.005	0.000	5.32

Chairman’s Letter

Dear Shareholder,

As credit markets stabilized and investors regained their appetite for risk, corporate bonds enjoyed a strong rally in 2009, partly at the expense of ultra-safe U.S. Treasury bonds. These broad bond market dynamics were muted within the four Vanguard Bond Index Funds, because their diversified portfolios have significant holdings in Treasuries.

The best performer was the Intermediate-Term Bond Index Fund, with a 6.79% return for Investor Shares, followed by 5.93% for the Total Bond Market Index Fund, 4.28% for the Short-Term Bond Index Fund, and 1.76% for the Long-Term Bond Index Fund. Each fund’s return was in line with that of its target index. Unlike in 2008, however, the funds’ focus on higher-quality securities held back performance compared with their peer groups.

Please note: For ETF Shares of the four funds, we calculate returns based on both the market price and the net asset value (NAV) of the shares. Historically, the two returns have been similar. However, in 2008, as we noted in last year’s annual report, the returns diverged—reflecting the extraordinary conditions in the fixed income markets. Because the market price of the ETF Shares was significantly higher than their NAVs at year-end 2008, market-price returns were notably higher than NAV returns. In 2009, with credit markets becoming more normal, the return differentials reversed: Market-price returns were lower than NAV returns. At year-end 2009, although market price was above NAV, the premium was more in line with historical relationships. For more information on the history of ETF premiums and discounts, please visit Vanguard.com, select your ETF, and then select the Performance tab.

I would also like to call to your attention two changes effective after the close of the year. As of January 1, 2010, each fund adopted a new float-adjusted version of its former benchmark index. In announcing this change last autumn, we noted that float-adjusted indexes better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans to purchase more than $1 trillion in U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of the public supply, and then again when they are sold back.

Also, in early February, the previously announced merger of Vanguard Institutional Total Bond Market Index Fund into Vanguard Total Bond Market Index Fund was completed. As a result, the Total Bond Market Index Fund now offers investors six share classes, including new Institutional Plus Shares.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

Bond markets calmed down, money market funds endured

Compared with the final months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever in both magnitude and duration, resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its

Yields and Returns
				Components of Total Returns
	Yields at Year-End			Year Ended December 31, 2009
Index Fund (Investor Shares)	2008	2009	Capital	Income	Total
Total Bond Market	4.25%	3.33%	1.67%	4.26%	5.93%
Short-Term Bond	2.60	1.45	1.37	2.91	4.28
Intermediate-Term Bond	4.46	3.85	2.10	4.69	6.79
Long-Term Bond	4.88	5.21	–3.51	5.27	1.76

footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Corporate bonds rallied as confidence returned

Judging by the returns of the Total Bond Market Index Fund in 2008 and 2009, it might appear on the surface that not much happened in the bond markets. But nothing could be farther from the truth. Relatively similar returns for Investor shares—5.05% in 2008 and 5.93% in 2009—masked significant differences in performance across sectors, qualities, and maturities.

In 2009, corporate bonds stole the spotlight from Treasuries, which were the star performers in an otherwise dismal 2008. Instead of seeking safety and capital preservation, investors sought risk and rewards in the form of the higher yields offered by corporate bonds—the riskier the better, or so it seemed. After returning –4.94% in 2008, the worst annual return for this component of the Barclays Capital U.S. Aggregate Bond Index since 1974, corporate bonds enjoyed double-digit gains in 2009. In contrast, the Treasury

Total Returns
Ten Years Ended December 31, 2009
		Comparable
	Vanguard	Funds	Target
Index Fund (Investor Shares)	Fund	Average[1]	Index
Total Bond Market	6.06%	5.10%	6.33%
Short-Term Bond	5.09	3.90	5.36
Intermediate-Term Bond	6.83	5.10	6.98
Long-Term Bond	7.71	5.29	7.68

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

component of this target index finished 2009 in negative territory. These dynamics played out in varying degrees in each fund.

Investors’ desire for higher returns than the rock-bottom rates offered by money market funds and some other short-term investments led them to favor intermediate-term bonds, bidding up their prices. As a result, the Intermediate-Term Bond Index Fund was the best performer of the four funds in this report. At the other end of the spectrum, the Long-Term Bond Index Fund had the lowest return in the group, as long-term bond yields rose (and prices fell), reflecting, in part, investors’ concerns about potential future inflation.

These relationships are apparent in the Yields and Returns table on page 6. While the year-end 30-day SEC yield of the Long-Term Bond Index Fund Investor Shares rose from 4.88% in 2008 to 5.21% in 2009, yields of the other three funds declined year-over-year. This translated into lower income returns for each fund (including the Long-Term Bond Index Fund), compared with this component in 2008. Capital returns were positive for all of the funds, however, except the Long-Term Bond Index Fund.

Diversification and indexing can help smooth the ride

For the ten years ended December 31, 2009, the Long-Term Bond Index Fund was the highest performer, with an average annual return of 7.71% for Investor Shares

Expense Ratios[1]
Your Fund Compared With Its Peer Group
	Investor	Admiral	Signal	Institutional	ETF	Peer
Index Fund	Shares	Shares	Shares	Shares	Shares	Group[2]
Total Bond Market	0.22%	0.14%	0.14%	0.08%	0.14%	0.94%
Short-Term Bond	0.22	0.14	0.14	—	0.14	0.90
Intermediate-Term Bond	0.22	0.14	0.14	0.09	0.14	0.94
Long-Term Bond	0.22	—	—	0.09	0.14	1.10

1 The fund expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the Total Bond Market Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares. The Short-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, and 0.12% for ETF Shares. The Intermediate-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares. The Long-Term Bond Index Fund’s expense ratios were 0.22% for Investor Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

2 Peer groups are: for the Total Bond Market Index Fund and Intermediate-Term Bond Index Fund, the Intermediate-Term Investment Grade Debt Funds; for the Short-Term Bond Index Fund, the 1–5 Year Investment Grade Debt Funds; and for the Long-Term Bond Index Fund, the Corporate A-Rated Debt Funds. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

(see the ten-year returns table on page 7). And even the Short-Term Bond Index Fund’s average annual return of 5.09% was well ahead of the loss sustained by the broad U.S. stock market in a disappointing decade.

The funds’ ability to track their respective benchmark indexes over time and to outperform the average results of their peer groups (shown also in the ten-year table) is a tribute to the skill and low costs of the fund’s advisor, Vanguard Fixed Income Group. The group’s seasoned team of portfolio managers, traders, risk managers, and credit analysts are supported by state-of-the-art technology. These resources are critical to the day-today management of the funds and to the effort to capture the key characteristics—such as credit quality, duration, and yield to maturity—and returns of a benchmark without owning all of the index’s bonds.

Most investors with stock and bond holdings have been taken on a roller-coaster ride over the last two years. In 2008, when virtually all asset classes except Treasuries experienced significant losses, having a balanced and diversified portfolio helped cushion some of the shock. And when both stocks and corporate bonds came roaring back in 2009, diversification admittedly trimmed some of the potential gains. History has taught us, however, that trying to anticipate any market’s ups and downs can be a costly, and futile, exercise.

Instead, we encourage investors to maintain a portfolio that is diversified both across and within asset classes. The importance of diversification is underscored by bonds’ considerable edge over stocks in the last decade. And by choosing a low-cost, well-managed index fund—such as those among the Vanguard Bond Index Funds—investors have the ability to earn returns consistent with those of the target benchmark.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

February 8, 2010

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Total Bond Market Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, Long-Term Bond Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a)	Purchasing and selling real estate.
(b)	Issuing senior securities.
(c)	Borrowing money.
(d)	Making loans.
(e)	Purchasing and selling commodities.
(f)	Concentrating investments in a particular industry or group of industries.
(g)	Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market Index Fund
2a	3,346,382,865	61,620,042	75,437,129	188,087,531	91.1%
2b	3,337,161,663	68,364,463	77,913,910	188,087,531	90.9%
2c	3,293,514,604	65,498,043	124,427,388	188,087,533	89.7%
2d	3,327,171,353	65,799,525	90,469,156	188,087,533	90.6%
2e	3,304,666,744	64,198,612	114,574,682	188,087,530	90.0%
2f	3,325,859,928	72,046,430	85,533,679	188,087,531	90.6%
2g	3,348,249,550	63,346,822	71,843,662	188,087,533	91.2%

Short-Term Bond Index Fund
2a	496,826,289	6,859,206	13,045,093	77,279,948	83.6%
2b	496,710,026	7,373,810	12,646,747	77,279,953	83.6%
2c	490,972,136	7,505,032	18,253,408	77,279,960	82.7%
2d	494,674,572	7,295,207	14,760,800	77,279,956	83.3%
2e	493,671,090	7,257,175	15,802,315	77,279,956	83.1%
2f	495,949,410	7,186,931	13,594,240	77,279,955	83.5%
2g	490,453,131	7,533,637	18,743,822	77,279,946	82.6%

Intermediate-Term Bond Index Fund
2a	500,535,808	5,635,451	15,078,945	51,044,265	87.5%
2b	499,891,010	6,699,475	14,659,719	51,044,265	87.3%
2c	501,242,163	6,330,949	13,677,089	51,044,268	87.6%
2d	497,411,098	6,312,459	17,526,645	51,044,267	86.9%
2e	495,200,473	6,320,518	19,729,211	51,044,267	86.5%
2f	499,045,475	6,133,922	16,070,807	51,044,265	87.2%
2g	503,389,279	6,653,607	11,207,317	51,044,266	88.0%

Long-Term Bond Index Fund
2a	158,187,217	2,137,206	3,465,791	8,431,031	91.9%
2b	157,944,559	2,533,747	3,311,906	8,431,033	91.7%
2c	157,014,764	2,270,183	4,505,264	8,431,034	91.2%
2d	154,013,905	2,275,979	7,500,328	8,431,032	89.4%
2e	157,045,070	2,261,953	4,483,188	8,431,034	91.2%
2f	154,340,610	5,795,947	3,653,655	8,431,032	89.6%
2g	159,009,679	2,268,560	2,511,975	8,431,031	92.3%

Total Bond Market Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
			Target
	Fund		Index[1]
Number of Issues	3,362		8,413
Yield[2]			3.7%
Investor Shares	3.3%
Admiral Shares	3.5%
Signal Shares	3.5%
Institutional Shares	3.5%
ETF Shares	3.5%
Yield to Maturity	3.6%[3]		3.7%
Average Coupon	4.9%		4.7%
Average Effective Maturity	6.7 years		6.8 years
Average Quality[4]	Aa1	/Aa2	Aa1	/Aa2
Average Duration	4.5 years		4.6 years
Expense Ratio[5]			—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
Institutional Shares	0.08%
ETF Shares	0.14%
Short-Term Reserves	0.8%		—

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed			3.7%
Finance			7.2
Foreign			4.1
Government Mortgage-Backed			33.2
Industrial			10.7
Treasury/Agency			38.0
Utilities			2.3
Other			0.8

Volatility Measures7

Fund Versus
Target Index[1]
R-Squared	0.99
Beta	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	2.4%
1–5 Years	47.5
5–10 Years	37.8
10–20 Years	5.6
20–30 Years	6.6
Over 30 Years	0.1

Distribution by Credit Quality4 (% of portfolio)

Aaa	76.9%
Aa	4.0
A	10.3
Baa	8.8

Investment Focus

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

3 Before expenses.

4 Moody’s Investors Service.

5 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Total Bond Market Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

6 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

7 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Fund
Investor Shares[1]	5.93%	4.90%	6.06%	$18,003
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Intermediate-Term Investment Grade
Debt Funds Average[2]	12.49	3.48	5.10	16,450

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Total Bond Market Index Fund Admiral Shares	6.04%	5.00%	4.86%	$147,062
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.07	149,477

				Final Value of
			Since	a $1,000,000
	One Year		Inception[3]	Investment
Total Bond Market Index Fund Signal Shares	6.04%		6.13%	$1,219,171
Barclays Capital U.S. Aggregate Bond Index	5.93		6.07	1,217,018

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment Grade Debt Funds thereafter.

3 Performance for the fund and its comparative standards is calculated since the following inception dates: November 12, 2001, for the Admiral Shares, and September 1, 2006, for the Signal Shares.

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Fund

				Final Value of
				a $5,000,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Fund Institutional Shares	6.09%	5.04%	6.19%	$9,115,097
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	9,237,386

				Final Value
			Since	of a $10,000
	One Year		Inception[2]	Investment
Total Bond Market Index Fund
ETF Shares Net Asset Value[1]	6.03%		6.08%	$11,760
Barclays Capital U.S. Aggregate Bond Index	5.93		6.05	11,750

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
	One Year			Inception[2]
Total Bond Market Index Fund ETF Shares
Market Price	3.46%			17.87%
Total Bond Market Index Fund ETF Shares
Net Asset Value	6.03			17.60
Barclays Capital U.S. Aggregate Bond Index	5.93			17.50

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	4.2%	7.2%	11.4%	11.6%
2001	1.9	6.5	8.4	8.4
2002	2.4	5.9	8.3	10.3
2003	–0.7	4.7	4.0	4.1
2004	–0.2	4.4	4.2	4.3
2005	–2.0	4.4	2.4	2.4
2006	–0.7	5.0	4.3	4.3
2007	1.7	5.2	6.9	7.0
2008	0.2	4.9	5.1	5.2
2009	1.7	4.2	5.9	5.9

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. Aggregate Bond Index.

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Inflation
Indexed Bonds	3.500%	1/15/11	62,575	80,613	0.1%
United States Treasury Note/Bond	5.125%	6/30/11	759,035	806,475	1.2%
United States Treasury Note/Bond	0.875%	2/28/11	725,950	727,649	1.1%
United States Treasury Note/Bond	3.375%	11/15/19	656,389	631,669	0.9%
United States Treasury Note/Bond	3.125%	9/30/13	605,510	629,446	0.9%
United States Treasury Note/Bond	2.750%	10/31/13	552,108	565,568	0.8%
United States Treasury Note/Bond	4.375%	12/15/10	495,025	513,123	0.8%
United States Treasury Note/Bond	2.125%	11/30/14	487,509	476,160	0.7%
United States Treasury Note/Bond	1.125%	12/15/12	475,550	468,046	0.7%
United States Treasury Note/Bond	8.750%	5/15/17	315,790	427,055	0.6%
United States Treasury Note/Bond	4.750%	2/15/37	394,150	403,081	0.6%
United States Treasury Note/Bond	3.875%	5/15/18	396,016	402,265	0.6%
United States Treasury Note/Bond	1.750%	3/31/14	402,775	393,274	0.6%
United States Treasury Note/Bond	6.250%	8/15/23	314,920	376,279	0.6%
United States Treasury Note/Bond	1.375%	5/15/12	357,050	357,107	0.5%
United States Treasury Note/Bond	9.875%	11/15/15	256,225	352,069	0.5%
United States Treasury Note/Bond	4.750%	8/15/17	322,525	350,091	0.5%
United States Treasury Note/Bond	4.750%	5/31/12	315,390	340,621	0.5%
United States Treasury Note/Bond	8.750%	8/15/20	230,025	325,485	0.5%
United States Treasury Note/Bond	4.500%	4/30/12	298,290	319,824	0.5%
United States Treasury Note/Bond	1.375%	4/15/12	312,714	313,055	0.5%
United States Treasury Note/Bond	1.125%	6/30/11	303,950	305,138	0.4%
United States Treasury Note/Bond	4.875%	2/15/12	276,345	297,331	0.4%
United States Treasury Note/Bond	1.500%	12/31/13	293,000	285,356	0.4%
United States Treasury Note/Bond	7.875%	2/15/21	199,237	267,912	0.4%
United States Treasury Note/Bond	4.875%	4/30/11	248,755	261,971	0.4%
United States Treasury Note/Bond	3.875%	2/15/13	239,975	255,648	0.4%
United States Treasury Note/Bond	4.500%	8/15/39	257,472	251,880	0.4%
United States Treasury Note/Bond	2.375%	10/31/14	254,190	251,491	0.4%

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	3.250%	6/30/16	247,645	248,420	0.4%
	United States Treasury Note/Bond	4.250%	11/15/17	236,010	247,478	0.4%
	United States Treasury Note/Bond	8.875%	2/15/19	171,900	240,177	0.3%
	United States Treasury Note/Bond	6.750%	8/15/26	186,530	235,406	0.3%
	United States Treasury Note/Bond	5.125%	5/15/16	208,385	232,414	0.3%
	United States Treasury Note/Bond	1.875%	4/30/14	214,825	210,428	0.3%
	United States Treasury Note/Bond	1.000%	7/31/11	204,150	204,438	0.3%
	United States Treasury Note/Bond	0.750%	11/30/11	196,269	194,981	0.3%
	United States Treasury Note/Bond	4.875%	6/30/12	178,365	193,471	0.3%
	United States Treasury Note/Bond	8.125%	8/15/21	131,140	179,928	0.3%
	United States Treasury Note/Bond	2.625%	2/29/16	182,250	177,353	0.3%
	United States Treasury Note/Bond	4.250%	1/15/11	170,475	176,868	0.3%
	United States Treasury Note/Bond	2.625%	7/31/14	171,745	172,657	0.3%
	United States Treasury
	Note/Bond	0.875%–11.250%	2/28/10–5/15/39	5,865,846	6,188,461	9.0%
					20,338,162	30.0%
Agency Bonds and Notes
1	Federal Home Loan Bank of Chicago	5.625%	6/13/16	3,555	3,588	0.0%
1,2	Federal Home Loan Banks	1.000%–5.625%	3/16/11–7/15/36	968,910	1,016,875	1.5%
1	Federal Home Loan
	Mortgage Corp.	0.000%–6.750%	1/18/11–7/15/32	1,209,797	1,287,269	1.9%
1	Federal National
	Mortgage Assn.	0.000%–8.200%	2/1/11–7/15/37	1,412,491	1,500,431	2.2%
	Agency Bonds and Notes—Other †				1,249,052	1.9%
					5,057,215	7.5%
Conventional Mortgage-Backed Securities
1,2	Fannie Mae Pool	5.000%	1/1/40	218,975	224,723	0.3%
1,2	Fannie Mae Pool	5.000%	11/1/33	188,061	194,009	0.3%
1,2	Fannie Mae Pool	4.500%	8/1/39	177,549	177,460	0.3%
1,2	Fannie Mae Pool	4.000%–11.000%	2/1/10–1/1/40	9,933,664	10,406,468	15.3%
1,2	Freddie Mac Gold Pool	5.500%	1/1/40	257,125	269,338	0.4%
1,2	Freddie Mac Gold Pool	5.000%	1/1/40	191,250	196,091	0.3%
1,2	Freddie Mac Gold Pool	4.000%	1/1/25	173,175	174,257	0.3%
1,2	Freddie Mac Gold Pool	4.000%–10.000%	1/1/10–1/1/40	6,285,374	6,571,179	9.6%
1,2	Freddie Mac Non Gold Pool	8.000%–9.500%	7/1/16–3/1/20	69	75	0.0%
2	Ginnie Mae I Pool	5.000%	1/1/40	511,300	525,841	0.8%
2	Ginnie Mae I Pool	4.500%	1/1/40	391,800	392,047	0.6%
2	Ginnie Mae I Pool	5.500%	1/1/40	312,325	327,257	0.5%
2	Ginnie Mae I Pool	4.000%–11.500%	5/15/10–1/1/40	1,458,175	1,521,860	2.2%
2	Ginnie Mae II Pool	4.500%–8.500%	8/20/30–1/1/40	799,140	837,995	1.2%
					21,818,600	32.1%
Nonconventional Mortgage-Backed Securities
1,2	Fannie Mae Pool	2.701%–6.499%	11/1/33–8/1/38	588,241	615,028	0.9%
1,2	Freddie Mac Non Gold Pool	2.691%–6.480%	9/1/34–7/1/38	456,264	477,912	0.7%
2	Ginnie Mae I Pool	7.900%	2/15/21	5	6	0.0%
2	Ginnie Mae II Pool	4.375%	6/20/29	308	317	0.0%
					1,093,263	1.6%
Total U.S. Government and Agency Obligations (Cost $47,396,630)					48,307,240	71.2%
[3]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 2,546,454) †					2,543,213	3.7%

Total Bond Market Index Fund

				Market	Percentage
				Value•	of Net
		Coupon		($000)	Assets
Corporate Bonds
Finance
3	Banking †			3,286,836	4.9%
3	Brokerage †			59,920	0.1%
	Finance Companies †			633,258	0.9%
3	Insurance †			675,544	1.0%
	Other Finance †			28,836	0.0%
	Real Estate Investment Trusts †			218,149	0.3%
				4,902,543	7.2%
Industrial
3	Basic Industry †			654,706	1.0%
3	Capital Goods †			679,618	1.0%
3	Communication †			1,615,665	2.4%
	Consumer Cyclical †			700,321	1.0%
3	Consumer Noncyclical †			1,705,744	2.5%
3	Energy †			949,350	1.4%
	Other Industrial †			2,454	0.0%
	Technology †			526,133	0.8%
	Transportation †			264,568	0.4%
				7,098,559	10.5%
Utilities
3	Electric †			1,108,242	1.6%
3	Natural Gas †			402,265	0.6%
	Other Utility †			136	0.0%
				1,510,643	2.2%
Total Corporate Bonds (Cost $12,991,944)				13,511,745	19.9%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $2,495,676) †				2,550,497	3.8%
Taxable Municipal Bonds (Cost $285,733) †				277,962	0.4%

			Shares
Temporary Cash Investment
Money Market Fund
4,5	Vanguard Market Liquidity Fund
	(Cost $2,934,013)	0.187%	2,934,012,346	2,934,013	4.3%
^Total Investments (Cost $68,650,450)				70,124,670	103.3%
Other Assets and Liabilities
Other Assets				2,545,425	3.8%
Liabilities[5]				(4,798,861)	(7.1%)
				(2,253,436)	(3.3%)
Net Assets				67,871,234	100.0%

At December 31, 2009, net assets consisted of:
					Amount
					($000)
Paid-in Capital					66,506,510
Undistributed Net Investment Income					—
Accumulated Net Realized Losses					(109,496)
Unrealized Appreciation (Depreciation)					1,474,220
Net Assets					67,871,234

Total Bond Market Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 1,888,935,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,554,934
Net Asset Value Per Share—Investor Shares	$10.35

Admiral Shares—Net Assets
Applicable to 1,732,202,215 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,932,187
Net Asset Value Per Share—Admiral Shares	$10.35

Signal Shares—Net Assets
Applicable to 816,261,876 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,450,127
Net Asset Value Per Share—Signal Shares	$10.35

Institutional Shares—Net Assets
Applicable to 1,515,875,898 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,692,469
Net Asset Value Per Share—Institutional Shares	$10.35

ETF Shares—Net Assets
Applicable to 79,700,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,241,517
Net Asset Value Per Share—ETF Shares	$78.31

Total Bond Market Index Fund

As of December 31, 2009
Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	70,124,670
Receivables for Investment Securities Sold	1,618,510
Receivables for Capital Shares Issued	345,194
Other Assets	581,721
Total Assets	72,670,095
Liabilities
Payables for Investment Securities Purchased	4,355,115
Payables for Capital Shares Redeemed	242,247
Other Liabilities	201,499
Total Liabilities	4,798,861
Net Assets	67,871,234

• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $11,303,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $363,669,000, representing 0.5% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $11,372,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	2,571,915
Security Lending	187
Total Income	2,572,102
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,291
Management and Administrative—Investor Shares	31,696
Management and Administrative—Admiral Shares	13,260
Management and Administrative—Signal Shares	6,076
Management and Administrative—Institutional Shares	3,561
Management and Administrative—ETF Shares	3,427
Marketing and Distribution—Investor Shares	6,552
Marketing and Distribution—Admiral Shares	2,913
Marketing and Distribution—Signal Shares	2,179
Marketing and Distribution—Institutional Shares	4,049
Marketing and Distribution—ETF Shares	1,257
Custodian Fees	642
Auditing Fees	37
Shareholders’ Reports and Proxies—Investor Shares	885
Shareholders’ Reports and Proxies—Admiral Shares	122
Shareholders’ Reports and Proxies—Signal Shares	99
Shareholders’ Reports and Proxies—Institutional Shares	160
Shareholders’ Reports and Proxies—ETF Shares	210
Trustees’ Fees and Expenses	105
Total Expenses	82,521
Net Investment Income	2,489,581
Realized Net Gain (Loss)
Investment Securities Sold	362,102
Swap Contracts	(9,929)
Realized Net Gain (Loss)	352,173
Change in Unrealized Appreciation (Depreciation)
Investment Securities	529,306
Swap Contracts	13,697
Change in Unrealized Appreciation (Depreciation)	543,003
Net Increase (Decrease) in Net Assets Resulting from Operations	3,384,757

1	Interest income from an affiliated company of the fund was $6,439,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,489,581	2,965,075
Realized Net Gain (Loss)	352,173	(10,506)
Change in Unrealized Appreciation (Depreciation)	543,003	112,158
Net Increase (Decrease) in Net Assets Resulting from Operations	3,384,757	3,066,727
Distributions
Net Investment Income
Investor Shares	(770,305)	(1,452,546)
Admiral Shares	(632,712)	(571,976)
Signal Shares	(327,633)	(309,319)
Institutional Shares	(572,912)	(539,801)
ETF Shares	(189,300)	(92,422)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,492,862)	(2,966,064)
Capital Share Transactions
Investor Shares	(10,335,988)	172,304
Admiral Shares	4,698,656	2,713,715
Signal Shares	946,785	1,929,964
Institutional Shares	3,044,080	2,908,936
ETF Shares	3,210,839	1,823,393
Net Increase (Decrease) from Capital Share Transactions	1,564,372	9,548,312
Total Increase (Decrease)	2,456,267	9,648,975
Net Assets
Beginning of Period	65,414,967	55,765,992
End of Period	67,871,234	65,414,967

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.421	.477	.501	.485	.446
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.591	.497	.671	.415	.241
Distributions
Dividends from Net Investment Income	(.421)	(.477)	(.501)	(.485)	(.449)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.421)	(.477)	(.501)	(.485)	(.451)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return[1]	5.93%	5.05%	6.92%	4.27%	2.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,555	$29,687	$29,532	$23,769	$21,643
Ratio of Total Expenses to
Average Net Assets	0.22%	0.20%	0.19%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	4.09%	4.73%	5.02%	4.88%	4.40%
Portfolio Turnover Rate[2]	80%	61%	54%	63%	59%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.432	.486	.510	.494	.455
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.602	.506	.680	.424	.250
Distributions
Dividends from Net Investment Income	(.432)	(.486)	(.510)	(.494)	(.458)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.432)	(.486)	(.510)	(.494)	(.460)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return	6.04%	5.15%	7.02%	4.36%	2.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,932	$12,978	$10,232	$7,900	$4,529
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.19%	4.82%	5.11%	4.97%	4.49%
Portfolio Turnover Rate[1]	80%	61%	54%	63%	59%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Financial Highlights

Signal Shares
				Sept. 1,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$9.94
Investment Operations
Net Investment Income	.432	.486	.510	.166
Net Realized and Unrealized Gain (Loss) on Investments	.170	.020	.170	.050
Total from Investment Operations	.602	.506	.680	.216
Distributions
Dividends from Net Investment Income	(.432)	(.486)	(.510)	(.166)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.432)	(.486)	(.510)	(.166)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99

Total Return	6.04%	5.15%	7.02%	2.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,450	$7,372	$5,414	$632
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.19%	4.82%	5.11%	4.97%[2]
Portfolio Turnover Rate[3]	80%	61%	54%	63%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.18	$10.16	$9.99	$10.06	$10.27
Investment Operations
Net Investment Income	.437	.490	.513	.498	.459
Net Realized and Unrealized Gain (Loss)
on Investments	.170	.020	.170	(.070)	(.205)
Total from Investment Operations	.607	.510	.683	.428	.254
Distributions
Dividends from Net Investment Income	(.437)	(.490)	(.513)	(.498)	(.462)
Distributions from Realized Capital Gains	—	—	—	—	(.002)
Total Distributions	(.437)	(.490)	(.513)	(.498)	(.464)
Net Asset Value, End of Period	$10.35	$10.18	$10.16	$9.99	$10.06

Total Return	6.09%	5.19%	7.05%	4.40%	2.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,692	$12,431	$9,492	$8,257	$7,325
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.24%	4.86%	5.14%	5.01%	4.53%
Portfolio Turnover Rate[1]	80%	61%	54%	63%	59%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$76.93	$76.61	$74.95
Investment Operations
Net Investment Income	3.163	3.525	2.351
Net Realized and Unrealized Gain (Loss) on Investments	1.380	.320	1.660
Total from Investment Operations	4.543	3.845	4.011
Distributions
Dividends from Net Investment Income	(3.163)	(3.525)	(2.351)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.163)	(3.525)	(2.351)
Net Asset Value, End of Period	$78.31	$76.93	$76.61

Total Return	6.03%	5.18%	5.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,242	$2,946	$1,095
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.19%	4.83%	5.10%[2]
Portfolio Turnover Rate[3]	80%	61%	54%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Swap Contracts: The fund is subject to credit risk through its investment in swap transactions to earn the total return on the Commercial Mortgage-Backed Securities (CMBS) Index. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on the CMBS Index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

3. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll

Total Bond Market Index Fund

transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $13,623,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 5.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Total Bond Market Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	48,307,240	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,543,213	—
Corporate Bonds	—	13,511,688	57
Sovereign Bonds	—	2,550,497	—
Taxable Municipal Bonds	—	277,962	—
Temporary Cash Investments	2,934,013	—	—
Total	2,934,013	67,190,600	57

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers into Level 3	91
Change in unrealized appreciation (depreciation)	(34)
Balance as of December 31, 2009	57

Total Bond Market Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $248,154,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available capital loss carryforwards totaling $95,769,000 to offset future net capital gains of $83,811,000 through December 31, 2014, and $11,958,000 through December 31, 2016.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset future inflation adjustments that increased taxable income. The difference became permanent when securities were sold. During the year ended December 31, 2009, the fund realized gains of $3,281,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $68,663,264,000. Net unrealized appreciation of investment securities for tax purposes was $1,461,406,000, consisting of unrealized gains of $1,952,730,000 on securities that had risen in value since their purchase and $491,324,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $6,510,753,000 of investment securities and sold $5,908,420,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $55,867,591,000 and $54,986,418,000, respectively.

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	7,982,568	779,356	12,149,716	1,208,131
Issued in Lieu of Cash Distributions	687,168	67,060	1,412,821	140,609
Redeemed	(19,005,724)	(1,873,272)	(13,390,233) (1,340,352)
Net Increase (Decrease)—Investor Shares	(10,335,988)	(1,026,856)	172,304	8,388
Admiral Shares
Issued	6,429,050	626,833	4,380,267	434,463
Issued in Lieu of Cash Distributions	565,799	55,172	515,178	51,308
Redeemed	(2,296,193)	(224,500)	(2,181,730)	(218,412)
Net Increase (Decrease)—Admiral Shares	4,698,656	457,505	2,713,715	267,359
Signal Shares
Issued	3,291,701	321,384	3,626,167	360,870
Issued in Lieu of Cash Distributions	290,553	28,363	281,653	28,052
Redeemed	(2,635,469)	(257,541)	(1,977,856)	(197,842)
Net Increase (Decrease)—Signal Shares	946,785	92,206	1,929,964	191,080
Institutional Shares
Issued	6,850,147	668,591	6,316,289	627,668
Issued in Lieu of Cash Distributions	530,609	51,771	502,440	50,060
Redeemed	(4,336,676)	(425,444)	(3,909,793)	(391,276)
Net Increase (Decrease)—Institutional Shares	3,044,080	294,918	2,908,936	286,452
ETF Shares
Issued	3,210,839	41,400	1,854,223	24,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(30,830)	(400)
Net Increase (Decrease)—ETF Shares	3,210,839	41,400	1,823,393	24,000

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

As of the close of business on February 5, 2010, the fund acquired all the net assets of Vanguard Institutional Total Bond Market Index Fund pursuant to a plan of reorganization approved by the funds’ board of trustees. The acquisition was accomplished by a tax-free exchange of 403,613,000 shares of the fund for 80,272,000 shares of Institutional Total Bond Market Index Fund outstanding as of the close of business on February 5, 2010. Shares of Institutional Total Bond Market Index Fund were exchanged for new Institutional Plus Shares of the fund. The Institutional Total Bond Market Index Fund’s net assets as of the close of business on February 5, 2010, of $4,235,240,000, including $134,921,000 of unrealized appreciation, were combined with the fund’s net assets. The net assets of the fund immediately before the acquisition were $70,363,886,000. The net assets of the fund immediately following the acquisition were $74,599,126,000.

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	1,223	2,139	8,413
Yield[3]		2.0%	3.7%
Investor Shares	1.5%
Admiral Shares	1.6%
Signal Shares	1.6%
ETF Shares	1.6%
Yield to Maturity	1.9%[4]	2.0%	3.7%
Average Coupon	3.5%	3.3%	4.7%
Average Effective
Maturity	2.7 years	2.8 years	6.8 years
Average Quality[5]	Aa1/Aa2	Aa1/Aa2	Aa1/Aa2
Average Duration	2.6 years	2.6 years	4.6 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
ETF Shares	0.14%
Short-Term Reserves	0.5%	—	—

Sector Diversification[7] (% of portfolio)

Finance			9.5%
Foreign			6.6
Government Mortgage-Backed			0.1
Industrial			10.8
Treasury/Agency			70.9
Utilities			1.6
Other			0.5

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.74
Beta	1.03	0.54

Distribution by Maturity (% of portfolio)

Under 1 Year	6.0%
1–3 Years	57.0
3–5 Years	36.8
Over 5 Years	0.2

Distribution by Credit Quality5 (% of portfolio)

Aaa	76.0%
Aa	5.7
A	10.8
Baa	7.5

Investment Focus

1 Barclays Capital U.S. 1–5 Year Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Short-Term Bond Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Bond Index Fund Investor Shares[1]	4.28%	4.45%	5.09%	$16,430
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62	4.52	5.36	16,854
1–5 Year Investment Grade Debt Funds Average[2]	9.78	2.74	3.90	14,659

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Short-Term Bond Index Fund Admiral Shares	4.38%	4.53%	4.03%	$137,938
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.15	152,886
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62	4.52	4.27	140,477

				Final Value of
			Since	a $1,000,000
	One Year		Inception[3]	Investment
Short-Term Bond Index Fund Signal Shares	4.38%		5.66%	$1,163,757
Barclays Capital U.S. Aggregate Bond Index	5.93		6.02	1,174,816
Barclays Capital U.S. 1–5 Year
Government/Credit Bond Index	4.62		5.59	1,161,675

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment Grade Debt Funds thereafter.

3 Performance for the fund and its comparative standards is calculated since the following inception dates: November 12, 2001, for the Admiral Shares, and March 30, 2007, for the Signal Shares.

See Financial Highlights for dividend and capital gains information.

Short-Term Bond Index Fund

				Final Value
			Since	of a $10,000
		One Year	Inception[2]	Investment
Short-Term Bond Index Fund ETF Shares Net Asset Value[1]		4.44%	5.69%	$11,640
Barclays Capital U.S. Aggregate Bond Index		5.93	6.05	11,750
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62	5.62	11,621

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
		One Year		Inception[2]
Short-Term Bond Market Index Fund ETF Shares Market Price		1.58%		16.62%
Short-Term Bond Market Index Fund ETF Shares Net Asset Value		4.44		16.40
Barclays Capital U.S. 1–5 Year Government/Credit Bond Index		4.62		16.21

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	2.4%	6.4%	8.8%	8.9%
2001	3.0	5.9	8.9	9.0
2002	1.5	4.6	6.1	8.1
2003	0.1	3.3	3.4	3.4
2004	–1.3	3.0	1.7	1.8
2005	–2.2	3.5	1.3	1.4
2006	–0.3	4.4	4.1	4.2
2007	2.4	4.8	7.2	7.3
2008	1.5	3.9	5.4	5.1
2009	1.4	2.9	4.3	4.6

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. 1–5 Year Government/Credit Bond Index.

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Inflation
Indexed Bonds	3.500%	1/15/11	9,125	11,755	0.1%
United States Treasury Note/Bond	0.875%	2/28/11	300,325	301,028	1.9%
United States Treasury Note/Bond	1.125%	12/15/12	274,725	270,390	1.7%
United States Treasury Note/Bond	1.750%	8/15/12	245,745	247,357	1.5%
United States Treasury Note/Bond	0.875%	12/31/10	237,160	238,011	1.5%
United States Treasury Note/Bond	1.125%	1/15/12	234,695	234,474	1.5%
United States Treasury Note/Bond	2.625%	7/31/14	232,160	233,393	1.5%
United States Treasury Note/Bond	2.750%	10/31/13	221,900	227,310	1.4%
United States Treasury Note/Bond	3.125%	9/30/13	216,375	224,928	1.4%
United States Treasury Note/Bond	2.625%	6/30/14	213,730	215,333	1.3%
United States Treasury Note/Bond	1.875%	4/30/14	219,600	215,105	1.3%
United States Treasury Note/Bond	1.375%	5/15/12	209,750	209,784	1.3%
United States Treasury Note/Bond	1.250%	11/30/10	207,175	208,665	1.3%
United States Treasury Note/Bond	4.375%	12/15/10	191,530	198,532	1.2%
United States Treasury Note/Bond	2.125%	11/30/14	202,055	197,351	1.2%
United States Treasury Note/Bond	2.250%	5/31/14	188,835	187,566	1.2%
United States Treasury Note/Bond	1.000%	12/31/11	186,000	185,477	1.2%
United States Treasury Note/Bond	1.875%	2/28/14	187,085	184,045	1.1%
United States Treasury Note/Bond	4.500%	9/30/11	168,490	178,599	1.1%
United States Treasury Note/Bond	5.125%	6/30/11	167,480	177,948	1.1%
United States Treasury Note/Bond	1.375%	11/15/12	177,917	176,695	1.1%
United States Treasury Note/Bond	3.500%	5/31/13	146,110	154,009	1.0%
United States Treasury Note/Bond	1.875%	6/15/12	149,925	151,565	0.9%
United States Treasury Note/Bond	2.375%	10/31/14	145,485	143,940	0.9%
United States Treasury Note/Bond	4.500%	3/31/12	132,385	141,693	0.9%
United States Treasury Note/Bond	4.875%	4/30/11	133,885	140,998	0.9%
United States Treasury Note/Bond	1.125%	6/30/11	138,750	139,293	0.9%
United States Treasury Note/Bond	4.625%	10/31/11	127,550	135,820	0.8%
United States Treasury Note/Bond	2.625%	12/31/14	136,000	135,309	0.8%

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	1.750%	1/31/14	128,645	126,233	0.8%
	United States Treasury Note/Bond	4.625%	7/31/12	116,340	125,666	0.8%
	United States Treasury Note/Bond	1.750%	3/31/14	127,915	124,898	0.8%
	United States Treasury Note/Bond	0.875%	4/30/11	121,250	121,402	0.8%
	United States Treasury Note/Bond	4.875%	6/30/12	111,070	120,477	0.8%
	United States Treasury Note/Bond	4.500%	11/30/11	104,975	111,766	0.7%
	United States Treasury Note/Bond	4.750%	5/31/12	102,840	111,067	0.7%
	United States Treasury Note/Bond	3.125%	8/31/13	105,330	109,494	0.7%
	United States Treasury Note/Bond	4.500%	2/28/11	95,410	99,584	0.6%
	United States Treasury Note/Bond	3.875%	2/15/13	90,205	96,096	0.6%
	United States Treasury Note/Bond	4.500%	4/30/12	82,335	88,279	0.6%
	United States Treasury Note/Bond	3.875%	10/31/12	82,080	87,351	0.5%
	United States Treasury Note/Bond	1.000%	10/31/11	85,180	85,100	0.5%
	United States Treasury Note/Bond	4.750%	3/31/11	79,675	83,572	0.5%
	United States Treasury Note/Bond	2.000%	11/30/13	82,815	82,388	0.5%
	United States Treasury Note/Bond	4.750%	5/15/14	73,625	81,034	0.5%
	United States Treasury Note/Bond	4.625%	8/31/11	73,975	78,436	0.5%
	United States Treasury Note/Bond	1.375%	2/15/12	72,300	72,503	0.5%
	United States Treasury Note/Bond	1.500%	12/31/13	70,950	69,099	0.4%
	United States Treasury
	Note/Bond	0.875%–5.750%	2/15/10–9/30/14	1,070,019	1,102,182	6.9%
					8,443,000	52.7%
Agency Bonds and Notes
1	Bank of America Corp.	2.100%–3.125%	4/30/12–6/22/12	71,975	73,838	0.5%
1	Bank of America NA	1.700%	12/23/10	7,500	7,575	0.0%
1	Citibank NA	1.250%–1.875%	3/30/11–12/28/12	36,575	36,626	0.2%
1	Citigroup Funding Inc.	1.375%–2.250%	5/5/11–12/10/12	47,387	47,697	0.3%
1	Citigroup Inc.	2.125%–2.875%	12/9/11–4/30/12	59,345	60,463	0.4%
2	Federal Home Loan Banks	1.625%	7/27/11	79,875	80,643	0.5%
2,3	Federal Home Loan Banks	1.000%–5.500%	3/11/11–8/13/14	587,595	610,399	3.8%
2	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	69,000	74,444	0.5%
2,3	Federal Home Loan
	Mortgage Corp.	1.125%–6.000%	1/18/11–7/28/14	584,395	605,748	3.8%
2	Federal National Mortgage Assn.	6.000%	5/15/11	94,275	100,799	0.6%
2	Federal National
	Mortgage Assn.	1.000%–5.500%	2/15/11–11/20/14	657,925	681,905	4.3%
1	General Electric Capital Corp.	1.625%–3.000%	1/7/11–12/28/12	130,250	132,011	0.8%
1	JPMorgan Chase & Co.	1.650%–3.125%	2/23/11–12/26/12	70,325	71,772	0.5%
	Agency Bonds and Notes—Other †				310,361	1.9%
					2,894,281	18.1%
Total U.S. Government and Agency Obligations (Cost $11,251,896)					11,337,281	70.8%
[4]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 8,575) †					8,771	0.1%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	4.250%–7.375%	10/1/10–11/15/14	57,600	60,975	0.4%
	Bank One Corp.	5.900%	11/15/11	1,500	1,603	0.0%
	Bear Stearns Cos. LLC	4.500%–6.950%	10/28/10–11/15/14	14,200	15,126	0.1%
	Citigroup Inc.	5.000%–6.500%	1/18/11–1/15/15	121,150	124,830	0.8%
	Countrywide Financial Corp.	5.800%	6/7/12	3,850	4,089	0.0%
	Countrywide Home Loans Inc.	4.000%	3/22/11	1,925	1,976	0.0%

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	FIA Card Services NA	6.625%	6/15/12	1,000	1,062	0.0%
	JPMorgan Chase & Co.	4.650%–6.750%	2/1/11–5/1/15	89,425	95,894	0.6%
	MBNA Corp.	6.125%–7.500%	3/15/12–3/1/13	3,075	3,339	0.0%
	Merrill Lynch & Co. Inc.	5.000%–6.150%	7/25/11–1/15/15	44,850	47,784	0.3%
4	Banking—Other †				674,420	4.2%
	Brokerage †				14,536	0.1%
	Finance Companies
	General Electric Capital Corp.	3.500%–6.125%	9/13/10–11/14/14	145,210	152,818	1.0%
	Finance Companies—Other †				98,176	0.6%
4	Insurance †				160,407	1.0%
	Other Finance †				14,171	0.1%
	Real Estate Investment Trusts †				49,607	0.3%
					1,520,813	9.5%
Industrial
4	Basic Industry †				140,641	0.9%
	Capital Goods
	General Electric Co.	5.000%	2/1/13	18,500	19,593	0.1%
	Capital Goods—Other †				158,376	1.0%
4	Communication †				401,829	2.5%
	Consumer Cyclical †				189,029	1.2%
4	Consumer Noncyclical †				425,662	2.7%
4	Energy †				192,218	1.2%
	Other Industrial †				1,818	0.0%
	Technology †				156,687	1.0%
	Transportation †				38,751	0.2%
					1,724,604	10.8%
Utilities
4	Electric †				187,820	1.1%
	Natural Gas †				60,204	0.4%
					248,024	1.5%
Total Corporate Bonds (Cost $3,339,144)					3,493,441	21.8%
Sovereign Bonds (U.S. Dollar-Denominated)
	European Investment Bank	1.750%–5.250%	2/15/11–6/4/14	212,825	217,698	1.4%
	Kreditanstalt
	fuer Wiederaufbau	1.875%–4.750%	11/15/10–10/21/14	176,450	180,506	1.1%
	Landwirtschaftliche
	Rentenbank	1.875%–5.250%	2/14/11–3/15/13	44,675	45,767	0.3%
	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				598,493	3.7%
Total Sovereign Bonds (Cost $1,020,084)					1,042,464	6.5%
Taxable Municipal Bonds (Cost $ 6,764) †					6,911	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5,6	Vanguard Market Liquidity Fund
	(Cost $191,629)	0.187%		191,629,464	191,629	1.2%
^Total Investments (Cost $15,818,092)					16,080,497	100.5%
Other Assets and Liabilities
Other Assets					590,205	3.7%
Liabilities[6]					(665,135)	(4.2%)
					(74,930)	(0.5%)
Net Assets					16,005,567	100.0%

Short-Term Bond Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	15,732,474
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	10,688
Unrealized Appreciation (Depreciation)	262,405
Net Assets	16,005,567

Investor Shares—Net Assets
Applicable to 506,758,280 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,282,855
Net Asset Value Per Share—Investor Shares	$10.42

Admiral Shares—Net Assets
Applicable to 188,088,166 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,960,773
Net Asset Value Per Share—Admiral Shares	$10.42

Signal Shares—Net Assets
Applicable to 487,298,127 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,079,987
Net Asset Value Per Share—Signal Shares	$10.42

ETF Shares—Net Assets
Applicable to 46,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,681,952
Net Asset Value Per Share—ETF Shares	$79.35
• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $925,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $67,126,000, representing 0.4% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $990,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	363,907
Security Lending	114
Total Income	364,021
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,089
Management and Administrative—Investor Shares	7,620
Management and Administrative—Admiral Shares	1,473
Management and Administrative—Signal Shares	3,019
Management and Administrative—ETF Shares	1,556
Marketing and Distribution—Investor Shares	1,257
Marketing and Distribution—Admiral Shares	384
Marketing and Distribution—Signal Shares	1,156
Marketing and Distribution—ETF Shares	534
Custodian Fees	115
Auditing Fees	32
Shareholders’ Reports and Proxies—Investor Shares	226
Shareholders’ Reports and Proxies—Admiral Shares	18
Shareholders’ Reports and Proxies—Signal Shares	42
Shareholders’ Reports and Proxies—ETF Shares	83
Trustees’ Fees and Expenses	20
Total Expenses	18,624
Net Investment Income	345,397
Realized Net Gain (Loss) on Investment Securities Sold	75,989
Change in Unrealized Appreciation (Depreciation) of Investment Securities	84,295
Net Increase (Decrease) in Net Assets Resulting from Operations	505,681
1 Interest income from an affiliated company of the fund was $365,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,397	308,519
Realized Net Gain (Loss)	75,989	47,739
Change in Unrealized Appreciation (Depreciation)	84,295	74,389
Net Increase (Decrease) in Net Assets Resulting from Operations	505,681	430,647
Distributions
Net Investment Income
Investor Shares	(121,171)	(122,056)
Admiral Shares	(51,150)	(61,985)
Signal Shares	(113,924)	(94,644)
ETF Shares	(59,509)	(29,834)
Realized Capital Gain
Investor Shares	(504)	—
Admiral Shares	(190)	—
Signal Shares	(480)	—
ETF Shares	(363)	—
Total Distributions	(347,291)	(308,519)
Capital Share Transactions
Investor Shares	1,545,538	858,062
Admiral Shares	305,117	108,610
Signal Shares	1,815,238	1,320,260
ETF Shares	2,508,830	729,327
Net Increase (Decrease) from Capital Share Transactions	6,174,723	3,016,259
Total Increase (Decrease)	6,333,113	3,138,387
Net Assets
Beginning of Period	9,672,454	6,534,067
End of Period	16,005,567	9,672,454

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.89	$9.92	$10.14
Investment Operations
Net Investment Income	.293	.389	.456	.426	.350
Net Realized and Unrealized Gain (Loss)
on Investments	.141	.150	.240	(.030)	(.220)
Total from Investment Operations	.434	.539	.696	.396	.130
Distributions
Dividends from Net Investment Income	(.293)	(.389)	(.456)	(.426)	(.350)
Distributions from Realized Capital Gains	(.001)	—	—	—	—
Total Distributions	(.294)	(.389)	(.456)	(.426)	(.350)
Net Asset Value, End of Period	$10.42	$10.28	$10.13	$9.89	$9.92

Total Return[1]	4.28%	5.43%	7.22%	4.09%	1.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,283	$3,680	$2,773	$2,731	$2,951
Ratio of Total Expenses to
Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.78%	3.79%	4.58%	4.32%	3.50%
Portfolio Turnover Rate[2]	77%	101%	79%	106%	106%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.89	$9.92	$10.14
Investment Operations
Net Investment Income	.303	.397	.464	.433	.357
Net Realized and Unrealized Gain (Loss)
on Investments	.141	.150	.240	(.030)	(.220)
Total from Investment Operations	.444	.547	.704	.403	.137
Distributions
Dividends from Net Investment Income	(.303)	(.397)	(.464)	(.433)	(.357)
Distributions from Realized Capital Gains	(.001)	—	—	—	—
Total Distributions	(.304)	(.397)	(.464)	(.433)	(.357)
Net Asset Value, End of Period	$10.42	$10.28	$10.13	$9.89	$9.92

Total Return	4.38%	5.51%	7.31%	4.16%	1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,961	$1,632	$1,502	$2,528	$2,326
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.88%	3.87%	4.66%	4.39%	3.57%
Portfolio Turnover Rate[1]	77%	101%	79%	106%	106%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Financial Highlights

Signal Shares
			Mar. 30,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$10.28	$10.13	$9.93
Investment Operations
Net Investment Income	.303	.397	.352
Net Realized and Unrealized Gain (Loss) on Investments	.141	.150	.200
Total from Investment Operations	.444	.547	.552
Distributions
Dividends from Net Investment Income	(.303)	(.397)	(.352)
Distributions from Realized Capital Gains	(.001)	—	—
Total Distributions	(.304)	(.397)	(.352)
Net Asset Value, End of Period	$10.42	$10.28	$10.13

Total Return	4.38%	5.51%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,080	$3,212	$1,851
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	2.88%	3.87%	4.66%[2]
Portfolio Turnover Rate[3]	77%	101%	79%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
			Apr. 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$78.13	$76.88	$74.95
Investment Operations
Net Investment Income	2.196	2.886	2.249
Net Realized and Unrealized Gain (Loss) on Investments	1.228	1.250	1.930
Total from Investment Operations	3.424	4.136	4.179
Distributions
Dividends from Net Investment Income	(2.196)	(2.886)	(2.249)
Distributions from Realized Capital Gains	(.008)	—	—
Total Distributions	(2.204)	(2.886)	(2.249)
Net Asset Value, End of Period	$79.35	$78.13	$76.88

Total Return	4.44%	5.48%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,682	$1,149	$407
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	2.88%	3.88%	4.65%[2]
Portfolio Turnover Rate[3]	77%	101%	79%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Admiral Shares, Signal Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

Short-Term Bond Index Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $3,122,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	11,337,281	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	8,771	—
Corporate Bonds	—	3,493,431	10
Sovereign Bonds	—	1,042,464	—
Taxable Municipal Bonds	—	6,911	—
Temporary Cash Investments	191,629	—	—
Total	191,629	15,888,858	10

Short-Term Bond Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers in and/or out of Level 3	16
Change in unrealized appreciation (depreciation)	(6)
Balance as of December 31, 2009	10

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $849,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2009, the fund had short-term and long-term capital gains of $5,112,000 and $6,213,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction was deferred for tax purposes until it was used to offset future inflation adjustments that increase taxable income. The difference became permanent when the securities were sold. During the year ended December 31, 2009, the fund realized gains of $357,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $15,818,583,000. Net unrealized appreciation of investment securities for tax purposes was $261,914,000, consisting of unrealized gains of $298,704,000 on securities that had risen in value since their purchase and $36,790,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Bond Index Fund

E. During the year ended December 31, 2009, the fund purchased $2,277,504,000 of investment securities and sold $921,652,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $12,966,537,000 and $8,261,870,000, respectively.

F. Capital share transactions for each class of shares were:

			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,417,628	329,509	2,042,093	200,868
Issued in Lieu of Cash Distributions	104,748	10,107	110,107	10,827
Redeemed	(1,976,838)	(190,885)	(1,294,138)	(127,426)
Net Increase (Decrease)—Investor Shares	1,545,538	148,731	858,062	84,269
Admiral Shares
Issued	1,167,345	112,451	660,329	64,940
Issued in Lieu of Cash Distributions	44,207	4,267	54,719	5,378
Redeemed	(906,435)	(87,457)	(606,438)	(59,784)
Net Increase (Decrease)—Admiral Shares	305,117	29,261	108,610	10,534
Signal Shares
Issued	2,766,402	266,663	2,041,854	200,877
Issued in Lieu of Cash Distributions	101,450	9,784	86,207	8,482
Redeemed	(1,052,614)	(101,661)	(807,801)	(79,607)
Net Increase (Decrease)—Signal Shares	1,815,238	174,786	1,320,260	129,752
ETF Shares
Issued	2,508,830	31,700	790,243	10,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(60,916)	(800)
Net Increase (Decrease)—ETF Shares	2,508,830	31,700	729,327	9,400

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Issues	1,037	1,514	8,413
Yield[3]		4.2%	3.7%
Investor Shares	3.9%
Admiral Shares	4.0%
Signal Shares	4.0%
Institutional Shares	4.0%
ETF Shares	4.0%
Yield to Maturity	4.2%[4]	4.2%	3.7%
Average Coupon	5.3%	5.0%	4.7%
Average Effective
Maturity	7.5 years	7.6 years	6.8 years
Average Quality[5]	Aa2/Aa3	Aa2/Aa3	Aa1/Aa2
Average Duration	6.3 years	6.3 years	4.6 years
Expense Ratio[6]		—	—
Investor Shares	0.22%
Admiral Shares	0.14%
Signal Shares	0.14%
Institutional Shares	0.09%
ETF Shares	0.14%
Short-Term Reserves	0.0%	—	—

Sector Diversification[7] (% of portfolio)

Finance			15.9%
Foreign			6.5
Government Mortgage-Backed			0.1
Industrial			21.6
Treasury/Agency			51.5
Utilities			4.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.97
Beta	1.02	1.64

Distribution by Maturity (% of portfolio)

Under 1 Year	0.1%
1–5 Years	0.6
5–10 Years	99.2
10–20 Years	0.1

Distribution by Credit Quality5 (% of portfolio)

Aaa	54.0%
Aa	6.4
A	20.7
Baa	18.9

Investment Focus

1 Barclays Capital U.S. 5-10 Year Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Intermediate-Term Bond Index Fund were 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999—December 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Intermediate-Term Bond Index Fund
Investor Shares[1]	6.79%	4.98%	6.83%	$19,362
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. 5–10 Year
Government/Credit Bond Index	6.50	4.93	6.98	19,631
Intermediate Investment Grade
Debt Funds Average[2]	12.49	3.48	5.10	16,450

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Intermediate-Term Bond Index Fund Admiral Shares	6.89%	5.06%	5.43%	$153,771
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	5.02	152,886
Barclays Capital U.S. 5–10 Year
Government/Credit Bond Index	6.50	4.93	5.60	155,784

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for Intermediate U.S. Government Funds through December 31, 2001, and average returns for Intermediate Investment Grade Debt Funds thereafter.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception on November 12, 2001.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Bond Index Fund

				Final Value of
		Since	a $	1,000,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund Signal Shares	6.89%	7.29%		$1,198,644
Barclays Capital U.S. Aggregate Bond Index	5.93	6.60		1,178,898
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	7.10		1,193,138

				Final Value of
		Since	a $	25,000,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund Institutional Shares	6.95%	6.13%		$31,577,124
Barclays Capital U.S. Aggregate Bond Index	5.93	5.73		31,122,903
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	5.91		31,327,787

				Final Value
		Since	of a $	10,000
	One Year	Inception[2]		Investment
Intermediate-Term Bond Index Fund ETF Shares Net Asset Value[1]	6.82%	6.55%		$11,904
Barclays Capital U.S. Aggregate Bond Index	5.93	6.05		11,750
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50	6.37		11,848

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
	One Year			Inception[2]
Intermediate-Term Bond Market Index Fund ETF Shares
Market Price	4.12%			19.33%
Intermediate-Term Bond Market Index Fund ETF Shares
Net Asset Value	6.82			19.04
Barclays Capital U.S. 5–10 Year Government/Credit Bond Index	6.50			18.48

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund and its comparative standards is calculated since the following inception dates: June 4, 2007, for the Signal Shares; January 26, 2006, for the Institutional Shares; and April 3, 2007, for the ETF Shares.

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	5.4%	7.4%	12.8%	12.4%
2001	2.6	6.7	9.3	8.8
2002	4.7	6.2	10.9	13.0
2003	0.6	5.0	5.6	6.0
2004	0.4	4.8	5.2	5.3
2005	–2.9	4.7	1.8	1.8
2006	–1.1	5.0	3.9	3.8
2007	2.4	5.2	7.6	7.6
2008	0.0	4.9	4.9	5.1
2009	2.1	4.7	6.8	6.5

1 Barclays Capital U.S. 5–10 Year Government/Credit Bond Index.

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.750%	11/15/18	324,860	324,912	3.4%
United States Treasury Note/Bond	2.750%	2/15/19	263,520	242,726	2.5%
United States Treasury Note/Bond	3.375%	11/15/19	251,790	242,308	2.5%
United States Treasury Note/Bond	4.000%	8/15/18	222,975	227,818	2.4%
United States Treasury Note/Bond	4.000%	2/15/15	206,450	219,450	2.3%
United States Treasury Note/Bond	3.125%	5/15/19	219,905	208,325	2.2%
United States Treasury Note/Bond	3.625%	8/15/19	203,115	199,751	2.1%
United States Treasury Note/Bond	3.875%	5/15/18	192,025	195,055	2.0%
United States Treasury Note/Bond	3.500%	2/15/18	155,600	154,385	1.6%
United States Treasury Note/Bond	4.500%	5/15/17	130,095	139,121	1.4%
United States Treasury Note/Bond	7.500%	11/15/16	105,645	133,145	1.4%
United States Treasury Note/Bond	8.750%	5/15/17	98,070	132,624	1.4%
United States Treasury Note/Bond	4.625%	2/15/17	118,290	127,772	1.3%
United States Treasury Note/Bond	4.750%	8/15/17	117,075	127,081	1.3%
United States Treasury Note/Bond	5.125%	5/15/16	107,370	119,751	1.2%
United States Treasury Note/Bond	3.250%	5/31/16	115,725	116,249	1.2%
United States Treasury Note/Bond	4.250%	8/15/15	95,250	101,962	1.1%
United States Treasury Note/Bond	8.875%	8/15/17	71,285	97,204	1.0%
United States Treasury Note/Bond	4.875%	8/15/16	75,595	83,142	0.9%
United States Treasury Note/Bond	9.875%	11/15/15	60,200	82,718	0.9%
United States Treasury Note/Bond	2.750%	11/30/16	85,750	82,575	0.8%
United States Treasury Note/Bond	4.125%	5/15/15	74,070	78,989	0.8%
United States Treasury Note/Bond	3.250%	12/31/16	79,225	78,458	0.8%
United States Treasury Note/Bond	8.875%	2/15/19	51,850	72,444	0.7%
United States Treasury Note/Bond	11.250%	2/15/15	50,615	71,415	0.7%
United States Treasury Note/Bond	2.625%	2/29/16	73,200	71,233	0.7%
United States Treasury Note/Bond	10.625%	8/15/15	46,685	65,578	0.7%
United States Treasury Note/Bond	7.250%	5/15/16	51,450	63,709	0.7%
United States Treasury Note/Bond	4.500%	2/15/16	56,165	60,597	0.6%
United States Treasury Note/Bond	9.250%	2/15/16	41,620	56,057	0.6%

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	3.250%	6/30/16	54,815	54,987	0.6%
United States Treasury Note/Bond	3.125%	10/31/16	53,400	52,741	0.5%
United States Treasury Note/Bond	4.625%	11/15/16	45,530	49,251	0.5%
United States Treasury Note/Bond	4.250%	11/15/17	44,405	46,563	0.5%
United States Treasury Note/Bond	9.125%	5/15/18	27,995	39,307	0.4%
United States Treasury Note/Bond	2.375%	3/31/16	40,650	38,897	0.4%
United States Treasury Note/Bond	4.500%	11/15/15	24,825	26,889	0.3%
United States Treasury Note/Bond	2.625%	4/30/16	1,200	1,163	0.0%
				4,286,352	44.4%
Agency Bonds and Notes
1 Federal Home Loan Bank of Chicago	5.625%	6/13/16	4,325	4,365	0.0%
1 Federal Home Loan Banks	5.000%	11/17/17	32,225	34,733	0.4%
1 Federal Home Loan Banks	4.750%	12/16/16	26,750	28,602	0.3%
1 Federal Home Loan Banks	4.875%	5/17/17	24,225	26,023	0.3%
1 Federal Home Loan Banks	5.125%–5.375%	6/18/14–8/15/19	25,895	28,197	0.3%
1 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	52,000	58,050	0.6%
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	27,950	30,035	0.3%
1 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	23,925	25,805	0.3%
1 Federal Home Loan
Mortgage Corp.	3.750%–5.250%	1/26/15–3/27/19	68,150	71,700	0.7%
1 Federal National Mortgage Assn.	4.875%	12/15/16	44,900	48,493	0.5%
1 Federal National Mortgage Assn.	5.000%	2/13/17	37,175	40,330	0.4%
1 Federal National Mortgage Assn.	5.375%	6/12/17	25,000	27,660	0.3%
1 Federal National Mortgage Assn.	5.000%	4/15/15	25,000	27,417	0.3%
1 Federal National
Mortgage Assn.	0.000%–5.250%	10/15/15–10/9/19	63,400	63,250	0.7%
Agency Bonds and Notes—Other †				99,614	1.0%
				614,274	6.4%
Total U.S. Government and Agency Obligations (Cost $4,860,857)				4,900,626	50.8%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $ 2,788) †				2,887	0.0%
Corporate Bonds
Finance
Banking
Bank of America Corp.	5.250%–7.750%	8/15/15–6/1/19	87,900	91,079	0.9%
Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	16,050	15,706	0.2%
Bank One Corp.	4.900%	4/30/15	6,150	6,343	0.1%
Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	44,150	48,149	0.5%
Countrywide Financial Corp.	6.250%	5/15/16	3,775	3,848	0.0%
Goldman Sachs Group Inc.	5.125%–7.500%	1/15/15–2/15/19	98,700	105,096	1.1%
JPMorgan Chase & Co.	4.750%–6.300%	3/1/15–4/23/19	57,450	61,805	0.6%
JPMorgan Chase Bank NA	5.875%–6.000%	6/13/16–10/1/17	8,900	9,378	0.1%
MBNA Corp.	5.000%	6/15/15	1,300	1,297	0.0%
Merrill Lynch & Co. Inc.	6.875%	4/25/18	34,850	37,604	0.4%
Merrill Lynch & Co. Inc.	5.000%–6.500%	1/15/15–7/15/18	34,550	35,269	0.4%
Morgan Stanley	5.375%–7.300%	4/28/15–9/23/19	118,675	124,395	1.3%
2 Banking—Other †				505,883	5.2%
Brokerage †				26,538	0.3%
Finance Companies
General Electric Capital Corp.	5.625%	5/1/18	27,925	28,552	0.3%
3 General Electric Capital Corp.	4.375%–6.375%	9/21/15–11/15/67	48,850	47,546	0.5%
Finance Companies—Other †				41,625	0.4%
Insurance †				236,723	2.5%
Other Finance †				1,625	0.0%

Intermediate-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Real Estate Investment Trusts
	Arden Realty LP	5.250%	3/1/15	1,250	1,287	0.0%
	Real Estate Investment Trusts—Other †				99,328	1.0%
					1,529,076	15.8%
Industrial
2	Basic Industry †				237,878	2.5%
	Capital Goods
	General Electric Co.	5.250%	12/6/17	20,475	20,890	0.2%
2	Capital Goods—Other †				200,315	2.1%
2	Communication †				376,508	3.9%
	Consumer Cyclical †				164,217	1.7%
2	Consumer Noncyclical †				533,444	5.5%
2	Energy †				270,905	2.8%
	Other Industrial †				1,387	0.0%
	Technology †				174,297	1.8%
	Transportation †				76,364	0.8%
					2,056,205	21.3%
Utilities
	Electric †				287,552	3.0%
2	Natural Gas †				131,655	1.4%
	Other Utility †				3,704	0.0%
					422,911	4.4%
Total Corporate Bonds (Cost $3,784,644)					4,008,192	41.5%
Sovereign Bonds (U.S. Dollar-Denominated)
	Italian Republic	5.250%	9/20/16	25,700	27,377	0.3%
2	Sovereign Bonds (U.S. Dollar-Denominated)—Other †				585,622	6.0%
Total Sovereign Bonds (Cost $582,711)					612,999	6.3%
Taxable Municipal Bonds (Cost $15,949) †					16,100	0.2%

				Shares
Temporary Cash Investment
Money Market Fund
4,5	Vanguard Market
	Liquidity Fund (Cost $56,243)	0.187%		56,242,980	56,243	0.6%
^Total Investments (Cost $9,303,192)					9,597,047	99.4%
Other Assets and Liabilities
Other Assets					266,986	2.8%
Liabilities[5]					(207,797)	(2.2%)
					59,189	0.6%
Net Assets					9,656,236	100.0%

Intermediate-Term Bond Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,430,649
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(68,268)
Unrealized Appreciation (Depreciation)	293,855
Net Assets	9,656,236

Investor Shares—Net Assets
Applicable to 324,599,385 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,478,806
Net Asset Value Per Share—Investor Shares	$10.72

Admiral Shares—Net Assets
Applicable to 234,049,217 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,508,355
Net Asset Value Per Share—Admiral Shares	$10.72

Signal Shares—Net Assets
Applicable to 178,918,245 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,917,503
Net Asset Value Per Share—Signal Shares	$10.72

Institutional Shares—Net Assets
Applicable to 48,667,867 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	521,586
Net Asset Value Per Share—Institutional Shares	$10.72

ETF Shares—Net Assets
Applicable to 15,600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,229,986
Net Asset Value Per Share—ETF Shares	$78.85

• See Note A in Notes to Financial Statements.

^ The total value of securities on loan is $2,386,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $72,647,000, representing 0.8% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $2,472,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	421,323
Security Lending	177
Total Income	421,500
Expenses
The Vanguard Group—Note B
Investment Advisory Services	820
Management and Administrative—Investor Shares	5,901
Management and Administrative—Admiral Shares	2,032
Management and Administrative—Signal Shares	1,356
Management and Administrative—Institutional Shares	135
Management and Administrative—ETF Shares	637
Marketing and Distribution—Investor Shares	909
Marketing and Distribution—Admiral Shares	516
Marketing and Distribution—Signal Shares	517
Marketing and Distribution—Institutional Shares	148
Marketing and Distribution—ETF Shares	249
Custodian Fees	94
Auditing Fees	44
Shareholders’ Reports and Proxies—Investor Shares	206
Shareholders’ Reports and Proxies—Admiral Shares	26
Shareholders’ Reports and Proxies—Signal Shares	9
Shareholders’ Reports and Proxies—Institutional Shares	—
Shareholders’ Reports and Proxies—ETF Shares	52
Trustees’ Fees and Expenses	16
Total Expenses	13,667
Net Investment Income	407,833
Realized Net Gain (Loss) on Investment Securities Sold	35,773
Change in Unrealized Appreciation (Depreciation) of Investment Securities	136,972
Net Increase (Decrease) in Net Assets Resulting from Operations	580,578
1 Interest income from an affiliated company of the fund was $414,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	407,833	390,193
Realized Net Gain (Loss)	35,773	(3,055)
Change in Unrealized Appreciation (Depreciation)	136,972	(1,555)
Net Increase (Decrease) in Net Assets Resulting from Operations	580,578	385,583
Distributions
Net Investment Income
Investor Shares	(150,877)	(153,431)
Admiral Shares	(111,757)	(117,970)
Signal Shares	(80,944)	(78,791)
Institutional Shares	(22,620)	(21,395)
ETF Shares	(41,635)	(18,606)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(407,833)	(390,193)
Capital Share Transactions
Investor Shares	93,898	300,687
Admiral Shares	6,039	153,622
Signal Shares	164,663	277,805
Institutional Shares	5,641	238,476
ETF Shares	591,961	444,484
Net Increase (Decrease) from Capital Share Transactions	862,202	1,415,074
Total Increase (Decrease)	1,034,947	1,410,464
Net Assets
Beginning of Period	8,621,289	7,210,825
End of Period	9,656,236	8,621,289

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.36	$10.68
Investment Operations
Net Investment Income	.474	.498	.507	.499	.492
Net Realized and Unrealized Gain (Loss)
on Investments	.220	—	.250	(.110)	(.309)
Total from Investment Operations	.694	.498	.757	.389	.183
Distributions
Dividends from Net Investment Income	(.474)	(.498)	(.507)	(.499)	(.492)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Total Distributions	(.474)	(.498)	(.507)	(.499)	(.503)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25	$10.36

Total Return[1]	6.79%	4.93%	7.61%	3.91%	1.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,479	$3,318	$3,020	$2,929	$3,009
Ratio of Total Expenses to
Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.50%	4.81%	4.74%	4.91%	4.68%
Portfolio Turnover Rate[2]	72%	89%	72%	86%	76%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.36	$10.68
Investment Operations
Net Investment Income	.485	.506	.515	.506	.499
Net Realized and Unrealized Gain (Loss)
on Investments	.220	—	.250	(.110)	(.309)
Total from Investment Operations	.705	.506	.765	.396	.190
Distributions
Dividends from Net Investment Income	(.485)	(.506)	(.515)	(.506)	(.499)
Distributions from Realized Capital Gains	—	—	—	—	(.011)
Total Distributions	(.485)	(.506)	(.515)	(.506)	(.510)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25	$10.36

Total Return	6.89%	5.01%	7.70%	3.98%	1.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,508	$2,458	$2,308	$3,118	$2,949
Ratio of Total Expenses to
Average Net Assets	0.12%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.60%	4.89%	4.82%	4.98%	4.75%
Portfolio Turnover Rate[1]	72%	89%	72%	86%	76%

1	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.12
Investment Operations
Net Investment Income	.485	.506	.297
Net Realized and Unrealized Gain (Loss) on Investments	.220	—	.380
Total from Investment Operations	.705	.506	.677
Distributions
Dividends from Net Investment Income	(.485)	(.506)	(.297)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.485)	(.506)	(.297)
Net Asset Value, End of Period	$10.72	$10.50	$10.50

Total Return	6.89%	5.01%	6.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,918	$1,720	$1,443
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	4.60%	4.89%	4.82%[2]
Portfolio Turnover Rate[3]	72%	89%	72%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
				Jan. 26,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.50	$10.50	$10.25	$10.29
Investment Operations
Net Investment Income	.490	.510	.518	.473
Net Realized and Unrealized Gain (Loss) on Investments	.220	—	.250	(.040)
Total from Investment Operations	.710	.510	.768	.433
Distributions
Dividends from Net Investment Income	(.490)	(.510)	(.518)	(.473)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.490)	(.510)	(.518)	(.473)
Net Asset Value, End of Period	$10.72	$10.50	$10.50	$10.25

Total Return	6.95%	5.05%	7.73%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$522	$508	$271	$181
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	4.65%	4.93%	4.85%	5.01%[2]
Portfolio Turnover Rate[3]	72%	89%	72%	86%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$77.19	$76.96	$74.90
Investment Operations
Net Investment Income	3.474	3.537	2.389
Net Realized and Unrealized Gain (Loss) on Investments	1.660	.230	2.060
Total from Investment Operations	5.134	3.767	4.449
Distributions
Dividends from Net Investment Income	(3.474)	(3.537)	(2.389)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.474)	(3.537)	(2.389)
Net Asset Value, End of Period	$78.85	$77.19	$76.96

Total Return	6.82%	5.07%	6.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,230	$617	$169
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	4.60%	4.90%	4.81%[2]
Portfolio Turnover Rate[3]	72%	89%	72%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of
1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor
Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are
available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.
Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $25 million. ETF Shares are listed for trading on the NYSE
Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for
U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.
Other temporary cash investments are valued at amortized cost, which approximates market value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market
Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Intermediate-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $1,989,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.80% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,900,626	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,887	—
Corporate Bonds	—	4,008,192	—
Sovereign Bonds	—	612,999	—
Taxable Municipal Bonds	—	16,100	—
Temporary Cash Investments	56,243	—	—
Total	56,243	9,540,804	—

Intermediate-Term Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $3,608,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available realized losses of $66,039,000 to offset future net capital gains of $52,216,000 through December 31, 2014, and $13,823,000 through December 31, 2015.

At December 31, 2009, the cost of investment securities for tax purposes was $9,305,285,000. Net unrealized appreciation of investment securities for tax purposes was $291,762,000, consisting of unrealized gains of $391,855,000 on securities that had risen in value since their purchase and $100,093,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $1,664,523,000 of investment securities and sold $1,426,462,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,663,764,000 and $4,896,005,000, respectively.

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,225,673	116,217	1,230,796	118,492
Issued in Lieu of Cash Distributions	133,436	12,655	136,232	13,198
Redeemed	(1,265,211)	(120,211)	(1,066,341)	(103,456)
Net Increase (Decrease)—Investor Shares	93,898	8,661	300,687	28,234
Admiral Shares
Issued	671,113	63,370	668,252	64,244
Issued in Lieu of Cash Distributions	93,288	8,851	101,648	9,843
Redeemed	(758,362)	(72,161)	(616,278)	(60,024)
Net Increase (Decrease)—Admiral Shares	6,039	60	153,622	14,063
Signal Shares
Issued	752,037	71,224	753,648	72,597
Issued in Lieu of Cash Distributions	58,442	5,540	56,772	5,502
Redeemed	(645,816)	(61,600)	(532,615)	(51,782)
Net Increase (Decrease)—Signal Shares	164,663	15,164	277,805	26,317
Institutional Shares
Issued	166,484	15,686	326,022	31,113
Issued in Lieu of Cash Distributions	18,218	1,729	18,455	1,795
Redeemed	(179,061)	(17,140)	(106,001)	(10,288)
Net Increase (Decrease)—Institutional Shares	5,641	275	238,476	22,620
ETF Shares
Issued	637,998	8,200	451,599	5,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(46,037)	(600)	(7,115)	(100)
Net Increase (Decrease)—ETF Shares	591,961	7,600	444,484	5,800

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
		Target		Broad
	Fund	Index[1]		Index[2]
Number of Issues	891	1,241		8,413
Yield[3]		5.5%		3.7%
Investor Shares	5.2%
Institutional Shares	5.4%
ETF Shares	5.3%
Yield to Maturity	5.4%[4]	5.5%		3.7%
Average Coupon	6.2%	6.2%		4.7%
Average Effective
Maturity	22.2 years	22.6 years		6.8 years
Average Quality[5]	Aa3/A1	Aa3	/A1	Aa1/Aa2
Average Duration	12.1 years	12.1 years		4.6 years
Expense Ratio[6]		—		—
Investor Shares	0.22%
Institutional Shares	0.09%
ETF Shares	0.14%
Short-Term Reserves	0.4%	—		—

Sector Diversification[7] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed				0.1%
Finance				10.2
Foreign				9.2
Industrial				28.7
Treasury/Agency				43.4
Utilities				8.0
Other				0.4

Volatility Measures[8]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.88
Beta	1.01	2.68

Distribution by Maturity (% of portfolio)

Under 1 Year	0.4%
1–5 Years	0.2
5–10 Years	2.3
10–20 Years	34.4
20–30 Years	61.0
Over 30 Years	1.7

Distribution by Credit Quality5 (% of portfolio)

Aaa	44.9%
Aa	8.3
A	22.9
Baa	23.9

Investment Focus

1 Barclays Capital U.S. Long Government/Credit Bond Index.

2 Barclays Capital U.S. Aggregate Bond Index.

3 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible dates. See the Glossary.

4 Before expenses.

5 Moody’s Investors Service.

6 The expense ratios shown are from the prospectuses dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios for the Long-Term Bond Index Fund were 0.22% for Investor Shares, 0.07% for Institutional Shares, and 0.12% for ETF Shares.

7 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

8 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Long-Term Bond Index Fund Investor Shares[1]	1.76%	4.97%	7.71%	$21,024
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33	18,475
Barclays Capital U.S. Long
Government/Credit Bond Index	1.92	4.97	7.68	20,960
Corporate A-Rated Debt Funds Average[2]	14.69	3.57	5.29	16,739

			Final Value of
		Since	a $25,000,000
	One Year	Inception[3]	Investment
Long-Term Bond Index Fund Institutional Shares	1.91%	5.40%	$30,712,364
Barclays Capital U.S. Aggregate Bond Index	5.93	5.79	31,148,853
Barclays Capital U.S. Long
Government/Credit Bond Index	1.92	5.27	30,560,906

1 Total return figures do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.; based on average returns for General Government Funds through December 31,2001, and the average returns for Corporate A-Rated Debt Funds thereafter.

3 Performance for the fund’s Institutional Shares and its comparative standards is calculated since the Institutional Shares’ inception on February 2, 2006.

See Financial Highlights for dividend and capital gains information.

Long-Term Bond Index Fund

				Final Value
			Since	of a $10,000
		One Year	Inception[2]	Investment
Long-Term Bond Index Fund ETF Shares Net Asset Value[1]		1.79%	5.90%	$11,704
Barclays Capital U.S. Aggregate Bond Index		5.93	6.05	11,750
Barclays Capital U.S. Long Government/Credit Bond Index		1.92	5.78	11,667

Cumulative Returns: ETF Shares, April 3, 2007—December 31, 2009
				Since
		One Year		Inception[2]
Long-Term Bond Market Index Fund ETF Shares Market Price		0.39%		17.19%
Long-Term Bond Market Index Fund ETF Shares Net Asset Value		1.79		17.04
Barclays Capital U.S. Long Government/Credit Bond Index		1.92		16.67

Fiscal-Year Total Returns (%): December 31, 1999—December 31, 2009

			Investor Shares	Barclays[3]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2000	9.1%	7.5%	16.6%	16.2%
2001	1.6	6.6	8.2	7.3
2002	7.8	6.6	14.4	14.8
2003	0.0	5.5	5.5	5.9
2004	2.8	5.6	8.4	8.6
2005	0.2	5.1	5.3	5.3
2006	–2.6	5.3	2.7	2.7
2007	1.0	5.6	6.6	6.6
2008	2.8	5.8	8.6	8.4
2009	–3.5	5.3	1.8	1.9

1 For more information about how the ETF Shares’ market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

2 Performance for the fund’s ETF Shares and its comparative standards is calculated since the ETF Shares’ inception on April 3, 2007.

3 Barclays Capital U.S. Long Government/Credit Bond Index.

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	8.000%	11/15/21	90,495	123,271	4.3%
	United States Treasury Note/Bond	6.250%	8/15/23	81,805	97,744	3.4%
	United States Treasury Note/Bond	4.250%	5/15/39	101,853	95,614	3.3%
	United States Treasury Note/Bond	4.500%	8/15/39	87,821	85,914	3.0%
	United States Treasury Note/Bond	7.125%	2/15/23	60,935	78,187	2.7%
	United States Treasury Note/Bond	4.500%	5/15/38	69,685	68,302	2.4%
	United States Treasury Note/Bond	5.000%	5/15/37	52,325	55,612	1.9%
	United States Treasury Note/Bond	3.500%	2/15/39	65,783	53,942	1.9%
	United States Treasury Note/Bond	4.375%	2/15/38	55,848	53,657	1.9%
	United States Treasury Note/Bond	5.375%	2/15/31	47,370	52,374	1.8%
	United States Treasury Note/Bond	7.625%	11/15/22	37,240	49,686	1.7%
	United States Treasury Note/Bond	6.375%	8/15/27	39,085	47,739	1.7%
	United States Treasury Note/Bond	6.125%	8/15/29	37,805	45,407	1.6%
	United States Treasury Note/Bond	6.625%	2/15/27	31,355	39,169	1.4%
	United States Treasury Note/Bond	7.500%	11/15/24	25,350	33,906	1.2%
	United States Treasury Note/Bond	3.375%	11/15/19	23,236	22,361	0.8%
	United States Treasury Note/Bond	8.125%	8/15/21	15,885	21,795	0.8%
	United States Treasury Note/Bond	5.500%	8/15/28	12,755	14,220	0.5%
	United States Treasury Note/Bond	6.125%	11/15/27	10,450	12,452	0.4%
	United States Treasury Note/Bond	8.750%	8/15/20	7,205	10,195	0.3%
	United States Treasury
	Note/Bond	1.125%–8.500%	2/15/10–11/15/39	23,985	26,172	0.9%
					1,087,719	37.9%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	12,125	14,850	0.5%
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	7,700	9,250	0.3%
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	4,525	5,267	0.2%
1	Federal National Mortgage Assn.	7.125%	1/15/30	12,075	15,271	0.5%
1	Federal National Mortgage Assn.	6.250%	5/15/29	8,300	9,560	0.3%
1	Federal National Mortgage Assn.	7.250%	5/15/30	6,635	8,503	0.3%

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
1 Federal National Mortgage Assn.	5.625%	7/15/37	7,325	7,717	0.3%
1 Federal National
Mortgage Assn.	6.210%–6.625%	11/15/30–8/6/38	4,300	5,097	0.2%
Agency Bonds and Notes—Other †				43,564	1.5%
				119,079	4.1%
Total U.S. Government and Agency Obligations (Cost $1,221,654)				1,206,798	42.0%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,500) †				2,905	0.1%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	11,025	11,255	0.4%
2 Banking—Other †				162,738	5.7%
Brokerage †				2,371	0.1%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	19,675	20,048	0.7%
General Electric Capital Corp.	5.875%	1/14/38	9,925	9,207	0.3%
General Electric Capital Corp.	6.150%–6.875%	8/7/37–1/10/39	11,125	11,006	0.3%
Finance Companies—Other †				1,483	0.1%
Insurance †				72,918	2.5%
				291,026	10.1%
Industrial
Basic Industry †				54,221	1.9%
2 Capital Goods †				57,832	2.0%
Communication
Alltel Corp.	7.875%	7/1/32	3,025	3,641	0.1%
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	971	0.0%
AT&T Corp.	8.000%	11/15/31	4,350	5,319	0.2%
AT&T Inc.	6.450%	6/15/34	7,750	7,957	0.3%
AT&T Inc.	6.550%	2/15/39	6,600	6,969	0.2%
AT&T Inc.	6.300%–6.500%	9/1/37–5/15/38	10,225	10,483	0.4%
AT&T Mobility LLC	7.125%	12/15/31	2,425	2,728	0.1%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	4,250	4,830	0.2%
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	4,230	4,230	0.2%
BellSouth Telecommunications Inc.	6.375%	6/1/28	4,140	4,113	0.1%
Comcast Corp.	6.500%	11/15/35	7,025	7,262	0.3%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	8,825	11,442	0.4%
France Telecom SA	8.500%	3/1/31	5,550	7,374	0.3%
GTE Corp.	6.940%–8.750%	11/1/21–4/15/28	3,175	3,477	0.1%
New Cingular Wireless Services Inc.	8.750%	3/1/31	4,875	6,304	0.2%
Pacific Bell Telephone Co.	7.125%	3/15/26	550	605	0.0%
Verizon Communications Inc.	5.850%–8.950%	9/15/35–4/1/39	15,950	17,433	0.6%
Verizon Global Funding Corp.	7.750%	12/1/30	6,825	8,068	0.3%
Verizon Maryland Inc.	5.125%	6/15/33	500	390	0.0%
Verizon New England Inc.	7.875%	11/15/29	400	436	0.0%
Verizon New York Inc.	7.375%	4/1/32	650	686	0.0%
2 Communication—Other †				108,781	3.8%
Consumer Cyclical
Historic TW Inc.	6.625%	5/15/29	6,975	7,318	0.2%
Consumer Cyclical—Other †				85,378	3.0%
Consumer Noncyclical
AstraZeneca PLC	6.450%	9/15/37	6,750	7,567	0.2%
Pfizer Inc.	7.200%	3/15/39	6,275	7,725	0.3%
2 Consumer Noncyclical—Other †				163,129	5.7%

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Energy
Tosco Corp.	8.125%	2/15/30	7,500	9,111	0.3%
2 Energy—Other †				125,536	4.4%
Technology †				38,419	1.4%
Transportation †				40,549	1.4%
				820,284	28.6%
Utilities
Electric
Midamerican Energy Holdings Co.	6.125%	4/1/36	7,475	7,612	0.3%
Pacific Gas & Electric Co.	6.050%	3/1/34	7,875	8,249	0.3%
2 Electric—Other †				153,678	5.3%
Natural Gas †				56,888	2.0%
Other Utility †				1,904	0.1%
				228,331	8.0%
Total Corporate Bonds (Cost $1,305,019)				1,339,641	46.7%
Sovereign Bonds (U.S. Dollar-Denominated)
Brazilian Government
International Bond	11.000%	8/17/40	9,900	13,192	0.5%
Brazilian Government
International Bond	8.750%	2/4/25	8,500	10,965	0.4%
Brazilian Government
International Bond	10.125%	5/15/27	6,700	9,832	0.3%
Brazilian Government
International Bond	7.125%	1/20/37	6,850	7,842	0.3%
Brazilian Government
International Bond	8.250%	1/20/34	5,675	7,221	0.2%
Brazilian Government
International Bond	5.625%–8.875%	4/15/24–1/7/41	5,150	5,901	0.2%
Italian Republic	6.875%	9/27/23	6,600	7,451	0.3%
Mexico Government
International Bond	6.750%	9/27/34	12,500	13,247	0.5%
Mexico Government
International Bond	8.125%	12/30/19	5,750	7,026	0.2%
Mexico Government
International Bond	8.300%	8/15/31	1,325	1,639	0.1%
Pemex Project Funding Master Trust	6.625%	6/15/35–6/15/38	5,275	4,979	0.2%
Petrobras International
Finance Co.	5.750%–6.875%	1/20/20–1/20/40	8,425	8,540	0.3%
United Mexican States	6.050%	1/11/40	4,400	4,230	0.1%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				63,455	2.2%
Total Sovereign Bonds (Cost $165,505)				165,520	5.8%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	18,125	15,150	0.5%
Taxable Municipal Bonds—Other †				94,119	3.3%
Total Taxable Municipal Bonds (Cost $113,728)				109,269	3.8%

Long-Term Bond Index Fund

			Market	Percentage
			Value•	of Net
Coupon		Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
3 Vanguard Market
Liquidity Fund (Cost $32,005)	0.187%	32,005,393	32,005	1.1%
Total Investments (Cost $2,840,411)			2,856,138	99.5%
Other Assets and Liabilities
Other Assets			51,525	1.8%
Liabilities			(37,885)	(1.3%)
			13,640	0.5%
Net Assets			2,869,778	100.0%

At December 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,860,566
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(6,515)
Unrealized Appreciation (Depreciation)				15,727
Net Assets				2,869,778

Investor Shares—Net Assets
Applicable to 177,314,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,049,139
Net Asset Value Per Share—Investor Shares				$11.56

Institutional Shares—Net Assets
Applicable to 44,080,814 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				509,421
Net Asset Value Per Share—Institutional Shares				$11.56

ETF Shares—Net Assets
Applicable to 4,100,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				311,218
Net Asset Value Per Share—ETF Shares				$75.91

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2 Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $18,926,000, representing 0.7% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1]	154,697
Security Lending	4
Total Income	154,701
Expenses
The Vanguard Group—Note B
Investment Advisory Services	257
Management and Administrative—Investor Shares	3,814
Management and Administrative—Institutional Shares	128
Management and Administrative—ETF Shares	128
Marketing and Distribution—Investor Shares	566
Marketing and Distribution—Institutional Shares	113
Marketing and Distribution—ETF Shares	47
Custodian Fees	65
Auditing Fees	20
Shareholders' Reports and Proxies—Investor Shares	146
Shareholders' Reports and Proxies—Institutional Shares	—
Shareholders' Reports and Proxies—ETF Shares	14
Trustees' Fees and Expenses	5
Total Expenses	5,303
Net Investment Income	149,398
Realized Net Gain (Loss) on Investment Securities Sold	10,368
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(134,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,318
1 Interest income from an affiliated company of the fund was $123,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	149,398	154,878
Realized Net Gain (Loss)	10,368	911
Change in Unrealized Appreciation (Depreciation)	(134,448)	80,786
Net Increase (Decrease) in Net Assets Resulting from Operations	25,318	236,575
Distributions
Net Investment Income
Investor Shares	(116,480)	(126,834)
Institutional Shares	(23,007)	(22,249)
ETF Shares	(9,911)	(5,795)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(149,398)	(154,878)
Capital Share Transactions
Investor Shares	(368,882)	171,319
Institutional Shares	133,570	(32,056)
ETF Shares	173,643	58,839
Net Increase (Decrease) from Capital Share Transactions	(61,669)	198,102
Total Increase (Decrease)	(185,749)	279,799
Net Assets
Beginning of Period	3,055,527	2,775,728
End of Period	2,869,778	3,055,527

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.98	$11.65	$11.53	$11.84	$11.82
Investment Operations
Net Investment Income	.608	.618	.613	.603	.601
Net Realized and Unrealized Gain (Loss)
on Investments	(.420)	.330	.120	(.310)	.020
Total from Investment Operations	.188	.948	.733	.293	.621
Distributions
Dividends from Net Investment Income	(.608)	(.618)	(.613)	(.603)	(.601)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.608)	(.618)	(.613)	(.603)	(.601)
Net Asset Value, End of Period	$11.56	$11.98	$11.65	$11.53	$11.84

Total Return[1]	1.76%	8.64%	6.59%	2.67%	5.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,049	$2,518	$2,277	$1,898	$1,893
Ratio of Total Expenses
to Average Net Assets	0.22%	0.19%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	5.33%	5.49%	5.34%	5.30%	5.03%
Portfolio Turnover Rate[2]	69%	67%	62%	55%	52%

1	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
				Feb. 2,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.98	$11.65	$11.53	$11.66
Investment Operations
Net Investment Income	.625	.632	.626	.559
Net Realized and Unrealized Gain (Loss) on Investments	(.420)	.330	.120	(.130)
Total from Investment Operations	.205	.962	.746	.429
Distributions
Dividends from Net Investment Income	(.625)	(.632)	(.626)	(.559)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.625)	(.632)	(.626)	(.559)
Net Asset Value, End of Period	$11.56	$11.98	$11.65	$11.53

Total Return	1.91%	8.77%	6.71%	3.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$509	$388	$415	$309
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	5.48%	5.61%	5.45%	5.40%[2]
Portfolio Turnover Rate[3]	69%	67%	62%	55%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
			April 3,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$78.66	$76.38	$74.90
Investment Operations
Net Investment Income	4.005	4.004	2.740
Net Realized and Unrealized Gain (Loss) on Investments	(2.750)	2.280	1.480
Total from Investment Operations	1.255	6.284	4.220
Distributions
Dividends from Net Investment Income	(4.005)	(4.004)	(2.740)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(4.005)	(4.004)	(2.740)
Net Asset Value, End of Period	$75.91	$78.66	$76.38

Total Return	1.79%	8.70%	5.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$311	$149	$84
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.11%[2]
Ratio of Net Investment Income to Average Net Assets	5.43%	5.58%	5.41%[2]
Portfolio Turnover Rate[3]	69%	67%	62%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Investor Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $25 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Long-Term Bond Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $594,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.24% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,206,798	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,905	—
Corporate Bonds	—	1,339,641	—
Sovereign Bonds	—	165,520	—
Taxable Municipal Bonds	—	109,269	—
Temporary Cash Investments	32,005	—	—
Total	32,005	2,824,133	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

During the year ended December 31, 2009, the fund realized $3,913,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had available capital loss carryforwards totaling $5,703,000 to offset future net capital gains through December 31, 2014.

Long-Term Bond Index Fund

At December 31, 2009, the cost of investment securities for tax purposes was $2,841,223,000. Net unrealized appreciation of investment securities for tax purposes was $14,915,000, consisting of unrealized gains of $93,157,000 on securities that had risen in value since their purchase and $78,242,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $588,540,000 of investment securities and sold $505,713,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,476,290,000 and $1,581,974,000, respectively.

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	472,981	41,195	695,857	61,565
Issued in Lieu of Cash Distributions	99,551	8,728	111,322	9,918
Redeemed	(941,414)	(82,720)	(635,860)	(56,733)
Net Increase (Decrease)—Investor Shares	(368,882)	(32,797)	171,319	14,750
Institutional Shares
Issued	178,284	15,672	159,587	13,869
Issued in Lieu of Cash Distributions	18,631	1,625	20,843	1,854
Redeemed	(63,345)	(5,589)	(212,486)	(18,950)
Net Increase (Decrease)—Institutional Shares	133,570	11,708	(32,056)	(3,227)
ETF Shares
Issued	203,678	2,600	58,839	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(30,035)	(400)	—	—
Net Increase (Decrease)—ETF Shares	173,643	2,200	58,839	800

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets–investments summary, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 12, 2010

Special 2009 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 92.0% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,046,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 85.6% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.1% of income dividends are interest-related dividends.

Special 2009 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 81.7% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying tables illustrate your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return
Total Bond Market
Investor Shares	$1,000.00	$1,037.48	$1.13
Admiral Shares	1,000.00	1,038.11	0.51
Signal Shares	1,000.00	1,038.13	0.46
Institutional Shares	1,000.00	1,038.33	0.26
ETF Shares	1,000.00	1,038.65	0.51
Short-Term Bond
Investor Shares	$1,000.00	$1,022.93	$1.12
Admiral Shares	1,000.00	1,023.57	0.46
Signal Shares	1,000.00	1,023.55	0.51
ETF Shares	1,000.00	1,023.67	0.51
Intermediate-Term Bond
Investor Shares	$1,000.00	$1,053.53	$1.14
Admiral Shares	1,000.00	1,054.20	0.47
Signal Shares	1,000.00	1,054.18	0.52
Institutional Shares	1,000.00	1,054.42	0.26
ETF Shares	1,000.00	1,053.64	0.52
Long-Term Bond
Investor Shares	$1,000.00	$1,054.33	$1.14
Institutional Shares	1,000.00	1,055.20	0.26
ETF Shares	1,000.00	1,054.66	0.52

1 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Total Bond Market Index Fund, 0.22% for Investor Shares, 0.10% for Admiral Shares, 0.09% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; for the Short-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.22% for Investor Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Hypothetical 5% Yearly Return
Total Bond Market
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.75	0.46
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Short-Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.75	0.46
Signal Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.70	0.51
Intermediate-Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.75	0.46
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51
Long -Term Bond
Investor Shares	$1,000.00	$1,024.10	$1.12
Institutional Shares	1,000.00	1,024.95	0.26
ETF Shares	1,000.00	1,024.70	0.51

1 These calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Total Bond Market Index Fund, 0.22% for Investor Shares, 0.10% for Admiral Shares, 0.09% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; for the Short-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.22% for Investor Shares, 0.09% for Admiral Shares, 0.10% for Signal Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.22% for Investor Shares, 0.05% for Institutional Shares, 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

Vanguard ETFs® are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. Source of index data: Barclays Capital Global Family of Indices. Copyright 2009, Barclays Capital. All rights reserved.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q840 022010

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (73.2%)

U.S. Government Securities (25.6%)
U.S. Treasury Bond	13.250%	5/15/14	7,000	7,317
U.S. Treasury Bond	11.250%	2/15/15	77,200	117,224
U.S. Treasury Bond	10.625%	8/15/15	7,350	11,127
U.S. Treasury Bond	9.875%	11/15/15	327,600	488,533
U.S. Treasury Bond	9.250%	2/15/16	8,525	12,448
U.S. Treasury Bond	7.250%	5/15/16	114,640	153,599
U.S. Treasury Bond	7.500%	11/15/16	112,144	153,304
U.S. Treasury Bond	8.750%	5/15/17	470,440	693,311
U.S. Treasury Bond	8.875%	8/15/17	33,135	49,413
U.S. Treasury Bond	9.125%	5/15/18	5,710	8,843
U.S. Treasury Bond	8.875%	2/15/19	219,875	338,572
U.S. Treasury Bond	8.125%	8/15/19	79,795	118,147
U.S. Treasury Bond	8.500%	2/15/20	2,165	3,304
U.S. Treasury Bond	8.750%	8/15/20	294,125	459,938
U.S. Treasury Bond	7.875%	2/15/21	269,607	401,294
U.S. Treasury Bond	8.125%	5/15/21	15,125	22,995
U.S. Treasury Bond	8.125%	8/15/21	192,215	292,978
U.S. Treasury Bond	8.000%	11/15/21	81,920	124,493
U.S. Treasury Bond	7.250%	8/15/22	435	634
U.S. Treasury Bond	7.625%	11/15/22	76,855	115,943
U.S. Treasury Bond	7.125%	2/15/23	93,785	136,325
U.S. Treasury Bond	6.250%	8/15/23	80,505	110,066
U.S. Treasury Bond	6.875%	8/15/25	650	988
U.S. Treasury Bond	6.000%	2/15/26	3,275	4,571
U.S. Treasury Bond	6.750%	8/15/26	379,255	572,914
U.S. Treasury Bond	6.500%	11/15/26	775	1,144
U.S. Treasury Bond	6.625%	2/15/27	17,835	26,711
U.S. Treasury Bond	6.375%	8/15/27	32,345	47,411
U.S. Treasury Bond	6.125%	11/15/27	4,635	6,656
U.S. Treasury Bond	5.250%	11/15/28	5,410	7,154
U.S. Treasury Bond	5.250%	2/15/29	139,990	185,880
U.S. Treasury Bond	6.125%	8/15/29	118,040	173,555
U.S. Treasury Bond	6.250%	5/15/30	73,885	111,289
U.S. Treasury Bond	5.375%	2/15/31	3,869	5,327
U.S. Treasury Bond	4.500%	2/15/36	145	193
U.S. Treasury Bond	4.750%	2/15/37	66,400	92,753
U.S. Treasury Bond	5.000%	5/15/37	75,857	110,206
U.S. Treasury Bond	4.375%	2/15/38	143,018	192,135
U.S. Treasury Bond	4.500%	5/15/38	223,310	305,517
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	145,075	177,110
U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	113,675	121,242
U.S. Treasury Note	4.750%	2/28/09	840	846
U.S. Treasury Note	4.625%	7/31/09	2,805	2,874
U.S. Treasury Note	6.000%	8/15/09	37,330	38,619
U.S. Treasury Note	4.000%	8/31/09	1,135	1,162
U.S. Treasury Note	4.625%	11/15/09	49,585	51,382
U.S. Treasury Note	3.250%	12/31/09	387,800	398,829
U.S. Treasury Note	2.125%	1/31/10	118,575	120,743
U.S. Treasury Note	3.500%	2/15/10	29,270	30,304
U.S. Treasury Note	4.750%	2/15/10	468,875	491,222
U.S. Treasury Note	6.500%	2/15/10	828,815	883,981
U.S. Treasury Note	2.000%	2/28/10	18,500	18,832
U.S. Treasury Note	1.750%	3/31/10	366,360	372,372
U.S. Treasury Note	4.000%	4/15/10	1,290	1,352
U.S. Treasury Note	2.625%	5/31/10	263,565	271,514
U.S. Treasury Note	2.875%	6/30/10	671,575	695,503
U.S. Treasury Note	3.875%	7/15/10	6,395	6,745
U.S. Treasury Note	2.750%	7/31/10	309,700	320,831
U.S. Treasury Note	4.125%	8/15/10	11,841	12,542
U.S. Treasury Note	5.750%	8/15/10	45,350	49,240
U.S. Treasury Note	2.375%	8/31/10	388,675	400,456
U.S. Treasury Note	2.000%	9/30/10	23,625	24,223
U.S. Treasury Note	1.500%	10/31/10	71,450	72,510

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Treasury Note	1.250%	11/30/10	493,650	498,972
U.S. Treasury Note	0.875%	12/31/10	140,460	140,768
U.S. Treasury Note	5.000%	2/15/11	66,950	73,195
U.S. Treasury Note	4.500%	2/28/11	47,615	51,491
U.S. Treasury Note	4.750%	3/31/11	1,000	1,089
U.S. Treasury Note	4.875%	4/30/11	1,950	2,138
U.S. Treasury Note	4.625%	8/31/11	4,600	5,056
U.S. Treasury Note	4.500%	9/30/11	1,845	2,024
U.S. Treasury Note	1.750%	11/15/11	4,000	4,089
U.S. Treasury Note	4.500%	11/30/11	68,855	75,816
U.S. Treasury Note	4.625%	12/31/11	200	221
U.S. Treasury Note	4.625%	2/29/12	49,080	54,502
U.S. Treasury Note	4.500%	3/31/12	29,050	32,114
U.S. Treasury Note	4.500%	4/30/12	203,210	225,151
U.S. Treasury Note	4.750%	5/31/12	742,605	831,599
U.S. Treasury Note	4.875%	6/30/12	265,525	298,509
U.S. Treasury Note	4.625%	7/31/12	432,850	485,264
U.S. Treasury Note	4.125%	8/31/12	3,471	3,839
U.S. Treasury Note	4.250%	9/30/12	2,735	3,054
U.S. Treasury Note	3.875%	10/31/12	9,925	10,986
U.S. Treasury Note	3.375%	11/30/12	1,725	1,880
U.S. Treasury Note	2.750%	2/28/13	8,820	9,425
U.S. Treasury Note	3.500%	5/31/13	256,980	281,473
U.S. Treasury Note	3.375%	6/30/13	10,150	11,065
U.S. Treasury Note	3.375%	7/31/13	12,675	13,843
U.S. Treasury Note	3.125%	8/31/13	132,470	142,799
U.S. Treasury Note	3.125%	9/30/13	484,710	522,881
U.S. Treasury Note	2.750%	10/31/13	730,183	776,279
U.S. Treasury Note	4.250%	11/15/13	6,265	7,149
U.S. Treasury Note	2.000%	11/30/13	296,550	304,287
U.S. Treasury Note	1.500%	12/31/13	399,425	398,426
U.S. Treasury Note	4.750%	5/15/14	9,675	11,383
U.S. Treasury Note	4.250%	8/15/14	900	1,035
U.S. Treasury Note	4.000%	2/15/15	136,275	155,269
U.S. Treasury Note	4.125%	5/15/15	36,395	41,741
U.S. Treasury Note	4.250%	8/15/15	19,925	23,153
U.S. Treasury Note	4.500%	11/15/15	9,710	11,521
U.S. Treasury Note	4.500%	2/15/16	1,925	2,267
U.S. Treasury Note	5.125%	5/15/16	265,300	321,345
U.S. Treasury Note	4.875%	8/15/16	71,080	84,941
U.S. Treasury Note	4.625%	11/15/16	4,051	4,788
U.S. Treasury Note	4.625%	2/15/17	225	267
U.S. Treasury Note	4.500%	5/15/17	5,050	5,936
U.S. Treasury Note	4.750%	8/15/17	248,750	297,955
U.S. Treasury Note	4.250%	11/15/17	615	718
U.S. Treasury Note	3.500%	2/15/18	600	666
U.S. Treasury Note	3.875%	5/15/18	3,416	3,903
U.S. Treasury Note	4.000%	8/15/18	100,035	115,759
U.S. Treasury Note	3.750%	11/15/18	126,600	143,592
				16,724,269
Agency Bonds and Notes (7.8%)
Agency for International Development - Egypt
(U.S. Government Guaranteed)	4.450%	9/15/15	15,150	16,579
1 Federal Farm Credit Bank	5.250%	9/13/10	5,200	5,535
1 Federal Farm Credit Bank	3.750%	12/6/10	14,625	15,272
1 Federal Farm Credit Bank	4.875%	2/18/11	30,000	32,044
1 Federal Farm Credit Bank	2.625%	4/21/11	14,750	15,089
1 Federal Farm Credit Bank	5.375%	7/18/11	28,750	31,310
1 Federal Farm Credit Bank	3.875%	8/25/11	15,200	15,927
1 Federal Farm Credit Bank	4.500%	10/17/12	14,100	15,327
1 Federal Farm Credit Bank	3.875%	10/7/13	9,600	10,144
1 Federal Farm Credit Bank	4.875%	12/16/15	1,575	1,748
1 Federal Farm Credit Bank	5.125%	8/25/16	10,325	11,718
1 Federal Farm Credit Bank	4.875%	1/17/17	9,500	10,537
1 Federal Farm Credit Bank	5.150%	11/15/19	20,000	23,203

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal Home Loan Bank	5.790%	4/27/09	900	916
1 Federal Home Loan Bank	3.750%	1/8/10	1,650	1,695
1 Federal Home Loan Bank	3.875%	1/15/10	86,700	89,204
1 Federal Home Loan Bank	2.750%	3/12/10	15,100	15,383
1 Federal Home Loan Bank	4.375%	3/17/10	95,000	98,776
1 Federal Home Loan Bank	4.875%	5/14/10	24,400	25,610
1 Federal Home Loan Bank	7.625%	5/14/10	71,925	78,072
1 Federal Home Loan Bank	2.750%	6/18/10	14,850	15,166
1 Federal Home Loan Bank	3.500%	7/16/10	63,750	65,955
1 Federal Home Loan Bank	3.375%	10/20/10	43,200	44,825
1 Federal Home Loan Bank	4.750%	12/10/10	5,300	5,630
1 Federal Home Loan Bank	3.625%	12/17/10	10,800	11,266
1 Federal Home Loan Bank	3.125%	6/10/11	9,875	10,223
1 Federal Home Loan Bank	3.375%	6/24/11	75,000	78,343
1 Federal Home Loan Bank	3.625%	7/1/11	23,175	24,244
1 Federal Home Loan Bank	5.375%	8/19/11	81,550	89,272
1 Federal Home Loan Bank	3.750%	9/9/11	5,875	6,177
1 Federal Home Loan Bank	3.625%	9/16/11	11,775	12,394
1 Federal Home Loan Bank	4.875%	11/18/11	25,750	28,021
1 Federal Home Loan Bank	4.625%	10/10/12	41,875	45,849
1 Federal Home Loan Bank	3.375%	2/27/13	12,500	13,048
1 Federal Home Loan Bank	3.875%	6/14/13	30,625	32,531
1 Federal Home Loan Bank	5.375%	6/14/13	15,000	16,804
1 Federal Home Loan Bank	5.125%	8/14/13	12,100	13,498
1 Federal Home Loan Bank	4.000%	9/6/13	18,025	19,226
1 Federal Home Loan Bank	5.250%	9/13/13	2,500	2,793
1 Federal Home Loan Bank	4.500%	9/16/13	64,325	70,173
1 Federal Home Loan Bank	3.625%	10/18/13	29,075	30,567
1 Federal Home Loan Bank	5.500%	8/13/14	81,325	93,101
1 Federal Home Loan Bank	5.375%	5/18/16	49,850	56,880
1 Federal Home Loan Bank	5.625%	6/13/16	2,950	3,140
1 Federal Home Loan Bank	5.125%	10/19/16	12,600	14,162
1 Federal Home Loan Bank	4.750%	12/16/16	86,575	95,824
1 Federal Home Loan Bank	4.875%	5/17/17	29,600	33,223
1 Federal Home Loan Bank	5.000%	11/17/17	5,900	6,716
1 Federal Home Loan Bank	5.250%	12/11/20	16,150	18,842
1 Federal Home Loan Bank	5.625%	6/11/21	1,375	1,630
1 Federal Home Loan Bank	5.500%	7/15/36	11,000	14,129
1 Federal Home Loan Mortgage Corp.	3.750%	5/12/09	3,130	3,168
1 Federal Home Loan Mortgage Corp.	7.000%	3/15/10	81,425	87,164
1 Federal Home Loan Mortgage Corp.	2.875%	4/30/10	22,200	22,723
1 Federal Home Loan Mortgage Corp.	2.875%	6/28/10	11,600	11,880
1 Federal Home Loan Mortgage Corp.	4.125%	7/12/10	127,947	133,468
1 Federal Home Loan Mortgage Corp.	3.250%	7/16/10	11,800	12,161
1 Federal Home Loan Mortgage Corp.	5.125%	8/23/10	75,000	79,651
1 Federal Home Loan Mortgage Corp.	6.875%	9/15/10	38,683	42,293
1 Federal Home Loan Mortgage Corp.	5.000%	10/18/10	6,200	6,591
1 Federal Home Loan Mortgage Corp.	3.125%	10/25/10	12,400	12,833
1 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	69,500	74,141
1 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	18,500	19,192
1 Federal Home Loan Mortgage Corp.	5.625%	3/15/11	50,000	54,413
1 Federal Home Loan Mortgage Corp.	5.875%	3/21/11	750	785
1 Federal Home Loan Mortgage Corp.	5.125%	4/18/11	60,000	64,838
1 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	33,800	37,445
1 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	11,225	11,893
1 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	115,000	125,245
1 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	82,000	91,529
1 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	50,000	56,271
1 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	38,850	42,576
1 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	17,950	19,377
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/13	81,325	88,634
1 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	22,525	24,625
1 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	114,925	127,797
1 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	90,650	101,838
1 Federal Home Loan Mortgage Corp.	0.000%	11/24/14	9,500	8,039
1 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	42,900	47,544

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	97,500	111,072
1 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	30,000	34,071
1 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	11,374
1 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	40,000	47,170
1 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	24,050	27,592
1 Federal Home Loan Mortgage Corp.	5.000%	12/14/18	29,521	28,871
1 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	14,000	20,058
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	46,750	68,384
1 Federal National Mortgage Assn.	7.250%	1/15/10	89,090	94,629
1 Federal National Mortgage Assn.	3.250%	2/10/10	21,800	22,332
1 Federal National Mortgage Assn.	3.875%	2/15/10	40,100	41,405
1 Federal National Mortgage Assn.	4.750%	3/12/10	34,350	35,832
1 Federal National Mortgage Assn.	4.125%	5/15/10	38,400	39,929
1 Federal National Mortgage Assn.	7.125%	6/15/10	25	27
1 Federal National Mortgage Assn.	3.000%	7/12/10	61,000	62,672
1 Federal National Mortgage Assn.	2.875%	10/12/10	17,450	17,958
1 Federal National Mortgage Assn.	6.625%	11/15/10	57,175	62,786
1 Federal National Mortgage Assn.	4.750%	12/15/10	91,100	96,914
1 Federal National Mortgage Assn.	6.250%	2/1/11	16,665	17,582
1 Federal National Mortgage Assn.	5.125%	4/15/11	37,900	40,954
1 Federal National Mortgage Assn.	6.000%	5/15/11	44,580	49,150
1 Federal National Mortgage Assn.	3.375%	5/19/11	50,000	52,167
1 Federal National Mortgage Assn.	5.000%	10/15/11	86,925	94,623
1 Federal National Mortgage Assn.	5.000%	2/16/12	50,000	54,837
1 Federal National Mortgage Assn.	6.125%	3/15/12	87,705	99,399
1 Federal National Mortgage Assn.	4.875%	5/18/12	36,450	39,969
1 Federal National Mortgage Assn.	5.250%	8/1/12	9,100	9,335
1 Federal National Mortgage Assn.	4.375%	9/15/12	49,325	53,541
1 Federal National Mortgage Assn.	3.625%	2/12/13	22,225	23,506
1 Federal National Mortgage Assn.	4.750%	2/21/13	5,000	5,445
1 Federal National Mortgage Assn.	4.375%	3/15/13	15,240	16,543
1 Federal National Mortgage Assn.	4.625%	5/1/13	27,969	28,498
1 Federal National Mortgage Assn.	4.625%	10/15/13	60,850	66,987
1 Federal National Mortgage Assn.	2.875%	12/11/13	11,700	11,978
1 Federal National Mortgage Assn.	5.125%	1/2/14	3,925	3,972
1 Federal National Mortgage Assn.	4.125%	4/15/14	37,500	40,514
1 Federal National Mortgage Assn.	4.625%	10/15/14	50,000	55,257
1 Federal National Mortgage Assn.	5.000%	4/15/15	20,000	22,529
1 Federal National Mortgage Assn.	4.375%	10/15/15	20,000	21,815
1 Federal National Mortgage Assn.	8.200%	3/10/16	50	66
1 Federal National Mortgage Assn.	5.375%	7/15/16	20,000	23,041
1 Federal National Mortgage Assn.	5.250%	9/15/16	54,975	62,947
1 Federal National Mortgage Assn.	4.875%	12/15/16	6,475	7,262
1 Federal National Mortgage Assn.	5.000%	2/13/17	93,425	106,020
1 Federal National Mortgage Assn.	5.000%	5/11/17	50,000	56,957
1 Federal National Mortgage Assn.	0.000%	10/9/19	3,000	1,752
1 Federal National Mortgage Assn.	6.250%	5/15/29	1,375	1,873
1 Federal National Mortgage Assn.	7.125%	1/15/30	30,805	46,010
1 Federal National Mortgage Assn.	7.250%	5/15/30	54,601	83,365
1 Federal National Mortgage Assn.	6.625%	11/15/30	17,460	25,168
1 Federal National Mortgage Assn.	5.625%	7/15/37	5,650	7,214
1 Financing Corp.	9.800%	4/6/18	1,650	2,515
1 Financing Corp.	9.700%	4/5/19	2,000	3,099
Resolution Funding Corp. (U.S. Government Guaranteed)	8.125%	10/15/19	550	790
Resolution Funding Corp. (U.S. Government Guaranteed)	8.875%	7/15/20	280	426
Resolution Funding Corp. (U.S. Government Guaranteed)	8.625%	1/15/30	110	184
Small Business Administration Variable Rate Interest Only
Custodial Receipts (U.S. Government Guaranteed)	2.719%	7/15/17	4,449	222
State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	5,525	6,729
State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	3,900	4,759
State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	14,575	17,850
1 Tennessee Valley Auth.	5.625%	1/18/11	275	298
1 Tennessee Valley Auth.	5.500%	7/18/17	19,800	22,977
1 Tennessee Valley Auth.	4.500%	4/1/18	5,850	6,451
1 Tennessee Valley Auth.	6.750%	11/1/25	2,125	2,942
1 Tennessee Valley Auth.	7.125%	5/1/30	32,625	47,577

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Auth.	4.650%	6/15/35	4,400	4,871
1	Tennessee Valley Auth.	5.500%	6/15/38	3,025	3,799
1	Tennessee Valley Auth.	4.875%	1/15/48	8,600	10,060
1	Tennessee Valley Auth.	5.375%	4/1/56	7,150	9,190
					5,093,946
Conventional Mortgage-Backed Securities (36.8%)
1,2	Federal Home Loan Mortgage Corp.	4.000%	1/1/09–2/1/21	150,257	152,930
1,2	Federal Home Loan Mortgage Corp.	4.500%	3/1/09–5/1/38	670,883	687,777
1,2	Federal Home Loan Mortgage Corp.	5.000%	7/1/09–7/1/38	2,211,952	2,265,028
1,2	Federal Home Loan Mortgage Corp.	5.500%	6/1/09–1/1/38	2,987,400	3,066,684
1,2	Federal Home Loan Mortgage Corp.	6.000%	1/1/09–7/1/38	1,864,237	1,924,834
1,2	Federal Home Loan Mortgage Corp.	6.500%	1/1/09–9/1/38	384,567	400,111
1,2	Federal Home Loan Mortgage Corp.	7.000%	1/1/09–1/1/37	45,881	48,061
1,2	Federal Home Loan Mortgage Corp.	7.500%	10/1/09–2/1/32	9,753	10,226
1,2	Federal Home Loan Mortgage Corp.	8.000%	11/1/09–1/1/32	7,335	7,815
1,2	Federal Home Loan Mortgage Corp.	8.500%	4/1/10–7/1/31	[1,2]89	1,383
1,2	Federal Home Loan Mortgage Corp.	9.000%	7/1/16–3/1/31	843	907
1,2	Federal Home Loan Mortgage Corp.	9.500%	4/1/16–6/1/25	187	202
1,2	Federal Home Loan Mortgage Corp.	10.000%	7/1/09–4/1/25	60	62
1,2	Federal National Mortgage Assn.	4.000%	9/1/10–6/1/19	85,447	87,219
1,2	Federal National Mortgage Assn.	4.500%	2/1/10–9/1/38	973,939	999,948
1,2	Federal National Mortgage Assn.	5.000%	9/1/09–4/1/37	3,001,527	3,079,987
1,2	Federal National Mortgage Assn.	5.500%	3/1/09–9/1/38	4,072,142	4,187,815
1,2	Federal National Mortgage Assn.	6.000%	1/1/09–12/1/38	2,728,798	2,817,169
1,2	Federal National Mortgage Assn.	6.500%	1/1/09–7/1/38	994,026	1,034,477
1,2	Federal National Mortgage Assn.	7.000%	5/1/09–11/1/38	297,872	310,988
1,2	Federal National Mortgage Assn.	7.500%	5/1/10–12/1/32	13,749	14,491
1,2	Federal National Mortgage Assn.	8.000%	1/1/10–9/1/31	4,108	4,383
1,2	Federal National Mortgage Assn.	8.500%	7/1/10–5/1/32	1,586	1,703
1,2	Federal National Mortgage Assn.	9.000%	2/1/17–8/1/30	368	397
1,2	Federal National Mortgage Assn.	9.500%	7/1/10–11/1/25	487	526
1,2	Federal National Mortgage Assn.	10.000%	10/1/14–11/1/19	102	108
1,2	Federal National Mortgage Assn.	10.500%	3/1/11–8/1/20	5	5
1,2	Federal National Mortgage Assn.	11.000%	9/1/19	6	6
2	Government National Mortgage Assn.	4.000%	8/15/18–9/15/18	1,649	1,691
2	Government National Mortgage Assn.	4.500%	6/15/18–2/1/37	46,568	47,603
2	Government National Mortgage Assn.	5.000%	11/15/17–1/1/39	461,828	474,733
2	Government National Mortgage Assn.	5.500%	3/15/15–1/1/39	1,041,675	1,074,113
2	Government National Mortgage Assn.	6.000%	3/15/09–12/15/38	954,356	985,122
2	Government National Mortgage Assn.	6.500%	2/15/09–9/15/38	327,988	340,812
2	Government National Mortgage Assn.	7.000%	2/15/09–9/15/36	25,323	26,555
2	Government National Mortgage Assn.	7.250%	9/15/25	50	53
2	Government National Mortgage Assn.	7.500%	9/15/09–6/15/32	9,503	10,041
2	Government National Mortgage Assn.	7.750%	2/15/30	6	6
2	Government National Mortgage Assn.	8.000%	7/15/09–12/15/30	6,354	6,777
2	Government National Mortgage Assn.	8.500%	5/15/10–3/15/31	1,397	1,501
2	Government National Mortgage Assn.	9.000%	6/15/09–2/15/31	2,861	3,056
2	Government National Mortgage Assn.	9.500%	5/15/16–9/15/25	671	723
2	Government National Mortgage Assn.	10.000%	2/15/18–2/15/25	270	293
2	Government National Mortgage Assn.	10.500%	7/15/15–4/15/25	209	231
2	Government National Mortgage Assn.	11.000%	1/15/10–11/15/15	25	28
2	Government National Mortgage Assn.	11.500%	3/15/10–4/15/16	31	32
					24,078,612
Nonconventional Mortgage-Backed Securities (3.0%)
1,2	Federal Home Loan Mortgage Corp.	4.098%	4/1/35	984	989
1,2	Federal Home Loan Mortgage Corp.	4.379%	1/1/35	1,014	1,025
1,2	Federal Home Loan Mortgage Corp.	4.381%	12/1/34	19,715	19,521
1,2	Federal Home Loan Mortgage Corp.	4.580%	9/1/34	10,041	9,885
1,2	Federal Home Loan Mortgage Corp.	4.596%	11/1/34	15,066	15,134
1,2	Federal Home Loan Mortgage Corp.	4.599%	4/1/35	10,475	10,517
1,2	Federal Home Loan Mortgage Corp.	4.630%	12/1/35	13,627	13,688
1,2	Federal Home Loan Mortgage Corp.	4.653%	7/1/35	13,339	13,403
1,2	Federal Home Loan Mortgage Corp.	4.676%	12/1/34	7,167	7,213
1,2	Federal Home Loan Mortgage Corp.	4.796%	7/1/35	24,979	25,173

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1,2	Federal Home Loan Mortgage Corp.	4.804%	3/1/36	23,027	23,215
1,2	Federal Home Loan Mortgage Corp.	4.999%	5/1/35	17,006	17,197
1,2	Federal Home Loan Mortgage Corp.	5.033%	7/1/38	13,377	13,486
1,2	Federal Home Loan Mortgage Corp.	5.239%	3/1/37	12,409	12,558
1,2	Federal Home Loan Mortgage Corp.	5.262%	3/1/36	18,482	18,760
1,2	Federal Home Loan Mortgage Corp.	5.276%	12/1/36	11,678	11,774
1,2	Federal Home Loan Mortgage Corp.	5.293%	3/1/38	19,779	19,908
1,2	Federal Home Loan Mortgage Corp.	5.327%	12/1/35	11,332	11,535
1,2	Federal Home Loan Mortgage Corp.	5.423%	3/1/37	11,650	11,860
1,2	Federal Home Loan Mortgage Corp.	5.431%	4/1/37	22,200	22,602
1,2	Federal Home Loan Mortgage Corp.	5.485%	2/1/36	15,504	15,775
1,2	Federal Home Loan Mortgage Corp.	5.549%	7/1/36	13,715	13,965
1,2	Federal Home Loan Mortgage Corp.	5.565%	1/1/37	8,721	8,778
1,2	Federal Home Loan Mortgage Corp.	5.568%	6/1/37	8,411	8,546
1,2	Federal Home Loan Mortgage Corp.	5.576%	5/1/36	22,155	22,571
1,2	Federal Home Loan Mortgage Corp.	5.599%	4/1/37	16,624	16,973
1,2	Federal Home Loan Mortgage Corp.	5.676%	12/1/36	22,882	23,344
1,2	Federal Home Loan Mortgage Corp.	5.689%	3/1/37	30,264	30,892
1,2	Federal Home Loan Mortgage Corp.	5.703%	9/1/36	46,102	47,145
1,2	Federal Home Loan Mortgage Corp.	5.716%	11/1/36	9,933	10,165
1,2	Federal Home Loan Mortgage Corp.	5.770%	5/1/36	18,885	19,347
1,2	Federal Home Loan Mortgage Corp.	5.777%	4/1/37	169	172
1,2	Federal Home Loan Mortgage Corp.	5.785%	3/1/37	7,245	7,418
1,2	Federal Home Loan Mortgage Corp.	5.820%	10/1/37	30,471	3[1,2]26
1,2	Federal Home Loan Mortgage Corp.	5.828%	4/1/37	40,567	41,488
1,2	Federal Home Loan Mortgage Corp.	5.830%	6/1/37	12,282	12,589
1,2	Federal Home Loan Mortgage Corp.	5.857%	3/1/37	1,682	1,725
1,2	Federal Home Loan Mortgage Corp.	5.864%	6/1/37	18,619	19,101
1,2	Federal Home Loan Mortgage Corp.	5.874%	12/1/36	9,190	9,416
1,2	Federal Home Loan Mortgage Corp.	5.881%	5/1/37	27,062	27,683
1,2	Federal Home Loan Mortgage Corp.	5.939%	1/1/37	8,652	8,878
1,2	Federal Home Loan Mortgage Corp.	5.967%	10/1/37	4,695	4,826
1,2	Federal Home Loan Mortgage Corp.	6.056%	3/1/37	[1,2]28	[1,2]60
1,2	Federal Home Loan Mortgage Corp.	6.061%	3/1/37	932	957
1,2	Federal Home Loan Mortgage Corp.	6.091%	8/1/37	22,783	23,418
1,2	Federal Home Loan Mortgage Corp.	6.109%	12/1/36	18,614	19,188
1,2	Federal Home Loan Mortgage Corp.	6.128%	8/1/37	7,719	7,932
1,2	Federal Home Loan Mortgage Corp.	6.390%	6/1/37	18,839	19,467
1,2	Federal Home Loan Mortgage Corp.	6.511%	2/1/37	14,394	14,942
1,2	Federal National Mortgage Assn.	4.008%	7/1/35	11,199	11,102
1,2	Federal National Mortgage Assn.	4.135%	5/1/34	10,339	10,321
1,2	Federal National Mortgage Assn.	4.417%	8/1/35	30,387	30,465
1,2	Federal National Mortgage Assn.	4.425%	7/1/35	10,109	10,140
1,2	Federal National Mortgage Assn.	4.574%	1/1/35	11,911	11,914
1,2	Federal National Mortgage Assn.	4.579%	11/1/34	26,533	26,559
1,2	Federal National Mortgage Assn.	4.582%	12/1/34	16,283	16,149
1,2	Federal National Mortgage Assn.	4.618%	8/1/35	17,633	17,714
1,2	Federal National Mortgage Assn.	4.621%	10/1/36	8,630	8,680
1,2	Federal National Mortgage Assn.	4.629%	11/1/33	9,117	9,169
1,2	Federal National Mortgage Assn.	4.633%	9/1/34	7,104	7,142
1,2	Federal National Mortgage Assn.	4.677%	10/1/34	11,772	11,679
1,2	Federal National Mortgage Assn.	4.691%	11/1/34	14,354	14,170
1,2	Federal National Mortgage Assn.	4.725%	8/1/35	10,036	10,035
1,2	Federal National Mortgage Assn.	4.740%	9/1/34	5,040	5,067
1,2	Federal National Mortgage Assn.	4.751%	6/1/34	9,785	9,861
1,2	Federal National Mortgage Assn.	4.756%	10/1/34	16,766	16,698
1,2	Federal National Mortgage Assn.	4.769%	5/1/35	5,957	6,038
1,2	Federal National Mortgage Assn.	4.771%	4/1/36	33,090	33,694
1,2	Federal National Mortgage Assn.	4.794%	9/1/35	12,228	12,326
1,2	Federal National Mortgage Assn.	4.818%	12/1/35	23,379	23,570
1,2	Federal National Mortgage Assn.	4.835%	4/1/37	12,672	12,820
1,2	Federal National Mortgage Assn.	4.850%	11/1/35	35,652	35,961
1,2	Federal National Mortgage Assn.	4.865%	7/1/35	15,322	15,458
1,2	Federal National Mortgage Assn.	4.937%	7/1/35	7,083	7,154
1,2	Federal National Mortgage Assn.	4.964%	11/1/34	5,201	5,262
1,2	Federal National Mortgage Assn.	4.965%	11/1/33	4,761	4,812

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1,2	Federal National Mortgage Assn.	4.968%	10/1/35	24,418	24,676
1,2	Federal National Mortgage Assn.	4.981%	5/1/37	26,718	27,026
1,2	Federal National Mortgage Assn.	5.020%	7/1/38	9,698	9,778
1,2	Federal National Mortgage Assn.	5.026%	12/1/33	6,197	6,270
1,2	Federal National Mortgage Assn.	5.030%	8/1/37	44,704	45,273
1,2	Federal National Mortgage Assn.	5.049%	11/1/35	24,458	24,747
1,2	Federal National Mortgage Assn.	5.059%	2/1/36	11,578	11,714
1,2	Federal National Mortgage Assn.	5.074%	12/1/35	28,691	29,039
1,2	Federal National Mortgage Assn.	5.108%	1/1/36	13,558	13,725
1,2	Federal National Mortgage Assn.	5.129%	12/1/35	29,842	30,223
1,2	Federal National Mortgage Assn.	5.171%	8/1/38	1,759	1,776
1,2	Federal National Mortgage Assn.	5.178%	3/1/38	18,863	18,935
1,2	Federal National Mortgage Assn.	5.254%	3/1/37	16,901	17,184
1,2	Federal National Mortgage Assn.	5.317%	7/1/38	1,675	1,698
1,2	Federal National Mortgage Assn.	5.322%	12/1/35	8,954	9,108
1,2	Federal National Mortgage Assn.	5.382%	2/1/36	16,673	16,932
1,2	Federal National Mortgage Assn.	5.456%	2/1/36	18,806	19,114
1,2	Federal National Mortgage Assn.	5.470%	5/1/37	6,989	7,104
1,2	Federal National Mortgage Assn.	5.482%	4/1/37	1,862	1,896
1,2	Federal National Mortgage Assn.	5.575%	1/1/37	15,336	15,634
1,2	Federal National Mortgage Assn.	5.593%	7/1/36	12,341	12,573
1,2	Federal National Mortgage Assn.	5.621%	5/1/36	6,875	7,010
1,2	Federal National Mortgage Assn.	5.627%	3/1/37	13,907	14,193
1,2	Federal National Mortgage Assn.	5.658%	6/1/36	16,288	16,594
1,2	Federal National Mortgage Assn.	5.673%	6/1/37	10,134	10,359
1,2	Federal National Mortgage Assn.	5.676%	3/1/37	43,894	44,831
1,2	Federal National Mortgage Assn.	5.687%	2/1/37	17,074	17,443
1,2	Federal National Mortgage Assn.	5.695%	2/1/37	32,728	33,409
1,2	Federal National Mortgage Assn.	5.710%	9/1/36	12,719	12,980
1,2	Federal National Mortgage Assn.	5.728%	3/1/37	32,358	33,063
1,2	Federal National Mortgage Assn.	5.741%	12/1/36	48,953	49,976
1,2	Federal National Mortgage Assn.	5.754%	12/1/37	33,919	34,514
1,2	Federal National Mortgage Assn.	5.756%	4/1/36	13,707	13,985
1,2	Federal National Mortgage Assn.	5.777%	1/1/36	7,526	7,626
1,2	Federal National Mortgage Assn.	5.780%	4/1/37	11,995	12,262
1,2	Federal National Mortgage Assn.	5.799%	4/1/37	20,969	21,414
1,2	Federal National Mortgage Assn.	5.822%	6/1/37	29,424	30,106
1,2	Federal National Mortgage Assn.	5.888%	9/1/36	15,033	15,369
1,2	Federal National Mortgage Assn.	5.947%	11/1/36	14,496	14,884
1,2	Federal National Mortgage Assn.	6.007%	10/1/37	23,748	24,303
1,2	Federal National Mortgage Assn.	6.049%	4/1/36	13,898	14,278
1,2	Federal National Mortgage Assn.	6.055%	8/1/37	18,987	19,531
1,2	Federal National Mortgage Assn.	6.130%	6/1/36	3,259	3,355
1,2	Federal National Mortgage Assn.	6.611%	9/1/37	25,913	26,825
2	Government National Mortgage Assn.	5.375%	6/20/29	482	485
2	Government National Mortgage Assn.	7.900%	2/15/21	6	7
					1,955,817

Total U.S. Government and Agency Obligations (Cost $45,348,204)					47,852,644

Corporate Bonds (22.8%)

Asset-Backed/Commercial Mortgage-Backed Securities (4.7%)
[2,3,4] American Express Credit Account Master Trust		1.185%	8/15/11	17,350	17,332
2,4	American Express Credit Account Master Trust	1.275%	9/15/11	40,000	39,779
3	BA Covered Bond Issuer	5.500%	6/14/12	22,700	23,311
2	Banc of America Commercial Mortgage, Inc.	5.787%	5/11/35	18,210	15,957
2	Banc of America Commercial Mortgage, Inc.	6.503%	4/15/36	7,391	6,792
2	Banc of America Commercial Mortgage, Inc.	4.050%	11/10/38	7,950	7,434
2	Banc of America Commercial Mortgage, Inc.	4.153%	11/10/38	5,000	4,325
2,4	Banc of America Commercial Mortgage, Inc.	5.319%	6/10/39	12,500	10,667
2	Banc of America Commercial Mortgage, Inc.	4.877%	7/10/42	33,400	26,480
2	Banc of America Commercial Mortgage, Inc.	5.118%	7/11/43	18,555	18,165
2	Banc of America Commercial Mortgage, Inc.	5.372%	9/10/45	21,855	16,657
2	Banc of America Commercial Mortgage, Inc.	5.115%	10/10/45	17,525	13,579
2	Banc of America Commercial Mortgage, Inc.	5.634%	7/10/46	23,375	18,224
2	Banc of America Commercial Mortgage, Inc.	5.414%	9/10/47	10,900	8,398

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4	Banc of America Commercial Mortgage, Inc.	6.158%	2/10/51	32,900	24,590
2,4	Bank of America Credit Card Trust	1.415%	4/16/12	23,886	22,735
2	Bank of America Credit Card Trust	4.720%	5/15/13	10,600	9,955
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	9,900	8,803
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.463%	4/12/38	26,000	20,030
2,4	Bear Stearns Commercial Mortgage Securities, Inc.	5.464%	4/12/38	1,525	1,436
2,4	Bear Stearns Commercial Mortgage Securities, Inc.	5.464%	4/12/38	4,025	2,145
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.830%	8/15/38	20,000	17,637
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.456%	3/11/39	48,250	37,115
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.680%	8/13/39	10,800	8,756
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.740%	3/13/40	9,000	7,411
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.660%	6/11/40	32,425	25,101
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.405%	12/11/40	1,168	919
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.521%	11/11/41	4,950	4,154
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.742%	9/11/42	16,125	11,132
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.793%	9/11/42	6,525	5,307
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.127%	10/12/42	12,250	11,518
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.613%	6/11/50	11,750	8,673
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.694%	6/11/50	55,550	38,298
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.700%	6/11/50	9,915	6,806
2,4	Bear Stearns Commercial Mortgage Securities, Inc.	5.915%	6/11/50	8,118	3,450
[2,3,4] BMW Floorplan Master Owner Trust		0.961%	9/17/11	28,000	24,336
2	Capital Auto Receivables Asset Trust	4.680%	10/15/12	21,400	19,870
2,4	Capital One Multi-Asset Execution Trust	1.285%	1/17/12	50,000	49,638
2	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	7,325	6,765
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	43,450	32,892
2	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	3,950	3,105
2,4	Capital One Prime Auto Receivables Trust	1.215%	4/15/11	16,575	16,126
2	CDC Commercial Mortgage Trust	5.676%	11/15/30	25,000	22,683
2	Chase Commercial Mortgage Securities Corp.	7.757%	4/15/32	1,893	1,821
2,4	Chase Credit Card Master Trust	1.365%	9/15/11	7,000	6,874
2,4	Chase Issuance Trust	1.215%	11/15/11	30,820	29,476
2,4	Chase Issuance Trust	1.215%	2/15/12	23,678	23,140
2	Chase Issuance Trust	4.650%	12/17/12	39,225	37,881
2	Chase Issuance Trust	4.650%	3/15/15	38,500	34,742
2	Chase Issuance Trust	5.400%	7/15/15	12,350	11,350
2	CIT Group Home Equity Loan Trust	6.200%	2/25/30	1,345	1,146
2	Citibank Credit Card Issuance Trust	4.850%	2/10/11	775	774
2	Citibank Credit Card Issuance Trust	4.150%	7/7/17	4,150	3,298
2	Citibank Credit Card Issuance Trust	5.650%	9/20/19	4,150	3,446
2	Citibank Credit Card Master Trust	5.875%	3/10/11	[1,2]50	[1,2]46
2	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	4,100	2,792
2,4	Citigroup Commercial Mortgage Trust	5.724%	3/15/49	17,175	13,658
2,4	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	12,825	8,961
2,4	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.225%	7/15/44	8,300	4,782
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.225%	7/15/44	38,051	29,832
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.886%	11/15/44	22,000	15,365
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.205%	12/11/49	40,075	30,318
2	Citigroup/Deutsche Bank Commercial Mortgage Trust	5.322%	12/11/49	23,825	16,359
2,3	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	13,627	14,275
2	Commercial Mortgage Pass Through Certificates	4.084%	6/10/38	8,500	6,745
2	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	30,550	23,781
2	Commercial Mortgage Pass-Through Certificates	5.767%	6/10/46	19,500	15,520
2	Commercial Mortgage Pass-Through Certificates	5.248%	12/10/46	4,023	3,638
2,4	Commercial Mortgage Pass-Through Certificates	5.816%	12/10/49	35,098	24,667
2	Countrywide Home Loans	4.783%	5/25/33	5,908	5,519
2	Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/18/35	4,416	4,058
2,4	Credit Suisse First Boston Mortgage Securities Corp.	4.750%	1/15/37	19,920	12,554
2,4	Credit Suisse First Boston Mortgage Securities Corp.	5.014%	2/15/38	17,300	13,701
2	Credit Suisse First Boston Mortgage Securities Corp.	3.936%	5/15/38	13,530	10,723
2,4	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	725	438
2	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	39,700	30,884
2	Credit Suisse First Boston Mortgage Securities Corp.	7.290%	9/15/41	10,882	10,668
2	Credit Suisse Mortgage Capital Certificates	5.826%	6/15/38	31,533	25,165
2	Credit Suisse Mortgage Capital Certificates	5.551%	2/15/39	55,600	42,838
2,4	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	39,285	27,524

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	34,760	26,255
2	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	7,575	5,221
2,4	CWCapital Cobalt	5.820%	5/15/46	31,925	22,419
2,4	CWCapital Cobalt	5.484%	4/15/47	2,200	1,511
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	3,672	3,660
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	7,806	7,799
2	DaimlerChrysler Auto Trust	3.700%	6/8/12	9,500	8,281
2	Discover Card Master Trust	5.100%	10/15/13	[1,2]00	1,103
2	Discover Card Master Trust	5.650%	12/15/15	27,800	23,773
2	Discover Card Master Trust	5.650%	3/16/20	3,850	2,866
1,2	Federal Housing Administration	7.430%	10/1/20	4	5
2	Fifth Third Auto Trust	4.070%	1/17/12	24,000	21,965
2	First Union National Bank Commercial Mortgage Trust	6.223%	12/12/33	12,550	1[1,2]86
2,4	First Union National Bank Commercial Mortgage Trust	6.618%	10/15/35	15,876	14,683
2	Ford Credit Auto Owner Trust	4.370%	10/15/12	18,800	13,213
2	GE Capital Commercial Mortgage Corp.	6.531%	5/15/33	17,000	15,722
2	GE Capital Commercial Mortgage Corp.	6.290%	8/11/33	3,000	2,738
2	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	1,576	1,498
2	GE Capital Commercial Mortgage Corp.	6.269%	12/10/35	14,200	12,886
2	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	1,340	1,110
2	GE Capital Commercial Mortgage Corp.	4.996%	12/10/37	20,000	16,977
2,4	GE Capital Commercial Mortgage Corp.	5.338%	3/10/44	38,290	29,201
2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	43,350	41,866
2	GMAC Commercial Mortgage Securities, Inc.	7.455%	8/16/33	13,352	12,676
2	GMAC Commercial Mortgage Securities, Inc.	6.465%	4/15/34	13,518	12,710
2	GMAC Commercial Mortgage Securities, Inc.	6.700%	4/15/34	17,050	15,723
2	GMAC Commercial Mortgage Securities, Inc.	4.908%	3/10/38	2,000	1,604
2	GMAC Commercial Mortgage Securities, Inc.	4.646%	4/10/40	4,900	4,372
2	GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	2,250	1,785
2	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	8,250	6,995
2	Greenwich Capital Commercial Funding Corp.	4.533%	1/5/36	4,325	3,834
2	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	15,250	12,337
2	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	17,395	14,845
2	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	7,471	7,005
2	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	29,872	23,322
2	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	23,080	17,714
2	GS Mortgage Securities Corp. II	5.506%	4/10/38	17,375	16,327
2,4	GS Mortgage Securities Corp. II	5.553%	4/10/38	11,900	9,170
2	GS Mortgage Securities Corp. II	5.396%	8/10/38	31,360	25,498
2	GS Mortgage Securities Corp. II	4.608%	1/10/40	20,000	16,468
2	GS Mortgage Securities Corp. II	5.799%	8/10/45	13,245	9,346
2	Honda Auto Receivables Owner Trust	5.300%	7/21/10	3,263	3,257
2	Honda Auto Receivables Owner Trust	5.120%	10/15/10	21,308	21,154
2	Honda Auto Receivables Owner Trust	4.880%	9/18/14	9,375	8,720
2	JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33	18,974	18,017
2	JPMorgan Chase Commercial Mortgage Securities	5.050%	12/12/34	11,800	9,995
2	JPMorgan Chase Commercial Mortgage Securities	4.985%	1/12/37	15,000	12,561
2	JPMorgan Chase Commercial Mortgage Securities	5.255%	7/12/37	1,790	1,554
2	JPMorgan Chase Commercial Mortgage Securities	5.376%	7/12/37	12,780	11,159
2	JPMorgan Chase Commercial Mortgage Securities	4.824%	9/12/37	3,450	3,101
2,4	JPMorgan Chase Commercial Mortgage Securities	4.948%	9/12/37	975	588
2	JPMorgan Chase Commercial Mortgage Securities	4.404%	1/12/39	13,195	10,308
2,4	JPMorgan Chase Commercial Mortgage Securities	5.371%	6/12/41	20,050	16,405
2	JPMorgan Chase Commercial Mortgage Securities	5.160%	4/15/43	28,761	27,704
2,4	JPMorgan Chase Commercial Mortgage Securities	5.475%	4/15/43	4,252	3,309
2	JPMorgan Chase Commercial Mortgage Securities	5.875%	4/15/45	32,300	25,859
2	JPMorgan Chase Commercial Mortgage Securities	5.447%	5/15/45	7,075	5,936
2	JPMorgan Chase Commercial Mortgage Securities	5.803%	6/15/49	44,150	34,280
2	JPMorgan Chase Commercial Mortgage Securities	5.818%	6/15/49	21,630	15,250
2	JPMorgan Chase Commercial Mortgage Securities	5.794%	2/12/51	42,405	29,415
2	JPMorgan Chase Commercial Mortgage Securities	5.855%	2/12/51	10,650	7,934
2	JPMorgan Chase Commercial Mortgage Securities	5.716%	2/15/51	12,341	8,454
2,4	JPMorgan Chase Commercial Mortgage Securities	5.882%	2/15/51	26,620	18,625
2	LB Commerical Conduit Mortgage Trust	6.780%	6/15/31	18,811	18,635
2	LB-UBS Commercial Mortgage Trust	5.386%	6/15/26	3,500	3,267
2	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	21,168	20,159

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	16,155	12,607
2	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	9,345	7,160
2	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	1,584	1,504
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	21,475	16,843
2	LB-UBS Commercial Mortgage Trust	6.133%	12/15/30	8,190	7,327
2	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	20,575	17,465
2	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	6,600	5,251
2	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	27,000	22,134
2,4	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	29,421	22,766
2	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	600	413
2	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	18,200	12,495
2,4	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	30,150	22,404
2	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	41,900	29,169
2	LB-UBS Commerical Mortgage Trust	4.960%	12/15/31	4,500	3,768
2,4	LB-UBS Commerical Mortgage Trust	5.936%	7/15/44	8,275	3,593
2,4	MBNA Credit Card Master Note Trust	4.969%	12/15/11	4,500	4,377
2,4	MBNA Credit Card Master Note Trust	1.275%	3/15/12	50,000	48,141
2	MBNA Master Credit Card Trust	7.000%	2/15/12	62,983	62,454
2	MBNA Master Credit Card Trust	7.800%	10/15/12	1,000	995
2	Merrill Lynch Mortgage Trust	5.236%	11/12/35	7,375	6,005
2	Merrill Lynch Mortgage Trust	5.657%	5/12/39	12,200	9,676
2,4	Merrill Lynch Mortgage Trust	5.291%	1/12/44	25,650	19,966
2,4	Merrill Lynch Mortgage Trust	5.829%	6/12/50	34,618	24,358
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	4,200	3,104
2	Merrill Lynch Mortgage Trust	5.690%	2/12/51	15,670	11,186
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.700%	9/12/17	35,300	24,356
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.909%	6/12/46	41,100	32,957
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.378%	8/12/48	23,995	16,455
2	Merrill Lynch/Countrywide Commercial Mortgage Trust	5.590%	9/12/49	12,350	9,367
2,4	Morgan Stanley Capital I	5.110%	6/15/40	19,000	15,217
2	Morgan Stanley Capital I	5.030%	6/13/41	1,822	1,360
2	Morgan Stanley Capital I	5.270%	6/13/41	2,800	2,260
2	Morgan Stanley Capital I	5.328%	11/12/41	4,250	3,226
2	Morgan Stanley Capital I	4.970%	12/15/41	10,800	6,981
2	Morgan Stanley Capital I	5.168%	1/14/42	4,650	3,653
2,4	Morgan Stanley Capital I	5.650%	6/13/42	17,900	12,434
2	Morgan Stanley Capital I	4.989%	8/13/42	28,000	21,766
2	Morgan Stanley Capital I	5.230%	9/15/42	28,650	22,494
2	Morgan Stanley Capital I	5.771%	10/15/42	9,775	7,644
2,4	Morgan Stanley Capital I	5.208%	11/14/42	19,850	15,547
2	Morgan Stanley Capital I	6.280%	1/11/43	20,150	15,061
2	Morgan Stanley Capital I	5.332%	12/15/43	6,300	4,751
2,4	Morgan Stanley Capital I	5.387%	3/12/44	36,666	28,183
2,4	Morgan Stanley Capital I	5.691%	4/15/49	375	160
2,4	Morgan Stanley Capital I	5.881%	6/11/49	4,000	1,717
2	Morgan Stanley Capital I	5.809%	12/12/49	18,800	13,032
2	Morgan Stanley Capital I	5.090%	10/12/52	9,300	8,707
2	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	4,675	4,433
2	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	4,747	4,216
2	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	20,000	16,630
2	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	5,340	4,823
2	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	26,900	22,466
2	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	1,160	1,129
2	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	7,875	7,385
2	Oncor Electric Delivery Transition Bond Co.	4.030%	2/15/12	1,318	1,319
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	8,625	8,569
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	13,650	13,465
2	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	814	766
2	Prudential Securities Secured Financing	7.193%	6/16/31	1,830	1,811
2	PSE&G Transition Funding LLC	6.890%	12/15/17	19,800	19,967
2	Residential Asset Securities Corp.	6.489%	10/25/30	386	365
2	Salomon Brothers Mortgage Securities VII	5.561%	9/25/33	17,438	15,973
2	USAA Auto Owner Trust	5.360%	2/15/11	6,724	6,715
2	USAA Auto Owner Trust	4.710%	2/18/14	16,075	14,481
2	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	1,916	1,717
2	Wachovia Bank Commercial Mortgage Trust	4.980%	11/15/34	900	761

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Wachovia Bank Commercial Mortgage Trust	4.867%	2/15/35	900	748
2,4	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	3,600	2,966
2	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	4,100	3,687
2	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	25,955	20,171
2	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	8,950	8,521
2,4	Wachovia Bank Commercial Mortgage Trust	5.232%	7/15/41	27,995	22,787
2	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	23,800	18,466
2,4	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	17,775	14,029
2	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	7,525	5,856
2,4	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	16,200	12,904
2	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	17,104	13,036
2,4	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	17,435	13,905
2,4	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	37,450	29,234
2,4	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	13,500	10,589
2	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	20,250	16,628
2	World Omni Auto Receivables Trust	3.940%	10/15/12	19,200	17,574
					3,062,441
Finance (7.7%)
	Banking (4.9%)
	Abbey National PLC	7.950%	10/26/29	14,415	12,493
	ABN AMRO Bank NV	4.650%	6/4/18	325	261
	American Exoress Co.	7.000%	3/19/18	12,775	13,010
	American Express Bank, FSB	5.550%	10/17/12	4,225	4,005
	American Express Bank, FSB	5.500%	4/16/13	10,000	9,526
	American Express Bank, FSB	6.000%	9/13/17	5,200	4,621
	American Express Centurion Bank	5.200%	11/26/10	1,975	1,915
	American Express Centurion Bank	5.550%	10/17/12	3,100	2,952
	American Express Centurion Bank	5.950%	6/12/17	2,175	2,020
	American Express Centurion Bank	6.000%	9/13/17	4,650	4,369
	American Express Co.	4.875%	7/15/13	7,300	6,924
	American Express Co.	5.500%	9/12/16	3,600	3,328
	American Express Co.	6.150%	8/28/17	6,450	6,291
	American Express Co.	8.150%	3/19/38	2,500	2,918
2	American Express Co.	6.800%	9/1/66	7,565	4,150
	American Express Credit Corp.	5.000%	12/2/10	6,075	5,794
	American Express Credit Corp.	5.875%	5/2/13	17,850	17,416
	American Express Credit Corp.	7.300%	8/20/13	2,625	2,702
3	American Express Travel	5.250%	11/21/11	7,750	7,364
	AmSouth Bank NA	5.200%	4/1/15	6,200	4,716
	Associates Corp. of North America	6.950%	11/1/18	350	355
	BAC Capital Trust XI	6.625%	5/23/36	1,675	1,595
	Banc One Corp.	7.625%	10/15/26	1,475	1,645
3	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	23,425	23,460
2	Bank of America Capital Trust XIV	5.630%	12/31/49	7,880	2,994
	Bank of America Corp.	4.500%	8/1/10	9,850	9,921
	Bank of America Corp.	4.250%	10/1/10	9,625	9,602
	Bank of America Corp.	4.375%	12/1/10	2,500	2,501
5	Bank of America Corp.	1.700%	12/23/10	14,950	15,002
	Bank of America Corp.	5.375%	8/15/11	3,100	3,175
	Bank of America Corp.	6.250%	4/15/12	5,925	6,211
5	Bank of America Corp.	3.125%	6/15/12	35,325	37,003
	Bank of America Corp.	5.375%	9/11/12	1,800	1,822
	Bank of America Corp.	4.875%	9/15/12	4,525	4,459
	Bank of America Corp.	4.875%	1/15/13	6,600	6,624
	Bank of America Corp.	4.900%	5/1/13	24,890	25,069
	Bank of America Corp.	5.375%	6/15/14	3,750	3,741
	Bank of America Corp.	5.125%	11/15/14	24,500	23,631
	Bank of America Corp.	5.250%	12/1/15	4,900	4,445
	Bank of America Corp.	5.750%	8/15/16	13,925	13,148
	Bank of America Corp.	5.625%	10/14/16	8,100	7,998
	Bank of America Corp.	5.300%	3/15/17	30,225	29,025
	Bank of America Corp.	5.420%	3/15/17	19,550	17,392
	Bank of America Corp.	6.100%	6/15/17	6,650	6,638
	Bank of America Corp.	6.000%	9/1/17	[1,2]25	[1,2]47
	Bank of America Corp.	5.750%	12/1/17	5,100	5,175

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of America Corp.	5.650%	5/1/18	12,850	12,888
	Bank of America Corp.	5.625%	3/8/35	12,350	10,297
	Bank of America Corp.	6.000%	10/15/36	17,000	18,276
	Bank of America Corp.	6.500%	9/15/37	2,950	3,015
	Bank of New York Mellon	4.950%	1/14/11	2,550	2,575
	Bank of New York Mellon	6.375%	4/1/12	400	421
	Bank of New York Mellon	4.950%	11/1/12	23,400	23,935
	Bank of New York Mellon	4.500%	4/1/13	2,650	2,668
	Bank of New York Mellon	5.125%	8/27/13	4,475	4,624
	Bank of New York Mellon	4.950%	3/15/15	7,400	7,216
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	8,525	8,741
	Bank One Corp.	7.875%	8/1/10	21,180	22,231
	Bank One Corp.	5.250%	1/30/13	4,725	4,650
	Bank One Corp.	4.900%	4/30/15	2,475	2,313
	BankAmerica Capital II	8.000%	12/15/26	100	78
	Barclays Bank PLC	5.450%	9/12/12	5,950	6,130
2	Barclays Bank PLC	6.278%	12/29/49	3,295	2,099
	BB&T Capital Trust II	6.750%	6/7/36	9,475	7,187
2	BB&T Capital Trust IV	6.820%	6/12/57	4,825	2,935
	BB&T Corp.	6.500%	8/1/11	3,030	3,086
	BB&T Corp.	4.750%	10/1/12	7,025	6,795
	BB&T Corp.	5.200%	12/23/15	5,550	5,292
	BB&T Corp.	5.625%	9/15/16	6,950	7,035
	BB&T Corp.	4.900%	6/30/17	625	571
	BB&T Corp.	5.250%	11/1/19	3,175	2,841
	Bear Stearns Co., Inc.	4.550%	6/23/10	7,850	7,794
	Bear Stearns Co., Inc.	4.500%	10/28/10	3,120	3,104
	Bear Stearns Co., Inc.	5.350%	2/1/12	28,975	28,698
	Bear Stearns Co., Inc.	6.950%	8/10/12	10,000	10,459
	Bear Stearns Co., Inc.	5.700%	11/15/14	18,240	17,930
	Bear Stearns Co., Inc.	5.300%	10/30/15	7,715	7,548
	Bear Stearns Co., Inc.	5.550%	1/22/17	5,150	4,839
	Bear Stearns Co., Inc.	6.400%	10/2/17	4,975	5,171
	Bear Stearns Co., Inc.	7.250%	2/1/18	13,450	14,753
	Bear Stearns Co., Inc.	4.650%	7/2/18	2,075	1,915
	Capital One Bank	5.750%	9/15/10	2,025	1,968
	Capital One Bank	6.500%	6/13/13	5,500	4,933
	Capital One Capital III	7.686%	8/15/36	7,650	3,213
	Capital One Capital IV	6.745%	2/17/37	3,100	1,426
	Capital One Financial Corp.	5.700%	9/15/11	4,025	3,747
	Capital One Financial Corp.	4.800%	2/21/12	2,125	1,921
	Capital One Financial Corp.	5.500%	6/1/15	6,075	5,128
	Capital One Financial Corp.	6.150%	9/1/16	6,525	4,468
	Capital One Financial Corp.	5.250%	2/21/17	1,775	1,556
	Capital One Financial Corp.	6.750%	9/15/17	7,225	6,982
	Charter One Bank N.A.	5.500%	4/26/11	13,150	12,482
2,3	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	18,025	17,581
2	Citigroup Capital XXI	8.300%	12/21/57	19,325	14,899
	Citigroup, Inc.	4.125%	2/22/10	4,175	4,083
	Citigroup, Inc.	4.625%	8/3/10	7,900	7,747
	Citigroup, Inc.	6.500%	1/18/11	15,895	16,021
	Citigroup, Inc.	5.125%	2/14/11	4,475	4,391
	Citigroup, Inc.	5.100%	9/29/11	39,500	38,565
5	Citigroup, Inc.	2.875%	12/9/11	22,225	23,013
	Citigroup, Inc.	6.000%	2/21/12	9,075	8,955
	Citigroup, Inc.	5.250%	2/27/12	12,475	12,126
	Citigroup, Inc.	5.500%	8/27/12	2,925	2,889
	Citigroup, Inc.	5.625%	8/27/12	8,140	7,650
	Citigroup, Inc.	5.300%	10/17/12	27,300	26,642
	Citigroup, Inc.	5.500%	4/11/13	32,890	32,164
	Citigroup, Inc.	6.500%	8/19/13	25,425	25,682
	Citigroup, Inc.	5.125%	5/5/14	1,675	1,587
	Citigroup, Inc.	5.000%	9/15/14	21,368	18,575
	Citigroup, Inc.	4.700%	5/29/15	4,075	3,517
	Citigroup, Inc.	5.300%	1/7/16	24,600	23,321
	Citigroup, Inc.	5.500%	2/15/17	4,000	3,604

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup, Inc.	6.000%	8/15/17	15,150	15,082
Citigroup, Inc.	6.125%	11/21/17	12,975	13,051
Citigroup, Inc.	6.625%	6/15/32	1,525	1,482
Citigroup, Inc.	5.875%	2/22/33	15,300	13,117
Citigroup, Inc.	6.000%	10/31/33	2,575	2,254
Citigroup, Inc.	5.850%	12/11/34	2,000	1,953
Citigroup, Inc.	6.125%	8/25/36	9,575	8,773
Citigroup, Inc.	5.875%	5/29/37	7,050	7,103
Citigroup, Inc.	6.875%	3/5/38	20,000	23,097
Colonial Bank NA	6.375%	12/1/15	1,425	931
Comerica Bank	5.750%	11/21/16	12,700	9,521
Comerica Bank	5.200%	8/22/17	5,450	4,117
2 Comerica Capital Trust II	6.576%	2/20/37	4,350	1,805
Compass Bank	6.400%	10/1/17	2,700	2,302
Compass Bank	5.900%	4/1/26	2,400	1,720
Countrywide Financial Corp.	5.800%	6/7/12	8,175	8,001
Countrywide Financial Corp.	6.250%	5/15/16	3,525	3,362
Countrywide Home Loan	5.625%	7/15/09	340	340
Countrywide Home Loan	4.125%	9/15/09	8,310	8,217
Countrywide Home Loan	4.000%	3/22/11	4,950	4,709
Credit Suisse First Boston USA, Inc.	4.700%	6/1/09	15	15
Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	6,975	6,943
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	24,600	24,597
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	9,275	9,306
Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	10,125	10,142
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	11,825	12,118
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	3,675	3,744
Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	12,110	12,069
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	19,700	18,472
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	14,815	13,557
Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	1,175	1,079
Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	2,825	3,116
2 Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	9,250	4,623
Credit Suisse New York	5.000%	5/15/13	15,175	14,605
Credit Suisse New York	6.000%	2/15/18	5,200	5,118
Dean Witter, Discover & Co.	6.750%	10/15/13	800	716
Deutsche Bank AG London	5.375%	10/12/12	15,875	16,132
Deutsche Bank AG London	4.875%	5/20/13	13,200	13,374
Deutsche Bank AG London	6.000%	9/1/17	29,000	30,770
Deutsche Bank Financial LLC	5.375%	3/2/15	5,400	4,885
Fifth Third Bancorp.	4.200%	2/23/10	4,275	4,206
Fifth Third Bancorp.	6.250%	5/1/13	5,950	5,639
Fifth Third Bancorp.	4.750%	2/1/15	10,950	9,384
Fifth Third Bancorp.	4.500%	6/1/18	1,550	1,136
Fifth Third Bancorp.	8.250%	3/1/38	5,450	4,415
2 Fifth Third Capital Trust IV	6.500%	4/15/67	4,350	2,219
First Tennessee Bank	5.050%	1/15/15	1,825	1,178
First Union Institutional Capital I	8.040%	12/1/26	1,825	1,519
Fleet Capital Trust II	7.920%	12/11/26	2,315	1,904
Golden West Financial Corp.	4.750%	10/1/12	3,315	3,147
2 Goldman Sachs Capital II	5.793%	12/29/49	8,625	3,404
Goldman Sachs Group, Inc.	4.500%	6/15/10	5,945	5,869
Goldman Sachs Group, Inc.	6.875%	1/15/11	6,250	6,343
Goldman Sachs Group, Inc.	6.600%	1/15/12	33,200	32,831
5 Goldman Sachs Group, Inc.	3.250%	6/15/12	37,350	39,088
Goldman Sachs Group, Inc.	5.450%	11/1/12	12,375	11,811
Goldman Sachs Group, Inc.	5.250%	4/1/13	12,415	11,675
Goldman Sachs Group, Inc.	4.750%	7/15/13	11,050	10,143
Goldman Sachs Group, Inc.	5.250%	10/15/13	16,550	15,268
Goldman Sachs Group, Inc.	5.150%	1/15/14	2,740	2,510
Goldman Sachs Group, Inc.	5.000%	10/1/14	15,550	13,453
Goldman Sachs Group, Inc.	5.125%	1/15/15	14,735	13,370
Goldman Sachs Group, Inc.	5.350%	1/15/16	18,900	17,146
Goldman Sachs Group, Inc.	5.750%	10/1/16	5,600	5,165
Goldman Sachs Group, Inc.	5.625%	1/15/17	14,750	12,298
Goldman Sachs Group, Inc.	6.250%	9/1/17	33,125	31,330

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group, Inc.	5.950%	1/18/18	29,650	27,558
Goldman Sachs Group, Inc.	6.150%	4/1/18	12,175	11,700
Goldman Sachs Group, Inc.	5.950%	1/15/27	1[1,2]50	8,337
Goldman Sachs Group, Inc.	6.125%	2/15/33	10,650	9,897
Goldman Sachs Group, Inc.	6.345%	2/15/34	19,890	14,632
Goldman Sachs Group, Inc.	6.450%	5/1/36	3,200	2,442
Goldman Sachs Group, Inc.	6.750%	10/1/37	44,350	36,488
3 HBOS Treasury Services PLC	5.250%	2/21/17	21,125	20,880
3 HBOS Treasury Services PLC	6.750%	5/21/18	7,250	6,344
HSBC Bank PLC	6.950%	3/15/11	11,350	11,498
HSBC Bank USA	4.625%	4/1/14	125	119
HSBC Bank USA	5.875%	11/1/34	2,475	2,406
HSBC Bank USA	5.625%	8/15/35	4,825	4,483
HSBC Holdings PLC	7.625%	5/17/32	[1,2]50	1,359
HSBC Holdings PLC	7.350%	11/27/32	2,515	2,655
HSBC Holdings PLC	6.500%	5/2/36	22,100	22,610
HSBC Holdings PLC	6.500%	9/15/37	16,575	17,488
HSBC Holdings PLC	6.800%	6/1/38	7,200	7,770
3 ICICI Bank Ltd.	6.625%	10/3/12	6,425	5,076
JPM Capital Trust	6.550%	9/29/36	8,725	7,389
JPMorgan Capital Trust	5.875%	3/15/35	5,205	4,059
JPMorgan Chase & Co.	7.875%	6/15/10	450	468
JPMorgan Chase & Co.	6.750%	2/1/11	14,862	15,317
JPMorgan Chase & Co.	5.600%	6/1/11	35,250	36,219
JPMorgan Chase & Co.	4.850%	6/16/11	1[1,2]00	11,305
JPMorgan Chase & Co.	3.125%	12/1/11	21,500	22,459
JPMorgan Chase & Co.	4.500%	1/15/12	9,400	9,344
JPMorgan Chase & Co.	6.625%	3/15/12	12,575	12,875
JPMorgan Chase & Co.	5.375%	10/1/12	26,725	27,295
JPMorgan Chase & Co.	5.750%	1/2/13	7,150	7,202
JPMorgan Chase & Co.	4.750%	5/1/13	8,775	8,818
JPMorgan Chase & Co.	5.375%	1/15/14	1,825	1,817
JPMorgan Chase & Co.	4.875%	3/15/14	19,540	18,888
JPMorgan Chase & Co.	5.125%	9/15/14	13,085	12,678
JPMorgan Chase & Co.	4.750%	3/1/15	3,550	3,443
JPMorgan Chase & Co.	5.250%	5/1/15	9,725	9,278
JPMorgan Chase & Co.	5.150%	10/1/15	3,860	3,722
JPMorgan Chase & Co.	5.875%	6/13/16	5,075	5,098
JPMorgan Chase & Co.	6.125%	6/27/17	14,825	14,871
JPMorgan Chase & Co.	6.000%	10/1/17	2,950	2,944
JPMorgan Chase & Co.	6.000%	1/15/18	4,275	4,520
JPMorgan Chase & Co.	5.850%	8/1/35	825	671
JPMorgan Chase & Co.	6.400%	5/15/38	10,000	11,949
JPMorgan Chase Capital XXII	6.450%	2/2/37	12,275	9,850
JPMorgan Chase Capital XXV	6.800%	10/1/37	9,650	8,835
KeyBank NA	7.000%	2/1/11	725	716
KeyBank NA	5.500%	9/17/12	6,800	6,392
KeyBank NA	5.800%	7/1/14	3,675	3,289
KeyBank NA	4.950%	9/15/15	7,175	5,597
KeyBank NA	5.450%	3/3/16	7,175	5,812
KeyCorp	6.500%	5/14/13	6,750	6,261
Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,350	7,764
2 Manufacturers & Traders Trust Co.	5.585%	12/28/20	550	407
Marshall & Ilsley Bank	5.250%	9/4/12	1,150	1,012
Marshall & Ilsley Bank	4.850%	6/16/15	700	532
Marshall & Ilsley Bank	5.000%	1/17/17	250	194
MBNA America Bank NA	6.625%	6/15/12	3,465	3,494
MBNA Corp.	7.500%	3/15/12	3,245	3,336
MBNA Corp.	6.125%	3/1/13	4,900	4,797
MBNA Corp.	5.000%	6/15/15	4,375	4,004
Mellon Bank NA	4.750%	12/15/14	3,650	3,580
2 Mellon Capital IV	6.244%	6/29/49	200	118
Mellon Funding Corp.	6.400%	5/14/11	450	470
Mellon Funding Corp.	5.000%	12/1/14	1,100	1,009
Morgan Stanley Dean Witter	4.000%	1/15/10	19,250	18,891
Morgan Stanley Dean Witter	4.250%	5/15/10	15,155	14,540

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Dean Witter	2.900%	12/1/10	13,650	14,010
	Morgan Stanley Dean Witter	5.050%	1/21/11	2,700	2,624
	Morgan Stanley Dean Witter	6.750%	4/15/11	21,140	20,635
5	Morgan Stanley Dean Witter	3.250%	12/1/11	14,600	15,286
	Morgan Stanley Dean Witter	5.625%	1/9/12	6,525	6,083
	Morgan Stanley Dean Witter	6.600%	4/1/12	14,510	13,815
	Morgan Stanley Dean Witter	5.750%	8/31/12	9,400	8,745
	Morgan Stanley Dean Witter	5.300%	3/1/13	21,950	19,908
	Morgan Stanley Dean Witter	4.750%	4/1/14	26,882	21,183
	Morgan Stanley Dean Witter	6.000%	4/28/15	15,575	13,682
	Morgan Stanley Dean Witter	5.375%	10/15/15	7,100	5,965
	Morgan Stanley Dean Witter	5.750%	10/18/16	18,500	15,432
	Morgan Stanley Dean Witter	5.450%	1/9/17	11,125	9,327
	Morgan Stanley Dean Witter	5.550%	4/27/17	3,725	3,113
	Morgan Stanley Dean Witter	5.950%	12/28/17	20,575	17,513
	Morgan Stanley Dean Witter	6.625%	4/1/18	20,650	18,572
	Morgan Stanley Dean Witter	6.250%	8/9/26	18,625	15,497
	Morgan Stanley Dean Witter	7.250%	4/1/32	9,415	8,194
	National City Bank	4.500%	3/15/10	7,525	7,332
	National City Bank	6.250%	3/15/11	575	544
	National City Bank	4.625%	5/1/13	3,225	2,673
	National City Corp.	4.900%	1/15/15	1,725	1,477
	National City Corp.	6.875%	5/15/19	850	689
2	National City Preferred Capital Trust I	12.000%	12/31/49	7,025	6,603
	NationsBank Corp.	6.800%	3/15/28	725	690
3	Nationwide Building Society	5.500%	7/18/12	24,775	23,482
	NB Capital Trust II	7.830%	12/15/26	5,000	3,826
	NB Capital Trust IV	8.250%	4/15/27	3,400	2,709
	North Fork Bancorp., Inc.	5.875%	8/15/12	250	199
3	Northern Rock PLC	5.625%	6/22/17	47,600	46,652
	Northern Trust Co.	5.500%	8/15/13	1,575	1,626
	Northern Trust Co.	6.500%	8/15/18	1,400	1,504
	Paribas NY	6.950%	7/22/13	[1,2]25	[1,2]87
	PNC Bank NA	4.875%	9/21/17	9,750	8,972
	PNC Bank NA	6.000%	12/7/17	1,425	1,418
	PNC Bank NA	6.875%	4/1/18	175	184
	PNC Funding Corp.	4.500%	3/10/10	500	499
	PNC Funding Corp.	5.125%	12/14/10	5,750	5,828
	PNC Funding Corp.	5.250%	11/15/15	10,275	9,787
	PNC Funding Corp.	5.625%	2/1/17	1,075	1,034
	Regions Bank	7.500%	5/15/18	1,400	[1,2]50
	Regions Financial Corp.	4.375%	12/1/10	1,000	933
	Regions Financial Corp.	6.375%	5/15/12	15,925	14,811
	Regions Financial Corp.	7.375%	12/10/37	4,950	3,878
2	Regions Financial Corp.	6.625%	5/15/47	5,075	2,779
	Royal Bank of Canada	4.125%	1/26/10	13,450	13,405
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	1,675	1,687
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	13,125	11,713
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	8,225	7,006
2	Royal Bank of Scotland Group PLC	7.640%	3/31/49	4,975	1,990
2	Royal Bank of Scotland Group PLC	7.648%	8/29/49	23,895	11,885
2	Royal Bank of Scotland Group PLC	5.512%	9/29/49	6,774	2,894
	Santander Central Hispano Issuances Ltd.	7.625%	9/14/10	12,500	12,487
	Santander Financial Issuances	6.375%	2/15/11	1,400	1,329
	Sanwa Bank Ltd.	7.400%	6/15/11	11,800	12,213
	Southtrust Corp.	5.800%	6/15/14	3,075	2,846
	Sovereign Bancorp, Inc.	4.800%	9/1/10	8,275	7,490
	Sovereign Bancorp, Inc.	8.750%	5/30/18	1,650	1,510
	Sovereign Bank	5.125%	3/15/13	2,900	2,429
2,3	Standard Chartered PLC	6.409%	12/31/49	7,100	2,969
	State Street Capital Trust	5.300%	1/15/16	3,425	3,392
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	16,075	16,763
	SunTrust Banks, Inc.	6.375%	4/1/11	8,455	8,520
	SunTrust Banks, Inc.	5.250%	11/5/12	8,150	7,808
	SunTrust Banks, Inc.	5.000%	9/1/15	350	329
	SunTrust Banks, Inc.	6.000%	9/11/17	3,725	3,525

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SunTrust Banks, Inc.	5.450%	12/1/17	500	470
SunTrust Banks, Inc.	7.250%	3/15/18	1,100	1,146
SunTrust Banks, Inc.	6.000%	2/15/26	3,925	3,389
SunTrust Capital VIII	6.100%	12/15/36	3,635	2,388
2 SunTrust Preferred Capital I	5.853%	12/31/49	2,875	1,157
Swiss Bank Corp.	7.000%	10/15/15	2,825	2,825
Swiss Bank Corp.	7.375%	6/15/17	4,175	4,287
Synovus Financial Corp.	4.875%	2/15/13	1,000	850
Synovus Financial Corp.	5.125%	6/15/17	4,925	3,767
UBS AG	5.875%	7/15/16	2,800	2,595
UBS AG	5.875%	12/20/17	32,534	29,829
UBS AG	5.750%	4/25/18	10,975	10,000
UFJ Finance Aruba AEC	6.750%	7/15/13	27,325	27,306
Union Bank of California NA	5.950%	5/11/16	4,700	3,780
Union Planters Corp.	7.750%	3/1/11	7,525	7,197
UnionBanCal Corp.	5.250%	12/16/13	2,680	2,330
US Bank NA	6.375%	8/1/11	6,975	7,277
US Bank NA	6.300%	2/4/14	9,150	9,846
US Bank NA	4.950%	10/30/14	10,225	10,160
2 USB Capital IX	6.189%	4/15/49	10,040	4,518
Wachovia Bank NA	4.800%	11/1/14	1,825	1,685
Wachovia Bank NA	4.875%	2/1/15	17,300	15,845
Wachovia Bank NA	5.000%	8/15/15	1,110	977
Wachovia Bank NA	6.000%	11/15/17	9,825	9,570
Wachovia Bank NA	5.850%	2/1/37	18,225	17,567
Wachovia Bank NA	6.600%	1/15/38	14,625	15,675
2 Wachovia Capital Trust III	5.800%	3/15/11	12,925	7,690
Wachovia Corp.	7.875%	2/15/10	3,700	3,746
Wachovia Corp.	4.375%	6/1/10	6,875	6,842
Wachovia Corp.	7.800%	8/18/10	12,905	13,122
Wachovia Corp.	5.300%	10/15/11	17,775	17,438
Wachovia Corp.	4.875%	2/15/14	6,150	5,623
Wachovia Corp.	5.250%	8/1/14	1,120	1,036
Wachovia Corp.	5.625%	10/15/16	4,900	4,439
Wachovia Corp.	5.750%	6/15/17	31,175	30,811
Wachovia Corp.	5.750%	2/1/18	1,650	1,662
Wachovia Corp.	6.605%	10/1/25	275	256
3 Wachovia Corp.	8.000%	12/15/26	5,125	4,049
Wachovia Corp.	7.500%	4/15/35	1,100	1,064
Wachovia Corp.	5.500%	8/1/35	3,600	2,919
Wachovia Corp.	6.550%	10/15/35	775	665
Wells Fargo & Co.	4.200%	1/15/10	28,879	29,320
Wells Fargo & Co.	4.875%	1/12/11	15,575	15,976
Wells Fargo & Co.	6.375%	8/1/11	2,000	2,085
Wells Fargo & Co.	5.300%	8/26/11	4,800	4,888
5 Wells Fargo & Co.	3.000%	12/9/11	19,200	19,994
Wells Fargo & Co.	5.125%	9/1/12	4,000	4,023
Wells Fargo & Co.	5.250%	10/23/12	19,850	20,354
Wells Fargo & Co.	4.375%	1/31/13	9,175	9,043
Wells Fargo & Co.	4.950%	10/16/13	6,975	6,834
Wells Fargo & Co.	4.625%	4/15/14	275	267
Wells Fargo & Co.	5.625%	12/11/17	37,625	38,953
Wells Fargo & Co.	5.375%	2/7/35	5,625	5,400
Wells Fargo Bank NA	6.450%	2/1/11	15,800	16,472
Wells Fargo Bank NA	4.750%	2/9/15	12,875	12,427
Wells Fargo Bank NA	5.750%	5/16/16	7,925	8,126
Wells Fargo Bank NA	5.950%	8/26/36	10,275	10,673
Wells Fargo Capital X	5.950%	12/15/36	3,075	2,568
2 Wells Fargo Capital XIII	7.700%	12/29/49	8,050	6,621
2 Wells Fargo Capital XV	9.750%	12/29/49	5,925	6,043
Wells Fargo Financial	5.500%	8/1/12	3,975	4,050
Zions Bancorp.	5.500%	11/16/15	6,950	5,191

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.4%)
Ameriprise Financial Inc.	5.350%	11/15/10	5,900	5,291
Ameriprise Financial Inc.	5.650%	11/15/15	4,925	4,186
2 Ameriprise Financial Inc.	7.518%	6/1/66	[1,2]50	689
BlackRock, Inc.	6.250%	9/15/17	4,000	3,775
3 Fidelity Investments	7.490%	6/15/19	1,000	983
Janus Capital Group	5.875%	9/15/11	3,375	2,459
Janus Capital Group	6.700%	6/15/17	2,575	[1,2]86
Jefferies Group Inc.	6.450%	6/8/27	14,325	8,842
Jefferies Group Inc.	6.250%	1/15/36	8,425	5,039
Lazard Group	6.850%	6/15/17	7,775	4,918
Merrill Lynch & Co., Inc.	4.125%	9/10/09	7,750	7,670
Merrill Lynch & Co., Inc.	4.250%	2/8/10	12,880	12,624
Merrill Lynch & Co., Inc.	5.770%	7/25/11	4,325	4,385
Merrill Lynch & Co., Inc.	6.050%	8/15/12	12,850	12,869
Merrill Lynch & Co., Inc.	5.450%	2/5/13	18,650	17,961
Merrill Lynch & Co., Inc.	6.150%	4/25/13	25,800	25,422
Merrill Lynch & Co., Inc.	5.000%	2/3/14	7,100	6,756
Merrill Lynch & Co., Inc.	5.450%	7/15/14	2,875	2,768
Merrill Lynch & Co., Inc.	5.000%	1/15/15	19,150	18,261
Merrill Lynch & Co., Inc.	6.050%	5/16/16	3,550	3,274
Merrill Lynch & Co., Inc.	5.700%	5/2/17	20,600	18,454
Merrill Lynch & Co., Inc.	6.400%	8/28/17	13,750	13,842
Merrill Lynch & Co., Inc.	6.875%	4/25/18	15,350	16,153
Merrill Lynch & Co., Inc.	6.500%	7/15/18	425	425
Merrill Lynch & Co., Inc.	6.875%	11/15/18	19	20
Merrill Lynch & Co., Inc.	6.220%	9/15/26	19,050	17,661
Merrill Lynch & Co., Inc.	6.110%	1/29/37	5,625	5,076
Merrill Lynch & Co., Inc.	7.750%	5/14/38	13,510	14,727
2 Schwab Capital Trust I	7.500%	11/15/37	2,150	1,118

Finance Companies (1.2%)
Allied Capital Corp.	6.000%	4/1/12	3,125	2,148
American General Finance Corp.	3.875%	10/1/09	4,000	2,920
American General Finance Corp.	4.875%	5/15/10	5,100	3,009
American General Finance Corp.	5.625%	8/17/11	7,625	3,660
American General Finance Corp.	4.875%	7/15/12	1,650	710
American General Finance Corp.	5.375%	10/1/12	1,000	470
American General Finance Corp.	5.850%	6/1/13	19,820	8,225
American General Finance Corp.	5.750%	9/15/16	4,925	1,872
American General Finance Corp.	6.900%	12/15/17	13,800	5,520
Block Financial LLC	7.875%	1/15/13	2,000	1,878
Capmark Financial Group	5.875%	5/10/12	1,775	612
Capmark Financial Group	6.300%	5/10/17	3,625	1,015
CIT Group Funding Co. of Canada	4.650%	7/1/10	7,550	6,625
CIT Group Funding Co. of Canada	5.600%	11/2/11	5,300	4,134
CIT Group Funding Co. of Canada	5.200%	6/1/15	8,575	6,002
CIT Group, Inc.	4.250%	2/1/10	3,475	3,227
CIT Group, Inc.	5.200%	11/3/10	4,300	3,741
CIT Group, Inc.	4.750%	12/15/10	3,650	3,212
CIT Group, Inc.	5.600%	4/27/11	6,375	5,339
CIT Group, Inc.	5.800%	7/28/11	5,325	4,420
CIT Group, Inc.	7.625%	11/30/12	7,325	6,226
CIT Group, Inc.	5.400%	3/7/13	7,450	5,513
CIT Group, Inc.	5.000%	2/13/14	125	89
CIT Group, Inc.	5.125%	9/30/14	5,625	4,050
CIT Group, Inc.	5.000%	2/1/15	4,175	2,797
CIT Group, Inc.	5.400%	1/30/16	2,750	1,925
CIT Group, Inc.	5.850%	9/15/16	6,450	4,579
CIT Group, Inc.	5.650%	2/13/17	8,825	6,177
CIT Group, Inc.	6.000%	4/1/36	2,150	1,355
2 CIT Group, Inc.	6.100%	3/15/67	225	68
Discover Financial Services	6.450%	6/12/17	[1,2]50	864
General Electric Capital Corp.	8.300%	9/20/09	275	283
General Electric Capital Corp.	4.250%	9/13/10	5,250	5,247

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	4.875%	10/21/10	11,450	11,674
General Electric Capital Corp.	5.000%	12/1/10	2,650	2,704
General Electric Capital Corp.	6.125%	2/22/11	12,580	13,072
General Electric Capital Corp.	5.500%	4/28/11	11,475	11,792
5 General Electric Capital Corp.	3.000%	12/9/11	20,800	21,563
General Electric Capital Corp.	5.875%	2/15/12	31,390	32,263
General Electric Capital Corp.	4.375%	3/3/12	1[1,2]00	11,030
General Electric Capital Corp.	5.000%	4/10/12	250	250
General Electric Capital Corp.	6.000%	6/15/12	20,175	20,794
General Electric Capital Corp.	5.250%	10/19/12	50,550	50,982
General Electric Capital Corp.	5.450%	1/15/13	10,475	10,589
General Electric Capital Corp.	4.800%	5/1/13	17,150	17,019
General Electric Capital Corp.	5.500%	6/4/14	15,725	15,763
General Electric Capital Corp.	5.650%	6/9/14	9,200	9,278
General Electric Capital Corp.	5.375%	10/20/16	4,450	4,366
General Electric Capital Corp.	5.400%	2/15/17	24,400	23,964
General Electric Capital Corp.	5.625%	9/15/17	8,500	8,418
General Electric Capital Corp.	5.625%	5/1/18	35,025	35,269
General Electric Capital Corp.	6.750%	3/15/32	38,685	41,926
General Electric Capital Corp.	6.150%	8/7/37	11,775	11,664
General Electric Capital Corp.	5.875%	1/14/38	42,975	42,704
2 General Electric Capital Corp.	6.375%	11/15/67	12,800	8,138
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	2,700	1,548
HSBC Finance Corp.	4.625%	9/15/10	24,500	24,222
HSBC Finance Corp.	5.250%	1/14/11	15,425	15,314
HSBC Finance Corp.	5.700%	6/1/11	18,725	18,437
HSBC Finance Corp.	6.375%	10/15/11	8,000	8,035
HSBC Finance Corp.	7.000%	5/15/12	10,375	10,451
HSBC Finance Corp.	5.900%	6/19/12	3,650	3,690
HSBC Finance Corp.	6.375%	11/27/12	27,815	27,510
HSBC Finance Corp.	4.750%	7/15/13	1,850	1,715
HSBC Finance Corp.	5.250%	1/15/14	5,600	5,379
HSBC Finance Corp.	5.000%	6/30/15	33,350	30,363
HSBC Finance Corp.	5.500%	1/19/16	1,850	1,769
International Lease Finance Corp.	4.875%	9/1/10	1,625	1,300
International Lease Finance Corp.	5.125%	11/1/10	1,850	1,406
International Lease Finance Corp.	4.950%	2/1/11	13,350	9,812
International Lease Finance Corp.	5.450%	3/24/11	6,250	4,562
International Lease Finance Corp.	5.750%	6/15/11	20,900	15,257
International Lease Finance Corp.	5.300%	5/1/12	6,075	4,252
International Lease Finance Corp.	5.000%	9/15/12	9,350	6,451
International Lease Finance Corp.	6.375%	3/25/13	10,225	7,157
International Lease Finance Corp.	5.625%	9/20/13	14,345	9,504
International Lease Finance Corp.	5.650%	6/1/14	5,875	3,877
PHH Corp.	7.125%	3/1/13	1,150	541
SLM Corp.	4.500%	7/26/10	3,175	2,837
SLM Corp.	5.400%	10/25/11	21,550	17,381
SLM Corp.	5.375%	1/15/13	5,325	3,834
SLM Corp.	5.000%	10/1/13	5,350	3,878
SLM Corp.	5.050%	11/14/14	2,400	1,609
SLM Corp.	8.450%	6/15/18	22,875	18,218
SLM Corp.	5.625%	8/1/33	6,200	3,736

Insurance (0.9%)
ACE Capital Trust II	9.700%	4/1/30	2,200	1,721
ACE INA Holdings, Inc.	5.600%	5/15/15	7,375	6,789
ACE INA Holdings, Inc.	5.700%	2/15/17	3,150	2,867
ACE INA Holdings, Inc.	5.800%	3/15/18	2,125	1,930
AEGON Funding Corp.	5.750%	12/15/20	1,350	1,168
AEGON NV	4.750%	6/1/13	2,225	1,867
Aetna, Inc.	7.875%	3/1/11	1,700	1,711
Aetna, Inc.	5.750%	6/15/11	1,400	1,384
Aetna, Inc.	6.000%	6/15/16	11,150	10,312
Aetna, Inc.	6.500%	9/15/18	2,425	2,352
Aetna, Inc.	6.625%	6/15/36	9,200	7,567

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Aetna, Inc.	6.750%	12/15/37	225	190
	Allied World Assurance	7.500%	8/1/16	6,100	5,383
	Allstate Corp.	7.200%	12/1/09	8,740	9,006
	Allstate Corp.	6.125%	2/15/12	2,990	2,902
	Allstate Corp.	5.000%	8/15/14	2,600	2,439
	Allstate Corp.	6.125%	12/15/32	2,850	2,618
	Allstate Corp.	5.350%	6/1/33	1,120	925
	Allstate Corp.	5.550%	5/9/35	1,625	1,374
2	Allstate Corp.	6.125%	5/15/37	2,700	1,737
2	Allstate Corp.	6.500%	5/15/57	6,525	3,700
	Allstate Life Global Funding	5.375%	4/30/13	4,550	4,589
	Ambac, Inc.	5.950%	12/5/35	9,000	2,768
	American General Capital II	8.500%	7/1/30	8,590	3,694
	American International Group, Inc.	4.700%	10/1/10	1,450	[1,2]89
	American International Group, Inc.	5.375%	10/18/11	4,200	3,412
	American International Group, Inc.	4.950%	3/20/12	7,430	5,786
	American International Group, Inc.	4.250%	5/15/13	825	593
	American International Group, Inc.	5.050%	10/1/15	2,800	1,876
	American International Group, Inc.	5.600%	10/18/16	1,875	[1,2]52
	American International Group, Inc.	5.450%	5/18/17	9,525	6,227
	American International Group, Inc.	5.850%	1/16/18	14,900	9,964
	American International Group, Inc.	6.250%	5/1/36	10,775	6,021
	American International Group, Inc.	6.250%	3/15/37	935	351
2,3	American International Group, Inc.	8.175%	5/15/58	24,500	9,279
	Aon Capital Trust	8.205%	1/1/27	[1,2]00	665
	Arch Capital Group Ltd.	7.350%	5/1/34	3,250	2,684
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	3,300	2,225
	Assurant, Inc.	5.625%	2/15/14	1,450	1,076
	Assurant, Inc.	6.750%	2/15/34	4,100	2,526
	AXA Financial, Inc.	7.750%	8/1/10	1,075	1,077
	AXA SA	8.600%	12/15/30	10,550	7,534
	Axis Capital Holdings Ltd.	5.750%	12/1/14	2,700	1,813
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	5,250	5,322
	Berkshire Hathaway Finance Corp.	4.200%	12/15/10	6,800	6,963
	Berkshire Hathaway Finance Corp.	4.600%	5/15/13	11,350	11,689
	Berkshire Hathaway Finance Corp.	5.000%	8/15/13	22,100	23,023
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	550	580
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	6,880	7,173
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	9,975	10,325
	Chubb Corp.	5.200%	4/1/13	2,000	1,985
	Chubb Corp.	5.750%	5/15/18	2,450	2,410
	Chubb Corp.	6.000%	5/11/37	8,600	7,769
	Chubb Corp.	6.500%	5/15/38	3,150	3,003
2	Chubb Corp.	6.375%	3/29/67	7,000	4,386
	CIGNA Corp.	6.350%	3/15/18	1,450	[1,2]56
	CIGNA Corp.	7.875%	5/15/27	1,300	1,152
	CIGNA Corp.	6.150%	11/15/36	7,100	4,953
	Cincinnati Financial Corp.	6.920%	5/15/28	550	476
	Cincinnati Financial Corp.	6.125%	11/1/34	4,300	3,303
	CNA Financial Corp.	6.000%	8/15/11	3,225	2,339
	CNA Financial Corp.	5.850%	12/15/14	4,225	3,110
	CNA Financial Corp.	6.500%	8/15/16	6,950	4,918
	Commerce Group, Inc.	5.950%	12/9/13	1,750	1,498
	Coventry Health Care Inc.	6.300%	8/15/14	4,995	3,185
2	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	2,775	1,158
	Fidelity National Financial, Inc.	7.300%	8/15/11	4,850	4,822
	Fund American Cos., Inc.	5.875%	5/15/13	2,200	1,614
	GE Global Insurance Holdings Corp.	6.450%	3/1/19	1,425	1,327
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	4,200	3,859
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	1,650	1,588
	Genworth Financial, Inc.	5.125%	3/15/11	750	525
	Genworth Financial, Inc.	5.650%	6/15/12	5,000	2,081
	Genworth Financial, Inc.	5.750%	6/15/14	1,025	379
	Genworth Financial, Inc.	4.950%	10/1/15	[1,2]25	459
	Genworth Financial, Inc.	6.500%	6/15/34	3,975	1,193
2	Genworth Financial, Inc.	6.150%	11/15/66	3,505	351

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hartford Financial Services Group, Inc.	5.250%	10/15/11	4,675	4,102
Hartford Financial Services Group, Inc.	4.625%	7/15/13	3,000	2,292
Hartford Financial Services Group, Inc.	5.500%	10/15/16	3,250	2,449
Hartford Financial Services Group, Inc.	5.375%	3/15/17	3,200	2,261
Hartford Financial Services Group, Inc.	6.300%	3/15/18	350	257
Hartford Financial Services Group, Inc.	6.000%	1/15/19	1,550	1,114
Hartford Financial Services Group, Inc.	5.950%	10/15/36	3,600	2,291
2 Hartford Financial Services Group, Inc.	8.125%	6/15/38	2,200	1,019
Hartford Financial Services Group, Inc.	6.100%	10/1/41	4,075	2,638
Humana Inc.	6.450%	6/1/16	6,025	4,809
Humana Inc.	7.200%	6/15/18	7,850	6,330
Humana Inc.	6.300%	8/1/18	250	187
Humana Inc.	8.150%	6/15/38	9,650	7,210
ING Capital Funding Trust III	8.439%	12/31/10	600	303
2 ING Capital Funding Trust III	5.775%	12/8/49	12,700	5,700
ING USA Global	4.500%	10/1/10	13,000	12,644
Liberty Mutual Group	4.875%	2/1/10	[1,2]50	1,197
Lincoln National Corp.	6.200%	12/15/11	[1,2]25	1,116
Lincoln National Corp.	5.650%	8/27/12	3,975	3,252
Lincoln National Corp.	6.150%	4/7/36	7,250	4,530
2 Lincoln National Corp.	7.000%	5/17/66	1,410	620
2 Lincoln National Corp.	6.050%	4/20/67	7,150	2,574
Loews Corp.	5.250%	3/15/16	4,150	3,793
Loews Corp.	6.000%	2/1/35	650	488
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	3,075	3,001
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	6,225	5,832
Marsh & McLennan Cos., Inc.	5.375%	7/15/14	550	487
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	8,850	7,779
Marsh & McLennan Cos., Inc.	5.875%	8/1/33	400	297
MetLife, Inc.	6.125%	12/1/11	850	843
MetLife, Inc.	5.375%	12/15/12	7,475	7,135
MetLife, Inc.	5.000%	11/24/13	5,175	4,733
MetLife, Inc.	5.000%	6/15/15	3,375	3,116
MetLife, Inc.	6.500%	12/15/32	3,450	2,927
MetLife, Inc.	6.375%	6/15/34	2,250	1,872
MetLife, Inc.	5.700%	6/15/35	975	782
MetLife, Inc.	6.400%	12/15/36	8,415	5,072
Nationwide Financial Services	6.750%	5/15/37	750	307
Principal Financial Group, Inc.	6.050%	10/15/36	3,000	2,054
Principal Life Income Funding	5.125%	3/1/11	4,675	4,529
Principal Life Income Funding	5.300%	12/14/12	6,675	6,390
Principal Life Income Funding	5.300%	4/24/13	6,750	6,438
Principal Life Income Funding	5.100%	4/15/14	4,825	4,440
Progressive Corp.	6.375%	1/15/12	1,950	1,946
Progressive Corp.	6.625%	3/1/29	5,175	4,773
Progressive Corp.	6.250%	12/1/32	325	281
2 Progressive Corp.	6.700%	6/15/37	8,500	3,961
Protective Life Secured Trust	4.850%	8/16/10	2,225	1,956
Prudential Financial, Inc.	5.100%	12/14/11	450	390
Prudential Financial, Inc.	5.800%	6/15/12	2,400	2,084
Prudential Financial, Inc.	5.150%	1/15/13	2,325	1,928
Prudential Financial, Inc.	4.500%	7/15/13	7,825	6,180
Prudential Financial, Inc.	4.750%	4/1/14	2,125	1,662
Prudential Financial, Inc.	5.100%	9/20/14	8,675	6,692
Prudential Financial, Inc.	5.500%	3/15/16	725	527
Prudential Financial, Inc.	6.100%	6/15/17	[1,2]00	875
Prudential Financial, Inc.	6.000%	12/1/17	4,475	3,587
Prudential Financial, Inc.	5.750%	7/15/33	1,800	1,160
Prudential Financial, Inc.	5.400%	6/13/35	2,300	1,390
Prudential Financial, Inc.	5.900%	3/17/36	4,400	2,859
Prudential Financial, Inc.	5.700%	12/14/36	23,700	14,895
Torchmark Corp.	6.375%	6/15/16	4,225	3,298
Travelers Cos. Inc.	5.375%	6/15/12	300	301
Travelers Cos. Inc.	5.750%	12/15/17	4,450	4,291
Travelers Cos. Inc.	5.800%	5/15/18	250	241
2 Travelers Cos. Inc.	6.250%	3/15/37	2,975	1,873

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	6.250%	6/15/37	14,550	14,134
Travelers Cos., Inc.	5.500%	12/1/15	1,700	1,622
Travelers Cos., Inc.	6.250%	6/20/16	2,875	2,862
Travelers Property Casualty Corp.	6.375%	3/15/33	425	398
UnitedHealth Group, Inc.	5.250%	3/15/11	225	216
UnitedHealth Group, Inc.	5.500%	11/15/12	11,375	10,417
UnitedHealth Group, Inc.	4.875%	2/15/13	2,700	2,529
UnitedHealth Group, Inc.	4.875%	4/1/13	2,725	2,540
UnitedHealth Group, Inc.	5.000%	8/15/14	4,925	4,605
UnitedHealth Group, Inc.	4.875%	3/15/15	2,500	2,164
UnitedHealth Group, Inc.	6.000%	6/15/17	8,975	7,935
UnitedHealth Group, Inc.	6.000%	11/15/17	[1,2]50	1,110
UnitedHealth Group, Inc.	6.000%	2/15/18	19,805	18,326
UnitedHealth Group, Inc.	5.800%	3/15/36	1,500	1,137
UnitedHealth Group, Inc.	6.500%	6/15/37	2,125	1,640
UnitedHealth Group, Inc.	6.625%	11/15/37	4,725	4,006
UnitedHealth Group, Inc.	6.875%	2/15/38	5,625	4,976
WellPoint Inc.	5.000%	1/15/11	5,700	5,554
WellPoint Inc.	6.375%	1/15/12	3,815	3,761
WellPoint Inc.	6.800%	8/1/12	2,710	2,672
WellPoint Inc.	5.000%	12/15/14	3,525	3,135
WellPoint Inc.	5.250%	1/15/16	750	658
WellPoint Inc.	5.875%	6/15/17	5,200	4,950
WellPoint Inc.	5.950%	12/15/34	7,000	5,822
WellPoint Inc.	5.850%	1/15/36	6,710	5,693
WellPoint Inc.	6.375%	6/15/37	1,355	1,188
Willis North America Inc.	5.125%	7/15/10	1,100	912
Willis North America Inc.	5.625%	7/15/15	4,550	3,258
Willis North America Inc.	6.200%	3/28/17	2,750	1,874
XL Capital Ltd.	5.250%	9/15/14	5,300	2,920
XL Capital Ltd.	6.375%	11/15/24	575	298
XL Capital Ltd.	6.250%	5/15/27	8,625	3,856
2 XL Capital Ltd.	6.500%	12/15/49	5,150	1,127

Other Finance (0.0%)
Chicago Mercantile Exchange Group Inc.	5.400%	8/1/13	10,175	10,137
Orix Corp.	5.480%	11/22/11	6,125	4,612
XTRA Finance Corp.	5.150%	4/1/17	15,400	15,178

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.300%	6/1/13	3,925	2,443
Arden Realty LP	5.250%	3/1/15	1,075	935
AvalonBay Communities, Inc.	5.500%	1/15/12	2,450	1,981
AvalonBay Communities, Inc.	6.125%	11/1/12	1,000	788
AvalonBay Communities, Inc.	5.750%	9/15/16	975	647
Boston Properties, Inc.	6.250%	1/15/13	4,890	3,698
Boston Properties, Inc.	5.625%	4/15/15	5,250	3,414
Brandywine Operating Partnership	5.625%	12/15/10	2,925	2,502
Brandywine Operating Partnership	5.750%	4/1/12	6,208	4,723
Brandywine Operating Partnership	5.400%	11/1/14	1,175	739
Brandywine Operating Partnership	5.700%	5/1/17	75	41
Camden Property Trust	5.700%	5/15/17	7,700	4,025
Colonial Realty LP	5.500%	10/1/15	5,465	3,160
Developers Diversified Realty Corp.	5.250%	4/15/11	500	282
Developers Diversified Realty Corp.	5.375%	10/15/12	4,675	1,897
Duke Realty LP	5.625%	8/15/11	2,000	1,564
Duke Realty LP	5.950%	2/15/17	5,250	2,734
ERP Operating LP	6.625%	3/15/12	5,020	4,119
ERP Operating LP	5.500%	10/1/12	3,500	2,691
ERP Operating LP	5.250%	9/15/14	725	499
ERP Operating LP	5.125%	3/15/16	3,200	2,253
ERP Operating LP	5.375%	8/1/16	3,725	2,686
ERP Operating LP	5.750%	6/15/17	1,375	986
HCP Inc.	6.700%	1/30/18	6,650	3,023
Health Care Property Investors, Inc.	6.450%	6/25/12	4,800	3,492

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Health Care Property Investors, Inc.	5.650%	12/15/13	9,750	5,971
Health Care Property Investors, Inc.	6.300%	9/15/16	3,200	1,564
Health Care Property Investors, Inc.	6.000%	1/30/17	2,125	1,003
Health Care Property Investors, Inc.	5.625%	5/1/17	100	47
Health Care REIT, Inc.	6.000%	11/15/13	2,350	1,594
Health Care REIT, Inc.	6.200%	6/1/16	10,675	6,315
Hospitality Properties	5.125%	2/15/15	6,245	3,100
HRPT Properties Trust	6.250%	8/15/16	1,750	948
HRPT Properties Trust	6.250%	6/15/17	6,175	3,194
Kimco Realty Corp.	5.783%	3/15/16	1,350	865
Liberty Property LP	5.125%	3/2/15	9,625	6,409
Liberty Property LP	5.500%	12/15/16	2,425	1,520
National Retail Properties	6.875%	10/15/17	1[1,2]75	7,273
Nationwide Health Properties, Inc.	6.250%	2/1/13	4,900	3,886
ProLogis	5.500%	3/1/13	2,575	1,159
ProLogis	5.625%	11/15/15	3,525	1,798
ProLogis	5.750%	4/1/16	3,225	1,677
ProLogis	5.625%	11/15/16	3,925	1,884
Realty Income Corp.	6.750%	8/15/19	6,925	5,029
Regency Centers LP	6.750%	1/15/12	7,225	5,877
Regency Centers LP	5.250%	8/1/15	2,800	1,762
Simon Property Group Inc.	4.875%	8/15/10	7,850	6,941
Simon Property Group Inc.	5.600%	9/1/11	3,250	2,721
Simon Property Group Inc.	5.000%	3/1/12	3,975	2,904
Simon Property Group Inc.	6.350%	8/28/12	55	43
Simon Property Group Inc.	5.300%	5/30/13	2,725	1,961
Simon Property Group Inc.	5.625%	8/15/14	150	100
Simon Property Group Inc.	5.750%	12/1/15	16,025	10,542
Simon Property Group Inc.	5.250%	12/1/16	16,200	11,379
Simon Property Group Inc.	5.875%	3/1/17	3,675	2,405
Simon Property Group Inc.	6.125%	5/30/18	5,250	3,555
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	4,250	3,073
Vornado Realty	5.600%	2/15/11	4,000	3,634
				5,040,152
Industrial (8.6%)
Basic Industry (0.7%)
Agrium Inc.	6.750%	1/15/19	16,475	15,797
Alcan, Inc.	6.450%	3/15/11	950	838
Alcan, Inc.	4.875%	9/15/12	1,050	791
Alcan, Inc.	4.500%	5/15/13	7,225	5,143
Alcan, Inc.	5.200%	1/15/14	875	636
Alcan, Inc.	5.000%	6/1/15	1,050	757
Alcan, Inc.	6.125%	12/15/33	8,000	4,846
Alcoa, Inc.	6.000%	1/15/12	4,225	3,960
Alcoa, Inc.	5.375%	1/15/13	5,160	4,621
Alcoa, Inc.	6.000%	7/15/13	14,025	12,733
Alcoa, Inc.	6.750%	7/15/18	300	251
Alcoa, Inc.	5.720%	2/23/19	5,773	4,363
Alcoa, Inc.	5.870%	2/23/22	1,577	1,135
Alcoa, Inc.	5.900%	2/1/27	6,200	4,301
Aluminum Co. of America	6.750%	1/15/28	750	569
ArcelorMittal	5.375%	6/1/13	13,650	10,684
ArcelorMittal	6.125%	6/1/18	11,600	7,854
Barrick Gold Finance Inc.	6.125%	9/15/13	9,650	9,122
Barrick Gold Finance Inc.	4.875%	11/15/14	3,325	2,996
Barrick North America Finance LLC	6.800%	9/15/18	6,475	6,154
Barrick North America Finance LLC	7.500%	9/15/38	7,875	7,690
BHP Billiton Finance Ltd.	5.125%	3/29/12	4,300	4,255
BHP Billiton Finance Ltd.	5.400%	3/29/17	940	873
BHP Finance USA	5.250%	12/15/15	5,150	4,667
BHP Finance USA Ltd.	4.800%	4/15/13	9,090	8,651
Celulosa Arauco Constitution SA	8.625%	8/15/10	7,825	8,079
Celulosa Arauco Constitution SA	5.125%	7/9/13	1,500	1,447
Celulosa Arauco Constitution SA	5.625%	4/20/15	2,625	2,481
Commercial Metals Co.	6.500%	7/15/17	2,750	2,136

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commercial Metals Co.	7.350%	8/15/18	6,850	5,534
Dow Chemical Co.	6.125%	2/1/11	12,500	12,426
Dow Chemical Co.	6.000%	10/1/12	2,055	1,947
Dow Chemical Co.	5.700%	5/15/18	10,240	8,781
Dow Chemical Co.	7.375%	11/1/29	3,900	3,502
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	5,350	5,449
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	3,745	3,759
E.I. du Pont de Nemours & Co.	5.000%	1/15/13	4,725	4,778
E.I. du Pont de Nemours & Co.	4.125%	3/6/13	350	342
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	7,850	7,947
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	4,850	5,027
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	800	798
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	12,725	13,307
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	2,050	2,125
Eastman Chemical Co.	7.250%	1/15/24	675	570
Eastman Chemical Co.	7.600%	2/1/27	2,563	2,315
Falconbridge Ltd.	7.350%	6/5/12	[1,2]75	1,007
Falconbridge Ltd.	5.375%	6/1/15	450	287
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	11,375	9,782
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	16,950	13,941
ICI Wilmington	5.625%	12/1/13	900	880
Inco Ltd.	7.750%	5/15/12	60	59
Inco Ltd.	5.700%	10/15/15	4,300	3,615
Inco Ltd.	7.200%	9/15/32	1,500	1,152
International Paper Co.	4.000%	4/1/10	500	484
International Paper Co.	5.850%	10/30/12	2,893	2,499
International Paper Co.	5.300%	4/1/15	5,650	3,850
International Paper Co.	7.950%	6/15/18	14,950	11,561
Lubrizol Corp.	5.500%	10/1/14	9,650	8,730
Lubrizol Corp.	6.500%	10/1/34	4,835	3,780
Monsanto Co.	7.375%	8/15/12	1,025	1,157
Monsanto Co.	5.125%	4/15/18	3,950	4,164
3 Mosaic Co.	7.375%	12/1/14	6,800	6,086
Newmont Mining	5.875%	4/1/35	3,125	1,783
Noranda, Inc.	7.250%	7/15/12	3,750	2,961
Noranda, Inc.	6.000%	10/15/15	1,450	1,021
Noranda, Inc.	5.500%	6/15/17	6,650	4,234
Nucor Corp.	5.000%	12/1/12	1,000	982
Nucor Corp.	5.000%	6/1/13	300	298
Nucor Corp.	5.750%	12/1/17	1,325	1,322
Nucor Corp.	5.850%	6/1/18	5,750	5,569
Nucor Corp.	6.400%	12/1/37	4,300	4,125
Placer Dome, Inc.	6.450%	10/15/35	2,275	1,801
Plum Creek Timber Co.	5.875%	11/15/15	4,275	3,511
Potash Corp. of Saskatchewan	7.750%	5/31/11	10,425	10,806
Potash Corp. of Saskatchewan	4.875%	3/1/13	5,000	4,755
Potash Corp. of Saskatchewan	5.875%	12/1/36	975	862
PPG Industries, Inc.	5.750%	3/15/13	4,900	4,836
PPG Industries, Inc.	6.650%	3/15/18	4,350	4,289
Praxair, Inc.	6.375%	4/1/12	2,250	2,372
Praxair, Inc.	3.950%	6/1/13	975	953
Praxair, Inc.	5.250%	11/15/14	7,200	7,405
Praxair, Inc.	4.625%	3/30/15	425	402
Praxair, Inc.	5.200%	3/15/17	1,400	1,357
Reliance Steel & Aluminum	6.200%	11/15/16	350	287
Reliance Steel & Aluminum	6.850%	11/15/36	650	526
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	16,185	12,974
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	11,650	8,342
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	5,425	3,839
Rohm & Haas Co.	5.600%	3/15/13	150	147
Rohm & Haas Co.	6.000%	9/15/17	5,025	4,512
2 Rohm & Haas Co.	9.800%	4/15/20	2,282	2,616
Rohm & Haas Co.	7.850%	7/15/29	2,425	2,372
Southern Copper Corp.	7.500%	7/27/35	9,050	6,923
US Steel Corp.	6.050%	6/1/17	4,775	2,796
US Steel Corp.	7.000%	2/1/18	2,900	1,965

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Steel Corp.	6.650%	6/1/37	275	146
	Vale Overseas Ltd.	6.250%	1/11/16	2,525	2,430
	Vale Overseas Ltd.	6.250%	1/23/17	5,500	5,197
	Vale Overseas Ltd.	8.250%	1/17/34	2,925	3,086
	Vale Overseas Ltd.	6.875%	11/21/36	16,237	14,979
	Weyerhaeuser Co.	7.375%	3/15/32	8,755	5,934

	Capital Goods (0.9%)
	3M Co.	5.125%	11/6/09	1,650	1,684
	3M Co.	5.700%	3/15/37	3,650	4,004
2,3	BAE Systems Asset Trust	7.156%	12/15/11	1,865	1,927
3	BAE Systems Holdings Inc.	5.200%	8/15/15	700	654
	Bemis Co. Inc.	4.875%	4/1/12	1,500	1,393
	Black & Decker Corp.	7.125%	6/1/11	500	495
	Black & Decker Corp.	5.750%	11/15/16	2,950	2,454
	Boeing Capital Corp.	7.375%	9/27/10	3,250	3,457
	Boeing Capital Corp.	6.500%	2/15/12	15,175	16,069
	Boeing Capital Corp.	5.800%	1/15/13	6,540	6,814
	Boeing Co.	8.750%	8/15/21	1,000	[1,2]23
	Boeing Co.	7.250%	6/15/25	2,275	2,590
	Boeing Co.	8.750%	9/15/31	975	[1,2]65
	Boeing Co.	6.125%	2/15/33	950	1,000
	Boeing Co.	6.625%	2/15/38	2,345	2,508
	Caterpillar Financial Services Corp.	4.150%	1/15/10	10,000	9,902
	Caterpillar Financial Services Corp.	4.300%	6/1/10	7,625	7,495
	Caterpillar Financial Services Corp.	5.125%	10/12/11	700	700
	Caterpillar Financial Services Corp.	4.850%	12/7/12	400	395
	Caterpillar Financial Services Corp.	4.250%	2/8/13	4,725	4,553
	Caterpillar Financial Services Corp.	4.750%	2/17/15	5,775	5,444
	Caterpillar Financial Services Corp.	4.625%	6/1/15	3,125	2,918
	Caterpillar, Inc.	7.000%	12/15/13	2,000	2,151
	Caterpillar, Inc.	6.625%	7/15/28	850	855
	Caterpillar, Inc.	7.300%	5/1/31	700	751
	Caterpillar, Inc.	6.050%	8/15/36	19,300	19,638
	Caterpillar, Inc.	8.250%	12/15/38	1,000	[1,2]26
	Caterpillar, Inc.	6.950%	5/1/42	[1,2]75	[1,2]80
	Caterpillar, Inc.	7.375%	3/1/97	6,150	6,324
	Cooper Industries, Inc.	5.250%	11/15/12	4,425	4,441
	Cooper Industries, Inc.	5.450%	4/1/15	2,450	2,395
	CRH America Inc.	5.625%	9/30/11	4,375	3,634
	CRH America Inc.	6.950%	3/15/12	6,210	5,188
	CRH America Inc.	5.300%	10/15/13	875	622
	CRH America Inc.	6.000%	9/30/16	15,375	9,736
	CRH America Inc.	8.125%	7/15/18	15,025	10,940
	CRH America Inc.	6.400%	10/15/33	2,120	[1,2]30
	Danaher Corp.	5.625%	1/15/18	2,850	2,941
	Deere & Co.	6.950%	4/25/14	6,595	6,973
	Deere & Co.	8.100%	5/15/30	3,755	4,245
	Deere & Co.	7.125%	3/3/31	725	755
	Dover Corp.	5.450%	3/15/18	8,100	8,378
	Dover Corp.	5.375%	10/15/35	650	624
	Dover Corp.	6.600%	3/15/38	3,275	3,784
	Eaton Corp.	4.900%	5/15/13	3,850	3,700
	Eaton Corp.	5.600%	5/15/18	2,700	2,590
	Embraer Overseas Ltd.	6.375%	1/24/17	5,775	4,158
	Emerson Electric Co.	7.125%	8/15/10	3,600	3,780
	Emerson Electric Co.	4.625%	10/15/12	8,425	8,492
	Emerson Electric Co.	4.500%	5/1/13	4,900	4,901
	Emerson Electric Co.	5.250%	10/15/18	7,925	8,089
	General Dynamics Corp.	4.500%	8/15/10	25	25
	General Dynamics Corp.	4.250%	5/15/13	8,615	8,533
	General Dynamics Corp.	5.250%	2/1/14	3,650	3,757
	General Electric Co.	5.000%	2/1/13	35,815	36,350
	General Electric Co.	5.250%	12/6/17	8,275	8,345
	Harsco Corp.	5.750%	5/15/18	6,125	6,222

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Honeywell International, Inc.	7.500%	3/1/10	1,500	1,566
Honeywell International, Inc.	6.125%	11/1/11	3,125	3,296
Honeywell International, Inc.	5.625%	8/1/12	4,200	4,376
Honeywell International, Inc.	4.250%	3/1/13	1,400	1,393
Honeywell International, Inc.	5.400%	3/15/16	2,075	2,121
Honeywell International, Inc.	5.300%	3/15/17	6,475	6,569
Honeywell International, Inc.	5.300%	3/1/18	700	711
Honeywell International, Inc.	5.700%	3/15/36	2,775	2,786
Ingersoll-Rand GL Holding Company	6.000%	8/15/13	5,100	4,991
Ingersoll-Rand GL Holding Company	6.875%	8/15/18	7,200	6,811
John Deere Capital Corp	4.950%	12/17/12	4,350	4,366
John Deere Capital Corp.	5.400%	10/17/11	5,675	5,704
John Deere Capital Corp.	5.350%	1/17/12	4,400	4,480
John Deere Capital Corp.	7.000%	3/15/12	13,245	14,219
John Deere Capital Corp.	4.900%	9/9/13	10,450	10,386
John Deere Capital Corp.	5.750%	9/10/18	5,850	5,694
Joy Global, Inc.	6.000%	11/15/16	2,175	1,848
Lafarge SA	6.150%	7/15/11	675	579
Lafarge SA	6.500%	7/15/16	7,925	5,354
Lafarge SA	7.125%	7/15/36	14,925	8,497
Lockheed Martin Corp.	4.121%	3/14/13	2,875	2,824
Lockheed Martin Corp.	7.650%	5/1/16	5,325	6,108
Lockheed Martin Corp.	7.750%	5/1/26	600	743
Lockheed Martin Corp.	6.150%	9/1/36	11,950	13,045
Martin Marietta Material	6.600%	4/15/18	6,450	4,758
Masco Corp.	5.875%	7/15/12	3,185	2,598
Masco Corp.	4.800%	6/15/15	7,650	5,027
Masco Corp.	6.125%	10/3/16	2,600	1,786
Masco Corp.	7.750%	8/1/29	450	300
Masco Corp.	6.500%	8/15/32	2,450	[1,2]79
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	4,325	4,987
Mohawk Industries Inc.	5.750%	1/15/11	7,275	6,717
Mohawk Industries Inc.	6.125%	1/15/16	13,975	10,488
Northrop Grumman Corp.	7.125%	2/15/11	10,700	1[1,2]56
Northrop Grumman Corp.	7.750%	3/1/16	700	793
Northrop Grumman Corp.	7.875%	3/1/26	2,600	3,108
Parker-Hannifin Corp.	5.500%	5/15/18	1,600	1,557
Parker-Hannifin Corp.	6.250%	5/15/38	1,950	1,947
Raytheon Co.	4.850%	1/15/11	250	252
Raytheon Co.	5.500%	11/15/12	2,600	2,655
Raytheon Co.	6.400%	12/15/18	500	544
Raytheon Co.	7.200%	8/15/27	4,550	5,151
Republic Services, Inc.	6.750%	8/15/11	1,875	1,842
Republic Services, Inc.	6.086%	3/15/35	2,850	2,010
Rockwell Automation	5.650%	12/1/17	2,100	2,193
Rockwell Automation	6.700%	1/15/28	[1,2]75	1,443
Rockwell Automation	6.250%	12/1/37	4,700	5,192
Roper Industries Inc.	6.625%	8/15/13	11,325	11,547
Textron Financial Corp.	4.600%	5/3/10	4,200	3,788
Textron Financial Corp.	5.125%	11/1/10	12,925	11,426
Textron Financial Corp.	5.400%	4/28/13	5,955	4,306
Textron, Inc.	6.500%	6/1/12	8,125	7,006
Textron, Inc.	5.600%	12/1/17	1,300	938
TRW, Inc.	7.750%	6/1/29	5,325	6,123
Tyco International Group SA	6.750%	2/15/11	9,850	9,441
Tyco International Group SA	6.375%	10/15/11	12,725	11,934
Tyco International Group SA	6.000%	11/15/13	5,850	5,182
Tyco International Group SA	7.000%	12/15/19	2,350	1,960
United Technologies Corp.	4.375%	5/1/10	[1,2]75	[1,2]86
United Technologies Corp.	7.125%	11/15/10	250	266
United Technologies Corp.	6.350%	3/1/11	8,175	8,538
United Technologies Corp.	5.375%	12/15/17	15,150	15,525
United Technologies Corp.	8.875%	11/15/19	3,150	4,093
United Technologies Corp.	6.700%	8/1/28	1,642	1,822
United Technologies Corp.	7.500%	9/15/29	2,800	3,388
United Technologies Corp.	5.400%	5/1/35	4,150	3,970

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	6.050%	6/1/36	10,850	11,512
United Technologies Corp.	6.125%	7/15/38	2,750	2,991
Vulcan Materials Co.	6.300%	6/15/13	3,200	2,939
Vulcan Materials Co.	7.000%	6/15/18	5,550	4,283
Waste Management, Inc.	7.375%	8/1/10	875	887
Waste Management, Inc.	6.375%	11/15/12	800	761
Waste Management, Inc.	5.000%	3/15/14	500	435
Waste Management, Inc.	7.750%	5/15/32	525	465
WMX Technologies Inc.	7.100%	8/1/26	1,375	1,160

Communication (2.0%)
America Movil SA de C.V.	5.500%	3/1/14	2,575	2,369
America Movil SA de C.V.	5.750%	1/15/15	2,625	2,418
America Movil SA de C.V.	6.375%	3/1/35	10,125	8,682
America Movil SA de C.V.	6.125%	11/15/37	5,125	4,177
AT&T Inc.	5.300%	11/15/10	4,550	4,619
AT&T Inc.	6.250%	3/15/11	14,990	15,357
AT&T Inc.	7.300%	11/15/11	6,275	6,690
AT&T Inc.	5.875%	2/1/12	6,730	6,906
AT&T Inc.	5.875%	8/15/12	5,495	5,662
AT&T Inc.	4.950%	1/15/13	9,000	9,068
AT&T Inc.	6.700%	11/15/13	1,450	1,549
AT&T Inc.	5.100%	9/15/14	11,525	11,500
AT&T Inc.	5.625%	6/15/16	42,175	42,270
AT&T Inc.	5.500%	2/1/18	4,865	4,855
AT&T Inc.	5.600%	5/15/18	5,100	5,258
AT&T Inc.	8.000%	11/15/31	23,755	30,793
AT&T Inc.	6.450%	6/15/34	6,675	7,419
AT&T Inc.	6.800%	5/15/36	1,675	1,949
AT&T Inc.	6.500%	9/1/37	21,125	23,546
AT&T Inc.	6.300%	1/15/38	11,900	13,050
AT&T Wireless	7.875%	3/1/11	15,200	16,007
AT&T Wireless	8.125%	5/1/12	14,155	15,181
AT&T Wireless	8.750%	3/1/31	4,855	5,949
BellSouth Capital Funding Corp.	7.875%	2/15/30	12,950	14,007
BellSouth Corp.	4.750%	11/15/12	2,065	2,026
BellSouth Corp.	5.200%	12/15/16	7,200	7,027
BellSouth Corp.	6.875%	10/15/31	6,275	6,461
BellSouth Corp.	6.550%	6/15/34	6,800	6,741
BellSouth Corp.	6.000%	11/15/34	3,835	3,412
BellSouth Telecommunications Inc.	6.375%	6/1/28	8,365	8,186
Belo Corp.	7.250%	9/15/27	340	161
British Telecommunications PLC	8.625%	12/15/10	8,735	9,033
British Telecommunications PLC	5.150%	1/15/13	2,000	1,836
British Telecommunications PLC	5.950%	1/15/18	7,100	6,084
British Telecommunications PLC	9.125%	12/15/30	13,135	14,025
CBS Corp.	7.700%	7/30/10	5,375	5,261
CBS Corp.	6.625%	5/15/11	2,760	2,437
CBS Corp.	5.625%	8/15/12	3,700	3,054
CBS Corp.	4.625%	5/15/18	500	318
CBS Corp.	7.875%	7/30/30	575	364
CBS Corp.	5.500%	5/15/33	675	350
CenturyTel Enterprises	6.875%	1/15/28	925	582
CenturyTel, Inc.	7.875%	8/15/12	2,375	2,082
CenturyTel, Inc.	6.000%	4/1/17	425	307
Cingular Wireless LLC	6.500%	12/15/11	2,850	2,911
Cingular Wireless LLC	7.125%	12/15/31	12,370	12,445
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	6,960	7,227
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	8,861	9,986
Comcast Cable Communications, Inc.	6.750%	1/30/11	15,865	16,037
Comcast Cable Communications, Inc.	8.875%	5/1/17	2,825	3,029
Comcast Corp.	5.850%	1/15/10	1,925	1,942
Comcast Corp.	5.500%	3/15/11	1,925	1,906
Comcast Corp.	5.300%	1/15/14	4,455	4,295
Comcast Corp.	6.500%	1/15/15	5,640	5,590

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	5.850%	11/15/15	1,000	958
Comcast Corp.	5.900%	3/15/16	13,200	12,691
Comcast Corp.	6.300%	11/15/17	31,800	31,417
Comcast Corp.	5.875%	2/15/18	17,350	16,751
Comcast Corp.	6.500%	11/15/35	11,600	11,496
Comcast Corp.	6.450%	3/15/37	1,875	1,858
Comcast Corp.	6.950%	8/15/37	9,325	9,840
Comcast Corp.	6.400%	5/15/38	1,850	1,821
Cox Communications, Inc.	4.625%	1/15/10	1,300	[1,2]57
Cox Communications, Inc.	6.750%	3/15/11	20,075	19,217
Cox Communications, Inc.	7.125%	10/1/12	5,800	5,479
Cox Communications, Inc.	5.450%	12/15/14	11,825	10,329
Cox Communications, Inc.	5.500%	10/1/15	725	643
Deutsche Telekom International Finance	8.500%	6/15/10	24,335	25,322
Deutsche Telekom International Finance	5.875%	8/20/13	450	452
Deutsche Telekom International Finance	5.750%	3/23/16	9,225	8,796
Deutsche Telekom International Finance	6.750%	8/20/18	425	432
Deutsche Telekom International Finance	8.750%	6/15/30	21,580	26,544
Embarq Corp.	6.738%	6/1/13	650	531
Embarq Corp.	7.082%	6/1/16	20,625	15,839
Embarq Corp.	7.995%	6/1/36	3,990	2,543
France Telecom	7.750%	3/1/11	15,475	16,284
France Telecom	8.500%	3/1/31	17,000	20,570
Gannett Co., Inc.	6.375%	4/1/12	5,025	3,280
Grupo Televisa SA	6.625%	3/18/25	4,125	3,527
Grupo Televisa SA	8.500%	3/11/32	750	686
GTE Corp.	8.750%	11/1/21	3,835	4,124
GTE Corp.	6.940%	4/15/28	4,620	4,394
Koninklijke KPN NV	8.000%	10/1/10	780	785
Koninklijke KPN NV	8.375%	10/1/30	5,615	5,876
McGraw-Hill Cos. Inc.	5.375%	11/15/12	1,550	1,387
McGraw-Hill Cos. Inc.	5.900%	11/15/17	5,975	5,041
McGraw-Hill Cos. Inc.	6.550%	11/15/37	7,125	5,105
New England Telephone & Telegraph Co.	7.875%	11/15/29	775	699
News America Holdings, Inc.	9.250%	2/1/13	151	163
News America Holdings, Inc.	8.000%	10/17/16	4,425	4,668
News America Holdings, Inc.	7.700%	10/30/25	900	926
News America Holdings, Inc.	8.150%	10/17/36	2,625	2,855
News America Holdings, Inc.	7.750%	12/1/45	1,775	1,692
News America Inc.	5.300%	12/15/14	1,300	1,184
News America Inc.	7.250%	5/18/18	150	152
News America Inc.	6.550%	3/15/33	275	246
News America Inc.	6.200%	12/15/34	17,435	15,380
News America Inc.	6.400%	12/15/35	16,210	15,722
News America Inc.	6.650%	11/15/37	1,050	1,016
Omnicom Group Inc.	5.900%	4/15/16	925	753
Pacific Bell	7.125%	3/15/26	1,700	1,778
Qwest Communications International Inc.	7.875%	9/1/11	5,250	4,673
Qwest Communications International Inc.	8.875%	3/15/12	5,800	5,336
Qwest Communications International Inc.	7.500%	10/1/14	10,125	8,277
Qwest Communications International Inc.	6.500%	6/1/17	3,875	2,868
R.R. Donnelley & Sons Co.	4.950%	5/15/10	3,400	3,150
R.R. Donnelley & Sons Co.	5.625%	1/15/12	1,850	1,648
R.R. Donnelley & Sons Co.	4.950%	4/1/14	[1,2]75	1,025
R.R. Donnelley & Sons Co.	5.500%	5/15/15	1,585	1,110
R.R. Donnelley & Sons Co.	6.125%	1/15/17	225	155
Reed Elsevier Capital	4.625%	6/15/12	1,375	1,313
Rogers Communications Inc.	7.250%	12/15/12	3,940	3,846
Rogers Communications Inc.	6.375%	3/1/14	11,700	1[1,2]76
Rogers Communications Inc.	5.500%	3/15/14	750	699
Rogers Communications Inc.	6.800%	8/15/18	15,075	15,263
Rogers Communications Inc.	7.500%	8/15/38	600	660
TCI Communications, Inc.	8.750%	8/1/15	17,480	18,386
TCI Communications, Inc.	7.875%	2/15/26	425	425
Tele-Communications, Inc.	7.875%	8/1/13	19,826	20,266
Telecom Italia Capital	4.000%	1/15/10	4,300	4,047

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telecom Italia Capital	4.875%	10/1/10	3,400	3,115
Telecom Italia Capital	6.200%	7/18/11	9,600	8,490
Telecom Italia Capital	5.250%	11/15/13	7,663	6,174
Telecom Italia Capital	4.950%	9/30/14	4,210	3,188
Telecom Italia Capital	5.250%	10/1/15	9,355	7,126
Telecom Italia Capital	6.999%	6/4/18	740	648
Telecom Italia Capital	6.375%	11/15/33	5,920	4,199
Telecom Italia Capital	6.000%	9/30/34	1,000	684
Telecom Italia Capital	7.200%	7/18/36	3,285	2,572
Telecom Italia Capital	7.721%	6/4/38	1,525	[1,2]68
Telefonica Emisiones SAU	5.984%	6/20/11	9,825	9,776
Telefonica Emisiones SAU	5.855%	2/4/13	2,500	2,362
Telefonica Emisiones SAU	6.421%	6/20/16	17,275	17,228
Telefonica Emisiones SAU	7.045%	6/20/36	7,425	8,279
Telefonica Europe BV	7.750%	9/15/10	12,775	12,988
Telefonica Europe BV	8.250%	9/15/30	5,775	6,702
Telefonos de Mexico SA	4.750%	1/27/10	2,850	2,861
Telefonos de Mexico SA	5.500%	1/27/15	18,725	16,946
Telus Corp.	8.000%	6/1/11	10,000	9,910
Thomson Corp.	6.200%	1/5/12	5,725	5,522
Thomson Corp.	5.700%	10/1/14	10,025	9,010
Thomson Corp.	6.500%	7/15/18	775	720
Thomson Corp.	5.500%	8/15/35	6,400	4,770
Thomson Reuters Corp.	5.950%	7/15/13	2,325	2,165
Time Warner Cable Inc.	5.400%	7/2/12	7,050	6,667
Time Warner Cable Inc.	6.200%	7/1/13	8,225	7,900
Time Warner Cable Inc.	8.250%	2/14/14	4,675	4,773
Time Warner Cable Inc.	5.850%	5/1/17	21,620	19,592
Time Warner Cable Inc.	6.750%	7/1/18	15,350	14,752
Time Warner Cable Inc.	8.750%	2/14/19	7,300	7,871
Time Warner Cable Inc.	6.550%	5/1/37	2,900	2,767
Time Warner Cable Inc.	7.300%	7/1/38	4,470	4,688
Time Warner Entertainment	10.150%	5/1/12	1,075	1,098
Time Warner Entertainment	8.875%	10/1/12	850	846
Time Warner Entertainment	8.375%	3/15/23	2,815	2,823
Time Warner Entertainment	8.375%	7/15/33	8,735	8,766
US Cellular	6.700%	12/15/33	3,800	2,771
US West Communications Group	7.500%	6/15/23	4,575	3,180
US West Communications Group	6.875%	9/15/33	6,325	3,763
Verizon Communications Corp.	5.350%	2/15/11	7,950	8,101
Verizon Communications Corp.	4.350%	2/15/13	50	48
Verizon Communications Corp.	5.250%	4/15/13	5,525	5,443
Verizon Communications Corp.	5.550%	2/15/16	11,325	11,144
Verizon Communications Corp.	5.500%	2/15/18	21,650	21,379
Verizon Communications Corp.	8.750%	11/1/18	2,975	3,532
Verizon Communications Corp.	6.250%	4/1/37	2,575	2,654
Verizon Communications Corp.	6.400%	2/15/38	6,925	7,433
Verizon Communications Corp.	6.900%	4/15/38	7,375	8,430
Verizon Communications Corp.	8.950%	3/1/39	12,700	16,644
Verizon Global Funding Corp.	7.250%	12/1/10	8,050	8,573
Verizon Global Funding Corp.	6.875%	6/15/12	17,400	18,227
Verizon Global Funding Corp.	7.375%	9/1/12	7,975	8,506
Verizon Global Funding Corp.	4.375%	6/1/13	1,060	1,018
Verizon Global Funding Corp.	7.750%	12/1/30	7,340	8,154
Verizon Global Funding Corp.	5.850%	9/15/35	17,300	16,797
Verizon Maryland, Inc.	6.125%	3/1/12	500	486
Verizon Maryland, Inc.	5.125%	6/15/33	450	330
Verizon New England, Inc.	6.500%	9/15/11	4,670	4,722
Verizon New Jersey, Inc.	5.875%	1/17/12	7,815	7,694
Verizon New York, Inc.	6.875%	4/1/12	3,350	3,348
Verizon New York, Inc.	7.375%	4/1/32	2,625	2,196
Verizon Pennsylvania, Inc.	5.650%	11/15/11	11,125	10,729
Verizon Virginia, Inc.	4.625%	3/15/13	7,325	6,629
3 Verizon Wireless Inc.	7.375%	11/15/13	7,025	7,398
3 Verizon Wireless Inc.	8.500%	11/15/18	5,425	6,258
Vodafone AirTouch PLC	7.750%	2/15/10	1,955	1,997

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone AirTouch PLC	7.875%	2/15/30	4,900	5,415
Vodafone Group PLC	5.350%	2/27/12	1,575	1,560
Vodafone Group PLC	5.000%	12/16/13	1,475	1,425
Vodafone Group PLC	5.375%	1/30/15	4,675	4,484
Vodafone Group PLC	5.000%	9/15/15	2,025	1,894
Vodafone Group PLC	5.750%	3/15/16	7,025	6,676
Vodafone Group PLC	5.625%	2/27/17	16,275	15,655
Vodafone Group PLC	6.250%	11/30/32	9,225	8,732
Vodafone Group PLC	6.150%	2/27/37	4,275	4,291
WPP Finance USA Corp.	5.875%	6/15/14	3,875	3,481

Consumer Cyclical (1.1%)
3 Best Buy Co.	6.750%	7/15/13	12,100	11,151
Brinker International Inc.	5.750%	6/1/14	1,925	1,429
Costco Wholesale Corp.	5.500%	3/15/17	16,850	17,958
CVS Caremark Corp.	5.750%	8/15/11	2,025	2,006
CVS Caremark Corp.	4.875%	9/15/14	2,750	2,500
CVS Caremark Corp.	5.750%	6/1/17	2,555	2,407
CVS Caremark Corp.	6.250%	6/1/27	20,975	19,522
2 CVS Caremark Corp.	6.302%	6/1/37	5,325	2,297
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	1,700	1,538
DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	1,300	[1,2]22
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	11,035	9,490
DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	13,895	11,811
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	22,870	19,554
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	16,300	13,040
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	9,130	6,660
Darden Restaurants Inc.	5.625%	10/15/12	5,700	5,003
Darden Restaurants Inc.	6.200%	10/15/17	9,575	7,513
Darden Restaurants Inc.	6.800%	10/15/37	3,300	2,269
Federated Retail Holding	5.350%	3/15/12	3,850	2,882
Federated Retail Holding	5.900%	12/1/16	12,875	7,881
Federated Retail Holding	6.375%	3/15/37	2,775	1,581
Home Depot Inc.	4.625%	8/15/10	9,800	9,434
Home Depot Inc.	5.200%	3/1/11	1,675	1,637
Home Depot Inc.	5.250%	12/16/13	12,025	11,090
Home Depot Inc.	5.400%	3/1/16	3,950	3,511
Home Depot Inc.	5.875%	12/16/36	9,250	7,270
ITT Corp.	7.375%	11/15/15	12,800	8,135
J.C. Penney Co., Inc.	8.000%	3/1/10	6,625	6,211
J.C. Penney Co., Inc.	7.950%	4/1/17	4,950	3,721
J.C. Penney Co., Inc.	5.750%	2/15/18	700	471
J.C. Penney Co., Inc.	6.375%	10/15/36	7,850	4,837
J.C. Penney Co., Inc.	7.400%	4/1/37	3,275	2,220
Johnson Controls, Inc.	5.250%	1/15/11	3,875	3,501
Johnson Controls, Inc.	6.000%	1/15/36	1,025	649
Kohl’s Corp.	6.250%	12/15/17	2,775	2,243
Kohl’s Corp.	6.000%	1/15/33	825	528
Kohl’s Corp.	6.875%	12/15/37	2,450	1,743
Lowe’s Cos., Inc.	8.250%	6/1/10	1,000	1,055
Lowe’s Cos., Inc.	5.600%	9/15/12	3,500	3,527
Lowe’s Cos., Inc.	5.400%	10/15/16	13,325	12,755
Lowe’s Cos., Inc.	6.100%	9/15/17	2,675	2,586
Lowe’s Cos., Inc.	6.875%	2/15/28	460	452
Lowe’s Cos., Inc.	6.500%	3/15/29	4,726	4,362
Lowe’s Cos., Inc.	5.500%	10/15/35	200	162
Lowe’s Cos., Inc.	5.800%	10/15/36	7,825	6,540
Macy’s Retail Holdings Inc.	5.750%	7/15/14	4,325	2,744
Macy’s Retail Holdings Inc.	6.650%	7/15/24	2,600	1,431
Macy’s Retail Holdings Inc.	6.790%	7/15/27	2,805	1,480
Macy’s Retail Holdings Inc.	7.000%	2/15/28	1,625	875
Macys Retail Holdings Inc.	6.625%	4/1/11	3,225	2,740
Macys Retail Holdings Inc.	6.900%	4/1/29	7,200	3,878
Marriott International	4.625%	6/15/12	3,925	2,974
Marriott International	5.625%	2/15/13	2,825	2,139

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marriott International	6.200%	6/15/16	1,650	1,148
Marriott International	6.375%	6/15/17	2,000	1,383
McDonald’s Corp.	6.000%	4/15/11	3,385	3,592
McDonald’s Corp.	5.300%	3/15/17	1,000	1,028
McDonald’s Corp.	5.800%	10/15/17	6,725	7,173
McDonald’s Corp.	5.350%	3/1/18	6,275	6,520
McDonald’s Corp.	6.300%	10/15/37	2,475	2,691
McDonald’s Corp.	6.300%	3/1/38	1,975	2,178
MDC Holdings Inc.	5.500%	5/15/13	3,625	2,826
Nordstrom, Inc.	6.250%	1/15/18	1,825	[1,2]84
Nordstrom, Inc.	6.950%	3/15/28	1,325	868
Nordstrom, Inc.	7.000%	1/15/38	[1,2]50	761
Starwood Hotel Resorts	7.875%	5/1/12	3,875	2,985
Starwood Hotel Resorts	6.250%	2/15/13	4,300	2,969
Target Corp.	7.500%	8/15/10	1,700	1,772
Target Corp.	6.350%	1/15/11	2,645	2,729
Target Corp.	5.875%	3/1/12	6,200	6,397
Target Corp.	5.125%	1/15/13	7,100	7,064
Target Corp.	4.000%	6/15/13	1,945	1,848
Target Corp.	5.875%	7/15/16	20,100	19,739
Target Corp.	5.375%	5/1/17	4,950	4,679
Target Corp.	6.000%	1/15/18	12,400	12,083
Target Corp.	7.000%	7/15/31	3,035	2,788
Target Corp.	6.350%	11/1/32	7,425	6,294
Target Corp.	6.500%	10/15/37	7,550	6,647
Target Corp.	7.000%	1/15/38	5,475	5,122
The Walt Disney Co.	5.700%	7/15/11	17,375	18,322
The Walt Disney Co.	6.375%	3/1/12	[1,2]50	1,329
The Walt Disney Co.	4.700%	12/1/12	675	693
The Walt Disney Co.	4.500%	12/15/13	8,825	8,888
The Walt Disney Co.	5.625%	9/15/16	7,500	7,763
The Walt Disney Co.	5.875%	12/15/17	6,325	6,642
The Walt Disney Co.	7.000%	3/1/32	1,350	1,582
Time Warner, Inc.	6.750%	4/15/11	9,100	8,943
Time Warner, Inc.	5.500%	11/15/11	6,825	6,363
Time Warner, Inc.	6.875%	5/1/12	6,975	6,773
Time Warner, Inc.	9.125%	1/15/13	825	829
Time Warner, Inc.	5.875%	11/15/16	11,125	10,054
Time Warner, Inc.	9.150%	2/1/23	11,825	13,079
Time Warner, Inc.	7.570%	2/1/24	1,500	1,435
Time Warner, Inc.	6.625%	5/15/29	9,400	8,255
Time Warner, Inc.	7.625%	4/15/31	10,675	10,543
Time Warner, Inc.	7.700%	5/1/32	4,745	4,708
Time Warner, Inc.	6.500%	11/15/36	8,650	7,717
Toll Brothers, Inc.	6.875%	11/15/12	750	640
Toll Brothers, Inc.	5.150%	5/15/15	3,900	2,808
Toyota Motor Credit Corp.	4.250%	3/15/10	16,875	16,971
Toyota Motor Credit Corp.	4.350%	12/15/10	5,475	5,553
Toyota Motor Credit Corp.	5.450%	5/18/11	3,675	3,807
VF Corp.	5.950%	11/1/17	3,125	2,787
VF Corp.	6.450%	11/1/37	2,850	2,328
Viacom Inc.	5.750%	4/30/11	2,175	1,962
Viacom Inc.	6.250%	4/30/16	7,275	6,068
Viacom Inc.	6.125%	10/5/17	2,300	1,882
Viacom Inc.	6.875%	4/30/36	590	474
Wal-Mart Stores, Inc.	4.125%	7/1/10	12,125	12,313
Wal-Mart Stores, Inc.	4.750%	8/15/10	6,575	6,837
Wal-Mart Stores, Inc.	4.125%	2/15/11	25,025	25,896
Wal-Mart Stores, Inc.	4.250%	4/15/13	1,950	2,019
Wal-Mart Stores, Inc.	4.550%	5/1/13	1,700	1,771
Wal-Mart Stores, Inc.	7.250%	6/1/13	800	914
Wal-Mart Stores, Inc.	4.500%	7/1/15	1,050	1,062
Wal-Mart Stores, Inc.	5.375%	4/5/17	2,450	2,625
Wal-Mart Stores, Inc.	5.800%	2/15/18	3,775	4,145
Wal-Mart Stores, Inc.	5.875%	4/5/27	21,675	23,197
Wal-Mart Stores, Inc.	7.550%	2/15/30	14,420	17,689

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores, Inc.	5.250%	9/1/35	5,600	5,623
Wal-Mart Stores, Inc.	6.500%	8/15/37	14,125	16,913
Wal-Mart Stores, Inc.	6.200%	4/15/38	2,625	2,936
Walgreen Co.	4.875%	8/1/13	14,700	15,252
Western Union Co.	5.400%	11/17/11	4,925	4,706
Western Union Co.	5.930%	10/1/16	6,750	5,878
Western Union Co.	6.200%	11/17/36	3,375	2,636
Wyndham Worldwide	6.000%	12/1/16	7,895	3,197
Yum! Brands, Inc.	8.875%	4/15/11	3,475	3,498
Yum! Brands, Inc.	7.700%	7/1/12	3,050	3,011
Yum! Brands, Inc.	6.250%	4/15/16	4,525	3,869
Yum! Brands, Inc.	6.250%	3/15/18	3,400	2,960
Yum! Brands, Inc.	6.875%	11/15/37	10,075	8,123

Consumer Noncyclical (2.0%)
Abbott Laboratories	3.750%	3/15/11	6,450	6,582
Abbott Laboratories	5.600%	5/15/11	9,000	9,541
Abbott Laboratories	5.150%	11/30/12	3,475	3,729
Abbott Laboratories	4.350%	3/15/14	925	943
Abbott Laboratories	5.875%	5/15/16	19,650	21,545
Abbott Laboratories	5.600%	11/30/17	4,500	4,849
Abbott Laboratories	6.150%	11/30/37	4,400	5,191
Allergan Inc.	5.750%	4/1/16	1,375	1,325
Altria Group, Inc.	8.500%	11/10/13	8,575	8,972
Altria Group, Inc.	9.700%	11/10/18	3,600	3,901
Altria Group, Inc.	9.950%	11/10/38	6,300	6,901
AmerisourceBergen Corp.	5.625%	9/15/12	[1,2]75	1,184
AmerisourceBergen Corp.	5.875%	9/15/15	7,300	6,462
Amgen Inc.	4.850%	11/18/14	5,975	5,873
Amgen Inc.	5.850%	6/1/17	10,800	11,139
Amgen Inc.	6.375%	6/1/37	4,500	4,779
Amgen Inc.	6.900%	6/1/38	[1,2]50	1,429
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	1,500	1,514
Anheuser-Busch Cos., Inc.	4.375%	1/15/13	5,325	4,913
Anheuser-Busch Cos., Inc.	5.600%	3/1/17	6,375	5,928
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	13,325	12,146
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	2,600	2,408
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	5,475	4,438
Archer-Daniels-Midland Co.	8.375%	4/15/17	625	730
Archer-Daniels-Midland Co.	5.450%	3/15/18	10,725	10,663
Archer-Daniels-Midland Co.	7.000%	2/1/31	3,900	4,070
Archer-Daniels-Midland Co.	5.935%	10/1/32	4,725	4,420
Archer-Daniels-Midland Co.	5.375%	9/15/35	7,775	6,743
Archer-Daniels-Midland Co.	6.450%	1/15/38	1,950	1,983
AstraZeneca PLC	5.400%	9/15/12	20,375	21,597
AstraZeneca PLC	5.400%	6/1/14	3,750	3,923
AstraZeneca PLC	5.900%	9/15/17	15,350	16,406
AstraZeneca PLC	6.450%	9/15/37	18,150	20,736
Baxter Finco, BV	4.750%	10/15/10	6,875	6,887
Baxter International, Inc.	5.900%	9/1/16	2,575	2,775
Baxter International, Inc.	6.250%	12/1/37	4,375	4,971
Biogen Idec Inc.	6.000%	3/1/13	9,775	9,902
Biogen Idec Inc.	6.875%	3/1/18	14,925	14,869
Bottling Group LLC	4.625%	11/15/12	16,685	16,879
Bottling Group LLC	5.000%	11/15/13	2,525	2,510
Bottling Group LLC	5.500%	4/1/16	7,325	7,333
Bristol-Myers Squibb Co.	5.250%	8/15/13	350	374
Bristol-Myers Squibb Co.	5.450%	5/1/18	2,725	2,819
Bristol-Myers Squibb Co.	7.150%	6/15/23	500	591
Bristol-Myers Squibb Co.	6.800%	11/15/26	250	288
Bristol-Myers Squibb Co.	5.875%	11/15/36	17,450	18,713
Bristol-Myers Squibb Co.	6.125%	5/1/38	2,925	3,249
Bristol-Myers Squibb Co.	6.875%	8/1/97	1,125	1,305
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,950	1,444
C.R. Bard, Inc.	6.700%	12/1/26	6,300	6,286

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Campbell Soup Co.	6.750%	2/15/11	6,500	6,859
Cardinal Health, Inc.	5.650%	6/15/12	700	675
Cardinal Health, Inc.	4.000%	6/15/15	650	548
Cardinal Health, Inc.	5.800%	10/15/16	2,150	1,963
Cardinal Health, Inc.	5.850%	12/15/17	1,730	1,548
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	4,055	4,440
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	4,850	5,093
Clorox Co.	4.200%	1/15/10	2,050	2,028
Clorox Co.	5.000%	1/15/15	2,250	2,129
Coca-Cola Co.	5.350%	11/15/17	13,175	14,205
Coca-Cola Enterprises Inc.	4.250%	9/15/10	340	342
Coca-Cola Enterprises Inc.	5.000%	8/15/13	10,800	10,737
Coca-Cola Enterprises Inc.	7.375%	3/3/14	4,400	4,851
Coca-Cola Enterprises Inc.	8.500%	2/1/22	13,675	15,953
Coca-Cola Enterprises Inc.	8.000%	9/15/22	1,550	1,746
Coca-Cola Enterprises Inc.	7.000%	10/1/26	4,100	4,282
Coca-Cola Enterprises Inc.	6.950%	11/15/26	3,345	3,477
Coca-Cola Enterprises Inc.	6.750%	9/15/28	1,575	1,606
Coca-Cola HBC Finance BV	5.125%	9/17/13	[1,2]70	[1,2]53
ConAgra Foods, Inc.	7.875%	9/15/10	5,816	5,928
ConAgra Foods, Inc.	6.750%	9/15/11	895	900
ConAgra Foods, Inc.	5.819%	6/15/17	1,176	1,104
ConAgra Foods, Inc.	9.750%	3/1/21	129	153
ConAgra Foods, Inc.	7.125%	10/1/26	1,000	957
ConAgra Foods, Inc.	7.000%	10/1/28	875	837
ConAgra Foods, Inc.	8.250%	9/15/30	1,420	1,506
Covidien International	5.450%	10/15/12	3,325	3,249
Covidien International	6.000%	10/15/17	3,775	3,700
Covidien International	6.550%	10/15/37	5,125	5,046
Delhaize America Inc.	9.000%	4/15/31	2,800	2,834
Diageo Capital PLC	7.250%	11/1/09	450	457
Diageo Capital PLC	4.375%	5/3/10	1,530	1,537
Diageo Capital PLC	5.200%	1/30/13	10,350	10,351
Diageo Capital PLC	5.500%	9/30/16	1,700	1,605
Diageo Capital PLC	5.750%	10/23/17	8,525	8,280
Diageo Capital PLC	5.875%	9/30/36	1,075	1,015
Diageo Finance BV	5.300%	10/28/15	7,975	7,811
3 Dr. Pepper Snapple Group	6.120%	5/1/13	2,100	2,051
3 Dr. Pepper Snapple Group	6.820%	5/1/18	5,850	5,708
3 Dr. Pepper Snapple Group	7.450%	5/1/38	[1,2]25	[1,2]15
Eli Lilly & Co.	6.000%	3/15/12	3,825	4,124
Eli Lilly & Co.	5.200%	3/15/17	11,900	12,154
Eli Lilly & Co.	5.500%	3/15/27	6,725	6,864
Eli Lilly & Co.	5.550%	3/15/37	1,050	1,085
Estee Lauder Ace Trust I	6.000%	5/15/37	925	869
Fortune Brands Inc.	5.125%	1/15/11	3,725	3,597
Fortune Brands Inc.	5.375%	1/15/16	13,950	11,824
Fortune Brands Inc.	5.875%	1/15/36	3,625	2,659
Genentech Inc.	4.400%	7/15/10	1,350	1,359
Genentech Inc.	4.750%	7/15/15	2,620	2,594
Genentech Inc.	5.250%	7/15/35	4,100	3,946
General Mills, Inc.	6.000%	2/15/12	10,907	1[1,2]03
General Mills, Inc.	5.650%	9/10/12	2,975	3,038
General Mills, Inc.	5.250%	8/15/13	4,675	4,705
General Mills, Inc.	5.200%	3/17/15	900	857
General Mills, Inc.	5.700%	2/15/17	15,375	15,296
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	12,850	13,206
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	3,750	3,749
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	18,350	19,306
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	4,450	4,422
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	19,425	22,290
Grand Metropolitan Investment Corp.	9.000%	8/15/11	500	539
Grand Metropolitan Investment Corp.	7.450%	4/15/35	1,075	1,110
H.J. Heinz Co.	6.625%	7/15/11	7,200	7,415
H.J. Heinz Co.	5.350%	7/15/13	2,700	2,690
H.J. Heinz Co.	6.750%	3/15/32	3,800	3,415

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hasbro Inc.	6.300%	9/15/17	7,025	6,544
Hershey Foods Corp.	5.450%	9/1/16	1,550	1,552
Hospira, Inc.	5.900%	6/15/14	1,925	1,659
Hospira, Inc.	6.050%	3/30/17	250	204
Johnson & Johnson	5.150%	8/15/12	10,250	1[1,2]06
Johnson & Johnson	3.800%	5/15/13	4,715	4,938
Johnson & Johnson	5.550%	8/15/17	6,025	6,850
Johnson & Johnson	5.150%	7/15/18	2,000	2,192
Johnson & Johnson	6.950%	9/1/29	5,625	7,268
Johnson & Johnson	4.950%	5/15/33	6,100	6,301
Johnson & Johnson	5.950%	8/15/37	6,500	7,923
Johnson & Johnson	5.850%	7/15/38	5,650	6,712
Kellogg Co.	6.600%	4/1/11	13,325	13,991
Kellogg Co.	5.125%	12/3/12	6,910	7,056
Kellogg Co.	4.250%	3/6/13	5,200	5,190
Kellogg Co.	7.450%	4/1/31	240	298
Kimberly-Clark Corp.	5.625%	2/15/12	3,150	3,274
Kimberly-Clark Corp.	4.875%	8/15/15	6,250	6,135
Kimberly-Clark Corp.	6.125%	8/1/17	10,450	11,084
Kimberly-Clark Corp.	6.250%	7/15/18	175	188
Kimberly-Clark Corp.	6.625%	8/1/37	1,050	1,193
Kraft Foods, Inc.	5.625%	11/1/11	46,725	47,570
Kraft Foods, Inc.	6.250%	6/1/12	5,540	5,695
Kraft Foods, Inc.	5.250%	10/1/13	275	267
Kraft Foods, Inc.	6.500%	8/11/17	15,725	15,604
Kraft Foods, Inc.	6.125%	2/1/18	400	392
Kraft Foods, Inc.	6.125%	8/23/18	8,475	8,435
Kraft Foods, Inc.	6.500%	11/1/31	9,575	9,275
Kraft Foods, Inc.	7.000%	8/11/37	13,700	13,816
Kraft Foods, Inc.	6.875%	1/26/39	3,225	3,297
Kroger Co.	6.800%	4/1/11	2,600	2,630
Kroger Co.	6.750%	4/15/12	10,575	10,845
Kroger Co.	6.200%	6/15/12	7,625	7,700
Kroger Co.	5.500%	2/1/13	2,075	2,060
Kroger Co.	5.000%	4/15/13	4,750	4,625
Kroger Co.	4.950%	1/15/15	3,675	3,371
Kroger Co.	6.400%	8/15/17	1,030	1,035
Kroger Co.	6.800%	12/15/18	4,025	4,179
Kroger Co.	6.150%	1/15/20	4,550	4,451
Kroger Co.	7.700%	6/1/29	9,200	9,987
Kroger Co.	8.000%	9/15/29	[1,2]50	1,399
Kroger Co.	7.500%	4/1/31	3,020	3,319
Kroger Co.	6.900%	4/15/38	2,925	3,093
Laboratory Corp. of America	5.500%	2/1/13	1,965	1,890
Laboratory Corp. of America	5.625%	12/15/15	2,975	2,546
McKesson Corp.	7.750%	2/1/12	750	767
McKesson Corp.	5.250%	3/1/13	12,200	11,367
Medco Health Solutions	6.125%	3/15/13	550	513
Medco Health Solutions	7.250%	8/15/13	575	549
Medco Health Solutions	7.125%	3/15/18	10,325	9,414
Medtronic Inc.	4.375%	9/15/10	2,775	2,767
Medtronic Inc.	4.750%	9/15/15	4,750	4,561
Merck & Co.	5.125%	11/15/11	3,150	3,345
Merck & Co.	4.375%	2/15/13	4,725	5,129
Merck & Co.	4.750%	3/1/15	11,925	11,914
Merck & Co.	6.400%	3/1/28	4,005	4,373
Merck & Co.	5.950%	12/1/28	2,675	2,780
Merck & Co.	5.750%	11/15/36	1,300	1,346
Molson Coors Capital Finance	4.850%	9/22/10	1,975	1,944
Newell Rubbermaid, Inc.	4.000%	5/1/10	2,300	2,163
Pepsi Bottling Group, Inc.	7.000%	3/1/29	2,200	2,387
PepsiAmericas Inc.	5.750%	7/31/12	3,225	3,202
PepsiAmericas Inc.	4.875%	1/15/15	375	344
PepsiAmericas Inc.	5.000%	5/15/17	4,600	4,161
Pepsico, Inc.	5.150%	5/15/12	2,650	2,794
Pepsico, Inc.	4.650%	2/15/13	17,350	18,217

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pepsico, Inc.	5.000%	6/1/18	11,525	11,814
Pharmacia Corp.	6.500%	12/1/18	750	881
Pharmacia Corp.	6.600%	12/1/28	775	867
Philip Morris International Inc	5.650%	5/16/18	12,100	12,041
Philip Morris International Inc.	4.875%	5/16/13	10,625	10,761
Philip Morris International Inc.	6.875%	3/17/14	8,325	8,730
Philip Morris International Inc.	6.375%	5/16/38	9,150	9,685
Philips Electronics NV	4.625%	3/11/13	4,750	4,505
Philips Electronics NV	5.750%	3/11/18	12,275	11,462
Philips Electronics NV	6.875%	3/11/38	5,900	5,618
Procter & Gamble Co.	4.600%	1/15/14	5,975	6,181
Procter & Gamble Co.	4.950%	8/15/14	1,600	1,653
Procter & Gamble Co.	6.450%	1/15/26	1,825	2,087
Procter & Gamble Co.	5.550%	3/5/37	13,475	15,115
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	12,790	15,328
Quest Diagnostic, Inc.	5.450%	11/1/15	8,175	7,205
Quest Diagnostic, Inc.	6.400%	7/1/17	675	620
Quest Diagnostic, Inc.	6.950%	7/1/37	2,950	2,540
Reynolds American Inc.	6.500%	7/15/10	2,525	2,449
Reynolds American Inc.	7.250%	6/1/12	4,075	3,775
Reynolds American Inc.	7.250%	6/1/13	7,350	6,578
Reynolds American Inc.	7.625%	6/1/16	4,000	3,295
Reynolds American Inc.	6.750%	6/15/17	5,800	4,365
Reynolds American Inc.	7.250%	6/15/37	4,700	3,337
Safeway, Inc.	4.950%	8/16/10	3,125	3,112
Safeway, Inc.	6.500%	3/1/11	7,575	7,600
Safeway, Inc.	5.800%	8/15/12	3,650	3,637
Safeway, Inc.	6.250%	3/15/14	600	607
Safeway, Inc.	6.350%	8/15/17	800	806
Safeway, Inc.	7.250%	2/1/31	5,700	6,572
Sara Lee Corp.	6.125%	11/1/32	375	311
Schering-Plough Corp.	5.550%	12/1/13	19,100	19,150
Schering-Plough Corp.	6.000%	9/15/17	1,025	1,003
Schering-Plough Corp.	6.750%	12/1/33	9,075	9,443
Schering-Plough Corp.	6.550%	9/15/37	2,350	2,389
Sysco Corp.	4.200%	2/12/13	2,225	2,235
Sysco Corp.	5.250%	2/12/18	1,800	1,830
Sysco Corp.	5.375%	9/21/35	4,725	4,502
Teva Pharmaceutical Finance LLC	5.550%	2/1/16	550	538
Teva Pharmaceutical Finance LLC	6.150%	2/1/36	11,100	10,730
Unilever Capital Corp.	7.125%	11/1/10	10,950	11,719
Unilever Capital Corp.	5.900%	11/15/32	25	25
UST, Inc.	6.625%	7/15/12	800	769
UST, Inc.	5.750%	3/1/18	3,200	2,661
Whirlpool Corp.	5.500%	3/1/13	14,250	11,371
Wyeth	6.950%	3/15/11	2,450	2,595
Wyeth	5.500%	3/15/13	20,150	20,588
Wyeth	5.500%	2/1/14	5,875	5,974
Wyeth	5.500%	2/15/16	5,750	5,893
Wyeth	5.450%	4/1/17	3,875	3,945
Wyeth	6.450%	2/1/24	1,850	2,085
Wyeth	6.500%	2/1/34	1,975	2,198
Wyeth	6.000%	2/15/36	6,125	6,644
Wyeth	5.950%	4/1/37	14,020	15,257

Energy (0.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	975	872
Amerada Hess Corp.	6.650%	8/15/11	7,450	7,355
Amerada Hess Corp.	7.875%	10/1/29	6,250	6,066
Amerada Hess Corp.	7.125%	3/15/33	6,050	5,386
Anadarko Finance Co.	6.750%	5/1/11	3,225	3,181
Anadarko Finance Co.	7.500%	5/1/31	985	872
Anadarko Petroleum Corp.	5.950%	9/15/16	6,700	5,876
Anadarko Petroleum Corp.	6.450%	9/15/36	9,670	7,636
Apache Corp.	6.250%	4/15/12	1,700	1,787

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apache Corp.	5.250%	4/15/13	1,000	1,023
Apache Corp.	6.000%	9/15/13	7,275	7,609
Apache Corp.	5.625%	1/15/17	1,050	1,053
Apache Corp.	6.900%	9/15/18	6,350	6,921
Apache Corp.	6.000%	1/15/37	6,500	6,228
Apache Finance Canada Corp.	7.750%	12/15/29	1,350	1,484
Baker Hughes, Inc.	6.875%	1/15/29	825	839
BJ Services Co.	6.000%	6/1/18	3,525	3,133
BP Capital Markets PLC	5.250%	11/7/13	14,925	15,705
Burlington Resources, Inc.	6.680%	2/15/11	4,300	4,428
Burlington Resources, Inc.	6.500%	12/1/11	3,975	4,072
Burlington Resources, Inc.	7.200%	8/15/31	850	862
Burlington Resources, Inc.	7.400%	12/1/31	4,575	4,755
Cameron International Corp.	6.375%	7/15/18	[1,2]00	1,048
Cameron International Corp.	7.000%	7/15/38	625	498
Canadian Natural Resources	5.450%	10/1/12	5,425	5,110
Canadian Natural Resources	5.150%	2/1/13	1,875	1,720
Canadian Natural Resources	4.900%	12/1/14	5,575	4,779
Canadian Natural Resources	6.000%	8/15/16	5,375	4,777
Canadian Natural Resources	7.200%	1/15/32	5,375	4,787
Canadian Natural Resources	6.450%	6/30/33	6,915	5,602
Canadian Natural Resources	6.500%	2/15/37	9,175	7,513
Canadian Natural Resources	6.250%	3/15/38	1,825	1,437
Canadian Natural Resources	6.750%	2/1/39	1,125	936
Conoco Funding Co.	6.350%	10/15/11	16,085	16,898
Conoco Funding Co.	7.250%	10/15/31	350	374
Conoco, Inc.	6.950%	4/15/29	[1,2]30	1,332
ConocoPhillips	8.750%	5/25/10	[1,2]50	1,338
ConocoPhillips	5.900%	10/15/32	1,950	1,945
ConocoPhillips Canada	5.300%	4/15/12	5,025	5,072
ConocoPhillips Canada	5.625%	10/15/16	20,825	21,522
ConocoPhillips Canada	5.950%	10/15/36	3,475	3,373
Devon Energy Corp.	7.950%	4/15/32	5,975	6,643
Devon Financing Corp.	6.875%	9/30/11	10,185	10,291
Devon Financing Corp.	7.875%	9/30/31	8,725	9,564
Diamond Offshore Drilling	4.875%	7/1/15	775	722
Encana Corp.	5.900%	12/1/17	9,550	7,995
Encana Corp.	6.500%	8/15/34	10,150	8,114
Encana Corp.	6.625%	8/15/37	2,050	1,654
Encana Holdings Finance Corp.	5.800%	5/1/14	2,100	1,977
EOG Resources Inc.	6.125%	10/1/13	400	419
EOG Resources Inc.	5.875%	9/15/17	8,825	9,032
Global Marine, Inc.	7.000%	6/1/28	4,000	3,513
Halliburton Co.	5.500%	10/15/10	4,100	4,255
Halliburton Co.	5.900%	9/15/18	2,150	2,275
Halliburton Co.	6.700%	9/15/38	8,775	9,403
Husky Energy Inc.	6.250%	6/15/12	2,875	2,853
Husky Energy Inc.	6.150%	6/15/19	1,000	873
Husky Energy Inc.	6.800%	9/15/37	2,400	1,866
Kerr McGee Corp.	6.875%	9/15/11	6,850	6,774
Kerr McGee Corp.	6.950%	7/1/24	11,770	10,160
Kerr McGee Corp.	7.875%	9/15/31	1,700	1,563
Lasmo Inc.	7.300%	11/15/27	400	434
Marathon Oil Corp.	6.125%	3/15/12	9,470	9,223
Marathon Oil Corp.	6.000%	7/1/12	3,400	3,353
Marathon Oil Corp.	6.000%	10/1/17	17,225	15,070
Marathon Oil Corp.	5.900%	3/15/18	15,650	12,890
Marathon Oil Corp.	6.600%	10/1/37	10,315	7,666
Nabors Industries Inc.	6.150%	2/15/18	11,825	10,340
Nexen, Inc.	5.050%	11/20/13	6,700	6,184
Nexen, Inc.	5.650%	5/15/17	2,325	1,961
Nexen, Inc.	7.875%	3/15/32	1,100	1,044
Nexen, Inc.	5.875%	3/10/35	400	295
Nexen, Inc.	6.400%	5/15/37	12,950	10,152
Noble Energy Inc.	8.000%	4/1/27	175	171
Norsk Hydro	7.250%	9/23/27	2,125	2,355

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norsk Hydro	7.150%	1/15/29	3,475	3,783
Occidental Petroleum	6.750%	1/15/12	6,725	7,085
PanCanadian Energy Corp.	7.200%	11/1/31	7,050	6,182
Petro-Canada	4.000%	7/15/13	5,475	4,714
Petro-Canada	7.875%	6/15/26	1,675	1,563
Petro-Canada	7.000%	11/15/28	1,375	1,165
Petro-Canada	5.350%	7/15/33	5,975	3,972
Petro-Canada	5.950%	5/15/35	8,475	5,846
Petro-Canada	6.800%	5/15/38	2,400	1,804
Petro-Canada Financial Partnership	5.000%	11/15/14	1,600	1,333
Petro-Canada Financial Partnership	6.050%	5/15/18	2,400	2,029
Questar Market Resources	6.050%	9/1/16	3,575	3,291
Shell International Finance BV	5.625%	6/27/11	1,000	1,053
Shell International Finance BV	4.950%	3/22/12	3,450	3,567
Shell International Finance BV	5.200%	3/22/17	3,525	3,664
Shell International Finance BV	6.375%	12/15/38	15,800	17,994
3 Statoilhydro ASA	6.500%	12/1/28	[1,2]00	[1,2]31
Suncor Energy, Inc.	6.100%	6/1/18	3,800	3,277
Suncor Energy, Inc.	7.150%	2/1/32	1,700	1,444
Suncor Energy, Inc.	5.950%	12/1/34	150	108
Suncor Energy, Inc.	6.500%	6/15/38	9,875	7,514
Sunoco, Inc.	4.875%	10/15/14	1,700	1,419
Sunoco, Inc.	5.750%	1/15/17	2,300	1,939
Talisman Energy, Inc.	5.125%	5/15/15	1,400	[1,2]42
Talisman Energy, Inc.	7.250%	10/15/27	1,050	794
Talisman Energy, Inc.	5.850%	2/1/37	5,500	3,812
Tosco Corp.	8.125%	2/15/30	18,775	22,080
Transocean Inc.	5.250%	3/15/13	4,200	3,895
Transocean Inc.	6.000%	3/15/18	6,325	5,715
Transocean Inc.	7.500%	4/15/31	2,650	2,370
Transocean Inc.	6.800%	3/15/38	6,050	5,325
Valero Energy Corp.	6.875%	4/15/12	17,725	17,886
Valero Energy Corp.	4.750%	6/15/13	340	317
Valero Energy Corp.	7.500%	4/15/32	5,265	4,193
Valero Energy Corp.	6.625%	6/15/37	5,715	4,207
Weatherford International Inc.	5.950%	6/15/12	750	699
Weatherford International Inc.	5.150%	3/15/13	1,550	1,365
Weatherford International Inc.	6.350%	6/15/17	5,350	4,659
Weatherford International Inc.	6.000%	3/15/18	2,250	1,892
Weatherford International Inc.	6.500%	8/1/36	10,125	7,464
Weatherford International Inc.	6.800%	6/15/37	1,875	1,415
Weatherford International Inc.	7.000%	3/15/38	2,125	1,650
XTO Energy, Inc.	5.000%	8/1/10	1,000	986
XTO Energy, Inc.	5.900%	8/1/12	6,025	5,940
XTO Energy, Inc.	6.250%	4/15/13	8,575	8,543
XTO Energy, Inc.	5.750%	12/15/13	5,875	5,682
XTO Energy, Inc.	4.900%	2/1/14	525	471
XTO Energy, Inc.	5.000%	1/31/15	1,725	1,523
XTO Energy, Inc.	6.250%	8/1/17	10,650	10,222
XTO Energy, Inc.	6.500%	12/15/18	7,675	7,506
XTO Energy, Inc.	6.100%	4/1/36	1,300	1,060
XTO Energy, Inc.	6.750%	8/1/37	8,725	8,181
XTO Energy, Inc.	6.375%	6/15/38	1,875	1,604

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	2,925	2,724

Technology (0.6%)
Agilent Technologies Inc.	6.500%	11/1/17	9,300	6,393
Arrow Electronics, Inc.	6.875%	7/1/13	200	183
BMC Software Inc.	7.250%	6/1/18	2,775	2,599
Cisco Systems Inc.	5.250%	2/22/11	40,400	42,004
Cisco Systems Inc.	5.500%	2/22/16	3,915	4,132
Computer Sciences Corp.	5.000%	2/15/13	4,575	4,044
3 Computer Sciences Corp.	5.500%	3/15/13	2,075	1,866

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Computer Sciences Corp.	6.500%	3/15/18	400	334
Corning Inc.	7.250%	8/15/36	400	300
Dell Inc.	4.700%	4/15/13	7,100	6,593
Dell Inc.	5.650%	4/15/18	3,875	3,359
Dell Inc.	6.500%	4/15/38	3,800	3,133
Dun & Bradstreet Corp.	6.000%	4/1/13	6,000	5,700
Electronic Data Systems	6.000%	8/1/13	6,275	6,491
Equifax Inc.	6.300%	7/1/17	1,300	930
Equifax Inc.	7.000%	7/1/37	1,900	[1,2]06
Fiserv, Inc.	6.125%	11/20/12	11,075	10,379
Fiserv, Inc.	6.800%	11/20/17	7,075	6,067
Harris Corp.	5.000%	10/1/15	4,400	3,716
Harris Corp.	5.950%	12/1/17	225	194
Hewlett-Packard Co.	6.500%	7/1/12	1,835	1,990
Hewlett-Packard Co.	4.500%	3/1/13	15,825	16,129
Hewlett-Packard Co.	5.400%	3/1/17	2,035	2,071
Hewlett-Packard Co.	5.500%	3/1/18	4,275	4,373
IBM International Group Capital	5.050%	10/22/12	25,525	26,782
International Business Machines Corp.	4.950%	3/22/11	3,225	3,338
International Business Machines Corp.	7.500%	6/15/13	3,575	4,026
International Business Machines Corp.	5.700%	9/14/17	26,975	28,623
International Business Machines Corp.	7.000%	10/30/25	720	819
International Business Machines Corp.	6.220%	8/1/27	6,250	6,604
International Business Machines Corp.	6.500%	1/15/28	700	763
International Business Machines Corp.	5.875%	11/29/32	500	513
International Business Machines Corp.	8.000%	10/15/38	500	666
International Business Machines Corp.	7.125%	12/1/96	6,735	7,771
Intuit Inc.	5.400%	3/15/12	2,475	2,271
Intuit Inc.	5.750%	3/15/17	2,925	2,118
Lexmark International Inc.	5.900%	6/1/13	3,450	2,961
Lexmark International Inc.	6.650%	6/1/18	5,575	4,089
Motorola, Inc.	7.625%	11/15/10	619	546
Motorola, Inc.	8.000%	11/1/11	725	616
Motorola, Inc.	5.375%	11/15/12	6,125	4,573
Motorola, Inc.	6.000%	11/15/17	1,675	1,028
Motorola, Inc.	7.500%	5/15/25	1,000	538
Motorola, Inc.	6.500%	9/1/25	1,550	803
Motorola, Inc.	6.500%	11/15/28	500	259
Motorola, Inc.	6.625%	11/15/37	2,450	1,159
National Semiconductor	6.150%	6/15/12	750	591
National Semiconductor	6.600%	6/15/17	7,400	5,372
Oracle Corp.	5.000%	1/15/11	6,150	6,295
Oracle Corp.	4.950%	4/15/13	6,350	6,547
Oracle Corp.	5.250%	1/15/16	9,990	10,269
Oracle Corp.	5.750%	4/15/18	17,010	17,643
Oracle Corp.	6.500%	4/15/38	7,200	8,319
Pitney Bowes, Inc.	4.625%	10/1/12	4,050	3,979
Pitney Bowes, Inc.	3.875%	6/15/13	5,050	4,796
Pitney Bowes, Inc.	4.875%	8/15/14	350	337
Pitney Bowes, Inc.	4.750%	1/15/16	13,750	13,012
Pitney Bowes, Inc.	5.750%	9/15/17	4,450	4,388
Pitney Bowes, Inc.	4.750%	5/15/18	375	348
Pitney Bowes, Inc.	5.250%	1/15/37	550	508
Science Applications International Corp.	6.250%	7/1/12	[1,2]75	1,306
Science Applications International Corp.	5.500%	7/1/33	1,775	1,330
Tyco Electronics Group	6.000%	10/1/12	2,450	1,982
Tyco Electronics Group	6.550%	10/1/17	9,325	7,843
Tyco Electronics Group	7.125%	10/1/37	750	560
Xerox Capital Trust I	8.000%	2/1/27	5,750	3,867
Xerox Corp.	7.125%	6/15/10	4,000	3,756
Xerox Corp.	6.875%	8/15/11	2,425	2,116
Xerox Corp.	5.500%	5/15/12	3,200	2,507
Xerox Corp.	7.625%	6/15/13	4,425	3,693
Xerox Corp.	6.400%	3/15/16	5,125	3,822
Xerox Corp.	6.750%	2/1/17	3,700	2,644
Xerox Corp.	6.350%	5/15/18	13,325	10,352

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (0.4%)
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	500	516
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	3,720	3,820
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	3,375	3,386
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	3,025	2,950
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	4,100	4,006
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	6,400	6,418
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	3,975	3,670
Burlington Northern Santa Fe Corp.	6.150%	5/1/37	75	70
Canadian National Railway Co.	6.375%	10/15/11	1,075	1,100
Canadian National Railway Co.	4.400%	3/15/13	3,175	3,129
Canadian National Railway Co.	4.950%	1/15/14	700	684
Canadian National Railway Co.	5.800%	6/1/16	950	963
Canadian National Railway Co.	5.850%	11/15/17	1,425	1,452
Canadian National Railway Co.	6.800%	7/15/18	11,025	12,011
Canadian National Railway Co.	6.900%	7/15/28	700	766
Canadian National Railway Co.	6.250%	8/1/34	1,925	1,944
Canadian National Railway Co.	6.200%	6/1/36	3,025	3,077
Canadian Pacific Railway Co.	6.250%	10/15/11	10,950	10,642
Canadian Pacific Railway Co.	7.125%	10/15/31	550	440
Canadian Pacific Railway Co.	5.950%	5/15/37	[1,2]00	834
CNF, Inc.	6.700%	5/1/34	4,150	2,991
Continental Airlines, Inc.	6.563%	2/15/12	2,450	1,954
2 Continental Airlines, Inc.	6.648%	9/15/17	8,362	6,376
2 Continental Airlines, Inc.	6.900%	1/2/18	4,647	3,637
2 Continental Airlines, Inc.	6.545%	2/2/19	519	413
2 Continental Airlines, Inc.	5.983%	4/19/22	750	503
CSX Corp.	6.750%	3/15/11	2,450	2,451
CSX Corp.	6.300%	3/15/12	1,775	1,745
CSX Corp.	5.750%	3/15/13	125	119
CSX Corp.	6.250%	4/1/15	2,750	2,704
CSX Corp.	5.600%	5/1/17	1,875	1,681
CSX Corp.	6.250%	3/15/18	300	277
CSX Corp.	7.950%	5/1/27	325	331
CSX Corp.	6.000%	10/1/36	7,550	6,108
CSX Corp.	6.150%	5/1/37	2,875	2,372
CSX Corp.	7.450%	4/1/38	2,350	2,290
Delta Air Lines Enhanced Equipment Trust Certificates	6.417%	7/2/12	4,100	2,962
2 Delta Air Lines Enhanced Equipment Trust Certificates	6.718%	1/2/23	3,814	2,446
Delta Air Lines, Inc.	7.111%	9/18/11	4,100	3,157
2 Delta Air Lines, Inc.	6.821%	8/10/22	5,610	3,338
Norfolk Southern Corp.	6.750%	2/15/11	6,000	6,100
Norfolk Southern Corp.	5.257%	9/17/14	45	43
Norfolk Southern Corp.	7.700%	5/15/17	6,375	6,901
Norfolk Southern Corp.	5.750%	4/1/18	1,750	1,704
Norfolk Southern Corp.	9.750%	6/15/20	1,696	1,967
Norfolk Southern Corp.	5.590%	5/17/25	634	582
Norfolk Southern Corp.	7.800%	5/15/27	2,495	2,759
Norfolk Southern Corp.	5.640%	5/17/29	2,205	2,070
Norfolk Southern Corp.	7.050%	5/1/37	12,995	13,549
Norfolk Southern Corp.	7.900%	5/15/97	2,075	2,331
Ryder System Inc.	5.950%	5/2/11	3,375	3,028
Ryder System Inc.	5.850%	3/1/14	2,000	1,556
Ryder System Inc.	7.200%	9/1/15	4,375	3,259
Ryder System Inc.	5.850%	11/1/16	1,950	1,613
Southwest Airlines Co.	6.500%	3/1/12	7,950	7,487
Southwest Airlines Co.	5.250%	10/1/14	275	210
Southwest Airlines Co.	5.750%	12/15/16	3,950	2,703
Southwest Airlines Co.	5.125%	3/1/17	850	597
2 Southwest Airlines Co.	6.150%	8/1/22	2,030	1,584
Union Pacific Corp.	3.625%	6/1/10	2,040	2,004
Union Pacific Corp.	6.650%	1/15/11	6,005	6,049
Union Pacific Corp.	6.125%	1/15/12	200	202
Union Pacific Corp.	6.500%	4/15/12	2,383	2,441
Union Pacific Corp.	5.450%	1/31/13	2,750	2,681
Union Pacific Corp.	7.000%	2/1/16	450	471

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	5.650%	5/1/17	5,200	4,958
Union Pacific Corp.	5.750%	11/15/17	8,525	8,150
Union Pacific Corp.	5.700%	8/15/18	8,650	8,384
Union Pacific Corp.	6.625%	2/1/29	1,950	1,847
2 Union Pacific Railroad Co.	6.176%	1/2/31	1,562	1,531
United Parcel Service of America	4.500%	1/15/13	2,750	2,880
United Parcel Service of America	5.500%	1/15/18	4,185	4,452
United Parcel Service of America	6.200%	1/15/38	4,875	5,374
				5,610,658
Utilities (1.8%)
Electric (1.4%)
AEP Texas Central Co.	6.650%	2/15/33	2,775	2,536
Alabama Power Co.	4.850%	12/15/12	2,400	2,390
Alabama Power Co.	5.500%	10/15/17	3,975	3,927
American Electric Power Co., Inc.	5.375%	3/15/10	925	927
American Electric Power Co., Inc.	5.250%	6/1/15	875	798
American Water Capital Corp.	6.085%	10/15/17	8,800	7,692
American Water Capital Corp.	6.593%	10/15/37	6,300	4,814
Appalachian Power Co.	7.000%	4/1/38	6,900	6,594
Arizona Public Service Co.	6.375%	10/15/11	800	751
Arizona Public Service Co.	5.800%	6/30/14	725	602
Arizona Public Service Co.	4.650%	5/15/15	925	712
Arizona Public Service Co.	5.500%	9/1/35	700	402
Baltimore Gas & Electric Co.	5.900%	10/1/16	4,250	3,849
Baltimore Gas & Electric Co.	6.350%	10/1/36	625	501
Carolina Power & Light Co.	6.500%	7/15/12	[1,2]50	[1,2]74
Carolina Power & Light Co.	5.125%	9/15/13	6,400	6,528
Carolina Power & Light Co.	6.300%	4/1/38	2,750	2,995
CenterPoint Energy Houston	5.700%	3/15/13	16,860	15,702
CenterPoint Energy Houston	5.750%	1/15/14	500	476
CenterPoint Energy Houston	6.950%	3/15/33	400	368
Cincinnati Gas & Electric Co.	5.700%	9/15/12	4,925	4,842
Cleveland Electric Illumination Co.	7.880%	11/1/17	1,375	1,410
Columbus Southern Power	5.850%	10/1/35	6,700	5,867
Commonwealth Edison Co.	6.150%	3/15/12	2,025	1,997
Commonwealth Edison Co.	5.950%	8/15/16	10,855	10,204
Commonwealth Edison Co.	6.150%	9/15/17	15,025	14,130
Commonwealth Edison Co.	5.800%	3/15/18	3,675	3,304
Commonwealth Edison Co.	5.875%	2/1/33	590	503
Commonwealth Edison Co.	5.900%	3/15/36	800	665
Commonwealth Edison Co.	6.450%	1/15/38	3,875	3,536
Connecticut Light & Power Co.	6.350%	6/1/36	6,975	7,139
Consolidated Edison Co. of New York	4.875%	2/1/13	3,715	3,639
Consolidated Edison Co. of New York	5.375%	12/15/15	1,600	1,568
Consolidated Edison Co. of New York	5.500%	9/15/16	6,200	6,075
Consolidated Edison Co. of New York	5.300%	3/1/35	2,450	2,104
Consolidated Edison Co. of New York	5.850%	3/15/36	2,325	2,155
Consolidated Edison Co. of New York	6.200%	6/15/36	3,575	3,474
Consolidated Edison Co. of New York	6.300%	8/15/37	7,000	6,890
Consolidated Edison Co. of New York	6.750%	4/1/38	2,700	2,816
Constellation Energy Group, Inc.	6.125%	9/1/09	875	869
Constellation Energy Group, Inc.	7.000%	4/1/12	[1,2]75	1,150
Constellation Energy Group, Inc.	4.550%	6/15/15	18,050	13,725
Constellation Energy Group, Inc.	7.600%	4/1/32	2,390	2,033
Consumers Energy Co.	5.000%	2/15/12	2,500	2,427
Consumers Energy Co.	5.375%	4/15/13	5,175	5,080
Consumers Energy Co.	5.500%	8/15/16	1,925	1,824
Consumers Energy Co.	5.650%	4/15/20	1,000	934
Detroit Edison Co.	6.125%	10/1/10	2,730	2,783
Detroit Edison Co.	5.700%	10/1/37	1,000	912
Dominion Resources, Inc.	4.750%	12/15/10	2,225	2,160
Dominion Resources, Inc.	6.250%	6/30/12	2,790	2,748
Dominion Resources, Inc.	5.700%	9/17/12	850	842
Dominion Resources, Inc.	5.150%	7/15/15	19,050	18,012
Dominion Resources, Inc.	6.000%	11/30/17	5,300	5,079

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources, Inc.	6.300%	3/15/33	1,675	1,424
Dominion Resources, Inc.	5.250%	8/1/33	3,225	2,919
Dominion Resources, Inc.	5.950%	6/15/35	9,825	8,675
Dominion Resources, Inc.	7.000%	6/15/38	[1,2]75	[1,2]33
2 Dominion Resources, Inc.	7.500%	6/30/66	4,325	2,223
2 Dominion Resources, Inc.	6.300%	9/30/66	2,750	[1,2]78
DTE Energy Co.	7.050%	6/1/11	6,640	6,582
DTE Energy Co.	6.375%	4/15/33	275	217
3 Duke Energy Carolinas LLC	5.750%	11/15/13	500	523
Duke Energy Carolinas LLC	6.100%	6/1/37	10,725	10,767
Duke Energy Carolinas LLC	6.000%	1/15/38	475	474
Duke Energy Carolinas LLC	6.050%	4/15/38	3,425	3,438
Duke Energy Corp.	6.250%	1/15/12	8,707	9,030
Duke Energy Corp.	6.000%	12/1/28	1,900	1,929
Duke Energy Corp.	6.450%	10/15/32	1,500	1,610
Duke Energy Indiana Inc.	6.350%	8/15/38	9,925	10,589
El Paso Electric Co.	6.000%	5/15/35	2,200	1,503
Empresa Nacional Electric	8.350%	8/1/13	2,900	3,125
Energy East Corp.	6.750%	6/15/12	6,050	6,051
Energy East Corp.	6.750%	7/15/36	4,275	3,614
3 Entergy Gulf States, Inc.	6.000%	5/1/18	10,525	9,130
Entergy Louisiana LLC	6.500%	9/1/18	1,575	1,445
Exelon Corp.	6.750%	5/1/11	500	494
Exelon Corp.	4.900%	6/15/15	5,200	4,477
Exelon Corp.	5.625%	6/15/35	935	624
FirstEnergy Corp.	6.450%	11/15/11	52,330	51,074
FirstEnergy Corp.	7.375%	11/15/31	8,190	7,762
Florida Power & Light Co.	4.850%	2/1/13	3,000	3,006
Florida Power & Light Co.	5.550%	11/1/17	2,275	2,375
Florida Power & Light Co.	5.950%	10/1/33	50	54
Florida Power & Light Co.	5.625%	4/1/34	4,450	4,574
Florida Power & Light Co.	5.400%	9/1/35	2,075	2,069
Florida Power & Light Co.	6.200%	6/1/36	4,700	5,219
Florida Power & Light Co.	5.650%	2/1/37	4,725	4,908
Florida Power & Light Co.	5.850%	5/1/37	2,450	2,620
Florida Power & Light Co.	5.950%	2/1/38	9,975	10,820
Florida Power Corp.	4.500%	6/1/10	3,825	3,800
Florida Power Corp.	4.800%	3/1/13	12,175	11,777
Florida Power Corp.	5.650%	6/15/18	3,725	3,841
Florida Power Corp.	6.350%	9/15/37	5,300	5,847
Florida Power Corp.	6.400%	6/15/38	4,200	4,802
FPL Group Capital, Inc.	5.625%	9/1/11	3,975	4,115
FPL Group Capital, Inc.	5.350%	6/15/13	5,625	5,648
2 FPL Group Capital, Inc.	6.350%	10/1/66	2,600	[1,2]91
2 FPL Group Capital, Inc.	6.650%	6/15/67	3,200	1,602
Georgia Power Co.	5.700%	6/1/17	2,340	2,367
Georgia Power Co.	5.650%	3/1/37	425	404
Illinois Power	6.125%	11/15/17	1,475	1,304
Illinois Power	6.250%	4/1/18	5,700	4,980
Indiana Michigan Power Co.	6.050%	3/15/37	7,475	6,084
2 Integrys Energy Group	6.110%	12/1/66	5,150	2,557
Jersey Central Power & Light	5.625%	5/1/16	3,575	3,301
Jersey Central Power & Light	5.650%	6/1/17	2,250	2,076
Kansas City Power & Light	6.050%	11/15/35	2,075	1,655
MidAmerican Energy Co.	5.650%	7/15/12	3,200	3,206
MidAmerican Energy Co.	5.125%	1/15/13	7,875	7,730
MidAmerican Energy Co.	5.950%	7/15/17	1,675	1,746
MidAmerican Energy Co.	5.300%	3/15/18	550	543
MidAmerican Energy Co.	6.750%	12/30/31	5,475	5,526
MidAmerican Energy Co.	5.750%	11/1/35	1,700	1,506
MidAmerican Energy Holdings Co.	5.875%	10/1/12	7,020	6,957
MidAmerican Energy Holdings Co.	5.000%	2/15/14	1,425	1,360
MidAmerican Energy Holdings Co.	5.750%	4/1/18	5,925	5,892
MidAmerican Energy Holdings Co.	8.480%	9/15/28	700	742
MidAmerican Energy Holdings Co.	6.125%	4/1/36	22,975	2[1,2]73
MidAmerican Energy Holdings Co.	5.950%	5/15/37	8,625	7,837

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,050	1,014
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	18,810	20,030
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	6,125	5,788
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	2,140	1,963
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	275	253
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,960	4,535
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	4,000	3,888
Nevada Power Co.	6.750%	7/1/37	1,500	1,341
NiSource Finance Corp.	7.875%	11/15/10	6,660	6,133
NiSource Finance Corp.	6.150%	3/1/13	525	396
NiSource Finance Corp.	5.400%	7/15/14	1,350	911
NiSource Finance Corp.	5.250%	9/15/17	1,525	1,034
NiSource Finance Corp.	6.400%	3/15/18	850	551
NiSource Finance Corp.	6.800%	1/15/19	150	103
NiSource Finance Corp.	5.450%	9/15/20	1,675	1,018
Northern States Power Co.	5.250%	3/1/18	2,325	2,346
Northern States Power Co.	5.250%	7/15/35	425	403
Northern States Power Co.	6.250%	6/1/36	1,975	2,148
Northern States Power Co.	6.200%	7/1/37	3,600	3,895
NStar Electric Co.	4.875%	4/15/14	2,200	2,114
NStar Electric Co.	5.625%	11/15/17	5,650	5,365
Ohio Edison	6.400%	7/15/16	4,650	4,050
Ohio Power Co.	5.750%	9/1/13	8,525	8,391
Ohio Power Co.	6.000%	6/1/16	3,975	3,910
Oncor Electric Delivery Co.	6.375%	5/1/12	3,650	3,619
Oncor Electric Delivery Co.	6.375%	1/15/15	7,175	6,797
Oncor Electric Delivery Co.	7.000%	9/1/22	600	559
Oncor Electric Delivery Co.	7.000%	5/1/32	2,125	1,918
Oncor Electric Delivery Co.	7.250%	1/15/33	4,475	4,088
Pacific Gas & Electric Co.	4.200%	3/1/11	29,075	28,558
Pacific Gas & Electric Co.	4.800%	3/1/14	5,125	4,990
Pacific Gas & Electric Co.	5.625%	11/30/17	4,250	4,354
Pacific Gas & Electric Co.	6.050%	3/1/34	5,855	6,070
Pacific Gas & Electric Co.	5.800%	3/1/37	8,300	8,509
PacifiCorp	6.900%	11/15/11	7,600	8,002
PacifiCorp	7.700%	11/15/31	[1,2]50	1,500
PacifiCorp	5.250%	6/15/35	50	45
PacifiCorp	6.250%	10/15/37	800	830
PECO Energy Co.	5.350%	3/1/18	2,000	1,926
Pennsylvania Electric Co.	6.050%	9/1/17	2,775	2,477
Pepco Holdings, Inc.	6.450%	8/15/12	8,075	7,559
Pepco Holdings, Inc.	7.450%	8/15/32	1,475	[1,2]19
Potomac Electric Power	6.500%	11/15/37	1,000	978
PPL Energy Supply LLC	6.400%	11/1/11	12,350	11,860
PPL Energy Supply LLC	6.300%	7/15/13	3,700	3,473
PPL Energy Supply LLC	5.400%	8/15/14	1,000	856
PPL Energy Supply LLC	6.200%	5/15/16	3,825	3,041
PPL Energy Supply LLC	6.500%	5/1/18	2,550	2,093
PPL Energy Supply LLC	6.000%	12/15/36	2,050	1,437
Progress Energy, Inc.	7.100%	3/1/11	6,686	6,701
Progress Energy, Inc.	6.850%	4/15/12	2,200	2,226
Progress Energy, Inc.	5.625%	1/15/16	1,375	[1,2]70
Progress Energy, Inc.	7.750%	3/1/31	1,800	1,815
Progress Energy, Inc.	7.000%	10/30/31	5,650	5,244
PSE&G Power LLC	7.750%	4/15/11	1,075	1,073
PSE&G Power LLC	6.950%	6/1/12	17,025	16,745
PSE&G Power LLC	5.000%	4/1/14	2,800	2,474
PSE&G Power LLC	5.500%	12/1/15	3,275	2,858
PSE&G Power LLC	8.625%	4/15/31	400	418
PSI Energy Inc.	5.000%	9/15/13	200	190
PSI Energy Inc.	6.050%	6/15/16	425	404
PSI Energy Inc.	6.120%	10/15/35	1,400	1,313
Public Service Co. of Colorado	7.875%	10/1/12	9,800	10,408
Public Service Co. of Colorado	5.500%	4/1/14	65	64
Public Service Co. of Colorado	5.800%	8/1/18	1,900	1,945
Public Service Co. of Colorado	6.250%	9/1/37	1,850	1,907

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	6.500%	8/1/38	3,300	3,517
Public Service Co. of Oklahoma	6.625%	11/15/37	5,550	5,027
Public Service Electric & Gas	5.250%	7/1/35	325	282
Public Service Electric & Gas	5.800%	5/1/37	6,000	5,627
Puget Sound Energy Inc.	5.483%	6/1/35	950	761
Puget Sound Energy Inc.	6.274%	3/15/37	5,275	4,705
SCANA Corp.	6.875%	5/15/11	7,825	8,028
Sierra Pacific Power Co.	6.000%	5/15/16	2,925	2,754
Sierra Pacific Power Co.	6.750%	7/1/37	5,000	4,550
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,900	2,099
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,750	3,066
South Carolina Electric & Gas Co.	5.300%	5/15/33	220	208
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,475	1,543
Southern California Edison Co.	5.000%	1/15/14	3,450	3,520
Southern California Edison Co.	4.650%	4/1/15	2,075	2,033
Southern California Edison Co.	5.000%	1/15/16	1,450	1,448
Southern California Edison Co.	5.750%	4/1/35	1,025	1,102
Southern California Edison Co.	5.350%	7/15/35	5,450	5,551
Southern California Edison Co.	5.625%	2/1/36	8,175	8,651
Southern California Edison Co.	5.550%	1/15/37	9,875	10,351
Southern California Edison Co.	5.950%	2/1/38	100	111
Southern Co.	5.300%	1/15/12	2,075	2,098
Southern Power Co.	6.250%	7/15/12	4,155	4,195
Southern Power Co.	4.875%	7/15/15	7,925	6,969
Southwestern Electric Power	5.550%	1/15/17	500	468
Southwestern Electric Power	6.450%	1/15/19	4,575	4,483
Tampa Electric Co.	6.375%	8/15/12	5,000	4,879
Tampa Electric Co.	6.550%	5/15/36	3,675	3,225
Toledo Edison Co.	6.150%	5/15/37	400	319
TransAlta Corp.	6.650%	5/15/18	1,550	1,391
Union Electric Co.	5.400%	2/1/16	3,950	3,427
Virginia Electric & Power Co.	5.100%	11/30/12	675	660
Virginia Electric & Power Co.	5.400%	1/15/16	1,100	1,079
Virginia Electric & Power Co.	6.000%	1/15/36	7,150	6,810
Virginia Electric & Power Co.	6.000%	5/15/37	3,125	3,054
Virginia Electric & Power Co.	6.350%	11/30/37	2,275	2,269
Virginia Electric & Power Co.	8.875%	11/15/38	275	349
Wisconsin Electric Power Co.	6.000%	4/1/14	475	510
Wisconsin Electric Power Co.	5.625%	5/15/33	1,175	1,123
Wisconsin Electric Power Co.	5.700%	12/1/36	1,025	988
Wisconsin Energy Corp.	6.500%	4/1/11	10,750	11,045
2 Wisconsin Energy Corp.	6.250%	5/15/67	16,950	8,404
Wisconsin Power & Light Co.	6.375%	8/15/37	5,050	4,860
Xcel Energy, Inc.	5.613%	4/1/17	736	663
Xcel Energy, Inc.	6.500%	7/1/36	3,600	3,312

Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	2,350	2,367
AGL Capital Corp.	6.000%	10/1/34	150	109
Atmos Energy Corp.	4.000%	10/15/09	5,175	5,024
Atmos Energy Corp.	4.950%	10/15/14	3,630	3,180
Boardwalk Pipelines LLC	5.500%	2/1/17	4,025	3,233
British Transco Finance	6.625%	6/1/18	2,050	1,869
Buckeye Partners LP	6.050%	1/15/18	450	390
CenterPoint Energy Resources	7.875%	4/1/13	4,030	3,998
CenterPoint Energy Resources	6.150%	5/1/16	1,375	1,196
Consolidated Natural Gas	6.250%	11/1/11	8,800	8,994
Consolidated Natural Gas	5.000%	12/1/14	5,625	5,218
Duke Capital Corp.	6.250%	2/15/13	1,375	1,334
Duke Capital Corp.	5.500%	3/1/14	3,825	3,406
Duke Capital Corp.	5.668%	8/15/14	250	223
Duke Capital Corp.	6.750%	2/15/32	2,800	2,154
Duke Energy Field Services	7.875%	8/16/10	4,600	4,609
Duke Energy Field Services	8.125%	8/16/30	225	203
El Paso Natural Gas Co.	5.950%	4/15/17	2,625	2,134

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enbridge Energy Partners	6.500%	4/15/18	2,850	2,372
Enbridge Energy Partners	9.875%	3/1/19	5,550	5,591
Enbridge Energy Partners	7.500%	4/15/38	6,625	5,403
Enbridge Inc.	5.600%	4/1/17	375	313
Energy Transfer Partners LP	5.650%	8/1/12	5,475	4,973
Energy Transfer Partners LP	5.950%	2/1/15	8,200	7,091
Energy Transfer Partners LP	6.125%	2/15/17	1,425	1,198
Energy Transfer Partners LP	6.625%	10/15/36	1,750	[1,2]26
Energy Transfer Partners LP	7.500%	7/1/38	725	567
6 Enron Corp.	7.625%	9/10/04	2,000	10
6 Enron Corp.	6.625%	11/15/05	1,375	7
6 Enron Corp.	7.125%	5/15/07	8,646	43
6 Enron Corp.	6.875%	10/15/07	8,500	42
6 Enron Corp.	6.750%	8/1/09	6,445	32
Enterprise Products Operating LP	4.950%	6/1/10	4,475	4,327
Enterprise Products Operating LP	5.650%	4/1/13	4,425	3,963
Enterprise Products Operating LP	5.600%	10/15/14	4,600	3,916
Enterprise Products Operating LP	6.300%	9/15/17	11,150	9,619
Enterprise Products Operating LP	6.500%	1/31/19	3,525	2,942
Enterprise Products Operating LP	6.875%	3/1/33	1,775	1,381
Enterprise Products Operating LP	6.650%	10/15/34	150	113
Equitable Resources Inc.	6.500%	4/1/18	14,650	13,252
6 HNG Internorth	9.625%	3/15/06	4,680	23
KeySpan Corp.	7.625%	11/15/10	1,400	1,457
Kinder Morgan Energy Partners LP	6.750%	3/15/11	975	944
Kinder Morgan Energy Partners LP	7.125%	3/15/12	6,885	6,399
Kinder Morgan Energy Partners LP	5.850%	9/15/12	7,375	6,789
Kinder Morgan Energy Partners LP	5.000%	12/15/13	6,775	6,075
Kinder Morgan Energy Partners LP	5.125%	11/15/14	2,150	1,848
Kinder Morgan Energy Partners LP	6.000%	2/1/17	40	34
Kinder Morgan Energy Partners LP	5.950%	2/15/18	7,925	6,761
Kinder Morgan Energy Partners LP	7.300%	8/15/33	250	209
Kinder Morgan Energy Partners LP	6.500%	2/1/37	650	502
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,620	2,963
Magellan Midstream Partners, LP	5.650%	10/15/16	1,025	922
National Grid PLC	6.300%	8/1/16	9,800	8,428
NuStar Energy LP	7.650%	4/15/18	5,775	5,194
ONEOK Inc.	5.200%	6/15/15	3,500	2,901
ONEOK Inc.	6.000%	6/15/35	2,800	2,029
ONEOK Partners, LP	5.900%	4/1/12	3,325	3,134
ONEOK Partners, LP	6.150%	10/1/16	5,350	4,599
ONEOK Partners, LP	6.650%	10/1/36	14,700	11,661
ONEOK Partners, LP	6.850%	10/15/37	5,900	4,567
Panhandle Eastern Pipeline	6.200%	11/1/17	9,525	7,564
Panhandle Eastern Pipeline	7.000%	6/15/18	1,375	1,147
Plains All American Pipeline LP	6.650%	1/15/37	1,325	909
Reliant Energy Resources	7.750%	2/15/11	1,000	1,021
San Diego Gas & Electric	5.300%	11/15/15	2,525	2,528
San Diego Gas & Electric	5.350%	5/15/35	950	878
San Diego Gas & Electric	6.125%	9/15/37	325	334
Sempra Energy	7.950%	3/1/10	1,075	1,088
Sempra Energy	6.000%	2/1/13	900	867
Sempra Energy	6.150%	6/15/18	100	93
Southern California Gas Co.	5.750%	11/15/35	1,000	945
3 Southern Natural Gas	5.900%	4/1/17	8,435	6,454
Southern Union Co.	7.600%	2/1/24	1,000	711
Spectra Energy Corp.	6.200%	4/15/18	[1,2]50	1,099
Teppco Partners, LP	5.900%	4/15/13	2,800	2,512
Teppco Partners, LP	6.650%	4/15/18	2,825	2,423
Teppco Partners, LP	7.550%	4/15/38	1,800	1,365
Texas Eastern Transmission	7.000%	7/15/32	300	264
Texas Gas Transmission	4.600%	6/1/15	3,175	2,652
Trans-Canada Pipelines	4.000%	6/15/13	4,250	3,817
Trans-Canada Pipelines	6.500%	8/15/18	4,850	4,732
Trans-Canada Pipelines	5.600%	3/31/34	3,230	2,563
Trans-Canada Pipelines	5.850%	3/15/36	10,250	8,471

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Trans-Canada Pipelines	6.200%	10/15/37	3,450	3,082
2 Trans-Canada Pipelines	6.350%	5/15/67	13,805	6,301
Transcontinental Gas Pipe Line Corp.	7.000%	8/15/11	4,375	4,319
Williams Cos., Inc.	7.125%	9/1/11	7,650	6,961
Williams Cos., Inc.	8.125%	3/15/12	2,600	2,418
Williams Cos., Inc.	7.625%	7/15/19	11,650	9,203
Williams Cos., Inc.	7.500%	1/15/31	11,575	7,871
Williams Cos., Inc.	7.750%	6/15/31	2,825	1,949

Other Utilities (0.0%)
Veolia Environnement	6.750%	6/1/38	125	105
				1,225,372

Total Corporate Bonds (Cost $16,537,850)				14,938,623

Sovereign Bonds (U.S. Dollar-Denominated) (2.9%)
Asian Development Bank	4.125%	9/15/10	500	521
Asian Development Bank	4.500%	9/4/12	1,375	1,476
Asian Development Bank	3.625%	9/5/13	29,000	30,437
Asian Development Bank	5.250%	6/12/17	700	823
Asian Development Bank	5.593%	7/16/18	3,528	4,255
Canada Mortgage & Housing Corp.	4.800%	10/1/10	1,375	1,444
China Development Bank	4.750%	10/8/14	4,425	4,532
China Development Bank	5.000%	10/15/15	1,800	1,777
Corp. Andina de Fomento	5.200%	5/21/13	5,500	4,924
Corp. Andina de Fomento	5.750%	1/12/17	11,600	9,667
Development Bank of Japan	4.250%	6/9/15	2,500	2,610
Eksportfinans	5.500%	5/25/16	10,395	1[1,2]26
Eksportfinans	5.500%	6/26/17	7,975	8,691
European Investment Bank	5.000%	2/8/10	3,350	3,469
European Investment Bank	4.000%	3/3/10	25,925	26,544
European Investment Bank	4.125%	9/15/10	400	413
European Investment Bank	4.625%	9/15/10	10,975	11,473
European Investment Bank	3.250%	2/15/11	12,375	12,672
European Investment Bank	2.625%	5/16/11	6,000	6,075
European Investment Bank	5.250%	6/15/11	14,425	15,450
European Investment Bank	3.125%	7/15/11	4,225	4,317
European Investment Bank	3.250%	10/14/11	5,225	5,382
European Investment Bank	2.625%	11/15/11	4,225	4,297
European Investment Bank	4.625%	3/21/12	35,000	37,566
European Investment Bank	2.875%	3/15/13	9,600	9,669
European Investment Bank	3.250%	5/15/13	24,550	25,261
European Investment Bank	4.250%	7/15/13	39,700	42,439
European Investment Bank	4.625%	5/15/14	42,900	46,371
European Investment Bank	4.875%	2/16/16	625	692
European Investment Bank	5.125%	9/13/16	2,550	2,886
European Investment Bank	4.875%	1/17/17	24,625	28,088
European Investment Bank	5.125%	5/30/17	25,900	30,211
European Investment Bank	4.875%	2/15/36	400	490
Export Development Canada	3.750%	7/15/11	750	791
Export Development Canada	2.625%	11/15/11	6,550	6,722
Export-Import Bank of Korea	4.625%	3/16/10	2,450	2,325
Export-Import Bank of Korea	5.125%	2/14/11	11,900	11,164
Export-Import Bank of Korea	5.500%	10/17/12	9,725	9,049
Export-Import Bank of Korea	5.125%	3/16/15	1,075	871
Federation of Malaysia	7.500%	7/15/11	11,100	11,898
Federative Republic of Brazil	9.250%	10/22/10	4,700	5,135
Federative Republic of Brazil	11.000%	1/11/12	4,950	5,878
Federative Republic of Brazil	7.875%	3/7/15	8,100	9,173
Federative Republic of Brazil	6.000%	1/17/17	18,150	18,649
2 Federative Republic of Brazil	8.000%	1/15/18	28,150	31,429
Federative Republic of Brazil	8.875%	4/15/24	5,475	6,734
Federative Republic of Brazil	8.750%	2/4/25	14,800	18,056
Federative Republic of Brazil	10.125%	5/15/27	14,700	20,235
Federative Republic of Brazil	8.250%	1/20/34	17,675	21,519
Federative Republic of Brazil	7.125%	1/20/37	9,825	11,004
Federative Republic of Brazil	11.000%	8/17/40	29,200	37,960

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Financement Quebec	5.000%	10/25/12	4,450	4,811
Inter-American Development Bank	8.500%	3/15/11	2,240	2,541
Inter-American Development Bank	4.750%	10/19/12	4,900	5,297
Inter-American Development Bank	3.500%	3/15/13	12,000	12,431
Inter-American Development Bank	4.250%	9/14/15	1,900	2,077
Inter-American Development Bank	5.125%	9/13/16	300	345
Inter-American Development Bank	4.250%	9/10/18	27,725	30,544
Inter-American Development Bank	7.000%	6/15/25	3,175	4,423
International Bank for Reconstruction & Development	3.125%	11/15/11	700	723
International Bank for Reconstruction & Development	5.000%	4/1/16	18,625	21,556
International Bank for Reconstruction & Development	7.625%	1/19/23	4,200	6,150
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,704
International Bank for Reconstruction & Development	4.750%	2/15/35	775	915
Japan Bank International	4.750%	5/25/11	2,275	2,404
Japan Bank International	4.375%	11/26/12	6,400	6,720
Japan Bank International	4.250%	6/18/13	28,575	29,537
Japan Finance Corp.	5.875%	3/14/11	425	454
Japan Finance Corp.	4.625%	4/21/15	8,400	8,724
Japan Finance Corp.	5.000%	5/16/17	5,000	5,342
KFW International Finance Inc.	3.250%	10/14/11	16,700	17,205
Korea Development Bank	4.625%	9/16/10	2,675	2,512
Korea Development Bank	5.300%	1/17/13	2,675	2,467
Korea Development Bank	5.750%	9/10/13	12,015	10,251
Korea Electric Power	7.750%	4/1/13	6,950	6,803
Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	11,750	12,238
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	13,350	13,791
Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	25,925	26,579
Kreditanstalt fur Wiederaufbau	3.750%	6/27/11	26,450	27,484
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	16,000	17,266
Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	70,350	72,330
Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	14,625	15,172
Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	29,200	30,906
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	1,725	1,825
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	26,635	30,220
Kreditanstalt fur Wiederaufbau	4.375%	3/15/18	2,175	2,409
Kreditanstalt fur Wiederaufbau	4.500%	7/16/18	17,400	19,431
Landeskreditbank Baden-Wuerttemberg - Foerderbank	4.250%	9/15/10	1,925	2,009
Landeskreditbank Baden-Wuerttemberg - Foerderbank	4.875%	1/13/12	12,000	13,051
Landwirtschaftliche Rentenbank	3.875%	3/15/10	750	775
Landwirtschaftliche Rentenbank	5.250%	7/2/12	5,225	5,703
Landwirtschaftliche Rentenbank	3.250%	3/15/13	25,050	25,795
Landwirtschaftliche Rentenbank	4.875%	11/16/15	3,925	4,307
Landwirtschaftliche Rentenbank	5.125%	2/1/17	8,975	10,142
Mass Transit Railway Corp.	7.500%	11/8/10	425	459
Nordic Investment Bank	3.875%	6/15/10	750	774
Nordic Investment Bank	4.500%	9/13/10	4,000	4,176
Nordic Investment Bank	4.875%	3/15/11	500	531
Nordic Investment Bank	5.000%	2/1/17	5,350	6,163
Oesterreichische Kontrollbank	4.250%	10/6/10	400	420
Oesterreichische Kontrollbank	2.875%	3/15/11	12,000	12,323
Oesterreichische Kontrollbank	4.750%	11/8/11	3,250	3,459
Oesterreichische Kontrollbank	4.750%	10/16/12	5,275	5,679
Oesterreichische Kontrollbank	5.000%	4/25/17	16,675	18,942
Ontario Hydro Electric	7.450%	3/31/13	4,700	5,692
Pemex Project Funding Master Trust	9.125%	10/13/10	395	415
3 Pemex Project Funding Master Trust	5.750%	3/1/18	32,675	28,779
Pemex Project Funding Master Trust	6.625%	6/15/35	8,724	7,372
3 Pemex Project Funding Master Trust	6.625%	6/15/35	5,475	4,626
3 Pemex Project Funding Master Trust	6.625%	6/15/38	7,200	6,030
People’s Republic of China	4.750%	10/29/13	7,125	7,387
Petrobras International Finance	6.125%	10/6/16	16,325	15,823
Petrobras International Finance	5.875%	3/1/18	6,550	5,879
Petrobras International Finance	8.375%	12/10/18	4,000	4,105
Province of Manitoba	7.500%	2/22/10	5,075	5,386
Province of Nova Scotia	5.750%	2/27/12	1,975	2,128
Province of Ontario	3.125%	9/8/10	15,275	15,435

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Ontario	2.750%	2/22/11	3,000	3,017
Province of Ontario	3.375%	5/20/11	925	943
Province of Ontario	5.000%	10/18/11	19,825	20,774
Province of Ontario	3.500%	7/15/13	9,800	9,887
Province of Ontario	4.750%	1/19/16	2,200	2,373
Province of Ontario	5.450%	4/27/16	37,500	42,108
Province of Quebec	6.125%	1/22/11	8,135	8,719
Province of Quebec	4.875%	5/5/14	750	804
Province of Quebec	4.600%	5/26/15	9,575	9,881
Province of Quebec	5.125%	11/14/16	26,875	28,844
Province of Quebec	4.625%	5/14/18	7,450	7,794
Province of Quebec	7.125%	2/9/24	[1,2]30	1,585
Province of Quebec	7.500%	9/15/29	7,280	10,236
Province of Saskatchewan	7.375%	7/15/13	1,600	1,987
Quebec Hydro Electric	6.300%	5/11/11	16,350	17,487
Quebec Hydro Electric	8.000%	2/1/13	12,700	15,016
Quebec Hydro Electric	7.500%	4/1/16	1,825	2,258
Quebec Hydro Electric	8.400%	1/15/22	950	1,405
Quebec Hydro Electric	8.050%	7/7/24	3,000	4,276
Quebec Hydro Electric	8.500%	12/1/29	500	790
Region of Lombardy, Italy	5.804%	10/25/32	2,750	3,376
Republic of Chile	7.125%	1/11/12	4,075	4,581
Republic of Chile	5.500%	1/15/13	3,240	3,534
Republic of Hungary	4.750%	2/3/15	8,150	7,207
Republic of Italy	6.000%	2/22/11	12,325	13,161
Republic of Italy	3.500%	7/15/11	8,850	9,127
Republic of Italy	5.625%	6/15/12	19,450	21,197
Republic of Italy	4.500%	1/21/15	18,350	18,900
Republic of Italy	4.750%	1/25/16	26,075	27,551
Republic of Italy	5.250%	9/20/16	14,025	15,347
Republic of Italy	6.875%	9/27/23	12,950	16,365
Republic of Italy	5.375%	6/15/33	19,525	22,454
^ Republic of Korea	4.250%	6/1/13	21,775	20,362
Republic of Korea	5.625%	11/3/25	1,750	1,508
Republic of Peru	9.125%	2/21/12	1,000	1,070
Republic of Peru	9.875%	2/6/15	7,150	8,187
Republic of Peru	7.350%	7/21/25	5,950	5,861
2 Republic of Peru	6.550%	3/14/37	13,000	11,570
Republic of Poland	6.250%	7/3/12	7,725	8,007
Republic of Poland	5.250%	1/15/14	770	757
Republic of Poland	5.000%	10/19/15	3,625	3,493
Republic of South Africa	7.375%	4/25/12	9,450	9,332
Republic of South Africa	5.875%	5/30/22	4,100	3,444
State of Israel	4.625%	6/15/13	2,900	3,039
State of Israel	5.500%	11/9/16	8,875	9,491
Swedish Export Credit Corp.	4.875%	1/19/10	2,500	2,568
Swedish Export Credit Corp.	4.000%	6/15/10	2,775	2,856
Swedish Export Credit Corp.	4.500%	9/27/10	18,725	19,388
Swedish Export Credit Corp.	5.125%	3/1/17	1,500	1,657
United Mexican States	9.875%	2/1/10	3,055	3,276
United Mexican States	8.375%	1/14/11	12,267	13,248
United Mexican States	7.500%	1/14/12	5,597	6,017
United Mexican States	6.375%	1/16/13	5,605	5,843
United Mexican States	5.875%	1/15/14	8,075	8,257
United Mexican States	6.625%	3/3/15	2,711	2,874
United Mexican States	11.375%	9/15/16	6,000	8,100
United Mexican States	5.625%	1/15/17	36,300	36,391
United Mexican States	5.950%	3/19/19	12,500	12,562
United Mexican States	8.300%	8/15/31	11,375	13,735
United Mexican States	6.750%	9/27/34	34,838	36,406
United Mexican States	6.050%	1/11/40	6,200	6,029

Total Sovereign Bonds (Cost $1,873,091)				1,922,404

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (0.2%)
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	10,000	9,869
Connecticut GO	5.850%	3/15/32	9,900	9,476
Illinois (Taxable Pension) GO	4.950%	6/1/23	15,300	14,194
Illinois (Taxable Pension) GO	5.100%	6/1/33	47,850	41,916
Kansas Dev. Finance Auth. Rev. (Public Employee
Retirement System)	5.501%	5/1/34	5,500	5,040
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	11,775	11,909
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	190	186
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	3,485	3,347
Oregon (Taxable Pension) GO	5.762%	6/1/23	2,375	2,341
Oregon (Taxable Pension) GO	5.892%	6/1/27	3,250	3,135
Oregon School Board Assn.	4.759%	6/30/28	2,475	2,082
Oregon School Board Assn.	5.528%	6/30/28	1,475	1,372
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	5,050	3,163
Wisconsin Public Service Rev.	4.800%	5/1/13	3,025	3,026
Wisconsin Public Service Rev.	5.700%	5/1/26	3,425	3,116

Total Taxable Municipal Bonds (Cost $123,784)				114,172

			Shares

Temporary Cash Investments (1.5%)
7,8 Vanguard Market Liquidity Fund (Cost $1,008,837)	1.378%		1,008,836,880	1,008,837

Total Investments (100.6%) (Cost $64,891,766)				65,836,680

Other Assets and Liabilities—Net (–0.6%)[8]				(421,713)

Net Assets (100%)				65,414,967

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,816,000.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $348,794,000, representing 0.5% of net assets.

4 Adjustable-rate security.

5 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

6 Non-income-producing security--security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8 Includes $2,910,000 of collateral received for securities on loan.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (68.3%)

U.S. Government Securities (49.3%)
U.S. Treasury Bond	13.250%	5/15/14	35,000	36,586
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/11	17,575	21,456
U.S. Treasury Inflation-Indexed Note	2.375%	4/15/11	16,450	17,545
U.S. Treasury Note	3.500%	8/15/09	6,230	6,352
U.S. Treasury Note	3.500%	11/15/09	7,690	7,897
U.S. Treasury Note	3.125%	11/30/09	132,880	136,202
U.S. Treasury Note	3.250%	12/31/09	81,215	83,525
U.S. Treasury Note	2.125%	1/31/10	102,895	104,776
U.S. Treasury Note	3.500%	2/15/10	34,645	35,868
U.S. Treasury Note	4.750%	2/15/10	124,075	129,988
U.S. Treasury Note	6.500%	2/15/10	155,840	166,213
U.S. Treasury Note	2.000%	2/28/10	79,300	80,725
U.S. Treasury Note	1.750%	3/31/10	170,875	173,679
U.S. Treasury Note	4.500%	5/15/10	66,250	69,945
U.S. Treasury Note	2.625%	5/31/10	154,725	159,392
U.S. Treasury Note	2.875%	6/30/10	178,225	184,575
U.S. Treasury Note	2.750%	7/31/10	141,800	146,896
U.S. Treasury Note	4.125%	8/15/10	60,150	63,712
U.S. Treasury Note	5.750%	8/15/10	3,350	3,637
U.S. Treasury Note	2.375%	8/31/10	241,435	248,753
U.S. Treasury Note	2.000%	9/30/10	140,090	143,636
U.S. Treasury Note	1.500%	10/31/10	157,030	159,360
U.S. Treasury Note	4.500%	11/15/10	300	322
U.S. Treasury Note	1.250%	11/30/10	129,050	130,441
U.S. Treasury Note	4.375%	12/15/10	7,505	8,062
U.S. Treasury Note	0.875%	12/31/10	66,395	66,540
U.S. Treasury Note	5.000%	2/15/11	1,625	1,777
U.S. Treasury Note	4.750%	3/31/11	16,500	17,972
U.S. Treasury Note	4.875%	4/30/11	215	236
U.S. Treasury Note	5.125%	6/30/11	815	902
U.S. Treasury Note	4.875%	7/31/11	9,965	11,000
U.S. Treasury Note	4.625%	8/31/11	25,850	28,415
U.S. Treasury Note	4.500%	9/30/11	40,955	44,935
U.S. Treasury Note	1.750%	11/15/11	42,375	43,322
U.S. Treasury Note	4.500%	11/30/11	84,230	92,745
U.S. Treasury Note	1.125%	12/15/11	66,000	66,279
U.S. Treasury Note	4.625%	12/31/11	12,620	13,971
U.S. Treasury Note	4.750%	1/31/12	75,790	84,304
U.S. Treasury Note	4.625%	2/29/12	27,410	30,438
U.S. Treasury Note	4.500%	3/31/12	103,940	114,903
U.S. Treasury Note	4.500%	4/30/12	100,165	110,980
U.S. Treasury Note	4.750%	5/31/12	176,580	197,741
U.S. Treasury Note	4.875%	6/30/12	114,750	129,004
U.S. Treasury Note	4.625%	7/31/12	164,050	183,915
U.S. Treasury Note	4.375%	8/15/12	25	28
U.S. Treasury Note	4.125%	8/31/12	63,335	70,054
U.S. Treasury Note	3.875%	10/31/12	107,025	118,464
U.S. Treasury Note	3.375%	11/30/12	700	763
U.S. Treasury Note	2.750%	2/28/13	25,475	27,222
U.S. Treasury Note	3.625%	5/15/13	1,355	1,489
U.S. Treasury Note	3.500%	5/31/13	101,210	110,856
U.S. Treasury Note	3.375%	6/30/13	108,925	118,746
U.S. Treasury Note	3.375%	7/31/13	6,075	6,635
U.S. Treasury Note	3.125%	8/31/13	105,330	113,543
U.S. Treasury Note	3.125%	9/30/13	139,450	150,432
U.S. Treasury Note	2.750%	10/31/13	91,650	97,436
U.S. Treasury Note	4.250%	11/15/13	8,170	9,323
U.S. Treasury Note	2.000%	11/30/13	172,590	177,093
U.S. Treasury Note	1.500%	12/31/13	202,625	202,118
				4,763,124

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agency Bonds and Notes (19.0%)
1 Federal Farm Credit Bank	5.250%	9/13/10	2,325	2,475
1 Federal Farm Credit Bank	3.750%	12/6/10	24,200	25,271
1 Federal Farm Credit Bank	4.875%	2/18/11	7,000	7,477
1 Federal Farm Credit Bank	2.625%	4/21/11	6,750	6,905
1 Federal Farm Credit Bank	5.375%	7/18/11	2,100	2,287
1 Federal Farm Credit Bank	3.875%	8/25/11	6,300	6,601
1 Federal Farm Credit Bank	4.500%	10/17/12	4,200	4,565
1 Federal Farm Credit Bank	3.875%	10/7/13	2,500	2,642
1 Federal Home Loan Bank	3.875%	1/15/10	46,375	47,714
1 Federal Home Loan Bank	2.750%	3/12/10	6,575	6,698
1 Federal Home Loan Bank	4.375%	3/17/10	22,025	22,901
1 Federal Home Loan Bank	4.875%	5/14/10	43,950	46,129
1 Federal Home Loan Bank	5.250%	6/11/10	5,450	5,757
1 Federal Home Loan Bank	2.750%	6/18/10	46,650	47,643
1 Federal Home Loan Bank	4.500%	6/22/10	10,000	10,466
1 Federal Home Loan Bank	3.500%	7/16/10	17,800	18,416
1 Federal Home Loan Bank	3.375%	8/13/10	11,750	12,137
1 Federal Home Loan Bank	4.125%	8/13/10	9,050	9,444
1 Federal Home Loan Bank	3.375%	10/20/10	33,500	34,760
1 Federal Home Loan Bank	4.750%	12/10/10	2,325	2,470
1 Federal Home Loan Bank	3.625%	12/17/10	19,700	20,550
1 Federal Home Loan Bank	3.250%	3/11/11	5,000	5,176
1 Federal Home Loan Bank	3.125%	6/10/11	900	932
1 Federal Home Loan Bank	3.375%	6/24/11	30,000	31,337
1 Federal Home Loan Bank	3.625%	7/1/11	10,300	10,775
1 Federal Home Loan Bank	5.375%	8/19/11	37,350	40,887
1 Federal Home Loan Bank	3.750%	9/9/11	2,800	2,944
1 Federal Home Loan Bank	3.625%	9/16/11	5,575	5,868
1 Federal Home Loan Bank	4.875%	11/18/11	31,950	34,768
1 Federal Home Loan Bank	5.750%	5/15/12	14,000	15,688
1 Federal Home Loan Bank	4.625%	10/10/12	40,000	43,796
1 Federal Home Loan Bank	4.500%	11/15/12	30,000	32,838
1 Federal Home Loan Bank	4.000%	9/6/13	20,000	21,332
1 Federal Home Loan Bank	4.500%	9/16/13	7,800	8,509
1 Federal Home Loan Bank	3.625%	10/18/13	19,675	20,685
1 Federal Home Loan Mortgage Corp.	5.000%	6/11/09	30,000	30,608
1 Federal Home Loan Mortgage Corp.	4.875%	2/9/10	40,000	41,621
1 Federal Home Loan Mortgage Corp.	2.875%	4/30/10	31,000	31,730
1 Federal Home Loan Mortgage Corp.	2.875%	6/28/10	14,875	15,234
1 Federal Home Loan Mortgage Corp.	4.125%	7/12/10	45,600	47,568
1 Federal Home Loan Mortgage Corp.	3.250%	7/16/10	15,125	15,588
1 Federal Home Loan Mortgage Corp.	5.125%	8/23/10	50,000	53,101
1 Federal Home Loan Mortgage Corp.	6.875%	9/15/10	25,000	27,333
1 Federal Home Loan Mortgage Corp.	5.000%	10/18/10	2,000	2,126
1 Federal Home Loan Mortgage Corp.	3.125%	10/25/10	4,000	4,140
1 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	12,000	12,801
1 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	28,500	29,565
1 Federal Home Loan Mortgage Corp.	5.625%	3/15/11	20,000	21,765
1 Federal Home Loan Mortgage Corp.	5.875%	3/21/11	4,000	4,185
1 Federal Home Loan Mortgage Corp.	5.125%	4/18/11	26,000	28,096
1 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	12,500	13,848
1 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	4,475	4,741
1 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	22,500	24,505
1 Federal Home Loan Mortgage Corp.	4.500%	11/15/11	9,000	9,682
1 Federal Home Loan Mortgage Corp.	4.750%	3/5/12	13,000	14,166
1 Federal Home Loan Mortgage Corp.	5.125%	7/15/12	10,000	11,087
1 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	20,000	22,509
1 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	36,300	39,782
1 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	22,850	24,667
1 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	36,200	39,575
1 Federal Home Loan Mortgage Corp.	4.125%	9/27/13	10,000	10,804
1 Federal Home Loan Mortgage Corp.	4.500%	1/15/14	15,000	16,477
1 Federal Home Loan Mortgage Corp.	5.000%	1/30/14	9,000	9,997
1 Federal National Mortgage Assn.	7.250%	1/15/10	60,250	63,996
1 Federal National Mortgage Assn.	3.250%	2/10/10	9,275	9,501

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Federal National Mortgage Assn.	3.875%	2/15/10	31,975	33,016
1 Federal National Mortgage Assn.	4.750%	3/12/10	35,575	37,109
1 Federal National Mortgage Assn.	2.500%	4/9/10	50,000	50,864
1 Federal National Mortgage Assn.	3.000%	7/12/10	6,675	6,858
1 Federal National Mortgage Assn.	4.375%	9/13/10	25,000	26,267
1 Federal National Mortgage Assn.	2.875%	10/12/10	8,500	8,747
1 Federal National Mortgage Assn.	6.625%	11/15/10	16,850	18,503
1 Federal National Mortgage Assn.	4.750%	12/15/10	10,750	11,436
1 Federal National Mortgage Assn.	4.500%	2/15/11	14,300	15,206
1 Federal National Mortgage Assn.	5.500%	3/15/11	5,000	5,429
1 Federal National Mortgage Assn.	5.125%	4/15/11	25,250	27,284
1 Federal National Mortgage Assn.	6.000%	5/15/11	74,100	81,697
1 Federal National Mortgage Assn.	3.375%	5/19/11	20,000	20,867
1 Federal National Mortgage Assn.	5.000%	10/15/11	25,000	27,214
1 Federal National Mortgage Assn.	4.875%	5/18/12	27,200	29,826
1 Federal National Mortgage Assn.	5.250%	8/1/12	4,300	4,411
1 Federal National Mortgage Assn.	4.750%	11/19/12	15,000	16,556
1 Federal National Mortgage Assn.	3.625%	2/12/13	40,350	42,675
1 Federal National Mortgage Assn.	4.750%	2/21/13	7,000	7,623
1 Federal National Mortgage Assn.	4.625%	5/1/13	10,550	10,750
1 Federal National Mortgage Assn.	3.875%	7/12/13	24,325	25,961
1 Federal National Mortgage Assn.	4.625%	10/15/13	15,000	16,513
1 Federal National Mortgage Assn.	2.875%	12/11/13	5,800	5,938
1 Federal National Mortgage Assn.	4.125%	4/15/14	10,000	10,804
				1,841,195

Total U.S. Government and Agency Obligations (Cost $6,348,479)				6,604,319

Corporate Bonds (24.9%)

Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
2 BA Covered Bond Issuer	5.500%	6/14/12	6,800	6,983
3 Countrywide Home Loans	4.783%	5/25/33	326	305
3 DaimlerChrysler Auto Trust	5.330%	8/8/10	1,301	1,300
3 Honda Auto Receivables Owner Trust	5.300%	7/21/10	2,108	2,104
3 Salomon Brothers Mortgage Securities VII	5.561%	9/25/33	2,329	2,133
3 USAA Auto Owner Trust	5.360%	2/15/11	2,372	2,369
				15,194
Finance (12.0%)
Banking (7.9%)
American Express Bank, FSB	5.550%	10/17/12	12,650	11,991
American Express Bank, FSB	5.500%	4/16/13	2,000	1,905
American Express Centurion Bank	5.200%	11/26/10	2,150	2,085
American Express Centurion Bank	5.550%	10/17/12	550	524
American Express Credit Corp.	5.875%	5/2/13	7,300	7,122
American Express Credit Corp.	7.300%	8/20/13	3,475	3,578
2 American Express Travel	5.250%	11/21/11	2,325	2,209
AmSouth Bank NA	4.850%	4/1/13	1,500	1,252
Banco Bradesco SA	8.750%	10/24/13	1,500	1,669
3 Bank of America Capital Trust XIV	5.630%	12/31/49	2,150	817
Bank of America Corp.	4.500%	8/1/10	7,600	7,655
Bank of America Corp.	4.250%	10/1/10	10,500	10,475
Bank of America Corp.	4.375%	12/1/10	3,075	3,077
4 Bank of America Corp.	1.700%	12/23/10	7,500	7,526
Bank of America Corp.	5.375%	8/15/11	6,950	7,118
Bank of America Corp.	6.250%	4/15/12	3,225	3,381
4 Bank of America Corp.	3.125%	6/15/12	18,750	19,641
Bank of America Corp.	5.375%	9/11/12	2,175	2,201
Bank of America Corp.	4.875%	9/15/12	3,000	2,956
Bank of America Corp.	4.875%	1/15/13	2,025	2,033
Bank of America Corp.	4.900%	5/1/13	7,975	8,032
Bank of New York Mellon	4.950%	1/14/11	2,825	2,853
Bank of New York Mellon	6.375%	4/1/12	1,000	1,053
Bank of New York Mellon	4.950%	11/1/12	8,575	8,771
Bank of New York Mellon	4.500%	4/1/13	2,200	2,215

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon	5.125%	8/27/13	400	413
Bank of Tokyo-Mitsubishi	8.400%	4/15/10	7,500	7,690
Bank One Corp.	5.900%	11/15/11	1,500	1,536
Barclays Bank PLC	5.450%	9/12/12	5,375	5,538
BB&T Corp.	6.500%	8/1/11	4,050	4,125
BB&T Corp.	4.750%	10/1/12	1,500	1,451
Bear Stearns Co., Inc.	4.550%	6/23/10	4,800	4,766
Bear Stearns Co., Inc.	4.500%	10/28/10	9,000	8,953
Bear Stearns Co., Inc.	5.350%	2/1/12	8,750	8,666
Bear Stearns Co., Inc.	6.950%	8/10/12	1,500	1,569
Capital One Bank	5.750%	9/15/10	1,975	1,919
Capital One Financial Corp.	5.700%	9/15/11	4,750	4,421
Capital One Financial Corp.	4.800%	2/21/12	50	45
Charter One Bank N.A.	5.500%	4/26/11	3,550	3,370
Citigroup, Inc.	4.125%	2/22/10	8,050	7,872
Citigroup, Inc.	4.625%	8/3/10	7,275	7,134
Citigroup, Inc.	6.500%	1/18/11	8,475	8,542
Citigroup, Inc.	5.125%	2/14/11	4,600	4,514
Citigroup, Inc.	5.100%	9/29/11	5,200	5,077
4 Citigroup, Inc.	2.875%	12/9/11	10,900	11,287
Citigroup, Inc.	6.000%	2/21/12	5,700	5,624
Citigroup, Inc.	5.250%	2/27/12	8,800	8,554
Citigroup, Inc.	5.625%	8/27/12	3,500	3,289
Citigroup, Inc.	5.300%	10/17/12	7,050	6,880
Citigroup, Inc.	5.500%	4/11/13	11,625	11,368
Citigroup, Inc.	6.500%	8/19/13	8,225	8,308
Countrywide Financial Corp.	5.800%	6/7/12	3,850	3,768
Countrywide Home Loan	4.125%	9/15/09	4,625	4,573
Countrywide Home Loan	4.000%	3/22/11	1,600	1,522
Credit Suisse First Boston USA, Inc.	4.125%	1/15/10	2,025	2,016
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	925	925
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	4,150	4,164
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	8,400	8,608
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	21,050	21,446
Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	1,700	1,694
Credit Suisse New York	5.000%	5/15/13	3,100	2,984
Deutsche Bank AG London	5.375%	10/12/12	16,150	16,411
Deutsche Bank AG London	4.875%	5/20/13	9,375	9,499
Fifth Third Bancorp.	4.200%	2/23/10	1,000	984
Fifth Third Bancorp.	6.250%	5/1/13	2,825	2,677
Golden West Financial Corp.	4.750%	10/1/12	3,575	3,394
3 Goldman Sachs Capital II	5.793%	12/29/49	6,250	2,466
Goldman Sachs Group, Inc.	4.500%	6/15/10	5,915	5,839
Goldman Sachs Group, Inc.	6.875%	1/15/11	4,950	5,024
Goldman Sachs Group, Inc.	6.600%	1/15/12	22,450	22,201
Goldman Sachs Group, Inc.	5.300%	2/14/12	5,500	5,201
4 Goldman Sachs Group, Inc.	3.250%	6/15/12	15,650	16,378
Goldman Sachs Group, Inc.	5.450%	11/1/12	3,050	2,911
Goldman Sachs Group, Inc.	5.250%	4/1/13	1,575	1,481
Goldman Sachs Group, Inc.	4.750%	7/15/13	9,525	8,743
Goldman Sachs Group, Inc.	5.250%	10/15/13	4,825	4,451
HSBC Holdings PLC	5.250%	12/12/12	6,500	6,523
2 ICICI Bank Ltd.	6.625%	10/3/12	4,775	3,772
JPMorgan Chase & Co.	6.750%	2/1/11	8,850	9,121
JPMorgan Chase & Co.	5.600%	6/1/11	12,300	12,638
JPMorgan Chase & Co.	4.850%	6/16/11	2,925	2,952
4 JPMorgan Chase & Co.	3.125%	12/1/11	13,500	14,102
JPMorgan Chase & Co.	6.625%	3/15/12	3,725	3,814
JPMorgan Chase & Co.	5.375%	10/1/12	13,325	13,609
JPMorgan Chase & Co.	5.750%	1/2/13	1,900	1,914
JPMorgan Chase & Co.	4.750%	5/1/13	5,325	5,351
JPMorgan Chase & Co.	5.250%	5/1/15	2,000	1,908
KeyBank NA	7.000%	2/1/11	975	963
KeyBank NA	5.500%	9/17/12	1,025	964
KeyCorp	6.500%	5/14/13	2,975	2,759
Marshall & Ilsley Bank	6.375%	9/1/11	1,500	1,344

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Marshall & Ilsley Bank	5.250%	9/4/12	1,850	1,628
	MBNA America Bank NA	6.625%	6/15/12	1,000	1,008
	MBNA Corp.	7.500%	3/15/12	2,400	2,468
	MBNA Corp.	6.125%	3/1/13	675	661
3	Mellon Capital IV	6.244%	6/29/49	1,750	1,033
	Mellon Financial Co.	6.375%	2/15/10	1,000	1,026
	Morgan Stanley Dean Witter	4.000%	1/15/10	1,850	1,816
	Morgan Stanley Dean Witter	4.250%	5/15/10	7,550	7,244
4	Morgan Stanley Dean Witter	2.900%	12/1/10	6,500	6,671
	Morgan Stanley Dean Witter	5.050%	1/21/11	1,350	1,312
	Morgan Stanley Dean Witter	6.750%	4/15/11	8,150	7,955
4	Morgan Stanley Dean Witter	3.250%	12/1/11	7,250	7,590
	Morgan Stanley Dean Witter	5.625%	1/9/12	5,675	5,291
	Morgan Stanley Dean Witter	6.600%	4/1/12	6,415	6,108
	Morgan Stanley Dean Witter	5.750%	8/31/12	5,800	5,396
	Morgan Stanley Dean Witter	5.250%	11/2/12	11,925	10,846
	Morgan Stanley Dean Witter	5.300%	3/1/13	7,800	7,074
	National Australia Bank	8.600%	5/19/10	2,000	2,047
	National City Bank	4.500%	3/15/10	600	585
	National City Bank	6.250%	3/15/11	1,500	1,420
	National City Bank	4.625%	5/1/13	2,275	1,885
3	National City Preferred Capital Trust I	12.000%	12/31/49	2,225	2,092
2	Nationwide Building Society	5.500%	7/18/12	2,700	2,559
	North Fork Bancorp., Inc.	5.875%	8/15/12	600	479
	Northern Trust Co.	5.500%	8/15/13	1,875	1,936
	Paribas NY	6.950%	7/22/13	775	814
	PNC Funding Corp.	7.500%	11/1/09	1,875	1,886
	PNC Funding Corp.	5.125%	12/14/10	2,950	2,990
	Regions Financial Corp.	4.375%	12/1/10	500	467
	Regions Financial Corp.	6.375%	5/15/12	7,225	6,719
	Royal Bank of Canada	4.125%	1/26/10	5,400	5,382
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	1,500	1,511
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	3,025	2,700
	Santander Central Hispano Issuances Ltd.	7.625%	11/3/09	5,000	4,948
	Santander Central Hispano Issuances Ltd.	7.625%	9/14/10	1,650	1,648
	Sanwa Bank Ltd.	7.400%	6/15/11	3,825	3,959
	Sovereign Bancorp, Inc.	4.800%	9/1/10	2,600	2,353
	Sovereign Bank	5.125%	3/15/13	1,600	1,340
3	State Street Capital Trust	8.250%	12/29/49	2,500	1,919
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	3,300	3,441
	SunTrust Banks, Inc.	6.375%	4/1/11	4,500	4,534
	SunTrust Banks, Inc.	5.250%	11/5/12	2,750	2,635
3	SunTrust Preferred Capital I	5.853%	12/31/49	2,125	855
	Synovus Financial Corp.	4.875%	2/15/13	1,000	850
	UFJ Finance Aruba AEC	6.750%	7/15/13	5,550	5,546
2,3	Unicredit Luxembourg Finance	5.584%	1/13/12	500	455
	US Bank NA	6.375%	8/1/11	8,700	9,076
3	USB Capital IX	6.189%	4/15/49	2,050	923
3	Wachovia Capital Trust III	5.800%	3/15/11	5,950	3,540
	Wachovia Corp.	4.375%	6/1/10	6,825	6,792
	Wachovia Corp.	7.800%	8/18/10	2,000	2,034
	Wachovia Corp.	5.300%	10/15/11	8,975	8,805
	Wachovia Corp.	5.500%	5/1/13	6,805	6,832
	Wells Fargo & Co.	4.200%	1/15/10	19,050	19,341
	Wells Fargo & Co.	4.875%	1/12/11	4,325	4,436
	Wells Fargo & Co.	6.375%	8/1/11	1,500	1,564
	Wells Fargo & Co.	5.300%	8/26/11	5,125	5,219
	Wells Fargo & Co.	5.250%	10/23/12	10,975	11,254
	Wells Fargo & Co.	4.375%	1/31/13	11,000	10,842
	Wells Fargo & Co.	4.950%	10/16/13	7,350	7,202
3	Wells Fargo Capital XIII	7.700%	12/29/49	8,325	6,847
3	Wells Fargo Capital XV	9.750%	12/29/49	4,125	4,208

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.4%)
Ameriprise Financial Inc.	5.350%	11/15/10	2,675	2,399
Amvescap PLC	5.375%	2/27/13	975	888
Janus Capital Group	5.875%	9/15/11	850	619
Merrill Lynch & Co., Inc.	4.125%	9/10/09	2,700	2,672
Merrill Lynch & Co., Inc.	4.250%	2/8/10	7,750	7,596
Merrill Lynch & Co., Inc.	4.500%	11/4/10	3,500	3,406
Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,175	1,191
Merrill Lynch & Co., Inc.	6.050%	8/15/12	8,175	8,187
Merrill Lynch & Co., Inc.	5.450%	2/5/13	4,225	4,069
Merrill Lynch & Co., Inc.	6.150%	4/25/13	5,350	5,272

Finance Companies (2.3%)
Allied Capital Corp.	6.000%	4/1/12	1,150	791
American General Finance Corp.	3.875%	10/1/09	1,900	1,387
American General Finance Corp.	4.625%	9/1/10	1,000	520
American General Finance Corp.	5.625%	8/17/11	2,100	1,008
American General Finance Corp.	4.875%	7/15/12	1,125	484
American General Finance Corp.	5.375%	10/1/12	625	294
American General Finance Corp.	5.850%	6/1/13	5,325	2,210
Block Financial LLC	7.875%	1/15/13	800	751
Capmark Financial Group	5.875%	5/10/12	1,800	621
CIT Group Funding Co. of Canada	4.650%	7/1/10	3,150	2,764
CIT Group Funding Co. of Canada	5.600%	11/2/11	375	293
CIT Group, Inc.	4.250%	2/1/10	4,325	4,017
CIT Group, Inc.	5.200%	11/3/10	4,025	3,502
CIT Group, Inc.	4.750%	12/15/10	6,275	5,522
CIT Group, Inc.	5.600%	4/27/11	2,825	2,366
CIT Group, Inc.	5.800%	7/28/11	750	622
CIT Group, Inc.	5.400%	2/13/12	1,000	790
CIT Group, Inc.	7.625%	11/30/12	3,025	2,571
General Electric Capital Corp.	4.250%	9/13/10	4,575	4,572
General Electric Capital Corp.	4.875%	10/21/10	6,900	7,035
General Electric Capital Corp.	5.000%	12/1/10	2,275	2,321
General Electric Capital Corp.	6.125%	2/22/11	25,875	26,888
General Electric Capital Corp.	5.500%	4/28/11	1,150	1,182
General Electric Capital Corp.	5.875%	2/15/12	16,885	17,355
General Electric Capital Corp.	4.375%	3/3/12	2,325	2,290
General Electric Capital Corp.	6.000%	6/15/12	13,250	13,656
General Electric Capital Corp.	5.250%	10/19/12	18,750	18,910
General Electric Capital Corp.	5.450%	1/15/13	6,975	7,051
General Electric Capital Corp.	4.800%	5/1/13	11,000	10,916
HSBC Finance Corp.	4.125%	11/16/09	7,575	7,508
HSBC Finance Corp.	4.625%	9/15/10	6,150	6,080
HSBC Finance Corp.	5.250%	1/14/11	5,425	5,386
HSBC Finance Corp.	5.700%	6/1/11	12,425	12,234
HSBC Finance Corp.	6.375%	10/15/11	1,525	1,532
HSBC Finance Corp.	7.000%	5/15/12	4,400	4,432
HSBC Finance Corp.	5.900%	6/19/12	1,375	1,390
HSBC Finance Corp.	6.375%	11/27/12	3,650	3,610
HSBC Finance Corp.	4.750%	7/15/13	4,675	4,333
International Lease Finance Corp.	4.875%	9/1/10	1,200	960
International Lease Finance Corp.	5.125%	11/1/10	2,100	1,596
International Lease Finance Corp.	4.950%	2/1/11	2,300	1,690
International Lease Finance Corp.	5.450%	3/24/11	975	712
International Lease Finance Corp.	5.750%	6/15/11	7,450	5,438
International Lease Finance Corp.	5.300%	5/1/12	5,375	3,762
International Lease Finance Corp.	5.000%	9/15/12	4,665	3,219
International Lease Finance Corp.	6.375%	3/25/13	4,075	2,852
International Lease Finance Corp.	5.625%	9/20/13	3,900	2,584
PHH Corp.	7.125%	3/1/13	900	423
SLM Corp.	4.500%	7/26/10	3,550	3,172
SLM Corp.	5.400%	10/25/11	3,700	2,984

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SLM Corp.	5.125%	8/27/12	2,500	1,829
SLM Corp.	5.375%	1/15/13	2,400	1,728
SLM Corp.	5.000%	10/1/13	4,350	3,153

Insurance (1.1%)
Aetna, Inc.	7.875%	3/1/11	1,675	1,686
Aetna, Inc.	5.750%	6/15/11	1,575	1,557
Allstate Corp.	6.125%	2/15/12	1,450	1,407
Allstate Life Global Funding	5.375%	4/30/13	7,775	7,842
American International Group, Inc.	4.700%	10/1/10	2,100	1,866
American International Group, Inc.	5.375%	10/18/11	800	650
American International Group, Inc.	4.950%	3/20/12	1,475	1,149
American International Group, Inc.	4.250%	5/15/13	3,600	2,588
AXA Financial, Inc.	7.750%	8/1/10	2,276	2,280
Berkshire Hathaway Finance Corp.	4.125%	1/15/10	5,150	5,221
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	5,150	5,273
Berkshire Hathaway Finance Corp.	4.750%	5/15/12	4,300	4,448
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	4,250	4,377
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	2,275	2,370
Chubb Corp.	5.200%	4/1/13	3,000	2,978
CNA Financial Corp.	6.000%	8/15/11	2,450	1,777
Fund American Cos., Inc.	5.875%	5/15/13	1,825	1,338
Genworth Financial, Inc.	5.125%	3/15/11	1,600	1,120
Genworth Financial, Inc.	5.650%	6/15/12	2,500	1,041
Hartford Financial Services Group, Inc.	5.250%	10/15/11	4,200	3,685
ING Capital Funding Trust III	8.439%	12/31/10	4,000	2,018
ING USA Global	4.500%	10/1/10	3,600	3,502
Liberty Mutual Group	4.875%	2/1/10	2,500	2,393
Lincoln National Corp.	6.200%	12/15/11	1,550	1,412
Lincoln National Corp.	5.650%	8/27/12	225	184
Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	49
Marsh & McLennan Cos., Inc.	6.250%	3/15/12	2,175	2,038
MetLife, Inc.	5.375%	12/15/12	2,850	2,720
MetLife, Inc.	5.000%	11/24/13	2,050	1,875
Principal Life Income Funding	5.125%	3/1/11	1,300	1,260
Principal Life Income Funding	5.300%	12/14/12	1,900	1,819
Principal Life Income Funding	5.300%	4/24/13	2,350	2,241
Progressive Corp.	6.375%	1/15/12	850	848
Protective Life Secured Trust	4.850%	8/16/10	2,075	1,824
Protective Life Secured Trust	5.450%	9/28/12	1,290	1,127
Prudential Financial, Inc.	5.100%	12/14/11	1,200	1,041
Prudential Financial, Inc.	5.800%	6/15/12	1,700	1,476
Prudential Financial, Inc.	5.150%	1/15/13	2,150	1,783
Prudential Financial, Inc.	4.500%	7/15/13	450	355
Travelers Cos. Inc.	5.375%	6/15/12	700	702
Travelers Property Casualty Corp.	5.000%	3/15/13	2,500	2,369
UnitedHealth Group, Inc.	5.250%	3/15/11	4,525	4,338
UnitedHealth Group, Inc.	5.500%	11/15/12	575	527
UnitedHealth Group, Inc.	4.875%	2/15/13	1,625	1,522
UnitedHealth Group, Inc.	4.875%	4/1/13	1,625	1,515
WellPoint Inc.	5.000%	1/15/11	1,950	1,900
WellPoint Inc.	6.375%	1/15/12	1,650	1,627
WellPoint Inc.	6.800%	8/1/12	1,150	1,134
Willis North America Inc.	5.125%	7/15/10	900	746
XL Capital Ltd.	6.500%	1/15/12	2,575	1,606

Other Finance (0.0%)
Chicago Mercantile Exchange Group Inc.	5.400%	8/1/13	2,400	2,391
Orix Corp.	5.480%	11/22/11	2,650	1,995

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.300%	6/1/13	475	296
AvalonBay Communities, Inc.	5.500%	1/15/12	2,000	1,617
Boston Properties, Inc.	6.250%	1/15/13	2,100	1,588
Brandywine Operating Partnership	5.750%	4/1/12	2,750	2,092

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Developers Diversified Realty Corp.	5.250%	4/15/11	1,500	845
Duke Realty LP	5.625%	8/15/11	575	450
ERP Operating LP	6.625%	3/15/12	1,350	1,108
ERP Operating LP	5.500%	10/1/12	2,000	1,538
ERP Operating LP	5.200%	4/1/13	1,000	742
Health Care Property Investors, Inc.	5.950%	9/15/11	625	474
Health Care Property Investors, Inc.	6.450%	6/25/12	750	546
Health Care REIT, Inc.	6.000%	11/15/13	2,775	1,883
Nationwide Health Properties, Inc.	6.250%	2/1/13	1,850	1,467
ProLogis	5.500%	4/1/12	965	496
ProLogis	5.500%	3/1/13	2,000	900
Regency Centers LP	6.750%	1/15/12	1,650	1,342
Simon Property Group Inc.	4.600%	6/15/10	175	154
Simon Property Group Inc.	4.875%	8/15/10	3,850	3,404
Simon Property Group Inc.	5.600%	9/1/11	1,250	1,047
Simon Property Group Inc.	5.000%	3/1/12	5,900	4,310
Simon Property Group Inc.	5.300%	5/30/13	2,925	2,105
Vornado Realty	5.600%	2/15/11	1,850	1,681
				1,158,811
Industrial (10.9%)
Basic Industry (0.7%)
Alcan, Inc.	6.450%	3/15/11	3,150	2,778
Alcan, Inc.	4.500%	5/15/13	775	552
Alcoa, Inc.	6.000%	1/15/12	4,275	4,006
Alcoa, Inc.	5.375%	1/15/13	650	582
Alcoa, Inc.	6.000%	7/15/13	3,725	3,382
ArcelorMittal	5.375%	6/1/13	5,050	3,953
Barrick Gold Finance Inc.	6.125%	9/15/13	3,100	2,930
BHP Billiton Finance Ltd.	5.000%	12/15/10	1,000	990
BHP Billiton Finance Ltd.	5.125%	3/29/12	475	470
BHP Finance USA Ltd.	4.800%	4/15/13	3,000	2,855
Celulosa Arauco Constitution SA	8.625%	8/15/10	3,500	3,614
Dow Chemical Co.	6.125%	2/1/11	2,725	2,709
Dow Chemical Co.	6.000%	10/1/12	3,000	2,842
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	1,175	1,197
E.I. du Pont de Nemours & Co.	5.000%	1/15/13	6,100	6,168
E.I. du Pont de Nemours & Co.	4.125%	3/6/13	1,000	979
E.I. du Pont de Nemours & Co.	5.000%	7/15/13	4,100	4,151
Falconbridge Ltd.	7.350%	6/5/12	1,000	789
International Paper Co.	4.000%	4/1/10	2,000	1,937
Lubrizol Corp.	5.500%	10/1/14	1,850	1,674
Monsanto Co.	7.375%	8/15/12	1,200	1,354
Noranda, Inc.	7.250%	7/15/12	1,500	1,184
Nucor Corp.	5.000%	12/1/12	925	908
Nucor Corp.	5.000%	6/1/13	1,200	1,191
Potash Corp. of Saskatchewan	7.750%	5/31/11	3,325	3,447
PPG Industries, Inc.	5.750%	3/15/13	1,875	1,850
Praxair, Inc.	6.375%	4/1/12	1,250	1,318
Praxair, Inc.	3.950%	6/1/13	825	806
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	5,450	4,369
US Steel Corp.	5.650%	6/1/13	800	570
Weyerhaeuser Co.	6.750%	3/15/12	4,600	4,062
WMC Finance USA	5.125%	5/15/13	1,600	1,524

Capital Goods (1.4%)
3M Co.	5.125%	11/6/09	575	587
3M Co.	4.375%	8/15/13	2,000	2,114
Bemis Co. Inc.	4.875%	4/1/12	1,600	1,486
Black & Decker Corp.	7.125%	6/1/11	1,000	990
Boeing Capital Corp.	6.100%	3/1/11	4,850	5,050
Boeing Capital Corp.	6.500%	2/15/12	4,700	4,977
Boeing Capital Corp.	5.800%	1/15/13	2,750	2,865
Caterpillar Financial Services Corp.	4.150%	1/15/10	2,900	2,872
Caterpillar Financial Services Corp.	4.300%	6/1/10	8,975	8,822

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	4.250%	2/8/13	700	675
Caterpillar Financial Services Corp.	6.200%	9/30/13	2,150	2,226
Cooper Industries, Inc.	5.250%	11/15/12	1,400	1,405
CRH America Inc.	5.625%	9/30/11	2,500	2,076
CRH America Inc.	6.950%	3/15/12	2,000	1,671
CRH America Inc.	5.300%	10/15/13	2,075	1,475
Eaton Corp.	4.900%	5/15/13	1,050	1,009
Emerson Electric Co.	7.125%	8/15/10	500	525
Emerson Electric Co.	4.625%	10/15/12	3,200	3,225
General Dynamics Corp.	4.500%	8/15/10	875	892
General Dynamics Corp.	4.250%	5/15/13	3,800	3,764
General Dynamics Corp.	5.250%	2/1/14	925	952
General Electric Co.	5.000%	2/1/13	16,000	16,239
Honeywell International, Inc.	7.500%	3/1/10	1,000	1,044
Honeywell International, Inc.	6.125%	11/1/11	2,000	2,110
Honeywell International, Inc.	5.625%	8/1/12	775	807
Honeywell International, Inc.	4.250%	3/1/13	2,050	2,040
Ingersoll-Rand GL Holding Company	6.000%	8/15/13	1,800	1,761
John Deere Capital Corp	4.950%	12/17/12	2,300	2,308
John Deere Capital Corp.	5.400%	10/17/11	1,325	1,332
John Deere Capital Corp.	7.000%	3/15/12	14,750	15,835
Lafarge SA	6.150%	7/15/11	3,175	2,722
Lockheed Martin Corp.	4.121%	3/14/13	2,000	1,965
Masco Corp.	5.875%	7/15/12	2,500	2,039
Mohawk Industries Inc.	5.750%	1/15/11	3,000	2,770
Northrop Grumman Corp.	7.125%	2/15/11	4,250	4,471
Raytheon Co.	4.850%	1/15/11	2,000	2,014
Republic Services, Inc.	6.750%	8/15/11	1,000	983
Roper Industries Inc.	6.625%	8/15/13	1,650	1,682
Textron Financial Corp.	6.000%	11/20/09	800	745
Textron Financial Corp.	4.600%	5/3/10	2,300	2,074
Textron Financial Corp.	5.125%	11/1/10	2,275	2,011
Textron Financial Corp.	5.400%	4/28/13	1,350	976
Textron, Inc.	6.500%	6/1/12	2,700	2,328
Tyco International Group SA	6.125%	1/15/09	2,500	2,500
Tyco International Group SA	6.750%	2/15/11	1,950	1,869
Tyco International Group SA	6.375%	10/15/11	2,000	1,876
United Technologies Corp.	4.375%	5/1/10	2,625	2,647
United Technologies Corp.	7.125%	11/15/10	2,000	2,129
United Technologies Corp.	6.350%	3/1/11	1,225	1,279
United Technologies Corp.	6.100%	5/15/12	1,000	1,056
Vulcan Materials Co.	6.300%	6/15/13	1,250	1,148

Communication (2.7%)
AT&T Inc.	5.300%	11/15/10	2,400	2,436
AT&T Inc.	6.250%	3/15/11	13,675	14,010
AT&T Inc.	7.300%	11/15/11	8,925	9,515
AT&T Inc.	5.875%	2/1/12	4,725	4,849
AT&T Inc.	5.875%	8/15/12	1,825	1,881
AT&T Inc.	4.950%	1/15/13	3,075	3,098
AT&T Inc.	6.700%	11/15/13	2,225	2,377
AT&T Wireless	7.875%	3/1/11	12,250	12,901
AT&T Wireless	8.125%	5/1/12	3,900	4,183
British Telecommunications PLC	8.625%	12/15/10	7,325	7,575
British Telecommunications PLC	5.150%	1/15/13	2,000	1,836
CBS Corp.	7.700%	7/30/10	2,475	2,422
CBS Corp.	6.625%	5/15/11	2,000	1,766
CBS Corp.	5.625%	8/15/12	2,225	1,836
CenturyTel, Inc.	7.875%	8/15/12	1,000	877
Cingular Wireless LLC	6.500%	12/15/11	1,000	1,022
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	5,800	6,022
Comcast Cable Communications, Inc.	6.750%	1/30/11	17,350	17,538
Comcast Corp.	5.850%	1/15/10	75	76
Comcast Corp.	5.500%	3/15/11	2,575	2,550
Cox Communications, Inc.	4.625%	1/15/10	4,850	4,690

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cox Communications, Inc.	6.750%	3/15/11	2,175	2,082
Cox Communications, Inc.	7.125%	10/1/12	2,950	2,787
Deutsche Telekom International Finance	8.500%	6/15/10	9,375	9,755
Deutsche Telekom International Finance	5.250%	7/22/13	3,215	3,078
Deutsche Telekom International Finance	5.875%	8/20/13	1,025	1,030
Embarq Corp.	6.738%	6/1/13	3,000	2,450
France Telecom	7.750%	3/1/11	13,925	14,653
Gannett Co., Inc.	6.375%	4/1/12	1,175	767
Koninklijke KPN NV	8.000%	10/1/10	2,000	2,012
McGraw-Hill Cos. Inc.	5.375%	11/15/12	2,475	2,215
News America Holdings, Inc.	9.250%	2/1/13	2,825	3,053
Qwest Communications International Inc.	7.875%	9/1/11	2,375	2,114
Qwest Communications International Inc.	8.875%	3/15/12	3,875	3,565
R.R. Donnelley & Sons Co.	4.950%	5/15/10	900	834
R.R. Donnelley & Sons Co.	5.625%	1/15/12	600	534
Rogers Communications Inc.	7.250%	12/15/12	3,500	3,417
Telecom Italia Capital	4.000%	1/15/10	3,605	3,393
Telecom Italia Capital	4.875%	10/1/10	1,000	916
Telecom Italia Capital	6.200%	7/18/11	700	619
Telecom Italia Capital	5.250%	11/15/13	2,875	2,316
Telefonica Emisiones SAU	5.984%	6/20/11	6,200	6,169
Telefonica Emisiones SAU	5.855%	2/4/13	3,000	2,834
Telefonica Europe BV	7.750%	9/15/10	5,000	5,083
Telefonos de Mexico SA	4.750%	1/27/10	4,650	4,667
Telus Corp.	8.000%	6/1/11	5,000	4,955
Thomson Corp.	6.200%	1/5/12	1,500	1,447
Thomson Reuters Corp.	5.950%	7/15/13	3,925	3,654
Time Warner Cable Inc.	5.400%	7/2/12	7,300	6,904
Time Warner Cable Inc.	6.200%	7/1/13	4,250	4,082
Time Warner Entertainment	8.875%	10/1/12	1,000	995
Verizon Communications Corp.	5.350%	2/15/11	3,800	3,872
Verizon Communications Corp.	4.350%	2/15/13	2,950	2,814
Verizon Communications Corp.	5.250%	4/15/13	2,875	2,832
Verizon Florida, Inc.	6.125%	1/15/13	1,500	1,486
Verizon Global Funding Corp.	7.250%	12/1/10	6,800	7,242
Verizon Global Funding Corp.	6.875%	6/15/12	2,500	2,619
Verizon Global Funding Corp.	7.375%	9/1/12	4,300	4,586
Verizon Global Funding Corp.	4.375%	6/1/13	250	240
Verizon New England, Inc.	6.500%	9/15/11	2,500	2,528
Verizon New Jersey, Inc.	5.875%	1/17/12	3,700	3,643
Verizon New York, Inc.	6.875%	4/1/12	2,000	1,999
Verizon Pennsylvania, Inc.	5.650%	11/15/11	2,000	1,929
Verizon Virginia, Inc.	4.625%	3/15/13	3,600	3,258
2 Verizon Wireless Inc.	7.375%	11/15/13	3,675	3,870
Vodafone AirTouch PLC	7.750%	2/15/10	6,235	6,370
Vodafone Group PLC	5.350%	2/27/12	9,025	8,936

Consumer Cyclical (1.6%)
2 Best Buy Co.	6.750%	7/15/13	1,750	1,613
Costco Wholesale Corp.	5.300%	3/15/12	4,000	4,198
CVS Caremark Corp.	5.750%	8/15/11	1,800	1,783
3 CVS Caremark Corp.	6.302%	6/1/12	2,500	1,078
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	2,200	1,991
DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	1,175	1,104
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	6,350	5,461
DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	10,925	9,286
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	3,475	2,971
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	4,850	3,880
Darden Restaurants Inc.	5.625%	10/15/12	1,300	1,141
Federated Retail Holding	5.350%	3/15/12	6,100	4,566
Home Depot Inc.	4.625%	8/15/10	3,425	3,297
Home Depot Inc.	5.200%	3/1/11	1,325	1,295
Home Depot Inc.	5.250%	12/16/13	3,125	2,882
J.C. Penney Co., Inc.	8.000%	3/1/10	3,000	2,813
Johnson Controls, Inc.	5.250%	1/15/11	1,975	1,784

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson Controls, Inc.	4.875%	9/15/13	1,000	823
Lowe’s Cos., Inc.	8.250%	6/1/10	2,000	2,110
Lowe’s Cos., Inc.	5.600%	9/15/12	3,200	3,224
Marriott International	4.625%	6/15/12	1,175	890
Marriott International	5.625%	2/15/13	1,425	1,079
McDonald’s Corp.	5.750%	3/1/12	1,800	1,916
McDonald’s Corp.	4.300%	3/1/13	2,000	2,058
Starwood Hotel Resorts	7.875%	5/1/12	3,350	2,580
Starwood Hotel Resorts	6.250%	2/15/13	1,900	1,312
Target Corp.	7.500%	8/15/10	3,000	3,127
Target Corp.	6.350%	1/15/11	4,900	5,056
Target Corp.	5.125%	1/15/13	1,075	1,069
Target Corp.	4.000%	6/15/13	825	784
The Walt Disney Co.	5.700%	7/15/11	3,100	3,269
The Walt Disney Co.	6.375%	3/1/12	1,500	1,595
The Walt Disney Co.	4.700%	12/1/12	7,200	7,389
The Walt Disney Co.	4.500%	12/15/13	325	327
Time Warner, Inc.	6.750%	4/15/11	1,750	1,720
Time Warner, Inc.	5.500%	11/15/11	7,925	7,388
Time Warner, Inc.	6.875%	5/1/12	5,675	5,511
Toll Brothers, Inc.	6.875%	11/15/12	750	640
Toll Brothers, Inc.	5.950%	9/15/13	575	448
Toyota Motor Credit Corp.	4.250%	3/15/10	3,575	3,595
Toyota Motor Credit Corp.	4.350%	12/15/10	2,300	2,333
Toyota Motor Credit Corp.	5.450%	5/18/11	3,000	3,107
Viacom Inc.	5.750%	4/30/11	2,925	2,638
Wal-Mart Stores, Inc.	4.125%	7/1/10	5,300	5,382
Wal-Mart Stores, Inc.	4.750%	8/15/10	2,850	2,964
Wal-Mart Stores, Inc.	4.125%	2/15/11	6,475	6,700
Wal-Mart Stores, Inc.	4.250%	4/15/13	2,400	2,486
Wal-Mart Stores, Inc.	4.550%	5/1/13	3,250	3,386
Wal-Mart Stores, Inc.	7.250%	6/1/13	2,300	2,627
Walgreen Co.	4.875%	8/1/13	4,200	4,358
Western Union Co.	5.400%	11/17/11	1,925	1,840
Yum! Brands, Inc.	8.875%	4/15/11	6,600	6,643
Yum! Brands, Inc.	7.700%	7/1/12	1,600	1,580

Consumer Noncyclical (2.3%)
Abbott Laboratories	3.750%	3/15/11	2,275	2,322
Abbott Laboratories	5.600%	5/15/11	6,825	7,235
Abbott Laboratories	5.150%	11/30/12	3,325	3,568
Altria Group, Inc.	8.500%	11/10/13	4,100	4,290
AmerisourceBergen Corp.	5.625%	9/15/12	1,225	1,137
Anheuser Busch Cos., Inc.	4.700%	4/15/12	1,500	1,426
Anheuser-Busch Cos., Inc.	6.000%	4/15/11	800	808
Anheuser-Busch Cos., Inc.	4.375%	1/15/13	1,500	1,384
AstraZeneca PLC	5.400%	9/15/12	9,375	9,937
Baxter Finco, BV	4.750%	10/15/10	500	501
Biogen Idec Inc.	6.000%	3/1/13	2,700	2,735
Bottling Group LLC	4.625%	11/15/12	4,500	4,552
Bottling Group LLC	5.000%	11/15/13	1,500	1,491
Bristol-Myers Squibb Co.	5.250%	8/15/13	1,675	1,788
Campbell Soup Co.	6.750%	2/15/11	1,000	1,055
Cardinal Health, Inc.	6.750%	2/15/11	425	426
Cardinal Health, Inc.	5.650%	6/15/12	375	361
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	1,300	1,424
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	2,250	2,363
Clorox Co.	4.200%	1/15/10	2,650	2,622
Coca-Cola Enterprises Inc.	5.000%	8/15/13	2,300	2,287
Coca-Cola HBC Finance BV	5.125%	9/17/13	1,800	1,775
Colgate-Palmolive Co.	5.980%	4/25/12	1,250	1,348
ConAgra Foods, Inc.	7.875%	9/15/10	1,000	1,019
ConAgra Foods, Inc.	6.750%	9/15/11	387	389
Covidien International	5.450%	10/15/12	2,425	2,369
Diageo Capital PLC	4.375%	5/3/10	500	502

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Diageo Capital PLC	5.200%	1/30/13	5,036	5,036
Diageo Finance BV	3.875%	4/1/11	3,500	3,436
2 Dr. Pepper Snapple Group	6.120%	5/1/13	325	318
Eli Lilly & Co.	6.000%	3/15/12	5,675	6,119
Fortune Brands Inc.	5.125%	1/15/11	3,150	3,042
Genentech Inc.	4.400%	7/15/10	850	856
General Mills, Inc.	6.000%	2/15/12	4,675	4,802
General Mills, Inc.	5.650%	9/10/12	3,050	3,114
General Mills, Inc.	5.250%	8/15/13	1,625	1,635
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	9,250	9,506
H.J. Heinz Co.	6.625%	7/15/11	2,500	2,575
H.J. Heinz Co.	6.000%	3/15/12	1,500	1,525
H.J. Heinz Co.	5.350%	7/15/13	1,300	1,295
Johnson & Johnson	5.150%	8/15/12	2,975	3,253
Johnson & Johnson	3.800%	5/15/13	1,525	1,597
Kellogg Co.	6.600%	4/1/11	5,850	6,142
Kellogg Co.	4.250%	3/6/13	4,175	4,167
Kimberly-Clark Corp.	5.625%	2/15/12	2,075	2,157
Kraft Foods, Inc.	4.125%	11/12/09	2,300	2,337
Kraft Foods, Inc.	5.625%	11/1/11	5,150	5,243
Kraft Foods, Inc.	6.250%	6/1/12	7,525	7,736
Kraft Foods, Inc.	5.250%	10/1/13	3,200	3,107
Kroger Co.	8.050%	2/1/10	1,700	1,734
Kroger Co.	6.800%	4/1/11	1,000	1,011
Kroger Co.	6.750%	4/15/12	3,050	3,128
Kroger Co.	6.200%	6/15/12	2,525	2,550
Kroger Co.	5.500%	2/1/13	1,425	1,415
Kroger Co.	5.000%	4/15/13	1,550	1,509
Laboratory Corp. of America	5.500%	2/1/13	875	842
McKesson Corp.	7.750%	2/1/12	1,475	1,508
McKesson Corp.	5.250%	3/1/13	1,500	1,398
Medco Health Solutions	6.125%	3/15/13	1,450	1,352
Medco Health Solutions	7.250%	8/15/13	800	764
Medtronic Inc.	4.375%	9/15/10	1,625	1,620
Merck & Co.	5.125%	11/15/11	1,850	1,964
Molson Coors Capital Finance	4.850%	9/22/10	300	295
Newell Rubbermaid, Inc.	4.000%	5/1/10	1,000	940
Newell Rubbermaid, Inc.	5.500%	4/15/13	2,500	2,181
PepsiAmericas Inc.	5.750%	7/31/12	800	794
Pepsico, Inc.	5.150%	5/15/12	3,250	3,427
Pepsico, Inc.	4.650%	2/15/13	2,800	2,940
Philip Morris International Inc.	4.875%	5/16/13	5,525	5,596
Philips Electronics NV	4.625%	3/11/13	1,450	1,375
Procter & Gamble Co.	4.600%	1/15/14	2,000	2,069
Quest Diagnostic, Inc.	5.125%	11/1/10	3,500	3,417
Reynolds American Inc.	6.500%	7/15/10	1,350	1,310
Reynolds American Inc.	7.250%	6/1/12	3,850	3,566
Reynolds American Inc.	7.250%	6/1/13	1,500	1,343
Safeway, Inc.	4.950%	8/16/10	875	871
Safeway, Inc.	6.500%	3/1/11	1,625	1,630
Safeway, Inc.	5.800%	8/15/12	3,050	3,039
Sara Lee Corp.	6.250%	9/15/11	2,500	2,503
Sysco Corp.	4.200%	2/12/13	600	603
Unilever Capital Corp.	7.125%	11/1/10	4,550	4,870
UST, Inc.	6.625%	7/15/12	1,000	961
Whirlpool Corp.	5.500%	3/1/13	3,575	2,853
Wyeth	6.950%	3/15/11	5,300	5,613
Wyeth	5.500%	3/15/13	5,600	5,722

Energy (1.0%)
Amerada Hess Corp.	6.650%	8/15/11	2,500	2,468
Anadarko Finance Co.	6.750%	5/1/11	3,375	3,329
Apache Corp.	6.250%	4/15/12	1,000	1,051
Apache Corp.	5.250%	4/15/13	1,500	1,535
Apache Corp.	6.000%	9/15/13	1,675	1,752

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets PLC	4.875%	3/15/10	2,000	2,066
BP Capital Markets PLC	5.250%	11/7/13	7,850	8,260
Burlington Resources, Inc.	6.680%	2/15/11	2,000	2,059
Burlington Resources, Inc.	6.500%	12/1/11	500	512
Canadian Natural Resources	6.700%	7/15/11	2,500	2,504
Canadian Natural Resources	5.450%	10/1/12	3,550	3,344
Canadian Natural Resources	5.150%	2/1/13	500	459
Conoco Funding Co.	6.350%	10/15/11	11,375	11,950
ConocoPhillips	8.750%	5/25/10	3,800	4,068
ConocoPhillips Canada	5.300%	4/15/12	1,700	1,716
Devon Financing Corp.	6.875%	9/30/11	9,800	9,902
Encana Corp.	4.750%	10/15/13	1,125	984
EOG Resources Inc.	6.125%	10/1/13	1,200	1,257
Halliburton Co.	5.500%	10/15/10	1,500	1,557
Husky Energy Inc.	6.250%	6/15/12	1,000	992
Kerr McGee Corp.	6.875%	9/15/11	3,475	3,436
Marathon Oil Corp.	6.125%	3/15/12	2,000	1,948
Marathon Oil Corp.	6.000%	7/1/12	3,100	3,057
Occidental Petroleum	4.250%	3/15/10	2,560	2,582
PanCanadian Energy Corp.	6.300%	11/1/11	1,500	1,476
Petro-Canada	4.000%	7/15/13	3,210	2,764
Shell International Finance BV	5.625%	6/27/11	1,950	2,053
Shell International Finance BV	4.950%	3/22/12	700	724
Transocean Inc.	5.250%	3/15/13	3,400	3,153
Valero Energy Corp.	6.875%	4/15/12	3,000	3,027
Weatherford International Inc.	5.950%	6/15/12	2,250	2,098
Weatherford International Inc.	5.150%	3/15/13	2,775	2,444
XTO Energy, Inc.	5.000%	8/1/10	1,000	986
XTO Energy, Inc.	5.900%	8/1/12	8,850	8,725

Technology (0.9%)
Arrow Electronics, Inc.	6.875%	7/1/13	800	734
Cisco Systems Inc.	5.250%	2/22/11	10,000	10,397
Computer Sciences Corp.	5.000%	2/15/13	1,775	1,569
2 Computer Sciences Corp.	5.500%	3/15/13	725	652
Dell Inc.	4.700%	4/15/13	1,550	1,439
Dun & Bradstreet Corp.	6.000%	4/1/13	1,700	1,615
Electronic Data Systems	6.000%	8/1/13	2,450	2,535
Fiserv, Inc.	6.125%	11/20/12	3,000	2,811
Hewlett-Packard Co.	6.500%	7/1/12	1,025	1,111
Hewlett-Packard Co.	4.500%	3/1/13	11,775	12,001
IBM International Group Capital	5.050%	10/22/12	14,400	15,109
International Business Machines Corp.	4.950%	3/22/11	2,325	2,406
Intuit Inc.	5.400%	3/15/12	950	872
Lexmark International Inc.	5.900%	6/1/13	1,050	901
Motorola, Inc.	7.625%	11/15/10	390	344
Motorola, Inc.	8.000%	11/1/11	925	785
Motorola, Inc.	5.375%	11/15/12	3,500	2,613
National Semiconductor	6.150%	6/15/12	1,250	985
Oracle Corp.	5.000%	1/15/11	6,150	6,295
Oracle Corp.	4.950%	4/15/13	3,400	3,506
Pitney Bowes, Inc.	4.625%	10/1/12	2,000	1,965
Tyco Electronics Group	6.000%	10/1/12	2,550	2,063
Xerox Corp.	7.125%	6/15/10	1,825	1,714
Xerox Corp.	6.875%	8/15/11	1,025	894
Xerox Corp.	5.500%	5/15/12	11,750	9,207

Transportation (0.3%)
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	1,500	1,549
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	2,500	2,567
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	1,050	1,054
Canadian Pacific Railway Co.	6.250%	10/15/11	1,550	1,506
Canadian Pacific Railway Co.	5.750%	5/15/13	1,000	929
CSX Corp.	6.300%	3/15/12	2,000	1,966
Delta Air Lines Enhanced Equipment Trust Certificates	6.417%	7/2/12	2,000	1,445

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delta Air Lines, Inc.	7.111%	9/18/11	4,327	3,332
Norfolk Southern Corp.	6.750%	2/15/11	2,925	2,974
Ryder System Inc.	5.950%	5/2/11	850	763
Ryder System Inc.	6.000%	3/1/13	1,500	1,211
Southwest Airlines Co.	6.500%	3/1/12	2,000	1,884
Union Pacific Corp.	6.650%	1/15/11	2,000	2,015
Union Pacific Corp.	6.500%	4/15/12	4,750	4,866
United Parcel Service of America	4.500%	1/15/13	2,750	2,880
				1,059,247
Utilities (1.8%)
Electric (1.3%)
American Electric Power Co., Inc.	5.375%	3/15/10	5,825	5,837
Carolina Power & Light Co.	6.500%	7/15/12	1,000	1,019
CenterPoint Energy Houston	5.700%	3/15/13	700	652
Cincinnati Gas & Electric Co.	5.700%	9/15/12	2,400	2,360
Commonwealth Edison Co.	6.150%	3/15/12	3,275	3,229
Consolidated Edison Co. of New York	4.875%	2/1/13	4,000	3,918
Constellation Energy Group, Inc.	6.125%	9/1/09	875	869
Constellation Energy Group, Inc.	7.000%	4/1/12	2,300	2,075
Consumers Energy Co.	5.000%	2/15/12	1,250	1,213
Consumers Energy Co.	5.375%	4/15/13	750	736
Dayton Power & Light	5.125%	10/1/13	1,875	1,905
Detroit Edison Co.	6.125%	10/1/10	1,000	1,020
Dominion Resources, Inc.	4.750%	12/15/10	2,125	2,063
3 Dominion Resources, Inc.	6.300%	9/30/11	3,400	1,580
Dominion Resources, Inc.	5.000%	3/15/13	1,500	1,473
DTE Energy Co.	7.050%	6/1/11	1,000	991
2 Duke Energy Carolinas LLC	5.750%	11/15/13	1,500	1,568
Duke Energy Corp.	6.250%	1/15/12	3,500	3,630
Energy East Corp.	6.750%	6/15/12	1,750	1,750
Entergy Arkansas Inc.	5.400%	8/1/13	1,000	942
Exelon Corp.	6.750%	5/1/11	1,000	989
Exelon Generation Co. LLC	6.950%	6/15/11	1,500	1,489
FirstEnergy Corp.	6.450%	11/15/11	6,875	6,710
Florida Power & Light Co.	4.850%	2/1/13	250	251
Florida Power Corp.	4.500%	6/1/10	1,150	1,143
FPL Group Capital, Inc.	5.625%	9/1/11	3,575	3,701
FPL Group Capital, Inc.	5.350%	6/15/13	400	402
Georgia Power Co.	6.000%	11/1/13	2,000	2,143
MidAmerican Energy Co.	5.650%	7/15/12	1,150	1,152
MidAmerican Energy Co.	5.125%	1/15/13	2,000	1,963
National Rural Utilities Cooperative Finance Corp.	4.375%	10/1/10	3,350	3,383
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	5,000	5,324
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	2,650	2,504
NiSource Finance Corp.	7.875%	11/15/10	2,800	2,578
NiSource Finance Corp.	6.150%	3/1/13	1,975	1,491
NStar Electric Co.	4.875%	10/15/12	1,925	1,927
Ohio Power Co.	5.750%	9/1/13	1,575	1,550
Oncor Electric Delivery Co.	6.375%	5/1/12	1,950	1,933
Pacific Gas & Electric Co.	4.200%	3/1/11	1,100	1,080
PacifiCorp	6.900%	11/15/11	3,650	3,843
Pepco Holdings, Inc.	6.450%	8/15/12	2,000	1,872
PPL Energy Supply LLC	6.400%	11/1/11	1,000	960
PPL Energy Supply LLC	6.300%	7/15/13	950	892
Progress Energy, Inc.	7.100%	3/1/11	9,918	9,940
Progress Energy, Inc.	6.850%	4/15/12	775	784
PSE&G Power LLC	7.750%	4/15/11	1,950	1,946
PSE&G Power LLC	6.950%	6/1/12	4,775	4,697
PSI Energy Inc.	5.000%	9/15/13	1,125	1,069
Public Service Co. of Colorado	7.875%	10/1/12	4,625	4,912
Public Service Electric & Gas	5.375%	9/1/13	2,000	1,938
SCANA Corp.	6.875%	5/15/11	1,500	1,539
Southern Co.	5.300%	1/15/12	2,550	2,579
Southern Power Co.	6.250%	7/15/12	1,000	1,010
Tampa Electric Co.	6.875%	6/15/12	1,000	992

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tampa Electric Co.	6.375%	8/15/12	2,000	1,952
Virginia Electric & Power Co.	5.100%	11/30/12	4,625	4,522
Wisconsin Energy Corp.	6.500%	4/1/11	4,595	4,721

Natural Gas (0.5%)
AGL Capital Corp.	7.125%	1/14/11	500	504
CenterPoint Energy Resources	7.875%	4/1/13	1,500	1,488
Consolidated Natural Gas	6.250%	11/1/11	1,000	1,022
Duke Capital Corp.	6.250%	2/15/13	3,325	3,226
Duke Energy Field Services	7.875%	8/16/10	4,000	4,008
Energy Transfer Partners LP	5.650%	8/1/12	1,250	1,135
Energy Transfer Partners LP	6.000%	7/1/13	1,500	1,350
5 Enron Corp.	9.125%	4/1/03	2,000	10
5 Enron Corp.	7.625%	9/10/04	1,000	5
Enterprise Products Operating LP	4.950%	6/1/10	7,175	6,937
Enterprise Products Operating LP	5.650%	4/1/13	2,200	1,970
5 HNG Internorth	9.625%	3/15/06	1,500	7
KeySpan Corp.	7.625%	11/15/10	1,500	1,561
Kinder Morgan Energy Partners LP	6.750%	3/15/11	1,225	1,186
Kinder Morgan Energy Partners LP	7.125%	3/15/12	550	511
Kinder Morgan Energy Partners LP	5.850%	9/15/12	3,000	2,762
ONEOK Inc.	7.125%	4/15/11	2,000	1,989
ONEOK Partners, LP	5.900%	4/1/12	3,400	3,205
Reliant Energy Resources	7.750%	2/15/11	2,500	2,551
Sempra Energy	7.950%	3/1/10	1,500	1,518
Sempra Energy	6.000%	2/1/13	2,525	2,433
Teppco Partners, LP	5.900%	4/15/13	1,150	1,032
Trans-Canada Pipelines	4.000%	6/15/13	1,650	1,482
Transcontinental Gas Pipe Line Corp.	7.000%	8/15/11	650	642
Valero Logistics	6.050%	3/15/13	2,000	1,790
Williams Cos., Inc.	7.125%	9/1/11	2,125	1,934
Williams Cos., Inc.	8.125%	3/15/12	2,100	1,953
				178,922

Total Corporate Bonds (Cost $2,507,862)				2,412,174

Sovereign Bonds (U.S. Dollar-Denominated) (5.9%)
Asian Development Bank	4.500%	9/4/12	5,000	5,367
Asian Development Bank	3.625%	9/5/13	5,850	6,140
Canada Mortgage & Housing Corp.	4.800%	10/1/10	1,500	1,576
Canadian Mortgage & Housing Corp.	5.000%	9/1/11	4,000	4,286
Corp. Andina de Fomento	6.875%	3/15/12	2,300	2,235
Corp. Andina de Fomento	5.200%	5/21/13	2,575	2,305
Eksportfinans	5.125%	10/26/11	6,000	6,290
European Investment Bank	5.000%	2/8/10	3,350	3,468
European Investment Bank	4.000%	3/3/10	2,925	2,995
European Investment Bank	4.125%	9/15/10	3,600	3,718
European Investment Bank	4.625%	9/15/10	19,750	20,646
European Investment Bank	3.250%	2/15/11	15,425	15,795
European Investment Bank	2.625%	5/16/11	3,800	3,847
European Investment Bank	5.250%	6/15/11	12,975	13,897
European Investment Bank	3.125%	7/15/11	16,425	16,782
European Investment Bank	3.250%	10/14/11	4,775	4,918
European Investment Bank	2.625%	11/15/11	10,450	10,627
European Investment Bank	4.625%	3/21/12	21,700	23,291
European Investment Bank	4.250%	7/15/13	16,950	18,120
Export Development Canada	3.750%	7/15/11	2,575	2,717
Export Development Canada	2.625%	11/15/11	3,300	3,387
Export Development Canada	4.500%	10/25/12	7,500	8,274
Export-Import Bank of Korea	4.625%	3/16/10	500	474
Export-Import Bank of Korea	5.125%	2/14/11	600	563
Export-Import Bank of Korea	5.500%	10/17/12	7,850	7,304
Federation of Malaysia	7.500%	7/15/11	2,875	3,082
Federative Republic of Brazil	9.250%	10/22/10	8,225	8,986
Federative Republic of Brazil	11.000%	1/11/12	3,875	4,602
Financement Quebec	5.000%	10/25/12	2,000	2,162

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Inter-American Development Bank	7.375%	1/15/10	2,800	2,952
Inter-American Development Bank	5.000%	4/5/11	5,000	5,329
Inter-American Development Bank	3.250%	11/15/11	4,500	4,656
Inter-American Development Bank	4.750%	10/19/12	12,500	13,513
Inter-American Development Bank	3.500%	3/15/13	3,000	3,108
International Bank for Reconstruction & Development	3.625%	5/21/13	5,500	5,745
International Finance Corp.	4.000%	6/15/10	1,250	1,305
International Finance Corp.	5.125%	5/2/11	7,100	7,519
Japan Bank International	4.750%	5/25/11	2,150	2,271
Japan Bank International	4.375%	11/26/12	2,200	2,310
Japan Bank International	4.250%	6/18/13	6,150	6,357
Japan Finance Corp.	5.875%	3/14/11	2,000	2,135
KFW International Finance Inc.	3.250%	10/14/11	10,950	11,281
Korea Development Bank	5.300%	1/17/13	4,650	4,288
Korea Development Bank	5.750%	9/10/13	5,525	4,714
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	17,875	18,465
Kreditanstalt fur Wiederaufbau	3.250%	2/15/11	15,000	15,379
Kreditanstalt fur Wiederaufbau	3.750%	6/27/11	8,825	9,170
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	21,700	23,418
Kreditanstalt fur Wiederaufbau	3.250%	3/15/13	4,350	4,472
Kreditanstalt fur Wiederaufbau	3.500%	5/16/13	12,375	12,838
Kreditanstalt fur Wiederaufbau	4.000%	10/15/13	6,125	6,483
Landeskreditbank Baden-Wuerttemberg - Foerderbank	4.250%	9/15/10	3,500	3,652
Landeskreditbank Baden-Wuerttemberg - Foerderbank	4.875%	1/13/12	1,500	1,631
Landwirtschaftliche Rentenbank	3.875%	3/15/10	3,500	3,618
Landwirtschaftliche Rentenbank	4.875%	2/14/11	6,000	6,284
Landwirtschaftliche Rentenbank	5.250%	7/15/11	3,500	3,730
Landwirtschaftliche Rentenbank	5.250%	7/2/12	4,500	4,911
Landwirtschaftliche Rentenbank	3.250%	3/15/13	2,100	2,162
Mass Transit Railway Corp.	7.500%	11/8/10	1,500	1,621
Nordic Investment Bank	3.875%	6/15/10	3,750	3,868
Nordic Investment Bank	4.500%	9/13/10	5,000	5,220
Nordic Investment Bank	3.125%	2/15/11	6,000	6,147
Oesterreichische Kontrollbank	4.250%	10/6/10	3,375	3,548
Oesterreichische Kontrollbank	2.875%	3/15/11	1,000	1,027
Oesterreichische Kontrollbank	3.125%	10/14/11	450	468
Oesterreichische Kontrollbank	4.750%	11/8/11	13,500	14,370
Oesterreichische Kontrollbank	4.750%	10/16/12	4,725	5,087
Ontario Hydro Electric	7.450%	3/31/13	1,000	1,211
Pemex Project Funding Master Trust	9.125%	10/13/10	2,500	2,628
Petrobras International Finance	9.125%	7/2/13	2,500	2,759
Province of Ontario	3.125%	9/8/10	3,975	4,017
Province of Ontario	2.750%	2/22/11	3,900	3,922
Province of Ontario	3.375%	5/20/11	950	969
Province of Ontario	5.000%	10/18/11	12,450	13,046
Province of Ontario	3.500%	7/15/13	6,000	6,053
Province of Quebec	6.125%	1/22/11	4,200	4,501
Province of Saskatchewan	7.375%	7/15/13	1,000	1,242
Quebec Hydro Electric	6.300%	5/11/11	2,500	2,674
Quebec Hydro Electric	8.000%	2/1/13	2,000	2,365
Republic of Chile	7.125%	1/11/12	3,000	3,373
Republic of Chile	5.500%	1/15/13	3,200	3,490
Republic of Italy	6.000%	2/22/11	5,775	6,167
Republic of Italy	3.500%	7/15/11	2,925	3,016
Republic of Italy	5.625%	6/15/12	16,600	18,091
Republic of Korea	4.250%	6/1/13	3,225	3,016
Republic of Peru	9.125%	2/21/12	2,500	2,675
Republic of Poland	6.250%	7/3/12	2,600	2,695
Republic of South Africa	7.375%	4/25/12	2,500	2,469
State of Israel	4.625%	6/15/13	2,350	2,462
Swedish Export Credit Corp.	4.875%	1/19/10	2,500	2,568
Swedish Export Credit Corp.	4.000%	6/15/10	2,175	2,239
Swedish Export Credit Corp.	4.500%	9/27/10	8,350	8,646
United Mexican States	9.875%	2/1/10	475	509

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	8.375%	1/14/11	11,600	12,528
United Mexican States	7.500%	1/14/12	2,100	2,257
United Mexican States	6.375%	1/16/13	2,450	2,554
Total Sovereign Bonds (Cost $549,090)				567,048

			Shares
Temporary Cash Investments (2.2%)
6 Vanguard Market Liquidity Fund (Cost $209,993)	1.378%	1/5/09	209,993,016	209,993
Total Investments (101.3%) (Cost $9,615,424)				9,793,534
Other Assets and Liabilities—Net (–1.3%)				(121,080)
Net Assets (100%)				9,672,454

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $23,999,000, representing 0.2% of net assets.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

5 Non-Income Producing; Defaulted Bond.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.

Rate shown is the 7-day yield.

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (52.2%)

U.S. Government Securities (41.0%)
	U.S. Treasury Bond	11.250%	2/15/15	85,615	130,001
	U.S. Treasury Bond	10.625%	8/15/15	98,410	148,984
	U.S. Treasury Bond	9.875%	11/15/15	102,200	152,406
	U.S. Treasury Bond	9.250%	2/15/16	106,370	155,317
	U.S. Treasury Bond	7.250%	5/15/16	100,325	134,419
	U.S. Treasury Bond	7.500%	11/15/16	164,345	224,665
	U.S. Treasury Bond	8.750%	5/15/17	146,870	216,450
	U.S. Treasury Bond	8.875%	8/15/17	113,285	168,936
	U.S. Treasury Bond	9.125%	5/15/18	104,495	161,837
	U.S. Treasury Bond	8.875%	2/15/19	21,850	33,646
	U.S. Treasury Note	3.125%	11/30/09	780	800
	U.S. Treasury Note	2.125%	1/31/10	3,800	3,869
	U.S. Treasury Note	2.625%	5/31/10	2,560	2,637
	U.S. Treasury Note	4.875%	6/30/12	8,350	9,387
	U.S. Treasury Note	3.875%	10/31/12	14,125	15,635
	U.S. Treasury Note	3.375%	6/30/13	2,975	3,243
	U.S. Treasury Note	3.375%	7/31/13	36,775	40,165
	U.S. Treasury Note	3.125%	8/31/13	16,745	18,051
	U.S. Treasury Note	3.125%	9/30/13	32,825	35,410
	U.S. Treasury Note	2.750%	10/31/13	96,175	102,247
	U.S. Treasury Note	4.250%	11/15/13	22,345	25,498
	U.S. Treasury Note	2.000%	11/30/13	93,575	96,016
	U.S. Treasury Note	1.500%	12/31/13	43,875	43,765
	U.S. Treasury Note	4.000%	2/15/14	13,160	14,920
	U.S. Treasury Note	4.750%	5/15/14	3,180	3,741
	U.S. Treasury Note	4.250%	8/15/14	1,745	2,006
	U.S. Treasury Note	4.000%	2/15/15	23,175	26,405
	U.S. Treasury Note	4.125%	5/15/15	49,470	56,736
	U.S. Treasury Note	4.250%	8/15/15	71,450	83,027
	U.S. Treasury Note	4.500%	11/15/15	7,000	8,306
	U.S. Treasury Note	4.500%	2/15/16	15,450	18,195
	U.S. Treasury Note	5.125%	5/15/16	102,800	124,517
	U.S. Treasury Note	4.875%	8/15/16	127,380	152,219
	U.S. Treasury Note	4.625%	11/15/16	35,400	41,844
	U.S. Treasury Note	4.625%	2/15/17	160,290	189,894
	U.S. Treasury Note	4.500%	5/15/17	221,720	260,625
	U.S. Treasury Note	4.750%	8/15/17	173,475	207,790
	U.S. Treasury Note	4.250%	11/15/17	11,405	13,315
	U.S. Treasury Note	3.500%	2/15/18	30,100	33,388
	U.S. Treasury Note	4.000%	8/15/18	93,875	108,631
	U.S. Treasury Note	3.750%	11/15/18	230,535	261,477
					3,530,420
Agency Bonds and Notes (11.2%)
	Agency for International Development - Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	6,825	7,469
1	Federal Farm Credit Bank	4.875%	12/16/15	2,450	2,720
1	Federal Farm Credit Bank	5.125%	8/25/16	11,300	12,825
1	Federal Farm Credit Bank	4.875%	1/17/17	5,750	6,378
1	Federal Home Loan Bank	5.250%	6/18/14	150	170
1	Federal Home Loan Bank	5.500%	8/13/14	54,425	62,306
1	Federal Home Loan Bank	5.000%	12/21/15	11,660	13,068
1	Federal Home Loan Bank	5.375%	5/18/16	27,850	31,778
1	Federal Home Loan Bank	5.625%	6/13/16	4,325	4,604
1	Federal Home Loan Bank	5.125%	10/19/16	3,800	4,271
1	Federal Home Loan Bank	4.750%	12/16/16	30,500	33,758
1	Federal Home Loan Bank	4.875%	5/17/17	24,225	27,190
1	Federal Home Loan Bank	5.000%	11/17/17	25,700	29,255
1	Federal Home Loan Bank	5.375%	8/15/18	6,000	7,004
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/14	12,300	13,511
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	58,525	65,748
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	23,050	25,316
1	Federal Home Loan Mortgage Corp.	5.050%	1/26/15	4,700	5,272
1	Federal Home Loan Mortgage Corp.	4.750%	1/19/16	27,925	30,948
1	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	49,000	55,821

	Vanguard® Intermediate-Term Bond Index Fund
	Schedule of Investments
	December 31, 2008
					Face	Market
				Maturity	Amount	Value
			Coupon	Date	($000)	($000)
	1	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	42,500	49,323
	1	Federal Home Loan Mortgage Corp.	5.125%	10/18/16	12,100	13,778
	1	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	17,000	19,307
	1	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	39,500	45,640
	1	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	27,100	31,092
	1	Federal Home Loan Mortgage Corp.	5.000%	12/14/18	11,900	11,638
	1	Federal National Mortgage Assn.	3.250%	2/15/09	10,000	10,036
	1	Federal National Mortgage Assn.	5.125%	1/2/14	9,550	9,664
	1	Federal National Mortgage Assn.	4.125%	4/15/14	25,600	27,657
	1	Federal National Mortgage Assn.	4.625%	10/15/14	32,225	35,613
	1	Federal National Mortgage Assn.	5.000%	4/15/15	25,000	28,161
	1	Federal National Mortgage Assn.	4.375%	10/15/15	22,100	24,105
	1	Federal National Mortgage Assn.	5.000%	3/15/16	13,000	14,590
	1	Federal National Mortgage Assn.	5.250%	9/15/16	32,925	37,699
	1	Federal National Mortgage Assn.	4.875%	12/15/16	29,900	33,532
	1	Federal National Mortgage Assn.	5.000%	2/13/17	35,825	40,655
	1	Federal National Mortgage Assn.	5.000%	5/11/17	26,000	29,618
	1	Federal National Mortgage Assn.	5.375%	6/12/17	25,000	29,243
	1	Financing Corp.	10.350%	8/3/18	1,700	2,694
	1	Financing Corp.	9.650%	11/2/18	2,090	3,217
	1	Tennessee Valley Auth.	6.000%	3/15/13	6,000	6,871
	1	Tennessee Valley Auth.	4.750%	8/1/13	4,000	4,396
	1	Tennessee Valley Auth.	4.375%	6/15/15	7,000	7,581
	1	Tennessee Valley Auth.	5.500%	7/18/17	6,200	7,195
	1	Tennessee Valley Auth.	6.250%	12/15/17	2,600	3,211
	1	Tennessee Valley Auth.	4.500%	4/1/18	2,375	2,619
						968,547

	Total U.S. Government and Agency Obligations (Cost $4,038,039)					4,498,967

	Corporate Bonds (38.5%)

Asset	-Backed/Commercial Mortgage-Backed Securities (0.0%)
	2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	2,500	2,223
	2,3	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	323	338
						2,561
	Finance (17.0%)
		Banking (10.8%)
		ABN AMRO Bank NV	4.650%	6/4/18	1,925	1,546
		American Exoress Co.	7.000%	3/19/18	11,100	11,304
		American Express Bank, FSB	6.000%	9/13/17	3,325	2,955
		American Express Centurion Bank	5.950%	6/12/17	3,275	3,041
		American Express Centurion Bank	6.000%	9/13/17	4,125	3,875
		American Express Co.	5.500%	9/12/16	1,400	1,294
		American Express Co.	6.150%	8/28/17	9,750	9,509
	2	American Express Co.	6.800%	9/1/66	3,525	1,934
		American Express Credit Corp.	5.300%	12/2/15	2,000	1,749
		AmSouth Bank NA	5.200%	4/1/15	2,650	2,016
		Associates Corp. of North America	6.950%	11/1/18	1,150	1,168
	3	Banco Bilbao Vizcaya ARG	5.750%	7/20/17	3,125	3,130
		Bank of America Corp.	5.375%	6/15/14	3,425	3,417
		Bank of America Corp.	5.125%	11/15/14	4,550	4,389
		Bank of America Corp.	5.250%	12/1/15	1,900	1,723
		Bank of America Corp.	5.750%	8/15/16	3,900	3,682
		Bank of America Corp.	5.625%	10/14/16	17,150	16,934
		Bank of America Corp.	5.300%	3/15/17	15,550	14,933
		Bank of America Corp.	5.420%	3/15/17	10,200	9,074
		Bank of America Corp.	6.100%	6/15/17	2,100	2,096
		Bank of America Corp.	6.000%	9/1/17	4,150	4,226
		Bank of America Corp.	5.750%	12/1/17	7,975	8,093
		Bank of America Corp.	5.650%	5/1/18	24,900	24,974
		Bank of New York Mellon	4.950%	3/15/15	6,125	5,973
		Bank One Corp.	4.900%	4/30/15	6,150	5,747
		BB&T Corp.	5.200%	12/23/15	10,825	10,322
		BB&T Corp.	5.625%	9/15/16	50	51
		Bear Stearns Co., Inc.	5.700%	11/15/14	8,150	8,011
		Bear Stearns Co., Inc.	5.300%	10/30/15	1,100	1,076

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Co., Inc.	5.550%	1/22/17	12,300	11,557
	Bear Stearns Co., Inc.	6.400%	10/2/17	18,700	19,436
	Bear Stearns Co., Inc.	7.250%	2/1/18	11,550	12,669
	Capital One Financial Corp.	5.500%	6/1/15	3,750	3,165
	Capital One Financial Corp.	6.150%	9/1/16	6,325	4,331
	Capital One Financial Corp.	6.750%	9/15/17	5,050	4,880
2,3	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	2,100	2,048
	Citigroup, Inc.	5.125%	5/5/14	3,125	2,962
	Citigroup, Inc.	5.000%	9/15/14	29,394	25,552
	Citigroup, Inc.	4.700%	5/29/15	2,600	2,244
	Citigroup, Inc.	5.300%	1/7/16	10,825	10,262
	Citigroup, Inc.	5.500%	2/15/17	7,650	6,893
	Citigroup, Inc.	6.000%	8/15/17	9,750	9,706
	Citigroup, Inc.	6.125%	11/21/17	25,375	25,524
	Citigroup, Inc.	6.125%	5/15/18	6,950	7,077
	Colonial Bank NA	6.375%	12/1/15	1,250	816
	Comerica Bank	5.750%	11/21/16	5,025	3,767
	Comerica Bank	5.200%	8/22/17	3,025	2,285
	Comerica Inc.	4.800%	5/1/15	1,500	1,133
	Compass Bank	6.400%	10/1/17	1,600	1,364
	Countrywide Financial Corp.	6.250%	5/15/16	6,250	5,961
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	5,550	5,204
	Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	12,275	11,233
	Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	1,125	1,033
	Credit Suisse First Boston USA, Inc.	5.850%	8/16/16	3,250	3,138
2	Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	6,200	3,099
	Credit Suisse New York	6.000%	2/15/18	18,250	17,964
	Deutsche Bank AG London	6.000%	9/1/17	17,275	18,330
	Deutsche Bank Financial LLC	5.375%	3/2/15	4,050	3,664
	Fifth Third Bancorp.	4.750%	2/1/15	2,800	2,400
	Fifth Third Bancorp.	5.450%	1/15/17	3,000	2,430
	Fifth Third Bancorp.	4.500%	6/1/18	1,550	1,136
2	Fifth Third Capital Trust IV	6.500%	4/15/67	5,750	2,933
	First Tennessee Bank	5.050%	1/15/15	2,800	1,807
	Goldman Sachs Group, Inc.	5.000%	10/1/14	14,075	12,177
	Goldman Sachs Group, Inc.	5.125%	1/15/15	9,650	8,756
	Goldman Sachs Group, Inc.	5.350%	1/15/16	13,275	12,043
	Goldman Sachs Group, Inc.	5.750%	10/1/16	5,625	5,189
	Goldman Sachs Group, Inc.	5.625%	1/15/17	11,725	9,776
	Goldman Sachs Group, Inc.	6.250%	9/1/17	14,225	13,454
	Goldman Sachs Group, Inc.	5.950%	1/18/18	23,675	22,005
	Goldman Sachs Group, Inc.	6.150%	4/1/18	16,350	15,712
3	HBOS Treasury Services PLC	5.250%	2/21/17	3,225	3,188
3	HBOS Treasury Services PLC	6.750%	5/21/18	925	809
	HSBC Bank USA	4.625%	4/1/14	8,000	7,612
	Huntington National Bank	5.500%	2/15/16	2,500	2,049
	JPMorgan Chase & Co.	5.375%	1/15/14	2,100	2,091
	JPMorgan Chase & Co.	4.875%	3/15/14	7,100	6,863
	JPMorgan Chase & Co.	5.125%	9/15/14	8,765	8,492
	JPMorgan Chase & Co.	4.750%	3/1/15	9,875	9,579
	JPMorgan Chase & Co.	5.250%	5/1/15	2,975	2,838
	JPMorgan Chase & Co.	5.150%	10/1/15	9,100	8,775
	JPMorgan Chase & Co.	5.875%	6/13/16	6,400	6,430
	JPMorgan Chase & Co.	6.125%	6/27/17	4,325	4,338
	JPMorgan Chase & Co.	6.000%	10/1/17	9,275	9,257
	JPMorgan Chase & Co.	6.000%	1/15/18	11,450	12,105
	KeyBank NA	5.800%	7/1/14	6,300	5,639
	KeyBank NA	4.950%	9/15/15	1,000	780
	KeyBank NA	5.450%	3/3/16	3,025	2,450
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,425	5,044
2	Manufacturers & Traders Trust Co.	5.585%	12/28/20	2,400	1,777
	Marshall & Ilsley Bank	4.850%	6/16/15	700	532
	Marshall & Ilsley Bank	5.000%	1/17/17	1,950	1,511
	MBNA Corp.	5.000%	6/15/15	1,300	1,190
	Mellon Bank NA	4.750%	12/15/14	3,800	3,727
	Morgan Stanley Dean Witter	4.750%	4/1/14	14,500	11,426
	Morgan Stanley Dean Witter	6.000%	4/28/15	10,800	9,487

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley Dean Witter	5.375%	10/15/15	7,050	5,923
	Morgan Stanley Dean Witter	5.750%	10/18/16	7,750	6,465
	Morgan Stanley Dean Witter	5.450%	1/9/17	19,325	16,202
	Morgan Stanley Dean Witter	5.550%	4/27/17	9,225	7,709
	Morgan Stanley Dean Witter	6.250%	8/28/17	12,000	10,166
	Morgan Stanley Dean Witter	5.950%	12/28/17	18,725	15,938
	Morgan Stanley Dean Witter	6.625%	4/1/18	16,825	15,132
	National City Bank	5.800%	6/7/17	4,000	3,418
	National City Corp.	4.900%	1/15/15	1,800	1,541
	NationsBank Corp.	7.750%	8/15/15	1,000	1,041
3	Northern Rock PLC	5.625%	6/22/17	6,325	6,199
	Northern Trust Co.	6.500%	8/15/18	1,275	1,370
	PNC Bank NA	4.875%	9/21/17	1,450	1,334
	PNC Bank NA	6.000%	12/7/17	1,125	1,120
	PNC Bank NA	6.875%	4/1/18	1,500	1,578
	PNC Funding Corp.	5.250%	11/15/15	3,575	3,405
	PNC Funding Corp.	5.625%	2/1/17	7,625	7,337
	Regions Bank	7.500%	5/15/18	3,600	3,215
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	9,400	8,007
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	800	555
2	Royal Bank of Scotland Group PLC	7.640%	3/31/49	8,175	3,270
2	Royal Bank of Scotland Group PLC	5.512%	9/29/49	6,550	2,798
	Southtrust Corp.	5.800%	6/15/14	1,350	1,249
	Sovereign Bancorp, Inc.	8.750%	5/30/18	2,825	2,585
2,3	Standard Chartered PLC	6.409%	12/31/49	1,500	627
	State Street Capital Trust	5.300%	1/15/16	1,825	1,807
	State Street Capital Trust	5.250%	10/15/18	1,000	984
	SunTrust Banks, Inc.	5.000%	9/1/15	3,550	3,341
	SunTrust Banks, Inc.	5.200%	1/17/17	150	136
	SunTrust Banks, Inc.	6.000%	9/11/17	1,925	1,822
	SunTrust Banks, Inc.	5.450%	12/1/17	2,350	2,211
	SunTrust Banks, Inc.	7.250%	3/15/18	3,550	3,700
	Synovus Financial Corp.	5.125%	6/15/17	750	574
	UBS AG	5.875%	7/15/16	4,800	4,449
	UBS AG	5.875%	12/20/17	16,875	15,472
	UBS AG	5.750%	4/25/18	14,625	13,326
	Union Bank of California NA	5.950%	5/11/16	4,100	3,298
	US Bank NA	6.300%	2/4/14	2,600	2,798
	US Bank NA	4.950%	10/30/14	9,625	9,563
	US Bank NA	4.800%	4/15/15	1,000	1,017
	Wachovia Bank NA	4.800%	11/1/14	4,425	4,087
	Wachovia Bank NA	4.875%	2/1/15	4,475	4,099
	Wachovia Bank NA	6.000%	11/15/17	5,275	5,138
	Wachovia Corp.	4.875%	2/15/14	13,800	12,617
	Wachovia Corp.	5.625%	10/15/16	10,900	9,874
	Wachovia Corp.	5.750%	6/15/17	11,475	11,341
	Wachovia Corp.	5.750%	2/1/18	10,450	10,525
	Wells Fargo & Co.	4.625%	4/15/14	6,650	6,467
	Wells Fargo & Co.	5.625%	12/11/17	18,175	18,816
	Wells Fargo Bank NA	4.750%	2/9/15	10,450	10,087
	Wells Fargo Bank NA	5.750%	5/16/16	5,300	5,435
	Zions Bancorp.	5.650%	5/15/14	1,200	899
	Zions Bancorp.	5.500%	11/16/15	6,850	5,116

	Brokerage (1.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	3,450	2,933
2	Ameriprise Financial Inc.	7.518%	6/1/66	2,000	1,102
	BlackRock, Inc.	6.250%	9/15/17	2,950	2,784
	Janus Capital Group	6.700%	6/15/17	1,700	849
	Jefferies Group Inc.	5.500%	3/15/16	4,500	3,434
	Lazard Group	6.850%	6/15/17	5,525	3,494
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	9,225	8,779
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	3,950	3,803
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	15,325	14,614
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	4,725	4,358
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	5,550	4,972

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merrill Lynch & Co., Inc.	6.400%	8/28/17	9,750	9,815
Merrill Lynch & Co., Inc.	6.875%	4/25/18	33,125	34,858
Merrill Lynch & Co., Inc.	6.500%	7/15/18	4,125	4,120
Merrill Lynch & Co., Inc.	6.875%	11/15/18	4,075	4,270
2 Schwab Capital Trust I	7.500%	11/15/37	1,850	962

Finance Companies (1.9%)
American General Finance Corp.	5.750%	9/15/16	5,725	2,175
American General Finance Corp.	6.900%	12/15/17	16,100	6,440
Capmark Financial Group	6.300%	5/10/17	1,625	455
CIT Group Funding Co. of Canada	5.200%	6/1/15	5,775	4,042
CIT Group, Inc.	5.400%	3/7/13	2,150	1,591
CIT Group, Inc.	5.000%	2/13/14	875	621
CIT Group, Inc.	5.125%	9/30/14	4,525	3,258
CIT Group, Inc.	5.000%	2/1/15	3,400	2,278
CIT Group, Inc.	5.400%	1/30/16	2,250	1,575
CIT Group, Inc.	5.850%	9/15/16	2,750	1,953
CIT Group, Inc.	5.650%	2/13/17	3,150	2,205
2 CIT Group, Inc.	6.100%	3/15/67	3,200	960
Discover Financial Services	6.450%	6/12/17	1,500	1,036
General Electric Capital Corp.	5.500%	6/4/14	5,350	5,363
General Electric Capital Corp.	5.650%	6/9/14	9,275	9,353
General Electric Capital Corp.	5.375%	10/20/16	925	908
General Electric Capital Corp.	5.400%	2/15/17	18,750	18,415
General Electric Capital Corp.	5.625%	9/15/17	11,350	11,240
General Electric Capital Corp.	5.625%	5/1/18	27,800	27,994
2 General Electric Capital Corp.	6.375%	11/15/67	14,675	9,330
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	3,925	2,251
HSBC Finance Corp.	5.250%	1/15/14	2,550	2,449
HSBC Finance Corp.	5.000%	6/30/15	30,550	27,814
International Lease Finance Corp.	5.650%	6/1/14	8,150	5,379
SLM Corp.	5.375%	5/15/14	4,750	3,236
SLM Corp.	5.050%	11/14/14	1,400	939
SLM Corp.	8.450%	6/15/18	15,325	12,205

Insurance (2.3%)
ACE INA Holdings, Inc.	5.875%	6/15/14	2,000	1,888
ACE INA Holdings, Inc.	5.600%	5/15/15	2,050	1,887
ACE INA Holdings, Inc.	5.700%	2/15/17	2,400	2,185
ACE INA Holdings, Inc.	5.800%	3/15/18	1,850	1,680
Aetna, Inc.	6.000%	6/15/16	5,250	4,855
Aetna, Inc.	6.500%	9/15/18	1,450	1,407
Allied World Assurance	7.500%	8/1/16	3,275	2,890
Allstate Corp.	5.000%	8/15/14	6,225	5,840
2 Allstate Corp.	6.125%	5/15/37	2,575	1,656
American International Group, Inc.	5.050%	10/1/15	9,675	6,482
American International Group, Inc.	5.600%	10/18/16	875	584
American International Group, Inc.	5.450%	5/18/17	6,425	4,200
American International Group, Inc.	5.850%	1/16/18	12,925	8,644
3 American International Group, Inc.	8.250%	8/15/18	12,120	9,075
Aspen Insurance Holdings Ltd.	6.000%	8/15/14	1,100	742
Assurant, Inc.	5.625%	2/15/14	2,825	2,096
Axis Capital Holdings Ltd.	5.750%	12/1/14	1,800	1,209
Berkshire Hathaway Finance Corp.	5.100%	7/15/14	1,850	1,949
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	5,325	5,552
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	6,900	7,142
Chubb Corp.	5.750%	5/15/18	3,700	3,640
2 Chubb Corp.	6.375%	3/29/67	5,225	3,274
CIGNA Corp.	6.350%	3/15/18	4,050	3,507
CNA Financial Corp.	5.850%	12/15/14	2,100	1,546
CNA Financial Corp.	6.500%	8/15/16	3,400	2,406
Commerce Group, Inc.	5.950%	12/9/13	900	770
Coventry Health Care Inc.	6.300%	8/15/14	1,000	638
Coventry Health Care Inc.	5.950%	3/15/17	3,000	1,546
2 Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	1,450	605
Genworth Financial, Inc.	5.750%	6/15/14	4,250	1,572

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Genworth Financial, Inc.	4.950%	10/1/15	1,450	544
2 Genworth Financial, Inc.	6.150%	11/15/66	3,025	302
Hartford Financial Services Group, Inc.	5.500%	10/15/16	1,975	1,488
Hartford Financial Services Group, Inc.	5.375%	3/15/17	2,200	1,554
Hartford Financial Services Group, Inc.	6.300%	3/15/18	2,200	1,618
2 Hartford Financial Services Group, Inc.	8.125%	6/15/38	2,250	1,042
Humana Inc.	6.450%	6/1/16	3,775	3,013
Humana Inc.	7.200%	6/15/18	3,975	3,205
Humana Inc.	6.300%	8/1/18	750	560
2 ING Capital Funding Trust III	5.775%	12/8/49	4,325	1,941
Jefferson Pilot Corp.	4.750%	1/30/14	4,000	3,084
2 Lincoln National Corp.	7.000%	5/17/66	1,780	783
2 Lincoln National Corp.	6.050%	4/20/67	4,375	1,575
Loews Corp.	5.250%	3/15/16	1,850	1,691
Marsh & McLennan Cos., Inc.	5.375%	7/15/14	1,500	1,328
Marsh & McLennan Cos., Inc.	5.750%	9/15/15	5,550	4,879
MetLife, Inc.	5.000%	6/15/15	7,450	6,878
MetLife, Inc.	6.817%	8/15/18	5,500	5,254
Principal Life Income Funding	5.100%	4/15/14	4,250	3,911
2 Progressive Corp.	6.700%	6/15/37	5,975	2,785
Prudential Financial, Inc.	4.750%	4/1/14	1,750	1,368
Prudential Financial, Inc.	5.100%	9/20/14	8,700	6,711
Prudential Financial, Inc.	5.500%	3/15/16	575	418
Prudential Financial, Inc.	6.100%	6/15/17	500	365
Prudential Financial, Inc.	6.000%	12/1/17	4,450	3,567
Torchmark Corp.	6.375%	6/15/16	1,750	1,366
Transatlantic Holdings	5.750%	12/14/15	4,000	2,421
Travelers Cos. Inc.	5.750%	12/15/17	3,550	3,423
Travelers Cos. Inc.	5.800%	5/15/18	1,975	1,902
2 Travelers Cos. Inc.	6.250%	3/15/37	3,950	2,487
Travelers Cos., Inc.	5.500%	12/1/15	1,350	1,288
Travelers Cos., Inc.	6.250%	6/20/16	2,025	2,016
UnitedHealth Group, Inc.	5.000%	8/15/14	5,400	5,049
UnitedHealth Group, Inc.	4.875%	3/15/15	3,825	3,311
UnitedHealth Group, Inc.	6.000%	6/15/17	5,325	4,708
UnitedHealth Group, Inc.	6.000%	11/15/17	2,400	2,132
UnitedHealth Group, Inc.	6.000%	2/15/18	3,050	2,822
WellPoint Inc.	5.000%	12/15/14	4,550	4,047
WellPoint Inc.	5.250%	1/15/16	3,900	3,422
WellPoint Inc.	5.875%	6/15/17	3,700	3,522
Willis North America Inc.	5.625%	7/15/15	3,150	2,256
Willis North America Inc.	6.200%	3/28/17	1,625	1,107
XL Capital Ltd.	5.250%	9/15/14	4,025	2,217
2 XL Capital Ltd.	6.500%	12/15/49	3,950	865

Other Finance (0.0%)
XTRA Finance Corp.	5.150%	4/1/17	1,600	1,577

Real Estate Investment Trusts (0.8%)
Arden Realty LP	5.250%	3/1/15	1,250	1,087
AvalonBay Communities, Inc.	5.750%	9/15/16	1,750	1,162
Boston Properties, Inc.	5.625%	4/15/15	1,925	1,252
Brandywine Operating Partnership	5.400%	11/1/14	2,250	1,416
Brandywine Operating Partnership	5.700%	5/1/17	1,925	1,045
Camden Property Trust	5.700%	5/15/17	3,300	1,725
Colonial Realty LP	5.500%	10/1/15	4,200	2,429
Duke Realty LP	5.950%	2/15/17	4,975	2,591
ERP Operating LP	5.250%	9/15/14	4,025	2,768
ERP Operating LP	5.125%	3/15/16	5,000	3,520
ERP Operating LP	5.375%	8/1/16	475	342
ERP Operating LP	5.750%	6/15/17	1,675	1,201
HCP Inc.	6.700%	1/30/18	4,500	2,046
Health Care Property Investors, Inc.	5.650%	12/15/13	2,250	1,378
Health Care Property Investors, Inc.	6.300%	9/15/16	275	134
Health Care Property Investors, Inc.	6.000%	1/30/17	3,750	1,770
Health Care REIT, Inc.	6.200%	6/1/16	925	547

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HealthCare Realty Trust	5.125%	4/1/14	2,925	1,826
Hospitality Properties	5.125%	2/15/15	4,150	2,060
Hospitality Properties	5.625%	3/15/17	2,500	1,095
HRPT Properties Trust	6.250%	8/15/16	5,150	2,791
HRPT Properties Trust	6.250%	6/15/17	3,200	1,655
Kimco Realty Corp.	5.783%	3/15/16	1,350	865
Liberty Property LP	5.125%	3/2/15	5,475	3,646
National Retail Properties	6.875%	10/15/17	3,000	1,935
ProLogis	5.625%	11/15/15	2,800	1,428
ProLogis	5.750%	4/1/16	3,000	1,560
ProLogis	5.625%	11/15/16	1,925	924
Realty Income Corp.	5.950%	9/15/16	1,000	730
Regency Centers LP	5.250%	8/1/15	1,000	629
Regency Centers LP	5.875%	6/15/17	3,000	1,790
Simon Property Group Inc.	5.625%	8/15/14	2,350	1,572
Simon Property Group Inc.	5.100%	6/15/15	1,800	1,112
Simon Property Group Inc.	5.750%	12/1/15	4,600	3,026
Simon Property Group Inc.	6.100%	5/1/16	1,800	1,187
Simon Property Group Inc.	5.250%	12/1/16	8,675	6,093
Simon Property Group Inc.	6.125%	5/30/18	3,225	2,184
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	1,725	1,247
				1,470,178
Industrial (17.5%)
Basic Industry (1.8%)
Alcan, Inc.	5.200%	1/15/14	1,500	1,090
Alcan, Inc.	5.000%	6/1/15	1,575	1,135
Alcoa, Inc.	5.550%	2/1/17	1,900	1,504
Alcoa, Inc.	6.750%	7/15/18	4,700	3,933
Arcelormittal	6.500%	4/15/14	5,000	3,554
ArcelorMittal	6.125%	6/1/18	10,275	6,957
Barrick Gold Finance Inc.	4.875%	11/15/14	2,050	1,847
Barrick North America Finance LLC	6.800%	9/15/18	4,150	3,944
BHP Billiton Finance Ltd.	5.400%	3/29/17	2,300	2,135
BHP Finance USA	5.250%	12/15/15	2,725	2,469
Celulosa Arauco Constitution SA	5.625%	4/20/15	5,150	4,867
Commercial Metals Co.	6.500%	7/15/17	1,650	1,282
Commercial Metals Co.	7.350%	8/15/18	1,675	1,353
Dow Chemical Co.	5.700%	5/15/18	3,300	2,830
E.I. du Pont de Nemours & Co.	5.875%	1/15/14	5,175	5,364
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	5,925	5,914
E.I. du Pont de Nemours & Co.	6.000%	7/15/18	5,275	5,516
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	10,000	8,600
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	18,750	15,422
ICI Wilmington	5.625%	12/1/13	1,600	1,564
Inco Ltd.	5.700%	10/15/15	1,675	1,408
International Paper Co.	7.400%	6/15/14	6,500	5,027
International Paper Co.	5.300%	4/1/15	175	119
International Paper Co.	5.250%	4/1/16	2,950	2,012
International Paper Co.	7.950%	6/15/18	8,200	6,341
Lubrizol Corp.	5.500%	10/1/14	2,575	2,330
Monsanto Co.	5.125%	4/15/18	925	975
3 Mosaic Co.	7.375%	12/1/14	2,500	2,238
3 Mosaic Co.	7.625%	12/1/16	4,000	3,400
Noranda, Inc.	6.000%	10/15/15	2,525	1,777
Nucor Corp.	5.750%	12/1/17	825	823
Nucor Corp.	5.850%	6/1/18	3,275	3,172
Plum Creek Timber Co.	5.875%	11/15/15	1,650	1,355
PPG Industries, Inc.	6.650%	3/15/18	3,425	3,377
Praxair, Inc.	5.250%	11/15/14	1,850	1,903
Praxair, Inc.	4.625%	3/30/15	2,575	2,439
Praxair, Inc.	5.375%	11/1/16	700	687
Praxair, Inc.	5.200%	3/15/17	1,500	1,454
Reliance Steel & Aluminum	6.200%	11/15/16	650	534
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	10,450	7,483
Rohm & Haas Co.	6.000%	9/15/17	9,700	8,709
US Steel Corp.	6.050%	6/1/17	3,325	1,947

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	US Steel Corp.	7.000%	2/1/18	1,300	881
	Vale Overseas Ltd.	6.250%	1/11/16	5,825	5,607
	Vale Overseas Ltd.	6.250%	1/23/17	4,575	4,323

	Capital Goods (1.8%)
2,3	BAE Systems Asset Trust	7.156%	12/15/11	366	378
	Black & Decker Corp.	5.750%	11/15/16	1,925	1,602
	Brascan Corp.	7.125%	6/15/12	1,000	599
	Caterpillar Financial Services Corp.	4.750%	2/17/15	7,625	7,189
	Caterpillar Financial Services Corp.	4.625%	6/1/15	1,200	1,121
	Caterpillar Financial Services Corp.	5.450%	4/15/18	5,300	4,995
	Caterpillar, Inc.	7.900%	12/15/18	7,000	8,255
	Cooper Industries, Inc.	5.450%	4/1/15	1,375	1,344
	CRH America Inc.	6.000%	9/30/16	8,375	5,303
	CRH America Inc.	8.125%	7/15/18	4,425	3,222
	Danaher Corp.	5.625%	1/15/18	1,200	1,238
	Deere & Co.	6.950%	4/25/14	6,230	6,587
	Dover Corp.	4.875%	10/15/15	2,400	2,406
	Dover Corp.	5.450%	3/15/18	900	931
	Eaton Corp.	5.600%	5/15/18	1,825	1,751
	Embraer Overseas Ltd.	6.375%	1/24/17	700	504
	Emerson Electric Co.	5.125%	12/1/16	2,500	2,540
	Emerson Electric Co.	5.375%	10/15/17	5,000	5,157
	Emerson Electric Co.	5.250%	10/15/18	850	868
	Fisher Scientific International Inc.	6.125%	7/1/15	4,000	3,514
	General Dynamics Corp.	5.250%	2/1/14	6,050	6,227
	General Electric Co.	5.250%	12/6/17	22,225	22,413
	Harsco Corp.	5.750%	5/15/18	2,550	2,590
	Honeywell International, Inc.	5.400%	3/15/16	1,825	1,865
	Honeywell International, Inc.	5.300%	3/15/17	1,000	1,015
	Honeywell International, Inc.	5.300%	3/1/18	4,025	4,089
	Ingersoll-Rand GL Holding Company	6.875%	8/15/18	6,100	5,770
	John Deere Capital Corp.	5.500%	4/13/17	2,300	2,222
	John Deere Capital Corp.	5.750%	9/10/18	2,875	2,798
	Joy Global, Inc.	6.000%	11/15/16	1,275	1,083
	Lafarge SA	6.500%	7/15/16	6,500	4,391
	Lockheed Martin Corp.	7.650%	5/1/16	3,000	3,441
	Martin Marietta Material	6.600%	4/15/18	2,050	1,512
	Masco Corp.	4.800%	6/15/15	4,875	3,203
	Masco Corp.	6.125%	10/3/16	4,275	2,937
	Mohawk Industries Inc.	6.125%	1/15/16	7,350	5,516
	Northrop Grumman Corp.	7.750%	3/1/16	2,900	3,284
	Parker-Hannifin Corp.	5.500%	5/15/18	2,000	1,946
	Rockwell Automation	5.650%	12/1/17	1,550	1,619
	Textron, Inc.	5.600%	12/1/17	3,700	2,671
	United Technologies Corp.	4.875%	5/1/15	2,950	2,915
	United Technologies Corp.	5.375%	12/15/17	5,100	5,226
	United Technologies Corp.	6.125%	2/1/19	2,250	2,395
	Vulcan Materials Co.	7.000%	6/15/18	3,275	2,527
	Waste Management, Inc.	6.375%	11/15/12	1,000	951
	Waste Management, Inc.	5.000%	3/15/14	625	544

	Communication (3.6%)
	America Movil SA de C.V.	5.500%	3/1/14	5,650	5,198
	America Movil SA de C.V.	5.750%	1/15/15	1,525	1,405
	AT&T Inc.	5.100%	9/15/14	24,450	24,397
	AT&T Inc.	5.625%	6/15/16	4,975	4,986
	AT&T Inc.	5.500%	2/1/18	13,900	13,873
	AT&T Inc.	5.600%	5/15/18	2,475	2,552
	BellSouth Corp.	5.200%	9/15/14	200	199
	BellSouth Corp.	5.200%	12/15/16	1,025	1,000
	British Telecommunications PLC	5.950%	1/15/18	3,875	3,321
	CenturyTel, Inc.	5.000%	2/15/15	1,000	728
	CenturyTel, Inc.	6.000%	4/1/17	2,475	1,786
	Comcast Cable Communications, Inc.	8.875%	5/1/17	1,700	1,823
	Comcast Corp.	5.300%	1/15/14	6,640	6,401

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	6.500%	1/15/15	3,825	3,791
Comcast Corp.	5.850%	11/15/15	2,300	2,202
Comcast Corp.	5.900%	3/15/16	12,050	11,585
Comcast Corp.	4.950%	6/15/16	2,175	1,981
Comcast Corp.	6.500%	1/15/17	1,575	1,577
Comcast Corp.	6.300%	11/15/17	7,125	7,039
Comcast Corp.	5.875%	2/15/18	5,375	5,189
Comcast Corp.	5.700%	5/15/18	1,000	953
Cox Communications, Inc.	5.450%	12/15/14	6,725	5,874
Cox Communications, Inc.	5.500%	10/1/15	1,250	1,109
Deutsche Telekom International Finance	5.750%	3/23/16	2,725	2,598
Deutsche Telekom International Finance	6.750%	8/20/18	4,550	4,628
Embarq Corp.	7.082%	6/1/16	9,275	7,123
GTE Corp.	6.840%	4/15/18	1,000	994
McGraw-Hill Cos. Inc.	5.900%	11/15/17	2,950	2,489
News America Inc.	5.300%	12/15/14	9,250	8,426
Omnicom Group Inc.	5.900%	4/15/16	6,400	5,209
Qwest Communications International Inc.	7.500%	10/1/14	3,475	2,841
Qwest Communications International Inc.	6.500%	6/1/17	4,000	2,960
R.R. Donnelley & Sons Co.	4.950%	4/1/14	2,550	2,050
R.R. Donnelley & Sons Co.	5.500%	5/15/15	2,365	1,656
R.R. Donnelley & Sons Co.	6.125%	1/15/17	1,750	1,207
Rogers Communications Inc.	6.375%	3/1/14	8,000	7,710
Rogers Communications Inc.	5.500%	3/15/14	5,000	4,663
Rogers Communications Inc.	6.800%	8/15/18	5,500	5,569
TCI Communications, Inc.	8.750%	8/1/15	3,895	4,097
Telecom Italia Capital	4.950%	9/30/14	11,100	8,404
Telecom Italia Capital	5.250%	10/1/15	5,100	3,885
Telecom Italia Capital	6.999%	6/4/18	2,625	2,299
Telefonica Emisiones SAU	6.421%	6/20/16	11,075	11,045
Telefonos de Mexico SA	5.500%	1/27/15	6,050	5,475
Thomson Corp.	5.700%	10/1/14	5,550	4,988
Thomson Corp.	6.500%	7/15/18	3,950	3,667
Time Warner Cable Inc.	5.850%	5/1/17	12,925	11,712
Time Warner Cable Inc.	6.750%	7/1/18	11,900	11,436
Verizon Communications Corp.	5.550%	2/15/16	12,150	11,956
Verizon Communications Corp.	5.500%	2/15/18	13,075	12,911
Verizon Communications Corp.	8.750%	11/1/18	11,075	13,148
Verizon Global Funding Corp.	4.900%	9/15/15	2,000	1,856
3 Verizon Wireless Inc.	8.500%	11/15/18	8,000	9,228
Vodafone Group PLC	5.375%	1/30/15	8,475	8,129
Vodafone Group PLC	5.000%	9/15/15	1,250	1,169
Vodafone Group PLC	5.750%	3/15/16	5,350	5,084
Vodafone Group PLC	5.625%	2/27/17	7,425	7,142
WPP Finance USA Corp.	5.875%	6/15/14	2,150	1,932

Consumer Cyclical (1.8%)
Autozone, Inc.	6.500%	1/15/14	2,000	1,772
Brinker International Inc.	5.750%	6/1/14	1,700	1,263
Costco Wholesale Corp.	5.500%	3/15/17	6,475	6,901
CVS Caremark Corp.	4.875%	9/15/14	1,675	1,523
CVS Caremark Corp.	5.750%	6/1/17	12,675	11,941
Darden Restaurants Inc.	6.200%	10/15/17	4,025	3,158
Federated Retail Holding	5.900%	12/1/16	8,800	5,386
Home Depot Inc.	5.400%	3/1/16	15,050	13,377
ITT Corp.	7.375%	11/15/15	5,600	3,559
J.C. Penney Co., Inc.	7.950%	4/1/17	1,650	1,241
J.C. Penney Co., Inc.	5.750%	2/15/18	2,650	1,785
Johnson Controls, Inc.	5.500%	1/15/16	3,000	2,352
Kohl’s Corp.	6.250%	12/15/17	4,000	3,233
Lowe’s Cos., Inc.	5.000%	10/15/15	4,275	4,075
Lowe’s Cos., Inc.	5.400%	10/15/16	4,525	4,332
Lowe’s Cos., Inc.	6.100%	9/15/17	600	580
Macy’s Retail Holdings Inc.	5.750%	7/15/14	3,600	2,284
Marriott International	6.200%	6/15/16	2,600	1,809
Marriott International	6.375%	6/15/17	2,450	1,695

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald’s Corp.	5.300%	3/15/17	750	771
McDonald’s Corp.	5.800%	10/15/17	3,950	4,213
McDonald’s Corp.	5.350%	3/1/18	4,775	4,961
Nordstrom, Inc.	6.250%	1/15/18	1,800	1,267
Target Corp.	5.875%	7/15/16	6,600	6,481
Target Corp.	5.375%	5/1/17	550	520
Target Corp.	6.000%	1/15/18	8,600	8,380
The Walt Disney Co.	5.625%	9/15/16	7,700	7,970
The Walt Disney Co.	5.875%	12/15/17	2,600	2,730
Time Warner, Inc.	5.875%	11/15/16	9,600	8,676
Toll Brothers, Inc.	5.150%	5/15/15	2,150	1,548
VF Corp.	5.950%	11/1/17	1,125	1,003
Viacom Inc.	6.250%	4/30/16	6,800	5,672
Viacom Inc.	6.125%	10/5/17	50	41
Wal-Mart Stores, Inc.	4.500%	7/1/15	7,025	7,105
Wal-Mart Stores, Inc.	5.375%	4/5/17	2,575	2,759
Wal-Mart Stores, Inc.	5.800%	2/15/18	5,025	5,518
Western Union Co.	5.930%	10/1/16	3,800	3,309
Wyndham Worldwide	6.000%	12/1/16	3,825	1,549
Yum! Brands, Inc.	6.250%	4/15/16	2,750	2,351
Yum! Brands, Inc.	6.250%	3/15/18	2,625	2,285

Consumer Noncyclical (4.9%)
Abbott Laboratories	4.350%	3/15/14	4,350	4,435
Abbott Laboratories	5.875%	5/15/16	11,000	12,061
Abbott Laboratories	5.600%	11/30/17	5,000	5,388
Allergan Inc.	5.750%	4/1/16	3,300	3,181
Altria Group, Inc.	9.700%	11/10/18	15,100	16,363
AmerisourceBergen Corp.	5.875%	9/15/15	4,425	3,917
Amgen Inc.	4.850%	11/18/14	4,125	4,055
Amgen Inc.	5.850%	6/1/17	7,975	8,225
Anheuser-Busch Cos., Inc.	5.600%	3/1/17	4,100	3,813
Anheuser-Busch Cos., Inc.	5.500%	1/15/18	4,450	4,056
Archer-Daniels-Midland Co.	8.375%	4/15/17	1,375	1,607
Archer-Daniels-Midland Co.	5.450%	3/15/18	4,050	4,027
AstraZeneca PLC	5.400%	6/1/14	3,400	3,557
AstraZeneca PLC	5.900%	9/15/17	10,925	11,676
Baxter International, Inc.	4.625%	3/15/15	3,150	3,166
Baxter International, Inc.	5.900%	9/1/16	2,600	2,802
Baxter International, Inc.	5.375%	6/1/18	3,500	3,629
Biogen Idec Inc.	6.875%	3/1/18	4,950	4,931
Bottling Group LLC	6.950%	3/15/14	3,500	3,801
Bottling Group LLC	5.500%	4/1/16	6,050	6,057
Bristol-Myers Squibb Co.	5.450%	5/1/18	3,125	3,233
Bunge Ltd. Finance Corp.	5.350%	4/15/14	2,900	2,073
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	1,426
Cardinal Health, Inc.	4.000%	6/15/15	2,200	1,854
Cardinal Health, Inc.	5.800%	10/15/16	1,250	1,141
Cardinal Health, Inc.	6.000%	6/15/17	900	818
Cardinal Health, Inc.	5.850%	12/15/17	1,900	1,701
Clorox Co.	5.000%	1/15/15	3,700	3,501
Coca-Cola Co.	5.350%	11/15/17	8,900	9,596
Coca-Cola Enterprises Inc.	7.375%	3/3/14	5,000	5,512
ConAgra Foods, Inc.	5.819%	6/15/17	1,500	1,408
Covidien International	6.000%	10/15/17	8,125	7,963
Delhaize America Inc.	6.500%	6/15/17	2,800	2,536
Diageo Capital PLC	7.375%	1/15/14	2,800	3,099
Diageo Capital PLC	5.500%	9/30/16	6,300	5,948
Diageo Capital PLC	5.750%	10/23/17	4,800	4,662
Diageo Finance BV	5.300%	10/28/15	2,675	2,620
3 Dr. Pepper Snapple Group	6.820%	5/1/18	6,075	5,928
Eli Lilly & Co.	5.200%	3/15/17	4,925	5,030
Fortune Brands Inc.	5.375%	1/15/16	6,175	5,234
Genentech Inc.	4.750%	7/15/15	3,250	3,218
General Mills, Inc.	5.200%	3/17/15	1,100	1,048
General Mills, Inc.	5.700%	2/15/17	7,850	7,809

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	8,075	8,074
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,250	14,992
Hasbro Inc.	6.300%	9/15/17	2,175	2,026
Hershey Foods Corp.	5.450%	9/1/16	2,100	2,102
Hospira, Inc.	5.900%	6/15/14	675	582
Hospira, Inc.	6.050%	3/30/17	2,000	1,628
Johnson & Johnson	5.550%	8/15/17	4,600	5,230
Johnson & Johnson	5.150%	7/15/18	5,825	6,385
Kimberly-Clark Corp.	4.875%	8/15/15	1,025	1,006
Kimberly-Clark Corp.	6.125%	8/1/17	7,000	7,424
Kimberly-Clark Corp.	6.250%	7/15/18	675	726
Kraft Foods, Inc.	6.750%	2/19/14	450	465
Kraft Foods, Inc.	6.500%	8/11/17	15,575	15,456
Kraft Foods, Inc.	6.125%	2/1/18	5,750	5,632
Kraft Foods, Inc.	6.125%	8/23/18	6,700	6,669
Kroger Co.	4.950%	1/15/15	6,825	6,261
Kroger Co.	6.400%	8/15/17	1,950	1,959
Laboratory Corp. of America	5.625%	12/15/15	1,250	1,070
McKesson Corp.	5.700%	3/1/17	1,000	896
Medco Health Solutions	7.125%	3/15/18	4,100	3,738
Medtronic Inc.	4.750%	9/15/15	3,200	3,073
Merck & Co.	4.750%	3/1/15	5,425	5,420
PepsiAmericas Inc.	4.875%	1/15/15	2,875	2,640
PepsiAmericas Inc.	5.000%	5/15/17	750	678
Pepsico, Inc.	5.000%	6/1/18	9,200	9,431
Pepsico, Inc.	7.900%	11/1/18	8,000	9,875
Pfizer, Inc.	4.500%	2/15/14	2,575	2,697
Philip Morris International Inc	5.650%	5/16/18	11,975	11,916
Philip Morris International Inc.	6.875%	3/17/14	6,075	6,371
Philips Electronics NV	5.750%	3/11/18	7,100	6,630
Procter & Gamble Co.	4.600%	1/15/14	6,800	7,035
Procter & Gamble Co.	4.950%	8/15/14	10,025	10,358
Quest Diagnostic, Inc.	5.450%	11/1/15	4,900	4,319
Quest Diagnostic, Inc.	6.400%	7/1/17	1,325	1,218
Reynolds American Inc.	7.625%	6/1/16	1,000	824
Reynolds American Inc.	6.750%	6/15/17	6,000	4,515
Safeway, Inc.	6.250%	3/15/14	2,250	2,275
Safeway, Inc.	6.350%	8/15/17	3,875	3,906
Schering-Plough Corp.	5.550%	12/1/13	5,750	5,765
Schering-Plough Corp.	6.000%	9/15/17	7,700	7,538
Sysco Corp.	5.250%	2/12/18	2,500	2,542
Teva Pharmaceutical Finance LLC	5.550%	2/1/16	2,675	2,617
UST, Inc.	5.750%	3/1/18	975	811
Wyeth	5.500%	2/1/14	7,875	8,008
Wyeth	5.500%	2/15/16	9,050	9,275
Wyeth	5.450%	4/1/17	1,725	1,756

Energy (1.5%)
Anadarko Petroleum Corp.	5.950%	9/15/16	10,200	8,945
Apache Corp.	5.625%	1/15/17	3,625	3,635
Apache Corp.	6.900%	9/15/18	2,800	3,052
Baker Hughes, Inc.	7.500%	11/15/18	3,000	3,317
BJ Services Co.	6.000%	6/1/18	1,225	1,089
Cameron International Corp.	6.375%	7/15/18	1,600	1,397
Canadian Natural Resources	4.900%	12/1/14	3,300	2,829
Canadian Natural Resources	6.000%	8/15/16	4,000	3,555
Canadian Natural Resources	5.700%	5/15/17	3,625	3,168
ConocoPhillips Canada	5.625%	10/15/16	9,825	10,154
Diamond Offshore Drilling	4.875%	7/1/15	2,050	1,909
Encana Corp.	5.900%	12/1/17	4,225	3,537
Encana Holdings Finance Corp.	5.800%	5/1/14	7,750	7,297
EOG Resources Inc.	5.875%	9/15/17	3,300	3,378
EOG Resources Inc.	6.875%	10/1/18	2,000	2,184
Halliburton Co.	5.900%	9/15/18	2,800	2,963
Marathon Oil Corp.	6.000%	10/1/17	8,875	7,764
Marathon Oil Corp.	5.900%	3/15/18	4,175	3,439

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nabors Industries Inc.	6.150%	2/15/18	5,475	4,787
Nexen, Inc.	5.650%	5/15/17	1,850	1,561
Petro-Canada Financial Partnership	5.000%	11/15/14	3,375	2,813
Petro-Canada Financial Partnership	6.050%	5/15/18	2,225	1,881
Questar Market Resources	6.050%	9/1/16	600	552
Questar Market Resources	6.800%	4/1/18	2,000	1,917
Shell International Finance BV	5.200%	3/22/17	2,775	2,884
Suncor Energy, Inc.	6.100%	6/1/18	5,200	4,485
Sunoco, Inc.	4.875%	10/15/14	950	793
Sunoco, Inc.	5.750%	1/15/17	2,075	1,749
Talisman Energy, Inc.	5.125%	5/15/15	2,150	1,908
Transocean Inc.	6.000%	3/15/18	4,750	4,292
Valero Energy Corp.	6.125%	6/15/17	6,000	5,109
Weatherford International Inc.	5.500%	2/15/16	3,000	2,496
Weatherford International Inc.	6.350%	6/15/17	2,600	2,264
Weatherford International Inc.	6.000%	3/15/18	2,575	2,166
XTO Energy, Inc.	4.900%	2/1/14	2,750	2,465
XTO Energy, Inc.	5.000%	1/31/15	400	353
XTO Energy, Inc.	6.250%	8/1/17	6,125	5,879
XTO Energy, Inc.	5.500%	6/15/18	5,000	4,540
XTO Energy, Inc.	6.500%	12/15/18	1,975	1,932

Other Industrial (0.0%)
Cintas Corp.	6.125%	12/1/17	1,300	1,211

Technology (1.5%)
Agilent Technologies Inc.	6.500%	11/1/17	3,325	2,286
Avnet Inc.	6.625%	9/15/16	3,000	2,306
BMC Software Inc.	7.250%	6/1/18	1,550	1,452
Cisco Systems Inc.	5.500%	2/22/16	16,775	17,704
3 Computer Sciences Corp.	6.500%	3/15/18	4,800	4,012
Dell Inc.	5.650%	4/15/18	2,500	2,167
Equifax Inc.	6.300%	7/1/17	1,300	930
Fiserv, Inc.	6.800%	11/20/17	3,150	2,701
Harris Corp.	5.000%	10/1/15	1,425	1,204
Harris Corp.	5.950%	12/1/17	775	667
Hewlett-Packard Co.	6.125%	3/1/14	4,775	5,141
Hewlett-Packard Co.	5.400%	3/1/17	2,750	2,799
Hewlett-Packard Co.	5.500%	3/1/18	5,375	5,499
International Business Machines Corp.	5.700%	9/14/17	23,375	24,803
Intuit Inc.	5.750%	3/15/17	2,025	1,466
Lexmark International Inc.	6.650%	6/1/18	2,975	2,182
Motorola, Inc.	6.000%	11/15/17	725	445
National Semiconductor	6.600%	6/15/17	2,325	1,688
Oracle Corp.	5.250%	1/15/16	16,725	17,192
Oracle Corp.	5.750%	4/15/18	8,000	8,298
Pitney Bowes, Inc.	4.875%	8/15/14	2,025	1,952
Pitney Bowes, Inc.	4.750%	1/15/16	6,175	5,844
Pitney Bowes, Inc.	5.750%	9/15/17	2,400	2,366
Pitney Bowes, Inc.	4.750%	5/15/18	1,625	1,508
Tyco Electronics Group	6.550%	10/1/17	4,025	3,385
Xerox Corp.	6.400%	3/15/16	5,700	4,250
Xerox Corp.	6.750%	2/1/17	1,850	1,322
Xerox Corp.	6.350%	5/15/18	5,575	4,331

Transportation (0.6%)
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	9,050	8,827
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	900	879
Canadian National Railway Co.	4.950%	1/15/14	1,300	1,270
Canadian National Railway Co.	5.800%	6/1/16	1,950	1,976
Canadian National Railway Co.	5.850%	11/15/17	500	509
Canadian National Railway Co.	5.550%	5/15/18	900	898
Canadian National Railway Co.	6.800%	7/15/18	750	817
Con-Way Inc.	7.250%	1/15/18	2,000	1,659
Continental Airlines, Inc.	6.563%	2/15/12	500	399
2 Continental Airlines, Inc.	6.648%	9/15/17	992	757

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Continental Airlines, Inc.	6.900%	1/2/18	1,557	1,218
CSX Corp.	6.250%	4/1/15	4,000	3,933
CSX Corp.	5.600%	5/1/17	3,850	3,451
Norfolk Southern Corp.	5.257%	9/17/14	3,095	2,954
Norfolk Southern Corp.	7.700%	5/15/17	2,400	2,598
Norfolk Southern Corp.	5.750%	4/1/18	3,000	2,921
Ryder System Inc.	5.850%	3/1/14	1,350	1,051
Ryder System Inc.	7.200%	9/1/15	1,775	1,322
Ryder System Inc.	5.850%	11/1/16	1,000	827
Southwest Airlines Co.	5.250%	10/1/14	2,000	1,527
Southwest Airlines Co.	5.750%	12/15/16	1,300	890
Southwest Airlines Co.	5.125%	3/1/17	650	457
Union Pacific Corp.	5.375%	5/1/14	2,000	1,913
Union Pacific Corp.	7.000%	2/1/16	550	576
Union Pacific Corp.	5.650%	5/1/17	3,300	3,147
Union Pacific Corp.	5.750%	11/15/17	4,675	4,469
Union Pacific Corp.	5.700%	8/15/18	2,325	2,254
United Parcel Service of America	5.500%	1/15/18	1,600	1,702
				1,504,954
Utilities (4.0%)
Electric (2.8%)
Alabama Power Co.	5.500%	10/15/17	2,100	2,074
American Electric Power Co., Inc.	5.250%	6/1/15	1,850	1,687
American Water Capital Corp.	6.085%	10/15/17	3,025	2,644
Arizona Public Service Co.	5.800%	6/30/14	500	415
Arizona Public Service Co.	4.650%	5/15/15	3,825	2,942
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,250	2,038
Carolina Power & Light Co.	5.250%	12/15/15	3,000	3,039
CenterPoint Energy Houston	5.750%	1/15/14	500	476
CenterPoint Energy Inc.	6.500%	5/1/18	4,500	3,682
Cleveland Electric Illumination Co.	5.650%	12/15/13	500	458
Cleveland Electric Illumination Co.	7.880%	11/1/17	250	256
Commonwealth Edison Co.	4.700%	4/15/15	700	628
Commonwealth Edison Co.	5.950%	8/15/16	1,975	1,857
Commonwealth Edison Co.	6.150%	9/15/17	4,250	3,997
Commonwealth Edison Co.	5.800%	3/15/18	650	584
Connecticut Light & Power Co.	5.650%	5/1/18	3,000	3,070
Consolidated Edison Co. of New York	5.500%	9/15/16	3,350	3,283
Consolidated Edison Co. of New York	5.850%	4/1/18	5,000	4,990
Consolidated Edison Co. of New York	7.125%	12/1/18	2,000	2,170
Constellation Energy Group, Inc.	4.550%	6/15/15	3,750	2,851
Consumers Energy Co.	5.500%	8/15/16	3,850	3,649
Dominion Resources, Inc.	5.150%	7/15/15	7,925	7,493
Dominion Resources, Inc.	6.000%	11/30/17	5,750	5,510
2 Dominion Resources, Inc.	7.500%	6/30/66	500	257
Duke Energy Carolinas LLC	5.250%	1/15/18	3,000	3,059
Duke Energy Carolinas LLC	5.100%	4/15/18	5,750	5,802
Enersis SA	7.375%	1/15/14	3,500	3,640
3 Entergy Gulf States, Inc.	6.000%	5/1/18	2,600	2,255
Entergy Louisiana LLC	6.500%	9/1/18	3,075	2,821
Exelon Corp.	4.900%	6/15/15	4,825	4,154
Exelon Generation Co. LLC	5.350%	1/15/14	1,000	849
Exelon Generation Co. LLC	6.200%	10/1/17	3,500	3,175
Florida Power & Light Co.	5.550%	11/1/17	3,950	4,124
Florida Power Corp.	5.650%	6/15/18	2,100	2,165
2 FPL Group Capital, Inc.	6.350%	10/1/66	1,825	906
2 FPL Group Capital, Inc.	6.650%	6/15/67	1,700	851
2 FPL Group Capital, Inc.	7.300%	9/1/67	1,000	576
Georgia Power Co.	5.700%	6/1/17	7,000	7,080
Illinois Power	6.125%	11/15/17	3,100	2,740
Illinois Power	6.250%	4/1/18	2,000	1,747
3 Illinois Power	9.750%	11/15/18	3,300	3,519
2 Integrys Energy Group	6.110%	12/1/66	1,500	745
Jersey Central Power & Light	5.625%	5/1/16	5,675	5,240
Jersey Central Power & Light	5.650%	6/1/17	5,475	5,051

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Metropolitan Edison	4.875%	4/1/14	1,000	910
MidAmerican Energy Co.	5.950%	7/15/17	925	964
MidAmerican Energy Co.	5.300%	3/15/18	4,900	4,838
MidAmerican Energy Holdings Co.	5.000%	2/15/14	600	573
MidAmerican Energy Holdings Co.	5.750%	4/1/18	4,350	4,326
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	3,500	3,210
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	8,250	7,590
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,575	3,269
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,525	2,941
Nevada Power Co.	6.500%	5/15/18	2,675	2,567
Nevada Power Co.	6.500%	8/1/18	3,575	3,469
NiSource Finance Corp.	5.400%	7/15/14	1,025	692
NiSource Finance Corp.	6.400%	3/15/18	5,350	3,470
Northern States Power Co.	5.250%	3/1/18	5,350	5,397
NStar Electric Co.	4.875%	4/15/14	2,350	2,258
NStar Electric Co.	5.625%	11/15/17	625	593
Ohio Edison	6.400%	7/15/16	1,200	1,045
Ohio Power Co.	6.000%	6/1/16	2,425	2,386
Oncor Electric Delivery Co.	6.375%	1/15/15	3,025	2,866
Pacific Gas & Electric Co.	4.800%	3/1/14	9,100	8,859
Pacific Gas & Electric Co.	5.625%	11/30/17	4,850	4,968
Pacific Gas & Electric Co.	8.250%	10/15/18	1,325	1,572
PacifiCorp	5.650%	7/15/18	2,575	2,589
PECO Energy Co.	5.350%	3/1/18	2,475	2,383
Pennsylvania Electric Co.	6.050%	9/1/17	800	714
PPL Energy Supply LLC	6.200%	5/15/16	7,900	6,281
PPL Energy Supply LLC	6.500%	5/1/18	750	616
Progress Energy, Inc.	5.625%	1/15/16	1,425	1,316
PSE&G Power LLC	5.000%	4/1/14	2,650	2,342
PSE&G Power LLC	5.500%	12/1/15	3,125	2,727
PSI Energy Inc.	6.050%	6/15/16	1,500	1,424
Public Service Co. of Colorado	5.500%	4/1/14	1,000	978
Sierra Pacific Power Co.	6.000%	5/15/16	2,400	2,260
South Carolina Electric & Gas Co.	6.500%	11/1/18	800	884
Southern California Edison Co.	5.000%	1/15/14	2,000	2,041
Southern California Edison Co.	5.750%	3/15/14	2,000	2,125
Southern California Edison Co.	4.650%	4/1/15	2,875	2,817
Southern California Edison Co.	5.000%	1/15/16	675	674
Southern Power Co.	4.875%	7/15/15	1,125	989
Southwestern Electric Power	5.550%	1/15/17	3,500	3,279
Southwestern Electric Power	6.450%	1/15/19	1,900	1,862
TransAlta Corp.	6.750%	7/15/12	125	124
TransAlta Corp.	6.650%	5/15/18	2,975	2,671
Union Electric Co.	5.400%	2/1/16	300	260
Virginia Electric & Power Co.	5.400%	1/15/16	4,450	4,367
Westar Energy Inc.	8.625%	12/1/18	2,000	2,164
Wisconsin Electric Power Co.	6.000%	4/1/14	1,200	1,289
2 Wisconsin Energy Corp.	6.250%	5/15/67	5,275	2,615

Natural Gas (1.2%)
Atmos Energy Corp.	4.950%	10/15/14	3,400	2,979
Boardwalk Pipelines LLC	5.500%	2/1/17	3,725	2,992
Buckeye Partners LP	6.050%	1/15/18	4,550	3,940
CenterPoint Energy Resources	6.150%	5/1/16	1,350	1,174
CenterPoint Energy Resources	6.000%	5/15/18	5,000	4,182
Consolidated Natural Gas	5.000%	12/1/14	3,125	2,899
Duke Capital Corp.	5.500%	3/1/14	1,000	891
Duke Capital Corp.	5.668%	8/15/14	1,000	890
El Paso Natural Gas Co.	5.950%	4/15/17	1,700	1,382
Enbridge Energy Partners	6.500%	4/15/18	3,075	2,559
Enbridge Inc.	5.600%	4/1/17	4,050	3,379
Energy Transfer Partners LP	5.950%	2/1/15	5,250	4,540
Energy Transfer Partners LP	6.125%	2/15/17	4,850	4,076
Enterprise Products Operating LP	5.600%	10/15/14	6,250	5,321
Enterprise Products Operating LP	6.300%	9/15/17	2,525	2,178

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Equitable Resources Inc.	6.500%	4/1/18	3,800	3,437
Kinder Morgan Energy Partners LP	5.125%	11/15/14	10,800	9,281
Kinder Morgan Energy Partners LP	6.000%	2/1/17	1,000	863
Kinder Morgan Energy Partners LP	5.950%	2/15/18	250	213
Magellan Midstream Partners, LP	5.650%	10/15/16	650	584
National Grid PLC	6.300%	8/1/16	6,200	5,332
NuStar Energy LP	7.650%	4/15/18	2,900	2,609
ONEOK Inc.	5.200%	6/15/15	3,100	2,570
ONEOK Partners, LP	6.150%	10/1/16	5,125	4,405
Panhandle Eastern Pipeline	6.200%	11/1/17	2,000	1,588
Panhandle Eastern Pipeline	7.000%	6/15/18	2,525	2,106
Plains All American Pipeline LP	6.125%	1/15/17	2,500	1,995
Plains All American Pipeline LP	6.500%	5/1/18	2,675	2,189
San Diego Gas & Electric	5.300%	11/15/15	300	300
Sempra Energy	6.150%	6/15/18	2,800	2,596
3 Southern Natural Gas	5.900%	4/1/17	6,525	4,992
Spectra Energy Corp.	6.200%	4/15/18	1,700	1,494
Teppco Partners, LP	6.650%	4/15/18	550	472
Texas Gas Transmission	4.600%	6/1/15	500	418
Trans-Canada Pipelines	6.500%	8/15/18	5,000	4,879
2 Trans-Canada Pipelines	6.350%	5/15/67	6,475	2,955
Transcontinental Gas Pipe Line Corp.	6.050%	6/15/18	2,500	2,173

Other Utility (0.0%)
Veolia Environnement	6.000%	6/1/18	3,500	3,088
				345,024

Total Corporate Bonds (Cost $3,658,016)				3,322,717

Sovereign Bonds (U.S. Dollar-Denominated) (6.7%)
Asian Development Bank	6.640%	5/27/14	521	607
Asian Development Bank	5.500%	6/27/16	6,900	8,205
Asian Development Bank	5.250%	6/12/17	2,300	2,706
Asian Development Bank	5.593%	7/16/18	7,800	9,408
China Development Bank	4.750%	10/8/14	2,700	2,765
China Development Bank	5.000%	10/15/15	3,450	3,406
Corp. Andina de Fomento	5.750%	1/12/17	3,950	3,292
Development Bank of Japan	4.250%	6/9/15	2,325	2,428
Development Bank of Japan	5.125%	2/1/17	3,700	3,964
Eksportfinans	5.500%	5/25/16	3,125	3,375
Eksportfinans	5.500%	6/26/17	4,600	5,013
European Bank for Reconstruction & Development	5.000%	5/19/14	3,400	3,865
European Investment Bank	4.625%	5/15/14	12,350	13,349
European Investment Bank	4.875%	2/16/16	9,250	10,241
European Investment Bank	5.125%	9/13/16	14,550	16,466
European Investment Bank	4.875%	1/17/17	14,975	17,081
European Investment Bank	5.125%	5/30/17	12,600	14,697
Export-Import Bank of Korea	5.125%	3/16/15	4,800	3,888
Federative Republic of Brazil	7.875%	3/7/15	10,000	11,325
Federative Republic of Brazil	6.000%	1/17/17	18,000	18,495
2 Federative Republic of Brazil	8.000%	1/15/18	16,000	17,864
Inter-American Development Bank	4.500%	9/15/14	3,000	3,311
Inter-American Development Bank	4.250%	9/14/15	9,420	10,296
Inter-American Development Bank	5.125%	9/13/16	6,700	7,696
International Bank for Reconstruction & Development	5.000%	4/1/16	9,375	10,850
Japan Finance Corp.	4.625%	4/21/15	5,600	5,816
Japan Finance Corp.	5.000%	5/16/17	3,800	4,060
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	6,475	6,849
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	35,975	40,817
^ Kreditanstalt fur Wiederaufbau	4.375%	3/15/18	17,700	19,601
Kreditanstalt fur Wiederaufbau	4.500%	7/16/18	10,900	12,172
Landwirtschaftliche Rentenbank	4.875%	11/16/15	6,525	7,161
Landwirtschaftliche Rentenbank	5.125%	2/1/17	8,775	9,916
Nordic Investment Bank	5.000%	2/1/17	7,650	8,812

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Oesterreichische Kontrollbank	4.500%	3/9/15	2,600	2,853
	Oesterreichische Kontrollbank	4.875%	2/16/16	5,000	5,704
	Oesterreichische Kontrollbank	5.000%	4/25/17	6,425	7,299
	Pemex Project Funding Master Trust	7.375%	12/15/14	2,500	2,566
3	Pemex Project Funding Master Trust	5.750%	3/1/18	14,400	12,683
	Petrobras International Finance	6.125%	10/6/16	8,475	8,214
	Petrobras International Finance	5.875%	3/1/18	6,325	5,677
	Province of Manitoba	7.500%	2/22/10	1,000	1,061
	Province of Manitoba	4.900%	12/6/16	500	552
	Province of Ontario	4.750%	1/19/16	16,725	18,043
	Province of Ontario	5.450%	4/27/16	7,100	7,972
	Province of Quebec	4.875%	5/5/14	6,000	6,432
	Province of Quebec	4.600%	5/26/15	4,800	4,953
	Province of Quebec	5.000%	3/1/16	2,000	2,120
	Province of Quebec	5.125%	11/14/16	10,975	11,779
	Province of Quebec	4.625%	5/14/18	5,900	6,172
	Quebec Hydro Electric	7.500%	4/1/16	2,500	3,093
	Republic of Hungary	4.750%	2/3/15	7,350	6,500
	Republic of Italy	4.500%	1/21/15	5,650	5,820
	Republic of Italy	4.750%	1/25/16	13,275	14,026
	Republic of Italy	5.250%	9/20/16	30,800	33,704
	Republic of Italy	5.375%	6/12/17	425	472
^	Republic of Korea	4.875%	9/22/14	6,750	6,404
	Republic of Peru	9.875%	2/6/15	8,075	9,246
	Republic of Peru	8.375%	5/3/16	2,000	2,155
	Republic of Poland	5.250%	1/15/14	4,700	4,622
	Republic of Poland	5.000%	10/19/15	4,500	4,336
	Republic of South Africa	6.500%	6/2/14	5,725	5,410
	State of Israel	5.125%	3/1/14	2,000	2,080
	State of Israel (U.S. Government Guaranteed)	5.500%	11/9/16	4,025	4,304
	Swedish Export Credit Corp.	5.125%	3/1/17	6,250	6,905
	United Mexican States	5.875%	1/15/14	9,325	9,535
	United Mexican States	6.625%	3/3/15	14,200	15,052
	United Mexican States	11.375%	9/15/16	1,725	2,329
	United Mexican States	5.625%	1/15/17	18,000	18,045

Total Sovereign Bonds (Cost $546,663)					577,915

Taxable Municipal Bond (0.0%)
	Wisconsin Public Service Rev. (Cost $1,348)	4.800%	5/1/13	1,350	1,350

				Shares

Temporary Cash Investments (1.9%)
4,5	Vanguard Market Liquidity Fund (Cost $161,988)	1.378%		161,987,990	161,988

Total Investments (99.3%) (Cost $8,406,054)					8,562,937

Other Assets and Liabilities—Net (0.7%)[5]					58,352

Net Assets (100%)					8,621,289

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $19,443,000.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $74,047,000, representing 0.9% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $19,929,000 of collateral received for securities on loan.

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (51.3%)

U.S. Government Securities (45.4%)
	U.S. Treasury Bond	8.750%	5/15/17	1,540	2,270
	U.S. Treasury Bond	9.125%	5/15/18	1,050	1,626
	U.S. Treasury Bond	9.000%	11/15/18	840	1,299
	U.S. Treasury Bond	8.875%	2/15/19	1,390	2,140
	U.S. Treasury Bond	8.125%	8/15/19	300	444
	U.S. Treasury Bond	8.500%	2/15/20	10	15
	U.S. Treasury Bond	8.750%	5/15/20	28,730	44,774
	U.S. Treasury Bond	8.750%	8/15/20	60,475	94,568
	U.S. Treasury Bond	7.875%	2/15/21	39,280	58,466
	U.S. Treasury Bond	8.125%	5/15/21	15	23
	U.S. Treasury Bond	8.125%	8/15/21	44,985	68,567
	U.S. Treasury Bond	8.000%	11/15/21	95,645	145,351
	U.S. Treasury Bond	7.250%	8/15/22	11,695	17,049
	U.S. Treasury Bond	7.625%	11/15/22	36,745	55,433
	U.S. Treasury Bond	7.125%	2/15/23	42,610	61,937
	U.S. Treasury Bond	6.250%	8/15/23	40,045	54,749
	U.S. Treasury Bond	7.500%	11/15/24	50	80
	U.S. Treasury Bond	7.625%	2/15/25	75	122
	U.S. Treasury Bond	6.000%	2/15/26	51,825	72,329
	U.S. Treasury Bond	6.750%	8/15/26	50,165	75,781
	U.S. Treasury Bond	6.500%	11/15/26	800	1,181
	U.S. Treasury Bond	6.625%	2/15/27	22,305	33,405
	U.S. Treasury Bond	6.375%	8/15/27	43,105	63,182
	U.S. Treasury Bond	6.125%	11/15/27	13,850	19,890
	U.S. Treasury Bond	5.500%	8/15/28	62,455	84,568
	U.S. Treasury Bond	5.250%	11/15/28	9,670	12,787
	U.S. Treasury Bond	5.250%	2/15/29	16,600	22,042
	U.S. Treasury Bond	6.125%	8/15/29	25,105	36,912
	U.S. Treasury Bond	6.250%	5/15/30	4,855	7,313
	U.S. Treasury Bond	5.375%	2/15/31	15,810	21,766
	U.S. Treasury Bond	4.500%	2/15/36	42,605	56,745
	U.S. Treasury Bond	4.750%	2/15/37	41,350	57,761
	U.S. Treasury Bond	5.000%	5/15/37	39,200	56,950
	U.S. Treasury Bond	4.375%	2/15/38	42,228	56,730
	U.S. Treasury Bond	4.500%	5/15/38	54,885	75,090
	U.S. Treasury Note	3.250%	1/15/09	800	801
	U.S. Treasury Note	4.500%	2/15/09	800	804
	U.S. Treasury Note	4.750%	2/28/09	1,425	1,435
	U.S. Treasury Note	4.750%	2/15/10	660	691
	U.S. Treasury Note	6.500%	2/15/10	2,550	2,720
	U.S. Treasury Note	3.750%	11/15/18	15,100	17,127
					1,386,923
Agency Bonds and Notes (5.9%)
1	Federal Farm Credit Bank	5.150%	11/15/19	1,000	1,160
1	Federal Home Loan Bank	5.375%	5/15/19	5,250	6,151
1	Federal Home Loan Bank	5.125%	8/15/19	5,220	6,028
1	Federal Home Loan Bank	5.250%	12/11/20	6,000	7,000
1	Federal Home Loan Bank	5.625%	6/11/21	2,500	2,963
1	Federal Home Loan Bank	5.625%	3/14/36	1,000	1,283
1	Federal Home Loan Bank	5.500%	7/15/36	1,600	2,055
1	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	3,000	3,442
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	7,700	11,032
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	8,400	12,287
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,175	11,544
1	Federal National Mortgage Assn.	0.000%	10/9/19	10,300	6,015
1	Federal National Mortgage Assn.	6.250%	5/15/29	7,625	10,388
1	Federal National Mortgage Assn.	7.125%	1/15/30	12,075	18,035
1	Federal National Mortgage Assn.	7.250%	5/15/30	12,435	18,986
1	Federal National Mortgage Assn.	6.625%	11/15/30	9,800	14,127
1	Federal National Mortgage Assn.	5.625%	7/15/37	2,325	2,969
1	Federal National Mortgage Assn.	6.210%	8/6/38	1,000	1,383
	Financing Corp.	8.600%	9/26/19	1,275	1,877

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Resolution Funding Corp. (U.S. Government Guaranteed)	8.625%	1/15/21	850	1,283
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	1,375	1,675
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	5,325	6,498
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	2,900	3,552
1	Tennessee Valley Auth.	4.500%	4/1/18	2,475	2,729
1	Tennessee Valley Auth.	6.750%	11/1/25	4,500	6,231
1	Tennessee Valley Auth.	7.125%	5/1/30	3,250	4,739
1	Tennessee Valley Auth.	4.650%	6/15/35	2,825	3,128
1	Tennessee Valley Auth.	5.880%	4/1/36	1,000	1,284
1	Tennessee Valley Auth.	6.150%	1/15/38	2,450	3,339
1	Tennessee Valley Auth.	5.500%	6/15/38	1,175	1,476
1	Tennessee Valley Auth.	4.875%	1/15/48	2,500	2,924
1	Tennessee Valley Auth.	5.375%	4/1/56	1,850	2,378
					179,961

Total U.S. Government and Agency Obligations (Cost $1,284,749)					1,566,884

Corporate Bonds (39.0%)

Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
2	PSE&G Transition Funding LLC	6.890%	12/15/17	2,500	2,521

Finance (9.5%)
	Banking (5.7%)
	Abbey National PLC	7.950%	10/26/29	4,725	4,095
	American Express Co.	8.150%	3/19/38	2,350	2,743
	BAC Capital Trust XI	6.625%	5/23/36	225	214
	Banc One Corp.	7.750%	7/15/25	2,000	2,214
	Banc One Corp.	7.625%	10/15/26	4,350	4,851
	Bank of America Corp.	4.500%	8/1/10	150	151
	Bank of America Corp.	4.250%	10/1/10	450	449
	Bank of America Corp.	4.375%	12/1/10	300	300
	Bank of America Corp.	5.375%	8/15/11	1,150	1,178
	Bank of America Corp.	5.375%	9/11/12	650	658
	Bank of America Corp.	5.375%	6/15/14	400	399
	Bank of America Corp.	5.625%	3/8/35	5,575	4,648
	Bank of America Corp.	6.000%	10/15/36	4,675	5,026
	Bank of America Corp.	6.500%	9/15/37	1,600	1,635
2	Barclays Bank PLC	6.278%	12/29/49	750	478
	BB&T Capital Trust II	6.750%	6/7/36	4,225	3,205
2	BB&T Capital Trust IV	6.820%	6/12/37	650	395
	BB&T Corp.	5.250%	11/1/19	1,000	895
	Capital One Capital III	7.686%	8/15/36	1,700	714
	Capital One Capital IV	6.745%	2/17/37	1,100	506
2,3	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	450	439
2	Citigroup Capital XXI	8.300%	12/21/37	8,375	6,457
	Citigroup, Inc.	6.625%	6/15/32	2,750	2,672
	Citigroup, Inc.	5.875%	2/22/33	2,750	2,358
	Citigroup, Inc.	6.000%	10/31/33	1,700	1,488
	Citigroup, Inc.	5.850%	12/11/34	2,300	2,246
	Citigroup, Inc.	6.125%	8/25/36	6,725	6,162
	Citigroup, Inc.	5.875%	5/29/37	1,575	1,587
	Citigroup, Inc.	6.875%	3/5/38	5,525	6,381
2	Comerica Capital Trust II	6.576%	2/20/32	1,500	623
	Compass Bank	5.900%	4/1/26	1,075	770
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	2,100	2,316
	Fifth Third Bancorp.	8.250%	3/1/38	2,825	2,288
	First Union Institutional Capital I	8.040%	12/1/26	500	416
	Fleet Capital Trust II	7.920%	12/11/26	1,150	946
	Fleet Financial Group, Inc.	6.875%	1/15/28	400	401
	Goldman Sachs Group, Inc.	5.950%	1/15/27	5,950	4,409
	Goldman Sachs Group, Inc.	6.125%	2/15/33	6,650	6,180
	Goldman Sachs Group, Inc.	6.345%	2/15/34	7,350	5,407
	Goldman Sachs Group, Inc.	6.750%	10/1/37	10,875	8,947
	HSBC Bank USA	5.875%	11/1/34	4,100	3,985
	HSBC Bank USA	5.625%	8/15/35	5,300	4,924

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings PLC	7.625%	5/17/32	1,050	1,141
	HSBC Holdings PLC	7.350%	11/27/32	200	211
	HSBC Holdings PLC	6.500%	5/2/36	3,525	3,606
	HSBC Holdings PLC	6.500%	9/15/37	5,500	5,803
	HSBC Holdings PLC	6.800%	6/1/38	2,950	3,183
	JPM Capital Trust	6.550%	9/29/36	3,375	2,858
	JPMorgan Capital Trust	5.875%	3/15/35	2,350	1,833
	JPMorgan Chase & Co.	5.850%	8/1/35	425	346
	JPMorgan Chase & Co.	6.400%	5/15/38	5,025	6,004
	JPMorgan Chase Capital XXII	6.450%	2/2/37	3,075	2,467
	JPMorgan Chase Capital XXV	6.800%	10/1/37	3,750	3,433
	KeyBank NA	6.950%	2/1/28	2,068	1,567
	Morgan Stanley Dean Witter	6.250%	8/9/26	3,125	2,600
	Morgan Stanley Dean Witter	7.250%	4/1/32	1,150	1,001
	National City Corp.	6.875%	5/15/19	1,700	1,377
	NationsBank Corp.	6.800%	3/15/28	375	357
	NB Capital Trust IV	8.250%	4/15/27	400	319
	Regions Bank	6.450%	6/26/37	2,000	1,389
2	Regions Financial Corp.	6.625%	5/15/27	1,800	986
	Regions Financial Corp.	7.375%	12/10/37	800	627
2	Royal Bank of Scotland Group PLC	7.648%	8/29/49	4,975	2,475
	SunTrust Capital VIII	6.100%	12/15/36	3,050	2,004
	Swiss Bank Corp.	7.000%	10/15/15	1,000	1,000
	Swiss Bank Corp.	7.375%	6/15/17	550	565
	Wachovia Bank NA	5.850%	2/1/37	4,175	4,024
	Wachovia Bank NA	6.600%	1/15/38	4,675	5,011
	Wachovia Corp.	6.605%	10/1/25	725	675
3	Wachovia Corp.	8.000%	12/15/26	2,300	1,817
	Wachovia Corp.	7.500%	4/15/35	150	145
	Wachovia Corp.	5.500%	8/1/35	4,000	3,243
	Wachovia Corp.	6.550%	10/15/35	125	107
	Wells Fargo & Co.	5.375%	2/7/35	2,450	2,352
	Wells Fargo Bank NA	5.950%	8/26/36	1,475	1,532
	Wells Fargo Capital X	5.950%	12/15/36	1,650	1,378

	Brokerage (0.4%)
	Jefferies Group Inc.	6.450%	6/8/27	1,500	926
	Jefferies Group Inc.	6.250%	1/15/36	1,400	837
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	4,775	4,427
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	3,500	3,159
	Merrill Lynch & Co., Inc.	7.750%	5/14/38	3,000	3,270

	Finance Companies (1.3%)
	CIT Group, Inc.	6.000%	4/1/36	2,800	1,764
	General Electric Capital Corp.	6.750%	3/15/32	16,350	17,720
	General Electric Capital Corp.	6.150%	8/7/37	4,925	4,878
	General Electric Capital Corp.	5.875%	1/14/38	14,100	14,011
	SLM Corp.	5.625%	8/1/33	1,950	1,175

	Insurance (2.1%)
	ACE Capital Trust II	9.700%	4/1/30	850	665
	AEGON Funding Corp.	5.750%	12/15/20	1,000	865
	Aetna, Inc.	6.625%	6/15/36	1,850	1,522
	Aetna, Inc.	6.750%	12/15/37	1,350	1,138
	Allstate Corp.	6.125%	12/15/32	1,250	1,148
	Allstate Corp.	5.350%	6/1/33	1,950	1,611
	Allstate Corp.	5.550%	5/9/35	1,700	1,437
	Allstate Corp.	5.950%	4/1/36	925	826
2	Allstate Corp.	6.500%	5/15/37	1,500	851
	Ambac, Inc.	5.950%	12/5/35	1,050	323
	American General Capital II	8.500%	7/1/30	850	366
	American International Group, Inc.	6.250%	5/1/36	875	489
	American International Group, Inc.	6.250%	3/15/37	2,425	909
2,3	American International Group, Inc.	8.175%	5/15/38	9,900	3,750
	Aon Capital Trust	8.205%	1/1/27	1,175	651

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Arch Capital Group Ltd.	7.350%	5/1/34	625	516
Assurant, Inc.	6.750%	2/15/34	1,200	739
AXA SA	8.600%	12/15/30	3,700	2,642
Chubb Corp.	6.000%	5/11/37	1,725	1,558
Chubb Corp.	6.500%	5/15/38	1,925	1,835
CIGNA Corp.	7.875%	5/15/27	500	443
CIGNA Corp.	6.150%	11/15/36	2,000	1,395
Cincinnati Financial Corp.	6.920%	5/15/28	1,000	866
Cincinnati Financial Corp.	6.125%	11/1/34	850	653
Endurance Specialty Holdings	7.000%	7/15/34	700	455
GE Global Insurance Holdings Corp.	6.450%	3/1/19	400	372
GE Global Insurance Holdings Corp.	7.000%	2/15/26	1,850	1,700
GE Global Insurance Holdings Corp.	7.750%	6/15/30	400	385
Genworth Financial, Inc.	6.500%	6/15/34	825	248
Hartford Financial Services Group, Inc.	6.000%	1/15/19	1,125	809
Hartford Financial Services Group, Inc.	5.950%	10/15/36	650	414
Hartford Financial Services Group, Inc.	6.100%	10/1/41	1,200	777
Humana Inc.	8.150%	6/15/38	1,150	859
Lincoln National Corp.	6.150%	4/7/36	1,475	922
Loews Corp.	6.000%	2/1/35	800	600
MBIA, Inc.	5.700%	12/1/34	1,000	410
MetLife, Inc.	6.500%	12/15/32	3,000	2,546
MetLife, Inc.	6.375%	6/15/34	2,925	2,433
MetLife, Inc.	6.400%	12/15/36	2,700	1,627
Nationwide Financial Services	6.750%	5/15/37	1,000	410
Principal Financial Group, Inc.	6.050%	10/15/36	1,700	1,164
Progressive Corp.	6.625%	3/1/29	1,625	1,499
Prudential Financial, Inc.	5.750%	7/15/33	1,000	644
Prudential Financial, Inc.	5.400%	6/13/35	1,000	604
Prudential Financial, Inc.	5.900%	3/17/36	1,500	975
Prudential Financial, Inc.	5.700%	12/14/36	3,675	2,310
Travelers Cos. Inc.	6.250%	6/15/37	2,400	2,331
Travelers Cos., Inc.	6.750%	6/20/36	1,000	1,023
Travelers Property Casualty Corp.	6.375%	3/15/33	1,500	1,404
UnitedHealth Group, Inc.	5.800%	3/15/36	1,300	986
UnitedHealth Group, Inc.	6.500%	6/15/37	1,200	926
UnitedHealth Group, Inc.	6.625%	11/15/37	1,075	911
UnitedHealth Group, Inc.	6.875%	2/15/38	3,925	3,473
WellPoint Inc.	5.950%	12/15/34	1,300	1,081
WellPoint Inc.	5.850%	1/15/36	2,475	2,100
WellPoint Inc.	6.375%	6/15/37	800	701
XL Capital Ltd.	6.375%	11/15/24	1,150	596
XL Capital Ltd.	6.250%	5/15/27	700	313

Real Estate Investment Trusts (0.0%)
Realty Income Corp.	6.750%	8/15/19	1,350	980
				291,945
Industrial (23.4%)
Basic Industry (1.4%)
Agrium Inc.	6.750%	1/15/19	2,625	2,517
Alcan, Inc.	6.125%	12/15/33	3,050	1,848
Alcan, Inc.	5.750%	6/1/35	1,250	710
Alcoa, Inc.	5.870%	2/23/22	1,250	900
Alcoa, Inc.	5.900%	2/1/27	4,925	3,417
Aluminum Co. of America	6.750%	1/15/28	850	645
Barrick North America Finance LLC	7.500%	9/15/38	1,225	1,196
BHP Billiton Finance Ltd.	6.420%	3/1/26	500	454
Dow Chemical Co.	7.375%	11/1/29	2,925	2,627
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	1,175	1,218
Eastman Chemical Co.	7.250%	1/15/24	1,300	1,098
Eastman Chemical Co.	7.600%	2/1/27	300	271
Inco Ltd.	7.200%	9/15/32	1,050	806
Lubrizol Corp.	6.500%	10/1/34	900	704
Monsanto Co.	5.500%	8/15/25	1,350	1,354

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newmont Mining	5.875%	4/1/35	1,250	713
Nucor Corp.	6.400%	12/1/37	1,800	1,727
Placer Dome, Inc.	6.450%	10/15/35	700	554
Potash Corp. of Saskatchewan	5.875%	12/1/36	1,750	1,547
Reliance Steel & Aluminum	6.850%	11/15/36	350	283
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	1,775	1,256
2 Rohm & Haas Co.	9.800%	4/15/20	316	363
Rohm & Haas Co.	7.850%	7/15/29	2,350	2,298
Southern Copper Corp.	7.500%	7/27/35	2,500	1,913
US Steel Corp.	6.650%	6/1/37	725	385
Vale Overseas Ltd.	8.250%	1/17/34	1,225	1,292
Vale Overseas Ltd.	6.875%	11/21/36	6,475	5,973
Weyerhaeuser Co.	8.500%	1/15/25	1,100	943
Weyerhaeuser Co.	7.375%	3/15/32	3,875	2,626

Capital Goods (1.8%)
3M Co.	5.700%	3/15/37	1,975	2,167
Boeing Co.	8.750%	8/15/21	300	367
Boeing Co.	8.750%	9/15/31	850	1,103
Boeing Co.	6.125%	2/15/33	925	974
Boeing Co.	6.625%	2/15/38	1,050	1,123
Caterpillar, Inc.	6.625%	7/15/28	1,575	1,584
Caterpillar, Inc.	7.300%	5/1/31	1,200	1,287
Caterpillar, Inc.	6.050%	8/15/36	1,625	1,653
Caterpillar, Inc.	6.950%	5/1/42	1,425	1,430
CRH America Inc.	6.400%	10/15/33	1,500	871
Deere & Co.	8.100%	5/15/30	1,000	1,130
Deere & Co.	7.125%	3/3/31	700	729
Dover Corp.	5.375%	10/15/35	350	336
Dover Corp.	6.600%	3/15/38	1,200	1,387
Emerson Electric Co.	6.000%	8/15/32	400	422
Goodrich Corp.	6.800%	7/1/36	1,000	1,049
Honeywell International, Inc.	5.700%	3/15/36	1,600	1,606
Honeywell International, Inc.	5.700%	3/15/37	1,000	1,018
Lafarge SA	7.125%	7/15/36	2,225	1,267
Lockheed Martin Corp.	7.750%	5/1/26	150	186
Lockheed Martin Corp.	6.150%	9/1/36	4,575	4,994
Masco Corp.	7.750%	8/1/29	150	100
Masco Corp.	6.500%	8/15/32	1,275	666
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	500	577
Northrop Grumman Corp.	7.750%	2/15/31	2,790	3,475
PACTIV Corp.	7.950%	12/15/25	1,000	901
Parker-Hannifin Corp.	6.250%	5/15/38	725	724
Raytheon Co.	6.400%	12/15/18	500	544
Raytheon Co.	7.200%	8/15/27	400	453
Raytheon Co.	7.000%	11/1/28	1,000	1,126
Republic Services, Inc.	6.086%	3/15/35	225	159
Rockwell Automation	6.700%	1/15/28	300	339
Rockwell Automation	6.250%	12/1/37	1,100	1,215
TRW, Inc.	7.750%	6/1/29	1,475	1,696
Tyco International Group SA	7.000%	12/15/19	2,675	2,231
United Technologies Corp.	6.125%	2/1/19	1,750	1,863
United Technologies Corp.	8.875%	11/15/19	545	708
United Technologies Corp.	6.700%	8/1/28	250	277
United Technologies Corp.	7.500%	9/15/29	1,875	2,269
United Technologies Corp.	5.400%	5/1/35	2,400	2,296
United Technologies Corp.	6.050%	6/1/36	2,725	2,891
United Technologies Corp.	6.125%	7/15/38	1,250	1,359
USA Waste Services, Inc.	7.000%	7/15/28	2,000	1,641
Waste Management, Inc.	7.750%	5/15/32	875	776
WMX Technologies Inc.	7.100%	8/1/26	800	675

Communication (6.6%)
America Movil SA de C.V.	6.375%	3/1/35	1,975	1,694
America Movil SA de C.V.	6.125%	11/15/37	1,200	978

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameritech Capital Funding	6.550%	1/15/28	1,000	903
AT&T Inc.	8.000%	11/15/31	6,000	7,777
AT&T Inc.	6.450%	6/15/34	7,750	8,614
AT&T Inc.	6.800%	5/15/36	1,175	1,367
AT&T Inc.	6.500%	9/1/37	4,700	5,239
AT&T Inc.	6.300%	1/15/38	7,175	7,869
AT&T Wireless	8.750%	3/1/31	5,850	7,168
BellSouth Capital Funding Corp.	7.875%	2/15/30	4,250	4,597
BellSouth Corp.	6.875%	10/15/31	1,275	1,313
BellSouth Corp.	6.550%	6/15/34	2,475	2,453
BellSouth Corp.	6.000%	11/15/34	1,480	1,317
BellSouth Telecommunications Inc.	6.375%	6/1/28	4,140	4,052
British Telecommunications PLC	9.125%	12/15/30	5,475	5,846
CBS Corp.	7.875%	7/30/30	2,815	1,782
CBS Corp.	5.500%	5/15/33	1,025	531
CenturyTel Enterprises	6.875%	1/15/28	550	346
Cingular Wireless LLC	7.125%	12/15/31	2,425	2,440
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	3,198	3,604
Comcast Corp.	5.650%	6/15/35	1,000	908
Comcast Corp.	6.500%	11/15/35	6,000	5,946
Comcast Corp.	6.450%	3/15/37	3,525	3,493
Comcast Corp.	6.950%	8/15/37	2,700	2,849
Comcast Corp.	6.400%	5/15/38	3,625	3,568
Deutsche Telekom International Finance	8.750%	6/15/30	8,825	10,855
Embarq Corp.	7.995%	6/1/36	3,000	1,912
France Telecom	8.500%	3/1/31	6,625	8,016
Grupo Televisa SA	6.625%	3/18/25	1,600	1,368
Grupo Televisa SA	8.500%	3/11/32	250	229
GTE Corp.	8.750%	11/1/21	900	968
GTE Corp.	6.940%	4/15/28	2,275	2,163
Koninklijke KPN NV	8.375%	10/1/30	1,825	1,910
McGraw-Hill Cos. Inc.	6.550%	11/15/37	1,150	824
Michigan Bell Telephone Co.	7.850%	1/15/22	1,522	1,501
New England Telephone & Telegraph Co.	7.875%	11/15/29	400	361
News America Holdings, Inc.	8.150%	10/17/36	1,225	1,332
News America Holdings, Inc.	7.750%	12/1/45	1,225	1,168
News America Inc.	6.550%	3/15/33	225	201
News America Inc.	6.200%	12/15/34	9,350	8,248
News America Inc.	6.400%	12/15/35	3,075	2,982
Pacific Bell	7.125%	3/15/26	550	575
Rogers Communications Inc.	7.500%	8/15/38	1,400	1,540
TCI Communications, Inc.	7.875%	2/15/26	2,200	2,201
Telecom Italia Capital	6.375%	11/15/33	4,025	2,855
Telecom Italia Capital	6.000%	9/30/34	1,400	958
Telecom Italia Capital	7.200%	7/18/36	1,625	1,272
Telecom Italia Capital	7.721%	6/4/38	1,375	1,143
Telefonica Emisiones SAU	7.045%	6/20/36	5,725	6,383
Telefonica Europe BV	8.250%	9/15/30	2,500	2,901
Thomson Corp.	5.500%	8/15/35	900	671
Time Warner Cable Inc.	8.750%	2/14/19	1,775	1,914
Time Warner Cable Inc.	6.550%	5/1/37	3,800	3,626
Time Warner Cable Inc.	7.300%	7/1/38	4,675	4,903
Time Warner Entertainment	8.375%	3/15/23	2,733	2,741
Time Warner Entertainment	8.375%	7/15/33	1,950	1,957
US Cellular	6.700%	12/15/33	950	693
US West Communications Group	7.500%	6/15/23	2,300	1,598
US West Communications Group	6.875%	9/15/33	4,200	2,499
Verizon Communications Corp.	6.250%	4/1/37	2,425	2,500
Verizon Communications Corp.	6.400%	2/15/38	3,900	4,186
Verizon Communications Corp.	6.900%	4/15/38	2,200	2,515
Verizon Communications Corp.	8.950%	3/1/39	2,775	3,637
Verizon Global Funding Corp.	7.750%	12/1/30	7,525	8,360
Verizon Global Funding Corp.	5.850%	9/15/35	2,775	2,694
Verizon Maryland, Inc.	5.125%	6/15/33	500	367
Verizon New York, Inc.	7.375%	4/1/32	650	544
Vodafone AirTouch PLC	7.875%	2/15/30	1,000	1,105

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group PLC	6.250%	11/30/32	200	189
Vodafone Group PLC	6.150%	2/27/37	5,575	5,596

Consumer Cyclical (2.9%)
CVS Caremark Corp.	6.250%	6/1/27	2,550	2,373
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	5,275	3,848
Darden Restaurants Inc.	6.800%	10/15/37	850	584
Federated Retail Holding	6.375%	3/15/37	2,700	1,538
Home Depot Inc.	5.875%	12/16/36	6,325	4,971
J.C. Penney Co., Inc.	7.125%	11/15/23	1,000	699
J.C. Penney Co., Inc.	6.375%	10/15/36	2,850	1,756
J.C. Penney Co., Inc.	7.400%	4/1/37	750	508
Johnson Controls, Inc.	6.000%	1/15/36	475	301
Kohl’s Corp.	6.000%	1/15/33	400	256
Kohl’s Corp.	6.875%	12/15/37	1,000	712
Lowe’s Cos., Inc.	6.875%	2/15/28	550	541
Lowe’s Cos., Inc.	6.500%	3/15/29	1,800	1,661
Lowe’s Cos., Inc.	5.500%	10/15/35	800	650
Lowe’s Cos., Inc.	5.800%	10/15/36	2,250	1,881
Macy’s Retail Holdings Inc.	6.650%	7/15/24	1,450	798
Macy’s Retail Holdings Inc.	6.790%	7/15/27	800	422
Macy’s Retail Holdings Inc.	7.000%	2/15/28	1,100	592
Macys Retail Holdings Inc.	6.900%	4/1/29	150	81
McDonald’s Corp.	6.300%	10/15/37	1,750	1,903
McDonald’s Corp.	6.300%	3/1/38	2,025	2,233
Nordstrom, Inc.	6.950%	3/15/28	300	197
Nordstrom, Inc.	7.000%	1/15/38	1,200	731
Target Corp.	7.000%	7/15/31	550	505
Target Corp.	6.350%	11/1/32	3,000	2,543
Target Corp.	6.500%	10/15/37	3,300	2,905
Target Corp.	7.000%	1/15/38	4,700	4,397
The Walt Disney Co.	7.000%	3/1/32	1,150	1,347
Time Warner, Inc.	9.150%	2/1/23	1,980	2,190
Time Warner, Inc.	7.570%	2/1/24	500	478
Time Warner, Inc.	6.950%	1/15/28	1,000	903
Time Warner, Inc.	6.625%	5/15/29	6,975	6,125
Time Warner, Inc.	7.625%	4/15/31	5,185	5,121
Time Warner, Inc.	7.700%	5/1/32	1,040	1,032
Time Warner, Inc.	6.500%	11/15/36	875	781
VF Corp.	6.450%	11/1/37	1,500	1,225
Viacom Inc.	6.875%	4/30/36	3,850	3,090
Wal-Mart Stores, Inc.	5.875%	4/5/27	4,025	4,308
Wal-Mart Stores, Inc.	7.550%	2/15/30	4,425	5,428
Wal-Mart Stores, Inc.	5.250%	9/1/35	4,900	4,920
Wal-Mart Stores, Inc.	6.500%	8/15/37	5,525	6,615
Wal-Mart Stores, Inc.	6.200%	4/15/38	2,100	2,349
Western Union Co.	6.200%	11/17/36	1,350	1,054
Yum! Brands, Inc.	6.875%	11/15/37	1,950	1,572

Consumer Noncyclical (5.2%)
Abbott Laboratories	6.150%	11/30/37	2,375	2,802
Altria Group, Inc.	9.950%	11/10/38	3,500	3,834
Amgen Inc.	6.375%	6/1/37	2,125	2,257
Amgen Inc.	6.900%	6/1/38	1,750	2,001
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	3,125	2,894
Anheuser-Busch Cos., Inc.	5.950%	1/15/33	650	540
Anheuser-Busch Cos., Inc.	5.750%	4/1/36	975	790
Archer-Daniels-Midland Co.	6.625%	5/1/29	250	250
Archer-Daniels-Midland Co.	7.000%	2/1/31	2,975	3,105
Archer-Daniels-Midland Co.	5.935%	10/1/32	255	238
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,750	2,385
Archer-Daniels-Midland Co.	6.450%	1/15/38	675	687
AstraZeneca PLC	6.450%	9/15/37	7,275	8,311
Baxter International, Inc.	6.250%	12/1/37	800	909
Bristol-Myers Squibb Co.	7.150%	6/15/23	1,300	1,538

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,023
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,700	2,895
Bristol-Myers Squibb Co.	6.125%	5/1/38	2,275	2,527
Bristol-Myers Squibb Co.	6.875%	8/1/97	200	232
C.R. Bard, Inc.	6.700%	12/1/26	500	499
Coca-Cola Enterprises Inc.	8.500%	2/1/22	2,000	2,333
Coca-Cola Enterprises Inc.	8.000%	9/15/22	500	563
Coca-Cola Enterprises Inc.	7.000%	10/1/26	1,175	1,227
Coca-Cola Enterprises Inc.	6.950%	11/15/26	3,475	3,612
Coca-Cola Enterprises Inc.	6.750%	9/15/28	1,675	1,708
ConAgra Foods, Inc.	9.750%	3/1/21	129	153
ConAgra Foods, Inc.	7.125%	10/1/26	1,150	1,100
ConAgra Foods, Inc.	7.000%	10/1/28	175	167
ConAgra Foods, Inc.	8.250%	9/15/30	950	1,008
Covidien International	6.550%	10/15/37	2,325	2,289
Delhaize America Inc.	9.000%	4/15/31	2,000	2,024
Diageo Capital PLC	5.875%	9/30/36	500	472
3 Dr. Pepper Snapple Group	7.450%	5/1/38	600	595
Eli Lilly & Co.	7.125%	6/1/25	1,000	1,172
Eli Lilly & Co.	5.500%	3/15/27	4,300	4,389
Estee Lauder Ace Trust I	6.000%	5/15/37	1,025	963
Fortune Brands Inc.	5.875%	1/15/36	925	678
Genentech Inc.	5.250%	7/15/35	1,025	987
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,850	1,838
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,475	7,430
Grand Metropolitan Investment Corp.	7.450%	4/15/35	1,750	1,807
H.J. Heinz Co.	6.750%	3/15/32	1,625	1,461
Johnson & Johnson	6.950%	9/1/29	2,125	2,745
Johnson & Johnson	4.950%	5/15/33	1,325	1,369
Johnson & Johnson	5.950%	8/15/37	975	1,188
Johnson & Johnson	5.850%	7/15/38	2,600	3,089
Kellogg Co.	7.450%	4/1/31	2,600	3,226
Kimberly-Clark Corp.	6.625%	8/1/37	1,400	1,590
Kraft Foods, Inc.	6.500%	11/1/31	1,650	1,598
Kraft Foods, Inc.	7.000%	8/11/37	4,800	4,841
Kraft Foods, Inc.	6.875%	1/26/39	1,850	1,891
Kroger Co.	6.150%	1/15/20	2,400	2,348
Kroger Co.	7.700%	6/1/29	375	407
Kroger Co.	8.000%	9/15/29	1,925	2,154
Kroger Co.	7.500%	4/1/31	1,350	1,484
Merck & Co.	6.300%	1/1/26	500	540
Merck & Co.	6.400%	3/1/28	2,200	2,402
Merck & Co.	5.950%	12/1/28	1,050	1,091
Merck & Co.	5.750%	11/15/36	300	311
Pepsi Bottling Group, Inc.	7.000%	3/1/29	2,925	3,174
Pharmacia Corp.	6.600%	12/1/28	1,925	2,154
Philip Morris International Inc.	6.375%	5/16/38	3,600	3,810
Philips Electronics NV	6.875%	3/11/38	3,125	2,976
Procter & Gamble Co.	6.450%	1/15/26	1,600	1,830
Procter & Gamble Co.	5.800%	8/15/34	100	107
Procter & Gamble Co.	5.550%	3/5/37	4,650	5,216
2 Procter & Gamble Co. ESOP	9.360%	1/1/21	2,178	2,610
Quest Diagnostic, Inc.	6.950%	7/1/37	925	796
Reynolds American Inc.	7.250%	6/15/37	600	426
Safeway, Inc.	7.250%	2/1/31	1,756	2,025
Sara Lee Corp.	6.125%	11/1/32	625	518
Schering-Plough Corp.	6.750%	12/1/33	2,825	2,940
Schering-Plough Corp.	6.550%	9/15/37	1,675	1,703
Sysco Corp.	5.375%	9/21/35	1,000	953
Teva Pharmaceutical Finance LLC	6.150%	2/1/36	2,400	2,320
Unilever Capital Corp.	5.900%	11/15/32	3,925	3,934
Wyeth	6.450%	2/1/24	2,225	2,508
Wyeth	6.500%	2/1/34	1,125	1,252
Wyeth	6.000%	2/15/36	3,075	3,336
Wyeth	5.950%	4/1/37	3,800	4,135

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy (3.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	895
Amerada Hess Corp.	7.875%	10/1/29	3,850	3,736
Amerada Hess Corp.	7.125%	3/15/33	925	824
Anadarko Finance Co.	7.500%	5/1/31	1,500	1,328
Anadarko Petroleum Corp.	6.450%	9/15/36	5,725	4,521
Apache Corp.	6.000%	1/15/37	1,950	1,868
Apache Finance Canada Corp.	7.750%	12/15/29	650	715
Baker Hughes, Inc.	6.875%	1/15/29	1,000	1,017
Burlington Resources, Inc.	7.200%	8/15/31	1,050	1,065
Burlington Resources, Inc.	7.400%	12/1/31	1,675	1,741
Cameron International Corp.	7.000%	7/15/38	1,200	956
Canadian Natural Resources	7.200%	1/15/32	1,400	1,247
Canadian Natural Resources	6.450%	6/30/33	1,175	952
Canadian Natural Resources	6.500%	2/15/37	1,975	1,617
Canadian Natural Resources	6.250%	3/15/38	1,750	1,378
Canadian Natural Resources	6.750%	2/1/39	800	666
Conoco Funding Co.	7.250%	10/15/31	400	427
Conoco, Inc.	6.950%	4/15/29	450	488
ConocoPhillips	5.900%	10/15/32	1,050	1,047
ConocoPhillips Canada	5.950%	10/15/36	950	922
Devon Energy Corp.	7.950%	4/15/32	860	956
Devon Financing Corp.	7.875%	9/30/31	4,400	4,823
Encana Corp.	6.500%	8/15/34	4,825	3,857
Encana Corp.	6.625%	8/15/37	1,400	1,130
Global Marine, Inc.	7.000%	6/1/28	800	703
Halliburton Co.	6.700%	9/15/38	1,300	1,393
Husky Energy Inc.	6.150%	6/15/19	510	445
Husky Energy Inc.	6.800%	9/15/37	1,225	952
Kerr McGee Corp.	6.950%	7/1/24	2,000	1,726
Kerr McGee Corp.	7.875%	9/15/31	500	460
Lasmo Inc.	7.300%	11/15/27	600	650
Marathon Oil Corp.	6.600%	10/1/37	4,575	3,400
Nexen, Inc.	7.875%	3/15/32	550	522
Nexen, Inc.	5.875%	3/10/35	1,850	1,363
Nexen, Inc.	6.400%	5/15/37	3,300	2,587
Noble Energy Inc.	8.000%	4/1/27	775	759
Norsk Hydro	7.250%	9/23/27	3,150	3,490
Norsk Hydro	7.150%	1/15/29	1,000	1,089
Petro-Canada	7.875%	6/15/26	150	140
Petro-Canada	7.000%	11/15/28	250	212
Petro-Canada	5.350%	7/15/33	1,650	1,097
Petro-Canada	5.950%	5/15/35	2,500	1,724
Petro-Canada	6.800%	5/15/38	2,275	1,710
Shell International Finance BV	6.375%	12/15/38	6,225	7,090
Suncor Energy, Inc.	7.150%	2/1/32	800	679
Suncor Energy, Inc.	5.950%	12/1/34	875	631
Suncor Energy, Inc.	6.500%	6/15/38	4,825	3,671
Talisman Energy, Inc.	7.250%	10/15/27	450	340
Talisman Energy, Inc.	5.850%	2/1/37	2,700	1,871
Tosco Corp.	8.125%	2/15/30	7,500	8,820
Transocean Inc.	7.500%	4/15/31	1,525	1,364
Transocean Inc.	6.800%	3/15/38	2,300	2,024
Valero Energy Corp.	7.500%	4/15/32	2,450	1,951
Valero Energy Corp.	6.625%	6/15/37	2,725	2,006
Weatherford International Inc.	6.500%	8/1/36	1,500	1,106
Weatherford International Inc.	6.800%	6/15/37	700	528
Weatherford International Inc.	7.000%	3/15/38	1,100	854
XTO Energy, Inc.	6.100%	4/1/36	1,125	918
XTO Energy, Inc.	6.750%	8/1/37	4,150	3,891
XTO Energy, Inc.	6.375%	6/15/38	2,125	1,818

Technology (0.8%)
Corning Inc.	7.250%	8/15/36	600	450
Dell Inc.	7.100%	4/15/28	500	435

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dell Inc.	6.500%	4/15/38	1,400	1,154
Electronic Data Systems	7.450%	10/15/29	375	397
Equifax Inc.	7.000%	7/1/37	600	381
International Business Machines Corp.	7.000%	10/30/25	1,050	1,194
International Business Machines Corp.	6.220%	8/1/27	4,600	4,861
International Business Machines Corp.	6.500%	1/15/28	3,725	4,059
International Business Machines Corp.	5.875%	11/29/32	950	975
International Business Machines Corp.	8.000%	10/15/38	1,500	1,999
International Business Machines Corp.	7.125%	12/1/96	400	462
Motorola, Inc.	7.500%	5/15/25	225	121
Motorola, Inc.	6.500%	9/1/25	1,300	673
Motorola, Inc.	6.500%	11/15/28	975	505
Motorola, Inc.	6.625%	11/15/37	2,425	1,147
Oracle Corp.	6.500%	4/15/38	3,125	3,611
Pitney Bowes, Inc.	5.250%	1/15/37	450	415
Science Applications International Corp.	5.500%	7/1/33	500	375
Tyco Electronics Group	7.125%	10/1/37	1,250	933
Xerox Capital Trust I	8.000%	2/1/27	1,050	706

Transportation (1.3%)
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	700	702
Burlington Northern Santa Fe Corp.	7.950%	8/15/30	1,300	1,441
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	775	715
Burlington Northern Santa Fe Corp.	6.150%	5/1/37	1,325	1,230
Canadian National Railway Co.	6.250%	8/1/34	2,450	2,475
Canadian National Railway Co.	6.200%	6/1/36	1,325	1,348
Canadian Pacific Railway Co.	7.125%	10/15/31	2,075	1,660
CNF, Inc.	6.700%	5/1/34	1,825	1,315
2 Continental Airlines, Inc.	6.545%	2/2/19	955	759
2 Continental Airlines, Inc.	5.983%	4/19/22	3,500	2,345
CSX Corp.	7.950%	5/1/27	675	687
CSX Corp.	6.000%	10/1/36	175	142
CSX Corp.	6.150%	5/1/37	2,025	1,671
CSX Corp.	7.450%	4/1/38	1,600	1,559
2 Delta Air Lines Enhanced Equipment Trust Certificates	6.718%	1/2/23	901	578
2 Delta Air Lines, Inc.	6.821%	8/10/22	2,057	1,224
Federal Express Corp.	7.600%	7/1/97	1,000	852
Norfolk Southern Corp.	9.750%	6/15/20	411	477
Norfolk Southern Corp.	5.590%	5/17/25	716	658
Norfolk Southern Corp.	7.800%	5/15/27	2,802	3,099
Norfolk Southern Corp.	5.640%	5/17/29	1,898	1,782
Norfolk Southern Corp.	7.050%	5/1/37	2,225	2,320
Norfolk Southern Corp.	7.900%	5/15/97	450	505
2 Southwest Airlines Co.	6.150%	8/1/22	822	641
Union Pacific Corp.	7.125%	2/1/28	600	608
Union Pacific Corp.	6.625%	2/1/29	2,625	2,487
Union Pacific Corp.	6.150%	5/1/37	1,000	926
2 Union Pacific Railroad Co.	6.176%	1/2/31	942	923
United Parcel Service of America	8.375%	4/1/20	500	646
United Parcel Service of America	8.375%	4/1/30	500	642
United Parcel Service of America	6.200%	1/15/38	3,600	3,969
				714,310
Utilities (6.0%)
Electric (4.5%)
AEP Texas Central Co.	6.650%	2/15/33	1,950	1,782
AmerenEnergy Generating	7.950%	6/1/32	1,750	1,545
American Water Capital Corp.	6.593%	10/15/37	2,025	1,548
Appalachian Power Co.	5.800%	10/1/35	350	286
Appalachian Power Co.	7.000%	4/1/38	850	812
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,075	861
Carolina Power & Light Co.	6.300%	4/1/38	250	272
CenterPoint Energy Houston	6.950%	3/15/33	925	852
Cleveland Electric Illumination Co.	5.950%	12/15/36	1,000	760
Columbus Southern Power	5.850%	10/1/35	800	701

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	5.875%	2/1/33	250	213
Commonwealth Edison Co.	5.900%	3/15/36	2,000	1,663
Commonwealth Edison Co.	6.450%	1/15/38	400	365
Connecticut Light & Power Co.	6.350%	6/1/36	750	768
Consolidated Edison Co. of New York	5.300%	3/1/35	1,125	966
Consolidated Edison Co. of New York	5.850%	3/15/36	1,875	1,738
Consolidated Edison Co. of New York	6.200%	6/15/36	550	534
Consolidated Edison Co. of New York	6.300%	8/15/37	1,450	1,427
Consolidated Edison Co. of New York	6.750%	4/1/38	1,000	1,043
Constellation Energy Group, Inc.	7.600%	4/1/32	1,800	1,531
Consumers Energy Co.	5.650%	4/15/20	1,250	1,168
Detroit Edison Co.	5.700%	10/1/37	500	456
Dominion Resources, Inc.	8.875%	1/15/19	1,475	1,587
Dominion Resources, Inc.	6.300%	3/15/33	2,150	1,828
Dominion Resources, Inc.	5.950%	6/15/35	1,150	1,015
Dominion Resources, Inc.	7.000%	6/15/38	1,600	1,548
DTE Energy Co.	6.375%	4/15/33	800	632
Duke Energy Carolinas LLC	6.100%	6/1/37	825	828
Duke Energy Carolinas LLC	6.000%	1/15/38	875	873
Duke Energy Carolinas LLC	6.050%	4/15/38	2,000	2,008
Duke Energy Corp.	6.000%	12/1/28	1,000	1,015
Duke Energy Corp.	6.450%	10/15/32	1,050	1,127
Duke Energy Indiana Inc.	6.350%	8/15/38	1,000	1,067
El Paso Electric Co.	6.000%	5/15/35	1,400	956
Energy East Corp.	6.750%	7/15/36	1,425	1,205
Exelon Corp.	5.625%	6/15/35	1,975	1,318
FirstEnergy Corp.	7.375%	11/15/31	4,800	4,549
Florida Power & Light Co.	5.950%	10/1/33	950	1,018
Florida Power & Light Co.	5.625%	4/1/34	1,174	1,207
Florida Power & Light Co.	5.400%	9/1/35	1,875	1,869
Florida Power & Light Co.	6.200%	6/1/36	150	167
Florida Power & Light Co.	5.650%	2/1/37	2,150	2,233
Florida Power & Light Co.	5.850%	5/1/37	625	668
Florida Power & Light Co.	5.950%	2/1/38	350	380
Florida Power Corp.	6.350%	9/15/37	2,225	2,455
Florida Power Corp.	6.400%	6/15/38	2,575	2,944
Georgia Power Co.	5.650%	3/1/37	2,075	1,971
Indiana Michigan Power Co.	6.050%	3/15/37	3,075	2,503
Kansas City Power & Light	6.050%	11/15/35	500	399
MidAmerican Energy Co.	6.750%	12/30/31	1,800	1,817
MidAmerican Energy Co.	5.750%	11/1/35	850	753
MidAmerican Energy Co.	5.800%	10/15/36	875	788
MidAmerican Energy Holdings Co.	8.480%	9/15/28	300	318
MidAmerican Energy Holdings Co.	6.125%	4/1/36	6,925	6,412
MidAmerican Energy Holdings Co.	5.950%	5/15/37	4,275	3,885
MidAmerican Energy Holdings Co.	6.500%	9/15/37	700	676
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,400	2,333
Nevada Power Co.	6.750%	7/1/37	2,500	2,235
NiSource Finance Corp.	6.800%	1/15/19	850	584
NiSource Finance Corp.	5.450%	9/15/20	725	441
Northern States Power Co.	5.250%	7/15/35	1,175	1,115
Northern States Power Co.	6.250%	6/1/36	525	571
Northern States Power Co.	6.200%	7/1/37	1,050	1,136
Ohio Power Co.	6.600%	2/15/33	400	374
Oncor Electric Delivery Co.	7.000%	9/1/22	1,675	1,561
Oncor Electric Delivery Co.	7.000%	5/1/32	2,025	1,828
Oncor Electric Delivery Co.	7.250%	1/15/33	325	297
Pacific Gas & Electric Co.	6.050%	3/1/34	8,800	9,123
Pacific Gas & Electric Co.	5.800%	3/1/37	2,075	2,127
PacifiCorp	7.700%	11/15/31	400	480
PacifiCorp	5.250%	6/15/35	1,150	1,040
PacifiCorp	5.750%	4/1/37	1,000	970
PacifiCorp	6.250%	10/15/37	1,200	1,246
Pepco Holdings, Inc.	7.450%	8/15/32	300	248
Potomac Electric Power	6.500%	11/15/37	1,500	1,467
PPL Energy Supply LLC	6.000%	12/15/36	1,350	946

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Progress Energy, Inc.	7.750%	3/1/31	1,725	1,739
Progress Energy, Inc.	7.000%	10/30/31	925	859
PSE&G Power LLC	8.625%	4/15/31	400	418
PSI Energy Inc.	6.120%	10/15/35	600	562
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,057
Public Service Co. of Colorado	6.500%	8/1/38	500	533
Public Service Co. of Oklahoma	6.625%	11/15/37	300	272
Public Service Electric & Gas	5.250%	7/1/35	675	587
Public Service Electric & Gas	5.800%	5/1/37	2,925	2,743
Puget Sound Energy Inc.	5.483%	6/1/35	825	661
Puget Sound Energy Inc.	6.274%	3/15/37	1,425	1,271
South Carolina Electric & Gas Co.	6.625%	2/1/32	500	558
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	1,748
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,225	1,282
Southern California Edison Co.	6.650%	4/1/29	700	734
Southern California Edison Co.	5.750%	4/1/35	400	430
Southern California Edison Co.	5.350%	7/15/35	3,175	3,234
Southern California Edison Co.	5.625%	2/1/36	1,100	1,164
Southern California Edison Co.	5.550%	1/15/37	600	629
Southern California Edison Co.	5.950%	2/1/38	975	1,081
Southwestern Electric Power	6.450%	1/15/19	175	171
Tampa Electric Co.	6.550%	5/15/36	450	395
Toledo Edison Co.	6.150%	5/15/37	600	478
United Utilities PLC	5.375%	2/1/19	1,000	853
United Utilities PLC	6.875%	8/15/28	375	312
Virginia Electric & Power Co.	6.000%	1/15/36	1,725	1,643
Virginia Electric & Power Co.	6.000%	5/15/37	825	806
Virginia Electric & Power Co.	6.350%	11/30/37	1,000	997
Virginia Electric & Power Co.	8.875%	11/15/38	1,700	2,156
Wisconsin Electric Power Co.	5.625%	5/15/33	450	430
Wisconsin Electric Power Co.	5.700%	12/1/36	1,675	1,614
Wisconsin Power & Light Co.	6.375%	8/15/37	950	914
Xcel Energy, Inc.	6.500%	7/1/36	650	598

Natural Gas (1.4%)
AGL Capital Corp.	6.000%	10/1/34	850	618
Duke Capital Corp.	8.000%	10/1/19	425	406
Duke Capital Corp.	6.750%	2/15/32	1,705	1,311
Duke Energy Field Services	8.125%	8/16/30	500	451
El Paso Natural Gas Co.	8.375%	6/15/32	1,350	1,135
Enbridge Energy Partners	9.875%	3/1/19	1,700	1,713
Enbridge Energy Partners	7.500%	4/15/38	525	428
Energy Transfer Partners LP	6.625%	10/15/36	1,125	788
Energy Transfer Partners LP	7.500%	7/1/38	775	606
Enterprise Products Operating LP	6.500%	1/31/19	2,300	1,920
Enterprise Products Operating LP	6.875%	3/1/33	875	681
Enterprise Products Operating LP	6.650%	10/15/34	900	677
KeySpan Corp.	8.000%	11/15/30	1,175	1,160
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	441
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,000	835
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,675	1,142
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,350	1,043
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,425	2,803
ONEOK Inc.	6.000%	6/15/35	975	706
ONEOK Partners, LP	6.650%	10/1/36	3,425	2,717
ONEOK Partners, LP	6.850%	10/15/37	1,200	929
Plains All American Pipeline LP	6.650%	1/15/37	1,175	806
San Diego Gas & Electric	5.350%	5/15/35	1,775	1,641
San Diego Gas & Electric	6.125%	9/15/37	625	642
Southern California Gas Co.	5.750%	11/15/35	75	71
Southern Union Co.	7.600%	2/1/24	500	356
Southern Union Co.	8.250%	11/15/29	1,000	765
Tennessee Gas Pipeline	7.000%	10/15/28	2,650	1,975
Teppco Partners, LP	7.550%	4/15/38	1,125	853
Texas Eastern Transmission	7.000%	7/15/32	700	615

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Trans-Canada Pipelines	5.600%	3/31/34	1,725	1,369
Trans-Canada Pipelines	5.850%	3/15/36	2,575	2,128
Trans-Canada Pipelines	6.200%	10/15/37	2,000	1,787
Trans-Canada Pipelines	7.250%	8/15/38	1,700	1,696
Williams Cos., Inc.	7.500%	1/15/31	5,850	3,978
Williams Cos., Inc.	7.750%	6/15/31	2,750	1,897

Other Utility (0.1%)
Veolia Environnement	6.750%	6/1/38	1,750	1,474
				182,924

Total Corporate Bonds (Cost $1,321,700)				1,191,700

Sovereign Bonds (U.S. Dollar-Denominated) (5.7%)
Asian Development Bank	5.593%	7/16/18	4,000	4,825
European Investment Bank	4.875%	2/15/36	2,400	2,941
Federative Republic of Brazil	8.875%	4/15/24	3,000	3,690
Federative Republic of Brazil	8.750%	2/4/25	8,500	10,370
Federative Republic of Brazil	10.125%	5/15/27	6,700	9,223
Federative Republic of Brazil	8.250%	1/20/34	6,500	7,914
Federative Republic of Brazil	7.125%	1/20/37	7,500	8,400
Federative Republic of Brazil	11.000%	8/17/40	13,000	16,900
Inter-American Development Bank	7.000%	6/15/25	750	1,045
International Bank for Reconstruction & Development	7.625%	1/19/23	1,807	2,646
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,623
International Bank for Reconstruction & Development	4.750%	2/15/35	2,225	2,626
Korea Electric Power	7.000%	2/1/27	750	634
Kreditanstalt fur Wiederaufbau	0.000%	4/18/36	6,200	2,178
Kreditanstalt fur Wiederaufbau	0.000%	6/29/37	6,275	2,019
Pemex Project Funding Master Trust	6.625%	6/15/35	4,900	4,140
3 Pemex Project Funding Master Trust	6.625%	6/15/38	1,375	1,152
Petrobras International Finance	8.375%	12/10/18	1,500	1,539
Province of British Columbia	6.500%	1/15/26	1,500	2,034
Province of Manitoba	9.250%	4/1/20	1,500	2,309
Province of Nova Scotia	9.125%	5/1/21	1,280	2,021
Province of Quebec	7.500%	7/15/23	600	827
Province of Quebec	7.125%	2/9/24	3,800	4,898
Province of Quebec	7.500%	9/15/29	3,625	5,097
Province of Saskatchewan	7.375%	7/15/13	600	745
Quebec Hydro Electric	9.400%	2/1/21	1,480	2,290
Quebec Hydro Electric	8.400%	1/15/22	775	1,146
Quebec Hydro Electric	8.050%	7/7/24	5,000	7,127
Quebec Hydro Electric	8.500%	12/1/29	1,200	1,897
Region of Lombardy, Italy	5.804%	10/25/32	2,375	2,916
Republic of Finland	6.950%	2/15/26	195	292
Republic of Italy	6.875%	9/27/23	6,600	8,341
Republic of Italy	5.375%	6/15/33	5,750	6,613
Republic of Korea	5.625%	11/3/25	900	776
Republic of Peru	7.350%	7/21/25	3,000	2,955
2 Republic of Peru	6.550%	3/14/37	5,000	4,450
Republic of South Africa	5.875%	5/30/22	3,000	2,520
United Mexican States	5.950%	3/19/19	3,500	3,517
United Mexican States	8.125%	12/30/19	5,750	6,713
United Mexican States	8.300%	8/15/31	2,275	2,747
United Mexican States	6.750%	9/27/34	15,625	16,328
United Mexican States	6.050%	1/11/40	3,700	3,598

Total Sovereign Bonds (Cost $173,101)				176,022

Taxable Municipal Bonds (1.5%)
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	5,500	5,428
Connecticut GO	5.850%	3/15/32	4,200	4,020
Illinois (Taxable Pension) GO	4.950%	6/1/23	1,700	1,577
Illinois (Taxable Pension) GO	5.100%	6/1/33	22,125	19,381
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	500	458

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2008
			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	5,250	5,310
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	30	29
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	570	547
Oregon (Taxable Pension) GO	5.762%	6/1/23	600	592
Oregon (Taxable Pension) GO	5.892%	6/1/27	1,850	1,785
Oregon School Board Assn.	4.759%	6/30/28	1,850	1,557
Oregon School Board Assn.	5.528%	6/30/28	1,500	1,395
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	3,840	2,405
Wisconsin Public Service Rev.	5.700%	5/1/26	900	819

Total Taxable Municipal Bonds (Cost $50,184)				45,303

			Shares

Temporary Cash Investments (1.7%)
4 Vanguard Market Liquidity Fund (Cost $50,700)	1.378%		50,699,568	50,700

Total Investments (99.2%) (Cost $2,880,434)				3,030,609

Other Assets and Liabilities—Net (0.8%)				24,918

Net Assets (100%)				3,055,527

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the aggregate value of these securities was $7,753,000, representing 0.3% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) as of December 31, 2008, and for the year then ended and have issued our unqualified report thereon dated February 23, 2009. Our audits included audits of the Funds’ schedules of investments as of December 31, 2008. These schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the finan-cial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 23, 2009

© 2009 Vanguard Group. Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNAQ840 022009

Vanguard Inflation-Protected Securities Fund Annual Report

  The various share classes of Vanguard Inflation-Protected Securities Fund returned about 11% for the year as rising expectations of future inflation pushed up prices of inflation-adjusted securities.
  The fund modestly trailed its benchmark index but slightly outpaced its peers.
  Because 2008 ended with deflation and inflation was negligible for most of 2009, the fund made only a small dividend payment in the first quarter of 2009 and no dividend payment in the second and third quarters.

Contents
Your Fund’s Total Returns...............	1
Chairman’s Letter...........................	2
Advisor’s Report.............................	9
Results of Proxy Voting.................	11
Fund Profile.................................	12
Performance Summary................	13
Financial Statements.................	15
About Your Fund’s Expenses..........	27
Glossary.........................................	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.74%	1.76%	9.04%	10.80%
Admiral™ Shares	0.87	1.94	9.02	10.96
Institutional Shares	0.90	2.02	9.01	11.03
Barclays Capital U.S. Treasury Inflation
Protected Securities Index				11.41
Treasury Inflation-Protected Securities Funds
Average				10.79
Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Institutional Shares are available for a minimum initial investment of $5 million.

Your Fund’s Performance at a Glance
December 31, 2008 , Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$11.52	$12.55	$0.214	$0.000
Admiral Shares	22.62	24.65	0.448	0.000
Institutional Shares	9.21	10.04	0.185	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Inflation-Protected Securities Fund returned about 11% for the year ended December 31, 2009. At the start of the year, the difference in yields between 10-year U.S. Treasury inflation-protected securities and conventional Treasuries was negligible, suggesting that investors were expecting very little inflation for the next ten years. But as winter turned to spring and the markets became more optimistic about future economic growth, the difference between the yields of inflation-protected and conventional Treasuries grew, indicating a belief that modest inflation was more likely. The change in sentiment helped to spark a rally in inflation-protected Treasuries.

However, declines in the Consumer Price Index (CPI), largely a result of sharply falling energy prices in late 2008 and early 2009, led to a downward adjustment in the fund’s income distributions. In fact, the fund paid only a small dividend in the first quarter ($0.005 per share for Investor Shares) and no dividend in the second or third quarter. As the CPI stayed mostly in positive territory in 2009, the fund’s Investor Shares were able to pay $0.209 per share in the fourth quarter.

For more on how the fund adjusts for inflation and deflation, see “Investment insight” on page 6.

2

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of conventional U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields.

For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

3

footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

The fund benefited as deflation fears subsided

Early in 2009, fears of a shrinking economy and accompanying deflation loomed over the market. Consumer prices fell by 2.5% between November 2008 and January 2009, and the gap between 5-year inflation-protected Treasuries and their conventional counterparts reflected expectations of sustained deflation for the next five years—a scenario not seen in the United States since the 1930s.

But as the financial crisis eased and the economy seemed to stabilize, expectations resurfaced for at least mild inflation in the future, which spurred the buying of inflation-indexed bonds. For the first time since 2003, the Inflation-Protected Securities Fund posted positive returns in each of the year’s four quarters. As its share price rose, its yield fell, ending the year at 0.74% for Investor Shares.

This rally was similar to what occurred in 2002 when the economy began recovering from the previous recession. Then, as in 2009, inflation-indexed Treasury bonds

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.25%	0.12%	0.09%	0.84%

The fund expense ratios shown are from the prospectus dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Peer group: Treasury Inflation-Protected Securities Funds.

4

rose in value as investors reset their inflation expectations upward. The strong performance of inflation-indexed Treasury bonds this past year stood in contrast to that of conventional Treasuries, which had done so well in 2008 as investors fled to their perceived safety. (Inflation-protected Treasury securities are equally credit-worthy, but have not functioned as a similar haven for investors in times of stress.) With investors regaining their appetite for risk as 2009 unfolded, they sold conventional intermediate- and long-term Treasuries and sought higher-yielding alternatives, such as corporate bonds.

This willingness to venture beyond conventional Treasuries was evident in the steadily widening “break-even inflation rate,” a term for the difference in yields between conventional and inflation-protected Treasuries. At year-end 2008, the break-even rate for 10-year bonds reflected the expectation that annual inflation would be less than 1% for the subsequent ten years. By the end of 2009, investors were pricing in inflation of 2.4% per year over the next 10 years.

The change in outlook could be attributed to an economy that resumed growing in the third quarter (according to estimates of the output of U.S. goods and services), the Federal Reserve Board’s historic efforts at stimulating the economy, and the federal government’s increased spending, which will require heavy borrowing.

Total Returns
Inception Through December 31, 2009
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares (Returns since inception: 6/29/2000)	7.14%
Barclays Capital U.S. Treasury Inflation Protected Securities Index	7.38
Treasury Inflation-Protected Securities Funds Average	6.58
Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The returns of the Inflation-Protection Securities Fund for 2009 modestly trailed the return of its benchmark index, in part because the index is not an investment and, unlike a mutual fund, has no operating expenses and in part because the fund did not hold some of the index’s better-performing shorter-term securities. The fund’s returns were just slightly ahead of the average return of peer-group funds.

Investment insight

Why the fund withheld dividends

The income distributions from Vanguard Inflation-Protected Securities Fund are based on the sum of two factors. One is the real yield at which the fund securities were purchased (the “real purchased yield”). The other is the inflation adjustment to the value of these holdings, which is based on monthly changes in the Consumer Price Index. A rise in the index (inflation) increases the principal value of those holdings. Together with the “real purchased yield,” this upward adjustment is distributed as income, as required by the Internal Revenue Service. A decline (deflation) reduces the principal value, partially or fully offsetting the real yield.

As the chart shows, the latter half of 2008 was a period of significantly falling prices, or deflation. Mild inflation reemerged in 2009, but the CPI turned slightly negative during two separate months. The inflation-related adjustments to the value of inflation-indexed securities are made with a two-month lag, so the deflation experienced in late 2008 offset enough of the “real purchased yield” accrued by the fund in 2009 that the fund distributed no income in the second and third quarters. The fund accrued sufficient income to pay a dividend in December.

Consumer Price Index: Monthly inflation and deflation, July 2008–December 2009

6

The fund’s long-term record is impressive from several perspectives

Since its June 2000 inception, the Inflation-Protected Securities Fund has returned an average of 7.14% a year for Investor Shares, outdistancing the returns of both the broad bond market and the stock market. The past decade, of course, began and ended with two historic periods of tumult in the financial markets, times in which government debt securities often get a boost. The fund has captured most of the return available from the growing market for inflation-protected securities, trailing its benchmark index by an amount nearly consistent with its costs, and outperforming its peers.

These results are a tribute to the fund’s advisor, Vanguard’s Fixed Income Group. As the size of the inflation-protected securities market has increased substantially in recent years, the fund has benefited from the Fixed Income Group’s experience and disciplined approach. The fund’s results also reflect the importance of low costs, which help investors receive a higher percentage of a fund’s gross returns. Your fund’s operating expenses are a small fraction of the costs incurred by funds of its type.

Fluctuations in yields don’t require strategy changes

As deflation fears subsided and longer-term interest rates rose in 2009, the U.S. Treasury yield curve returned to a more typical shape, with yields of long-term

Yields and Returns
				Components of Total Returns
		30-Day SEC	12 Months Ended December 31, 2009
	Yields on December 31,		Income	Capital	Total
Inflation-Protected Securities Fund	2008	2009	Return	Return	Return
Investor Shares	3.17%	0.74%	1.76%	9.04%	10.80%
Admiral Shares	3.27	0.87	1.94	9.02	10.96
Institutional Shares	3.32	0.90	2.02	9.01	11.03

7

bonds becoming more generous than those of short-term bonds. However, this shift in interest rates does not mean you need to make changes to your own bond portfolio. No one knows with certainty what interest rates and bond prices will do in 2010. Vanguard Inflation-Protected Securities Fund offers a reliable cushion against inflation, which makes it a valuable addition to a well-rounded portfolio. In addition, as we saw in 2009, the fund’s securities can behave differently than conventional bonds, providing an added element of diversification in a portfolio that also holds conventional bond and stock funds.

However, like any bond, the top-rated inflation-protected securities held by your fund can still decline in market value—a reality that might be easy to forget after a year of rising prices. So we urge our clients to view the Inflation-Protected Securities Fund as one component of a well-diversified portfolio.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

January 15, 2010

8

Advisor’s Report

For the fiscal year ended December 31, 2009, the various share classes of Vanguard Inflation-Protected Securities Fund returned about 11%. These returns were a bit below the return of the Barclays Capital U.S. Treasury Inflation Protected Securities Index and just above the average return of the fund’s peer group.

The investment environment

At the start of the year, fears of deflation had lowered demand for Treasury Inflation-Protected Securities (TIPS) to the point that the difference in yields between TIPS and conventional Treasuries was minimal. This spread—called the break-even inflation rate because it essentially reflects the market’s estimate for future inflation—was only 0.12% for 10-year notes, a historic low. The figure meant that TIPS were valued with an expectation that inflation would be roughly zero over the next 10 years.

There were three main factors underlying this valuation. First, the financial crisis and steep recession lowered expectations for long-term economic growth and inflation. Second, the price of energy commodities fell by more than 50% during the second half of 2008, leading to negative adjustments to income from TIPS and putting downward pressure on their valuations. (Note the steady fall in the Consumer Price Index during the latter part of 2008, as shown in the chart on page 6.) Finally, while TIPS have the same credit quality as conventional Treasuries, they were left behind by the flight-to-quality rally in Treasuries in the second half of 2008.

Aided by aggressive government policies, the nation’s credit markets slowly but steadily returned to some sense of normalcy during 2009. The Federal Reserve kept its target for short-term interest rates near 0% and continued its unprecedented purchase of Treasury and mortgage-backed securities in an attempt to drive down longer-term interest rates. Meanwhile, the federal government tried to reverse a steep recession with nearly $800 billion worth of stimulus programs. These developments eased deflationary fears, causing TIPS valuations to increase smartly. By the same token, the 2008 bull market in conventional Treasuries—considered the safest and most liquid of investments—quickly switched into reverse as investors sought higher yields from corporate bonds.

The market’s turnaround in inflation expectations is encapsulated in the break-even inflation rate at the end of 2009. As of December 31, the yield of the 10-year inflation-indexed note stood at 1.4%, compared with a conventional 10-year Treasury yield of 3.8%. The spread suggested that investors expected prices to rise at an average rate of 2.4% a year over the next decade, up from a break-even inflation rate of 0.12% just 12 months earlier.

Management of the fund

The resurgence in interest in TIPS fueled a strong performance for the fund, with its share price rising about 9% by the end of the year. Inflation at various points in 2009 was quite low as the major sell-off in energy commodities depressed prices

9

overall. Consequently, the fund did not issue distributions for several quarters. Income distributions contributed only about 2% or less (depending on the share class) toward the fund’s return. At year’s end, the fund’s yield stood at 0.74% for Investor Shares.

Our strategies this year were generally successful; we were able to take advantage of periodic increases in the supply of TIPS to select securities that we found most attractive. The fund’s return trailed that of its market benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index. Besides operating expenses, the lag was due in part to our decision not to purchase some of the shorter-maturity issues that the Treasury offered at its quarterly auctions; many of those issues did well during the year.

Investment outlook

We believe that over the past year the market has reset the break-even inflation rate to a reasonable level, and that the fund faces a low risk of a downward shift in inflation expectations, which would lower TIPS prices. Indeed, given the unprecedented level of fiscal and monetary stimulus that has been delivered, we expect inflation rates to move higher as the recovery continues, albeit slowly.

John W. Hollyer, CFA, Principal

Kenneth E. Volpert, CFA, Principal

Vanguard Fixed Income Group

January 21, 2010

Yields of U.S. Treasury Bonds
	December 31,	December 31,
Maturity	2008	2009
2 years	0.77%	1.14%
3 years	0.97	1.67
5 years	1.55	2.68
10 years	2.21	3.84
30 years	2.68	4.63
Source: Vanguard

10

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Inflation-Protected Securities Fund
2a	852,446,552	16,748,464	28,673,341	119,936,425	83.8%
2b	851,351,822	18,023,950	28,492,580	119,936,430	83.6%
2c	838,426,792	17,737,653	41,703,915	119,936,422	82.4%
2d	844,713,973	17,779,197	35,375,190	119,936,423	83.0%
2e	844,319,059	17,254,526	36,294,779	119,936,418	83.0%
2f	851,020,785	19,187,601	27,659,973	119,936,423	83.6%
2g	852,215,680	17,714,102	27,938,569	119,936,431	83.7%

11

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.25%	0.12%	0.09%
30-Day SEC
Yield[2]	0.74%	0.87%	0.90%

Financial Attributes
		Barclays	Barclays
		Inflation	U.S.
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	28	28	8,413
Average Quality	Aaa	Aaa/Aaa	Aa1/Aa2
Yield to Maturity
(before expenses)	1.0%	0.9%	3.7%
Average Coupon	2.2%	2.3%	4.7%
Average Duration	5.0 years	4.9 years	4.6 years
Average Effective
Maturity	8.6 years	8.8 years	6.8 years
Short-Term
Reserves	1.9%	—	—
Average quality: Moody’s Investors Service.

Sector Diversification (% of portfolio)
Treasury/Agency			98.1%
Other			1.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	U.S.
	Securities	Aggregate
	Index	Bond Index
R-Squared	0.99	0.55
Beta	1.00	1.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	1.9%
1 - 3 Years	10.7
3 - 5 Years	23.2
5 - 10 Years	34.7
10 - 20 Years	29.5

Distribution by Credit Quality (% of portfolio)

Aaa	100.0%
Ratings: Moody’s Investors Service.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 24, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares.

2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation. See the Glossary.

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000, Through December 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2009
				Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception	Investment
Inflation-Protected Securities Fund
Investor Shares	10.80%	4.36%	7.14%	$19,255
Barclays Capital U.S. Aggregate Bond
Index	5.93	4.97	6.25	17,790
Barclays Capital U.S. Treasury Inflation
Protected Securities Index	11.41	4.63	7.38	19,681
Treasury Inflation-Protected Securities
Funds Average	10.79	3.49	6.58	18,331

Treasury Inflation-Protected Securities Funds Average: Derived from data provided by Lipper Inc.

Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

		Since	Final Value
	One	Inception	of a $100,000
	Year	(6/10/2005)	Investment
Inflation-Protected Securities Fund
Admiral Shares	10.96%	4.49%	$122,194
Barclays Capital U.S. Aggregate
Bond Index	5.93	5.04	125,133
Barclays Capital U.S. Treasury
Inflation Protected Securities Index	11.41	4.68	123,167

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/12/2003)	Investment
Inflation-Protected Securities Fund
Institutional Shares	11.03%	4.49%	5.02%	$6,723,628
Barclays Capital U.S. Aggregate
Bond Index	5.93	4.97	4.87	6,667,186
Barclays Capital U.S. Treasury
Inflation Protected Securities Index	11.41	4.63	5.17	6,783,795

Performance for the fund’s Institutional Shares and comparative standards is calculated since the Institutional Shares’ inception.

Fiscal-Year Total Returns (%): June 29, 2000, Through December 31, 2009
				Barclays Capital U.S
				Treasury Inflation
				Protected Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2000	2.73%	3.29%	6.02%	6.13%
2001	4.32	3.29	7.61	7.89
2002	4.55	12.06	16.61	16.57
2003	3.86	4.14	8.00	8.40
2004	4.79	3.48	8.27	8.46
2005	5.44	-2.85	2.59	2.84
2006	3.40	-2.97	0.43	0.41
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.76	9.04	10.80	11.41

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets

As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms

N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.3%)
U.S. Government Securities (98.3%)
1	United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	284,500	366,511
	United States Treasury Inflation Indexed Bonds	2.375%	4/15/11	685,050	768,141
	United States Treasury Inflation Indexed Bonds	3.375%	1/15/12	325,640	424,082
	United States Treasury Inflation Indexed Bonds	3.000%	7/15/12	1,230,775	1,591,465
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/13	360,000	374,409
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/13	1,301,875	1,614,451
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/14	1,564,100	1,935,139
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	625,000	659,863
	United States Treasury Inflation Indexed Bonds	2.000%	7/15/14	747,845	909,126
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	1,179,015	1,388,416
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	926,225	1,084,892
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	913,050	1,050,415
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	656,525	765,359
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	834,025	965,708
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	1,199,650	1,376,411
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	685,600	724,485
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	527,200	529,670
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	472,600	504,774
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	1,113,450	1,170,646
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	1,665,270	2,017,548
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	1,395,298	1,527,329
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	1,299,989	1,467,575
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	839,625	831,476
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	523,125	864,706
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	736,200	795,815
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	302,150	511,622
	United States Treasury Note/Bond	2.375%	10/31/14	470,000	465,009
	United States Treasury Note/Bond	2.125%	11/30/14	455,000	444,408
Total U.S. Government and Agency Obligations (Cost $26,086,893)					27,129,451

				Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
2	Vanguard Market
	Liquidity Fund (Cost $259,686)	0.187%		259,686,006	259,686
Total Investments (99.2%) (Cost $26,346,579)					27,389,137

15

Inflation-Protected Securities Fund

Market
Value•
($000)
Other Assets and Liabilities (0.8%)
Other Assets	316,824
Liabilities	(106,588)
210,236
Net Assets (100%)	27,599,373

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	27,016,644
Overdistributed Net Investment Income	(24,998)
Accumulated Net Realized Losses	(421,475)
Unrealized Appreciation (Depreciation)
Investment Securities	1,042,558
Futures Contracts	(13,356)
Net Assets	27,599,373

Investor Shares—Net Assets
Applicable to 1,031,461,395 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,945,588
Net Asset Value Per Share—Investor Shares	$12.55

Admiral Shares—Net Assets
Applicable to 353,872,485 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,723,232
Net Asset Value Per Share—Admiral Shares	$24.65

Institutional Shares—Net Assets
Applicable to 590,644,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,930,553
Net Asset Value Per Share—Institutional Shares	$10.04

• See Note A in Notes to Financial Statements.

1 Securities with a value of $25,100,000 have been segregated as initial margin for open futures contracts.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Interest[1],2	497,172
Total Income	497,172
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,692
Management and Administrative—Investor Shares	21,607
Management and Administrative—Admiral Shares	5,521
Management and Administrative—Institutional Shares	2,027
Marketing and Distribution—Investor Shares	2,952
Marketing and Distribution—Admiral Shares	1,596
Marketing and Distribution—Institutional Shares	1,290
Custodian Fees	77
Auditing Fees	29
Shareholders’ Reports and Proxies—Investor Shares	685
Shareholders’ Reports and Proxies—Admiral Shares	52
Shareholders’ Reports and Proxies—Institutional Shares	31
Trustees’ Fees and Expenses	38
Total Expenses	38,597
Net Investment Income	458,575
Realized Net Gain (Loss)
Investment Securities Sold	5,584
Futures Contracts	(31,288)
Realized Net Gain (Loss)	(25,704)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,810,019
Futures Contracts	1,210
Change in Unrealized Appreciation (Depreciation)	1,811,229
Net Increase (Decrease) in Net Assets Resulting from Operations	2,244,100

1	Interest income from an affiliated company of the fund was $920,000.
2	Includes inflation (deflation) adjustments to income totaling $80,868,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	458,575	816,809
Realized Net Gain (Loss)	(25,704)	(193,744)
Change in Unrealized Appreciation (Depreciation)	1,811,229	(1,359,588)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,244,100	(736,523)
Distributions
Net Investment Income
Investor Shares	(215,661)	(437,788)
Admiral Shares	(154,428)	(232,295)
Institutional Shares	(105,449)	(151,469)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(475,538)	(821,552)
Capital Share Transactions
Investor Shares	3,475,278	2,768,454
Admiral Shares	3,466,647	1,674,728
Institutional Shares	2,320,303	1,285,999
Net Increase (Decrease) from Capital Share Transactions	9,262,228	5,729,181
Total Increase (Decrease)	11,030,790	4,171,106
Net Assets
Beginning of Period	16,568,583	12,397,477
End of Period[1]	27,599,373	16,568,583

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($24,998,000) and ($15,411,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

			Feb. 1,
	Year Ended		2007, to
For a Share Outstanding	December 31,		Dec. 31,	Year Ended January 31,
Throughout Each Period	2009	2008	2007[1]	2007	2006	2005
Net Asset Value, Beginning of Period	$11.52	$12.45	$11.80	$12.18	$12.57	$12.36
Investment Operations
Net Investment Income (Loss)	.210	.614	.651	.483	.573	.596
Net Realized and Unrealized Gain (Loss)
on Investments	1.034	(.930)	.646	(.437)	(.230)	.244
Total from Investment Operations	1.244	(.316)	1.297	.046	.343	.840
Distributions
Dividends from Net Investment Income	(.214)	(.614)	(.647)	(.407)	(.681)	(.565)
Distributions from Realized Capital Gains	—	—	—	—	(.052)	(.065)
Return of Capital	—	—	—	(.019)	—	—
Total Distributions	(.214)	(.614)	(.647)	(.426)	(.733)	(.630)
Net Asset Value, End of Period	$12.55	$11.52	$12.45	$11.80	$12.18	$12.57

Total Return[2]	10.80%	-2.85%	11.40%	0.43%	2.76%	6.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,946	$8,593	$6,662	$5,361	$6,227	$7,530
Ratio of Total Expenses to
Average Net Assets	0.25%	0.20%	0.20%[3]	0.20%	0.20%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.00%	5.02%	5.92%[3]	3.87%	4.83%	4.83%
Portfolio Turnover Rate	14%	28%	21%	53%	47%	73%

1 The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000 3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
			Feb. 1,	Year	June 10,
	Year Ended		2007, to	Ended	2005[2] to
	December 31,		Dec. 31,	Jan. 31,	Jan.31,
For a Share Outstanding Throughout Each Period	2009	2008	2007[1]	2007	2006
Net Asset Value, Beginning of Period	$22.62	$24.45	$23.17	$23.91	$25.00
Investment Operations
Net Investment Income (Loss)	.441	1.226	1.299	.971	.683
Net Realized and Unrealized Gain (Loss)
on Investments	2.037	(1.829)	1.278	(.858)	(.432)
Total from Investment Operations	2.478	(.603)	2.577	.113	.251
Distributions
Dividends from Net Investment Income	(.448)	(1.227)	(1.297)	(.815)	(1.315)
Distributions from Realized Capital Gains	—	—	—	—	(.026)
Return of Capital	—	—	—	(.038)	—
Total Distributions	(.448)	(1.227)	(1.297)	(.853)	(1.341)
Net Asset Value, End of Period	$24.65	$22.62	$24.45	$23.17	$23.91

Total Return	10.96%	-2.78%	11.54%	0.53%	1.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,723	$4,726	$3,487	$2,523	$2,474
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.11%[3]	0.11%	0.11%[3]
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.13%	5.11%	6.01%[3]	3.96%	4.92%[3]
Portfolio Turnover Rate	14%	28%	21%	53%	47%

1	The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.
2	Inception.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

			Feb. 1,
	Year Ended		2007, to
For a Share Outstanding	December 31,		Dec. 31,	Year Ended January 31,
Throughout Each Period	2009	2008	2007[1]	2007	2006	2005
Net Asset Value, Beginning of Period	$9.21	$9.96	$9.44	$9.74	$10.06	$9.88
Investment Operations
Net Investment Income (Loss)	.181	.502	.532	.398	.471	.483
Net Realized and Unrealized Gain (Loss)
on Investments	.834	(.751)	.521	(.348)	(.194)	.207
Total from Investment Operations	1.015	(.249)	1.053	.050	.277	.690
Distributions
Dividends from Net Investment Income	(.185)	(.501)	(.533)	(.335)	(.556)	(.458)
Distributions from Realized Capital Gains	—	—	—	—	(.041)	(.052)
Return of Capital	—	—	—	(.015)	—	—
Total Distributions	(.185)	(.501)	(.533)	(.350)	(.597)	(.510)
Net Asset Value, End of Period	$10.04	$9.21	$9.96	$9.44	$9.74	$10.06

Total Return	11.03%	-2.81%	11.58%	0.57%	2.79%	7.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,931	$3,250	$2,248	$1,673	$1,238	$601
Ratio of Total Expenses to
Average Net Assets	0.09%	0.08%	0.08%[2]	0.08%	0.08%	0.11%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.16%	5.14%	6.04%[2]	3.99%	4.95%	4.93%
Portfolio Turnover Rate	14%	28%	21%	53%	47%	73%

1	The fund’s fiscal year-end changed from January 31 to December 31, effective December 31, 2007.
2	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity

Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation (deflation) adjustments to the face amount of inflation-indexed securities are recorded as increases (decreases) to interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and

22

Inflation-Protected Securities Fund

distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $5,549,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.
C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	27,129,451	—
Temporary Cash Investments	259,686	—	—
Futures Contracts—Assets[1]	2,317	—	—
Futures Contracts—Liabilities[1]	(4,166)	—	—
Total	257,837	27,129,451	—

1	Represents variation margin on the last day of the reporting period.
D.	At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
2-Year United States Treasury Note	March 2010	(8,731)	1,888,215	9,835
10-Year United States Treasury Note	March 2010	10,665	1,231,308	(28,900)
5-Year United States Treasury Note	March 2010	(900)	102,945	1,596
30-Year United States Treasury Bond	March 2010	(839)	96,800	4,113

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2009, the fund realized gains of $7,376,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation adjustments to securities held at December 31, 2009, totaling $104,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

The fund had realized losses totaling $44,252,000 through December 31, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

For tax purposes, at December 31, 2009, the fund had $3,801,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $353,240,000 to offset future net capital gains of $152,319,000 through December 31, 2014, $32,494,000 through December 31, 2015, $13,094,000 through December 31, 2016, and $155,333,000 through December 31, 2017. In addition, the fund realized losses of $37,339,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $26,390,935,000. Net unrealized appreciation of investment securities for tax purposes was $998,202,000, consisting of unrealized gains of $1,016,956,000 on securities that had risen in value since their purchase and $18,754,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $12,110,557,000 of investment securities and sold $3,063,522,000 of investment securities, other than temporary cash investments.

24

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:
			Year Ended Decemer 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	6,327,634	520,171	6,078,445	485,209
Issued in Lieu of Cash Distributions	194,362	15,508	393,510	31,553
Redeemed	(3,046,718)	(250,224)	(3,703,501)	(305,814)
Net Increase (Decrease)—Investor Shares	3,475,278	285,455	2,768,454	210,948
Admiral Shares
Issued	4,974,531	207,932	3,508,867	144,106
Issued in Lieu of Cash Distributions	138,172	5,613	209,091	8,542
Redeemed	(1,646,056)	(68,620)	(2,043,230)	(86,333)
Net Increase (Decrease)—Admiral Shares	3,466,647	144,925	1,674,728	66,315
Institutional Shares
Issued	3,246,284	332,331	2,165,117	218,461
Issued in Lieu of Cash Distributions	98,456	9,822	143,131	14,364
Redeemed	(1,024,437)	(104,255)	(1,022,249)	(105,857)
Net Increase (Decrease)—Institutional Shares	2,320,303	237,898	1,285,999	126,968

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected

Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

Special 2009 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the

Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,050.14	$1.29
Admiral Shares	1,000.00	1,050.56	0.62
Institutional Shares	1,000.00	1,050.38	0.47
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.75	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, 0.12% for Admiral Shares, and 0.09% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

29

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal

Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal

Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companiesserved by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

Vanguard Total Bond Market II

Index Fund Annual Report

  Investors began to regain their appetite for risk and reward in early 2009, helping to fuel a rally in the corporate bond market.
  Vanguard Total Bond Market II Index Fund returned about 6% for both Investor and Institutional Shares, from their respective inception dates in early 2009 through the end of the year.
  The returns of both share classes closely tracked those of the target benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Contents

Your Fund’s Total Returns...................	1
Chairman’s Letter...............................	2
Results of Proxy Voting......................	6
Fund Profile......................................	7
Performance Summary.....................	8
Financial Statements.......................	9
About Your Fund’s Expenses...............	81
Glossary.............................................	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
				Return
				Since
			Ticker	Share-Class
			Symbol	Inception

Vanguard Total Bond Market II Index Fund Investor Shares (Inception 1/26/2009)			VTBIX	6.28%
Barclays Capital U.S. Aggregate Bond Index				6.39
Intermediate Investment-Grade Debt Funds Average[1]				12.31

Vanguard Total Bond Market II Index Fund Institutional Shares (Inception 2/17/2009)			VTBNX	5.80%
Barclays Capital U.S. Aggregate Bond Index				5.91
Intermediate Investment-Grade Debt Funds Average[1]				12.89

Your Fund’s Performance at a Glance
Inception Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.00	$10.26	$0.358	$0.000
Institutional Shares	10.03	10.26	0.338	0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide this first annual report for Vanguard Total Bond Market II Index Fund. We launched this fund on January 26 (with Investor Shares) as an investment vehicle for use only as an underlying fund in “funds of funds” sponsored by Vanguard—such as the Vanguard Target Retirement Funds—and those managed by third parties. The fund’s investment objective is identical to that of the widely available Vanguard Total Bond Market Index Fund: to track the performance of a broad, market-weighted U.S. bond index.

For the abbreviated fiscal year, the fund’s Investor Shares returned 6.28%, closely tracking the 6.39% return of the Barclays Capital U.S. Aggregate Bond Index. The Institutional Shares (which were launched on February 17) returned 5.80%, tracking the index’s 5.91% return since the shares’ inception. Amid a low-quality bond rally, however, the fund’s high-quality portfolio trailed the average return of peer funds.

On December 31, the 30-day SEC yield of the fund’s Investor Shares was 3.33%. The Institutional Shares yielded a bit less.

Please note that as of January 1, 2010, the fund adopted a new float-adjusted version of its former benchmark index. In announcing this change last autumn, we noted that float-adjusted indexes better represent the liquidity in the marketplace by including only those bonds that are actually available to investors. The Federal Reserve Board’s extraordinary efforts to stabilize the credit markets included plans

2

to purchase more than $1 trillion in U.S. agency mortgage-backed securities, effectively removing these bonds from the investable universe. Barclays Capital updates its float-adjusted indexes as such bonds are taken out of the public supply, and then again when they are sold back.

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Impressive stock returns masked lingering uncertainties

For the 12 months, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2009
	One Year	Three Years	Five Years
Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup 3-Month Treasury Bill Index	0.16	2.22	2.88

Stocks
Russell 1000 Index (Large-caps)	28.43%	–5.36%	0.79
Russell 2000 Index (Small-caps)	27.17	–6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	–5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	–3.04	6.30

CPI
Consumer Price Index	2.72%	2.28%	2.56%

3

in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Corporate bonds rallied as confidence returned

In the bond market, as in the stock market, 2009 stood in sharp contrast to 2008. In 2008, investors’ customary desire to earn a return on capital was trumped by a panic to preserve it. Strong demand pushed Treasury yields down (and prices up) to near-record lows, boosting returns to exceptional levels.

But by early 2009, as government rescue programs started to take hold, investors began to seek rewards again, favoring return “on” capital in the form of the higher yields offered by corporate bonds. In this generally more normal environment, Treasuries lagged while the riskiest, lowest-quality bonds significantly outperformed. (Another factor that pushed down Treasury prices was the government’s sale of a

Expense Ratios1

Your Portfolio Compared With Its Peer Group

			Intermediate
			Investment-
	Investor	Institutional	Grade Debt
	Shares	Shares	Funds Average
Total Bond Market II Index Fund	0.19%	0.07%	0.94%

1 The fund expense ratios shown are from the prospectuses dated January 26, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal period ended December 31, 2009, the annualized expense ratios were 0.11% for Investor Shares and 0.07% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

record $2.1 trillion of new securities.) When the dust settled, the broad U.S. bond market (as reflected in the Barclays Capital U.S. Aggregate Bond Index) returned 5.93% for all of 2009—similar to its 5.24% return in 2008 but masking significant differences.

Because Treasury bonds represent a substantial portion of the broad U.S. bond market, they can have a significant influence on its return. The Treasury component of the benchmark index fell into negative territory for the full year in 2009, pulling down the index’s return. In contrast, in 2008, Treasuries’ double-digit gain helped lift the index into positive territory in a mostly dismal year.

Corporate bonds—a smaller slice of the fixed income market—experienced a dramatic turnaround. After returning –4.94% in 2008—the worst annual return for this component of the benchmark since 1974—corporate bonds enjoyed double-digit gains in 2009. Some of the best performers were bonds considered more risky, because of their lower credit ratings, somewhat longer maturities, or both.

Diversification and indexing can help smooth the ride

Most investors with stock and bond investments have been taken on a roller-coaster ride over the last two years. In 2008, when virtually all asset classes except Treasuries experienced significant losses, holding a balanced and diversified portfolio helped cushion some of the shock. And when both stocks and corporate bonds came roaring back in 2009, diversification admittedly trimmed some of the potential gains. History has taught us, however, that trying to anticipate any market’s ups and downs can be a costly, and futile, exercise.

Instead, we encourage investors to maintain a portfolio that is diversified across and within asset classes. And by choosing a low-cost, well-managed index fund, investors have the ability to earn returns consistent with those of the target benchmark. That’s why the Total Bond Market II Index Fund plays a role, in many funds-of-funds portfolios, in providing broad exposure to U.S. bonds.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

January 20, 2010

5

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	7,480,563,019	132,452,355	98.3%
Charles D. Ellis	7,406,205,129	206,810,245	97.3%
Emerson U. Fullwood	7,486,175,684	126,839,690	98.3%
Rajiv L. Gupta	7,475,619,448	137,395,926	98.2%
Amy Gutmann	7,494,805,274	118,210,101	98.4%
JoAnn Heffernan Heisen	7,478,861,968	134,153,407	98.2%
F. William McNabb III	7,490,714,832	122,300,542	98.4%
André F. Perold	7,470,382,148	142,633,227	98.1%
Alfred M. Rankin, Jr.	7,478,299,969	134,715,405	98.2%
Peter F. Volanakis	7,496,308,685	116,706,689	98.5%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.

(b) Issuing senior securities.

(c) Borrowing money.

(d) Making loans.

(e) Purchasing and selling commodities.

(f) Concentrating investments in a particular industry or group of industries.

(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Total Bond Market II Index Fund
2a	1,585,156,775	0	0	0	100.0%
2b	1,585,156,775	0	0	0	100.0%
2c	1,585,156,775	0	0	0	100.0%
2d	1,585,156,775	0	0	0	100.0%
2e	1,585,156,775	0	0	0	100.0%
2f	1,585,156,775	0	0	0	100.0%
2g	1,585,156,775	0	0	0	100.0%

6

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2009

Financial Attributes
			Target
	Fund		Index[1]
Number of Issues	3,284		8,413
Yield[2]			3.7%
Investor Shares	3.3%
Institutional Shares	3.3%
Yield to Maturity	3.5%[3]		3.7%
Average Coupon	4.8%		4.7%
Average Effective Maturity	6.7 years		6.8 years
Average Quality[4]	Aa1	/Aa2	Aa1	/Aa2
Average Duration	4.5 years		4.6 years
Expense Ratio[5]			—
Investor Shares	0.19%
Institutional Shares	0.07%
Short-Term Reserves	0.2%		—

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed			3.4%
Finance			7.0
Foreign			4.0
Government Mortgage-Backed			32.6
Industrial			10.5
Treasury/Agency			40.1
Utilities			2.2
Other			0.2

Distribution by Maturity (% of portfolio)

Under 1 Year	2.6%
1–5 Years	46.8
5–10 Years	38.4
10–20 Years	5.6
20–30 Years	6.5
Over 30 Years	0.1

Distribution by Credit Quality4 (% of portfolio)

Aaa	77.4%
Aa	3.9
A	10.0
Baa	8.7

Investment Focus

1 Barclays Capital U.S. Aggregate Bond Index.

2 30-day SEC yield for the fund; index yield assumes that all bonds are called or prepaid at the earliest possible date. See the Glossary. 3 Before expenses.

4 Moody’s Investors Service.

5 The expense ratios shown are from the prospectuses dated January 26, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal period ended December 31, 2009, the annualized expense ratios were 0.11% for Investor Shares and 0.07% for Institutional Shares.

6 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

7

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

			Total Returns
	Periods Ended December 31, 2009			Final Value
			Since	of a $10,000
			Inception[1]	Investment
Total Bond Market II Index Fund Investor Shares[2]			6.28%	$10,628
Barclays Capital U.S. Aggregate Bond Index			6.39	10,639
Intermediate Investment-Grade Debt Funds Average[3]			12.31	11,231

				Final Value of
			Since	a $5,000,000
			Inception[1]	Investment
Total Bond Market II Index Fund Institutional Shares			5.80%	$5,290,090
Barclays Capital U.S. Aggregate Bond Index			5.91	5,295,336

Fiscal-Period Total Returns (%): January 26, 2009–December 31, 2009
				Barclays
			Investor Shares	Capital[4]
Fiscal	Capital	Income	Total	Total
Period	Return	Return	Return	Return
2009	2.6	3.7	6.3	6.4

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2009, for the Investor Shares, and February 17, 2009, for the Institutional Shares.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

4 Barclays Capital U.S. Aggregate Bond Index.

See Financial Highlights for dividend and capital gains information.

8

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (72.3%)
U.S. Government Securities (31.7%)
United States Treasury Inflation Indexed Bonds	3.500%	1/15/11	19,000	24,477
United States Treasury Note/Bond	2.000%	2/28/10	375	376
United States Treasury Note/Bond	4.000%	4/15/10	30,350	30,677
United States Treasury Note/Bond	3.875%	7/15/10	300	306
United States Treasury Note/Bond	2.750%	7/31/10	3,250	3,296
United States Treasury Note/Bond	4.125%	8/15/10	5,225	5,347
United States Treasury Note/Bond	5.750%	8/15/10	2,600	2,687
United States Treasury Note/Bond	2.375%	8/31/10	14,475	14,665
United States Treasury Note/Bond	2.000%	9/30/10	5,850	5,919
United States Treasury Note/Bond	1.500%	10/31/10	59,850	60,364
United States Treasury Note/Bond	1.250%	11/30/10	95,675	96,363
United States Treasury Note/Bond	4.375%	12/15/10	119,100	123,454
United States Treasury Note/Bond	0.875%	12/31/10	189,125	189,804
United States Treasury Note/Bond	4.250%	1/15/11	25,000	25,937
United States Treasury Note/Bond	0.875%	1/31/11	77,775	78,006
United States Treasury Note/Bond	5.000%	2/15/11	1,725	1,808
United States Treasury Note/Bond	0.875%	2/28/11	201,395	201,866
United States Treasury Note/Bond	4.500%	2/28/11	6,775	7,071
United States Treasury Note/Bond	0.875%	3/31/11	14,625	14,650
United States Treasury Note/Bond	0.875%	4/30/11	8,125	8,135
United States Treasury Note/Bond	4.875%	4/30/11	43,050	45,337
United States Treasury Note/Bond	0.875%	5/31/11	350	350
United States Treasury Note/Bond	1.125%	6/30/11	142,825	143,383
United States Treasury Note/Bond	5.125%	6/30/11	338,350	359,497
United States Treasury Note/Bond	1.000%	7/31/11	6,775	6,785
United States Treasury Note/Bond	4.875%	7/31/11	1,600	1,699
United States Treasury Note/Bond	1.000%	8/31/11	178,680	178,735
United States Treasury Note/Bond	4.625%	8/31/11	138,075	146,402
United States Treasury Note/Bond	1.000%	9/30/11	2,975	2,974
United States Treasury Note/Bond	4.500%	9/30/11	169,333	179,493
United States Treasury Note/Bond	4.625%	10/31/11	50,000	53,242
United States Treasury Note/Bond	1.750%	11/15/11	99,750	101,013
United States Treasury Note/Bond	0.750%	11/30/11	90,448	89,855
United States Treasury Note/Bond	4.500%	11/30/11	4,525	4,818
United States Treasury Note/Bond	1.125%	12/15/11	25,200	25,208
United States Treasury Note/Bond	4.625%	12/31/11	2,300	2,457
United States Treasury Note/Bond	1.125%	1/15/12	28,875	28,848
United States Treasury Note/Bond	4.750%	1/31/12	5,825	6,252
United States Treasury Note/Bond	1.375%	2/15/12	70,650	70,849

9

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	4.875%	2/15/12	35,000	37,658
United States Treasury Note/Bond	4.625%	2/29/12	4,375	4,690
United States Treasury Note/Bond	1.375%	3/15/12	103,125	103,366
United States Treasury Note/Bond	4.500%	3/31/12	193,625	207,239
United States Treasury Note/Bond	1.375%	4/15/12	3,075	3,078
United States Treasury Note/Bond	4.500%	4/30/12	81,725	87,625
United States Treasury Note/Bond	1.375%	5/15/12	44,625	44,632
United States Treasury Note/Bond	4.750%	5/31/12	28,325	30,591
United States Treasury Note/Bond	1.875%	6/15/12	117,575	118,861
United States Treasury Note/Bond	4.875%	6/30/12	53,850	58,411
United States Treasury Note/Bond	4.625%	7/31/12	9,900	10,694
United States Treasury Note/Bond	1.750%	8/15/12	29,125	29,316
United States Treasury Note/Bond	4.125%	8/31/12	500	535
United States Treasury Note/Bond	4.250%	9/30/12	1,400	1,503
United States Treasury Note/Bond	1.375%	10/15/12	8,540	8,495
United States Treasury Note/Bond	3.875%	10/31/12	31,419	33,437
United States Treasury Note/Bond	1.375%	11/15/12	120,735	119,906
United States Treasury Note/Bond	4.000%	11/15/12	4,025	4,300
United States Treasury Note/Bond	3.375%	11/30/12	9,020	9,474
United States Treasury Note/Bond	1.125%	12/15/12	32,400	31,889
United States Treasury Note/Bond	3.625%	12/31/12	194,400	205,578
United States Treasury Note/Bond	3.875%	2/15/13	176,250	187,761
United States Treasury Note/Bond	2.750%	2/28/13	1,900	1,958
United States Treasury Note/Bond	3.625%	5/15/13	68,925	72,996
United States Treasury Note/Bond	3.500%	5/31/13	155,500	163,906
United States Treasury Note/Bond	3.375%	6/30/13	3,200	3,359
United States Treasury Note/Bond	3.375%	7/31/13	4,225	4,436
United States Treasury Note/Bond	4.250%	8/15/13	115,500	124,668
United States Treasury Note/Bond	3.125%	8/31/13	44,350	46,103
United States Treasury Note/Bond	3.125%	9/30/13	144,600	150,316
United States Treasury Note/Bond	2.750%	10/31/13	66,550	68,172
United States Treasury Note/Bond	4.250%	11/15/13	90,250	97,512
United States Treasury Note/Bond	2.000%	11/30/13	42,000	41,783
United States Treasury Note/Bond	1.500%	12/31/13	2,525	2,459
United States Treasury Note/Bond	1.750%	1/31/14	325	319
United States Treasury Note/Bond	1.875%	2/28/14	51,225	50,393
United States Treasury Note/Bond	1.750%	3/31/14	12,325	12,034
United States Treasury Note/Bond	1.875%	4/30/14	49,750	48,732
United States Treasury Note/Bond	4.750%	5/15/14	117,125	128,911
United States Treasury Note/Bond	2.250%	5/31/14	66,425	65,979
United States Treasury Note/Bond	2.625%	6/30/14	68,350	68,863
United States Treasury Note/Bond	2.625%	7/31/14	22,250	22,368
United States Treasury Note/Bond	2.375%	9/30/14	13,300	13,190
United States Treasury Note/Bond	2.375%	10/31/14	128,240	126,878
United States Treasury Note/Bond	2.125%	11/30/14	106,200	103,728
United States Treasury Note/Bond	2.625%	12/31/14	117,400	116,804
United States Treasury Note/Bond	4.000%	2/15/15	69,300	73,664
United States Treasury Note/Bond	11.250%	2/15/15	15,075	21,270
United States Treasury Note/Bond	4.125%	5/15/15	84,375	89,978
United States Treasury Note/Bond	4.250%	8/15/15	10,400	11,133
United States Treasury Note/Bond	10.625%	8/15/15	1,775	2,493
United States Treasury Note/Bond	4.500%	11/15/15	22,900	24,804
United States Treasury Note/Bond	9.875%	11/15/15	79,875	109,753
United States Treasury Note/Bond	4.500%	2/15/16	1,000	1,079
United States Treasury Note/Bond	9.250%	2/15/16	2,000	2,694
United States Treasury Note/Bond	2.625%	2/29/16	212,850	207,131
United States Treasury Note/Bond	2.375%	3/31/16	93,475	89,444

10

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.625%	4/30/16	55,300	53,598
United States Treasury Note/Bond	5.125%	5/15/16	112,175	125,110
United States Treasury Note/Bond	7.250%	5/15/16	3,075	3,808
United States Treasury Note/Bond	3.250%	5/31/16	70,175	70,493
United States Treasury Note/Bond	3.250%	6/30/16	55,425	55,598
United States Treasury Note/Bond	4.875%	8/15/16	20,625	22,684
United States Treasury Note/Bond	3.000%	9/30/16	50,600	49,675
United States Treasury Note/Bond	3.125%	10/31/16	25,000	24,691
United States Treasury Note/Bond	4.625%	11/15/16	850	919
United States Treasury Note/Bond	7.500%	11/15/16	17,950	22,623
United States Treasury Note/Bond	2.750%	11/30/16	1,125	1,083
United States Treasury Note/Bond	4.625%	2/15/17	125	135
United States Treasury Note/Bond	4.500%	5/15/17	1,250	1,337
United States Treasury Note/Bond	8.750%	5/15/17	99,925	135,133
United States Treasury Note/Bond	4.750%	8/15/17	10,725	11,642
United States Treasury Note/Bond	8.875%	8/15/17	41,325	56,350
United States Treasury Note/Bond	4.250%	11/15/17	4,275	4,483
United States Treasury Note/Bond	3.500%	2/15/18	28,900	28,674
United States Treasury Note/Bond	3.875%	5/15/18	346,750	352,222
United States Treasury Note/Bond	9.125%	5/15/18	1,625	2,282
United States Treasury Note/Bond	4.000%	8/15/18	145,975	149,146
United States Treasury Note/Bond	8.875%	2/15/19	53,775	75,134
United States Treasury Note/Bond	3.625%	8/15/19	23,000	22,619
United States Treasury Note/Bond	8.125%	8/15/19	17,450	23,495
United States Treasury Note/Bond	3.375%	11/15/19	182,363	175,495
United States Treasury Note/Bond	8.500%	2/15/20	425	589
United States Treasury Note/Bond	8.750%	8/15/20	81,655	115,542
United States Treasury Note/Bond	7.875%	2/15/21	70,550	94,868
United States Treasury Note/Bond	8.125%	5/15/21	3,350	4,585
United States Treasury Note/Bond	8.125%	8/15/21	42,550	58,380
United States Treasury Note/Bond	8.000%	11/15/21	3,700	5,040
United States Treasury Note/Bond	7.250%	8/15/22	4,450	5,768
United States Treasury Note/Bond	7.625%	11/15/22	16,900	22,548
United States Treasury Note/Bond	7.125%	2/15/23	25,675	32,944
United States Treasury Note/Bond	6.250%	8/15/23	224,850	268,660
United States Treasury Note/Bond	6.875%	8/15/25	50,650	64,294
United States Treasury Note/Bond	6.000%	2/15/26	1,175	1,375
United States Treasury Note/Bond	6.750%	8/15/26	375	473
United States Treasury Note/Bond	6.500%	11/15/26	8,425	10,390
United States Treasury Note/Bond	6.625%	2/15/27	79,150	98,876
United States Treasury Note/Bond	6.375%	8/15/27	9,600	11,726
United States Treasury Note/Bond	6.125%	11/15/27	6,050	7,209
United States Treasury Note/Bond	5.500%	8/15/28	4,775	5,323
United States Treasury Note/Bond	5.250%	11/15/28	650	705
United States Treasury Note/Bond	5.250%	2/15/29	25,175	27,287
United States Treasury Note/Bond	6.125%	8/15/29	37,250	44,741
United States Treasury Note/Bond	6.250%	5/15/30	25,450	31,109
United States Treasury Note/Bond	5.375%	2/15/31	31,975	35,352
United States Treasury Note/Bond	4.500%	2/15/36	35,675	35,162
United States Treasury Note/Bond	4.750%	2/15/37	204,100	208,725
United States Treasury Note/Bond	5.000%	5/15/37	44,600	47,401
United States Treasury Note/Bond	4.375%	2/15/38	32,475	31,201
United States Treasury Note/Bond	4.250%	5/15/39	76,550	71,861
United States Treasury Note/Bond	4.500%	8/15/39	76,326	74,668
				8,735,985

11

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Agency Bonds and Notes (7.4%)
1	American Express Bank FSB	3.150%	12/9/11	5,625	5,820
1	Bank of America Corp.	2.100%	4/30/12	17,050	17,244
1	Bank of America Corp.	3.125%	6/15/12	8,950	9,289
1	Bank of America Corp.	2.375%	6/22/12	1,725	1,758
1	Bank of America NA	1.700%	12/23/10	4,225	4,267
1	Bank of the West	2.150%	3/27/12	3,500	3,548
1	Citibank NA	1.625%	3/30/11	2,125	2,144
1	Citibank NA	1.500%	7/12/11	2,500	2,514
1	Citibank NA	1.375%	8/10/11	3,500	3,514
1	Citibank NA	1.250%	9/22/11	2,025	2,027
1	Citibank NA	1.875%	5/7/12	6,375	6,421
1	Citibank NA	1.750%	12/28/12	15,950	15,855
1	Citigroup Funding Inc.	1.375%	5/5/11	9,875	9,930
1	Citigroup Funding Inc.	2.000%	3/30/12	2,125	2,144
1	Citigroup Funding Inc.	2.125%	7/12/12	3,800	3,837
1	Citigroup Funding Inc.	1.875%	10/22/12	6,563	6,552
1	Citigroup Funding Inc.	2.250%	12/10/12	1,750	1,765
1	Citigroup Inc.	2.875%	12/9/11	6,300	6,483
1	Citigroup Inc.	2.125%	4/30/12	14,975	15,161
	Egypt Government AID Bonds	4.450%	9/15/15	3,725	3,885
2	Federal Farm Credit Bank	4.875%	2/18/11	6,550	6,850
2	Federal Farm Credit Bank	2.625%	4/21/11	4,350	4,452
2	Federal Farm Credit Bank	5.375%	7/18/11	7,650	8,147
2	Federal Farm Credit Bank	3.875%	8/25/11	4,300	4,491
2	Federal Farm Credit Bank	2.000%	1/17/12	6,000	6,078
2	Federal Farm Credit Bank	2.250%	4/24/12	2,075	2,109
2	Federal Farm Credit Bank	2.125%	6/18/12	15,225	15,415
2	Federal Farm Credit Bank	4.500%	10/17/12	4,725	5,060
2	Federal Farm Credit Bank	1.875%	12/7/12	3,525	3,514
2	Federal Farm Credit Bank	3.875%	10/7/13	3,250	3,419
2	Federal Farm Credit Bank	2.625%	4/17/14	3,675	3,666
2	Federal Farm Credit Bank	3.000%	9/22/14	4,150	4,183
2	Federal Farm Credit Bank	4.875%	12/16/15	425	456
2	Federal Farm Credit Bank	5.125%	8/25/16	3,475	3,763
2	Federal Farm Credit Bank	4.875%	1/17/17	2,750	2,927
2	Federal Farm Credit Bank	5.150%	11/15/19	5,325	5,480
2	Federal Home Loan Bank of Chicago	5.625%	6/13/16	825	833
2	Federal Home Loan Banks	2.625%	3/11/11	5,625	5,743
2	Federal Home Loan Banks	1.625%	3/16/11	5,475	5,533
2	Federal Home Loan Banks	1.375%	5/16/11	4,975	5,007
2	Federal Home Loan Banks	3.125%	6/10/11	3,625	3,732
2	Federal Home Loan Banks	3.625%	7/1/11	5,050	5,246
2	Federal Home Loan Banks	1.625%	7/27/11	17,025	17,189
2	Federal Home Loan Banks	5.375%	8/19/11	30,500	32,628
2	Federal Home Loan Banks	3.750%	9/9/11	1,675	1,746
2	Federal Home Loan Banks	3.625%	9/16/11	46,725	48,711
2	Federal Home Loan Banks	4.875%	11/18/11	5,600	5,984
2	Federal Home Loan Banks	1.000%	12/28/11	6,350	6,325
2	Federal Home Loan Banks	1.875%	6/20/12	5,425	5,474
2	Federal Home Loan Banks	1.750%	8/22/12	22,825	22,850
2	Federal Home Loan Banks	1.625%	9/26/12	5,300	5,279
2,3	Federal Home Loan Banks	2.000%	10/5/12	11,430	11,416
2,3	Federal Home Loan Banks	2.000%	11/9/12	19,600	19,503
2	Federal Home Loan Banks	1.750%	12/14/12	6,200	6,158
2	Federal Home Loan Banks	1.500%	1/16/13	26,375	26,037
2	Federal Home Loan Banks	3.375%	2/27/13	3,175	3,308

12

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Home Loan Banks	3.875%	6/14/13	6,650	7,048
2 Federal Home Loan Banks	5.375%	6/14/13	3,850	4,252
2 Federal Home Loan Banks	5.125%	8/14/13	3,400	3,740
2 Federal Home Loan Banks	4.000%	9/6/13	5,075	5,383
2 Federal Home Loan Banks	5.250%	9/13/13	4,450	4,896
2 Federal Home Loan Banks	4.500%	9/16/13	10,675	11,505
2 Federal Home Loan Banks	3.625%	10/18/13	7,950	8,328
2 Federal Home Loan Banks	4.875%	11/27/13	6,475	7,081
2 Federal Home Loan Banks	5.500%	8/13/14	22,075	24,740
2 Federal Home Loan Banks	5.375%	5/18/16	17,850	19,774
2 Federal Home Loan Banks	5.125%	10/19/16	9,725	10,578
2 Federal Home Loan Banks	4.750%	12/16/16	14,525	15,531
2 Federal Home Loan Banks	4.875%	5/17/17	6,775	7,278
2 Federal Home Loan Banks	5.000%	11/17/17	20,675	22,284
2 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,340
2 Federal Home Loan Banks	5.625%	6/11/21	425	466
2 Federal Home Loan Banks	5.375%	8/15/24	400	413
2 Federal Home Loan Banks	5.500%	7/15/36	4,100	4,207
2 Federal Home Loan Mortgage Corp.	4.750%	1/18/11	17,950	18,664
2 Federal Home Loan Mortgage Corp.	3.250%	2/25/11	5,425	5,582
2 Federal Home Loan Mortgage Corp.	5.625%	3/15/11	10,875	11,494
2 Federal Home Loan Mortgage Corp.	5.125%	4/18/11	13,075	13,789
2 Federal Home Loan Mortgage Corp.	1.625%	4/26/11	8,075	8,160
2 Federal Home Loan Mortgage Corp.	6.000%	6/15/11	13,725	14,730
2 Federal Home Loan Mortgage Corp.	3.875%	6/29/11	2,625	2,738
2 Federal Home Loan Mortgage Corp.	5.250%	7/18/11	32,400	34,501
2 Federal Home Loan Mortgage Corp.	5.750%	1/15/12	25,225	27,487
2 Federal Home Loan Mortgage Corp.	2.125%	3/23/12	9,775	9,935
2 Federal Home Loan Mortgage Corp.	1.750%	6/15/12	30,775	30,964
2 Federal Home Loan Mortgage Corp.	5.500%	8/20/12	35,675	39,167
2 Federal Home Loan Mortgage Corp.	2.125%	9/21/12	8,500	8,583
2 Federal Home Loan Mortgage Corp.	4.625%	10/25/12	10,400	11,199
2 Federal Home Loan Mortgage Corp.	4.125%	12/21/12	5,275	5,603
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/13	9,200	9,894
2 Federal Home Loan Mortgage Corp.	3.750%	6/28/13	13,325	14,043
2 Federal Home Loan Mortgage Corp.	4.500%	7/15/13	5,475	5,907
2 Federal Home Loan Mortgage Corp.	4.125%	9/27/13	6,300	6,709
2 Federal Home Loan Mortgage Corp.	4.875%	11/15/13	30,900	33,793
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/14	19,275	20,778
2 Federal Home Loan Mortgage Corp.	2.500%	4/23/14	16,375	16,318
2 Federal Home Loan Mortgage Corp.	5.000%	7/15/14	16,275	17,864
2 Federal Home Loan Mortgage Corp.	3.000%	7/28/14	23,075	23,355
2 Federal Home Loan Mortgage Corp.	0.000%	11/24/14	2,100	1,778
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	3,500	3,761
2 Federal Home Loan Mortgage Corp.	5.050%	1/26/15	700	767
2 Federal Home Loan Mortgage Corp.	4.750%	1/19/16	6,575	7,092
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,545
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	865
2 Federal Home Loan Mortgage Corp.	5.125%	10/18/16	20,700	22,645
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	27,175	29,501
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,424
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	12,886
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	7,025	7,520
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	26,750	26,223
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,625	4,355
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,000	15,922
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	6,700	7,799

13

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal National Mortgage Assn.	6.250%	2/1/11	3,850	4,034
2 Federal National Mortgage Assn.	1.750%	3/23/11	6,950	7,021
2 Federal National Mortgage Assn.	2.750%	4/11/11	12,350	12,642
2 Federal National Mortgage Assn.	5.125%	4/15/11	9,975	10,515
2 Federal National Mortgage Assn.	1.375%	4/28/11	83,800	84,371
2 Federal National Mortgage Assn.	6.000%	5/15/11	12,500	13,365
2 Federal National Mortgage Assn.	3.375%	5/19/11	10,875	11,241
2 Federal National Mortgage Assn.	5.000%	10/15/11	20,000	21,355
2 Federal National Mortgage Assn.	1.000%	11/23/11	1,775	1,769
2 Federal National Mortgage Assn.	2.000%	1/9/12	11,400	11,571
2 Federal National Mortgage Assn.	0.875%	1/12/12	8,900	8,838
2 Federal National Mortgage Assn.	5.000%	2/16/12	10,875	11,711
2 Federal National Mortgage Assn.	6.125%	3/15/12	19,075	21,038
2 Federal National Mortgage Assn.	1.875%	4/20/12	32,275	32,588
2 Federal National Mortgage Assn.	4.875%	5/18/12	10,225	11,028
2 Federal National Mortgage Assn.	5.250%	8/1/12	2,425	2,595
2 Federal National Mortgage Assn.	1.750%	8/10/12	39,075	39,138
2 Federal National Mortgage Assn.	4.375%	9/15/12	11,975	12,801
2 Federal National Mortgage Assn.	3.625%	2/12/13	5,350	5,614
2 Federal National Mortgage Assn.	4.750%	2/21/13	2,525	2,729
2 Federal National Mortgage Assn.	4.375%	3/15/13	4,200	4,506
2 Federal National Mortgage Assn.	4.625%	5/1/13	8,650	9,092
2 Federal National Mortgage Assn.	3.875%	7/12/13	6,050	6,397
2 Federal National Mortgage Assn.	4.625%	10/15/13	19,225	20,837
2 Federal National Mortgage Assn.	2.875%	12/11/13	28,075	28,630
2 Federal National Mortgage Assn.	5.125%	1/2/14	1,175	1,237
2 Federal National Mortgage Assn.	2.750%	2/5/14	6,550	6,607
2 Federal National Mortgage Assn.	2.750%	3/13/14	7,475	7,535
2 Federal National Mortgage Assn.	4.125%	4/15/14	8,225	8,738
2 Federal National Mortgage Assn.	2.500%	5/15/14	28,825	28,700
2 Federal National Mortgage Assn.	3.000%	9/16/14	6,200	6,266
2 Federal National Mortgage Assn.	4.625%	10/15/14	22,100	23,876
2 Federal National Mortgage Assn.	2.625%	11/20/14	18,775	18,587
2 Federal National Mortgage Assn.	5.000%	4/15/15	5,450	5,977
2 Federal National Mortgage Assn.	4.375%	10/15/15	4,325	4,587
2 Federal National Mortgage Assn.	5.375%	7/15/16	4,325	4,796
2 Federal National Mortgage Assn.	5.250%	9/15/16	25,775	28,391
2 Federal National Mortgage Assn.	4.875%	12/15/16	4,000	4,320
2 Federal National Mortgage Assn.	5.000%	2/13/17	28,600	31,027
2 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,215
2 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,098
2 Federal National Mortgage Assn.	0.000%	10/9/19	625	345
2 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	6,392
2 Federal National Mortgage Assn.	7.125%	1/15/30	7,925	10,023
2 Federal National Mortgage Assn.	7.250%	5/15/30	10,200	13,072
2 Federal National Mortgage Assn.	6.625%	11/15/30	1,900	2,290
2 Federal National Mortgage Assn.	5.625%	7/15/37	3,625	3,819
2 Financing Corp. Fico	9.800%	4/6/18	850	1,161
2 Financing Corp. Fico	10.350%	8/3/18	100	144
2 Financing Corp. Fico	9.650%	11/2/18	2,375	3,324
2 Financing Corp. Fico	9.700%	4/5/19	425	599
1 General Electric Capital Corp.	1.625%	1/7/11	8,300	8,376
1 General Electric Capital Corp.	1.800%	3/11/11	300	303
1 General Electric Capital Corp.	3.000%	12/9/11	15,625	16,113
1 General Electric Capital Corp.	2.250%	3/12/12	15,125	15,375
1 General Electric Capital Corp.	2.200%	6/8/12	11,275	11,428
1 General Electric Capital Corp.	2.125%	12/21/12	5,975	6,006
14

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	General Electric Capital Corp.	2.625%	12/28/12	4,450	4,536
1	GMAC Inc.	2.200%	12/19/12	5,725	5,766
1	Goldman Sachs Group Inc.	1.700%	3/15/11	1,950	1,971
1	Goldman Sachs Group Inc.	1.625%	7/15/11	3,675	3,708
1	Goldman Sachs Group Inc.	2.150%	3/15/12	2,525	2,563
1	Goldman Sachs Group Inc.	3.250%	6/15/12	7,925	8,243
1	HSBC USA Inc.	3.125%	12/16/11	5,650	5,850
	Israel Government AID Bond	5.500%	9/18/23	1,425	1,519
	Israel Government AID Bond	5.500%	12/4/23	1,050	1,115
	Israel Government AID Bond	5.500%	4/26/24	4,450	4,726
1	JPMorgan Chase & Co.	1.650%	2/23/11	7,025	7,100
1	JPMorgan Chase & Co.	3.125%	12/1/11	9,175	9,483
1	JPMorgan Chase & Co.	2.200%	6/15/12	6,200	6,294
1	JPMorgan Chase & Co.	2.125%	6/22/12	5,150	5,225
1	JPMorgan Chase & Co.	2.125%	12/26/12	9,000	9,054
1	Morgan Stanley	2.900%	12/1/10	3,825	3,904
1	Morgan Stanley	3.250%	12/1/11	10,050	10,425
1	Morgan Stanley	2.250%	3/13/12	7,600	7,726
1	Morgan Stanley	1.950%	6/20/12	8,900	8,980
1	PNC Funding Corp.	2.300%	6/22/12	5,850	5,948
	Private Export Funding Corp.	3.050%	10/15/14	4,000	3,976
	Private Export Funding Corp.	4.375%	3/15/19	2,100	2,075
	Private Export Funding Corp.	4.300%	12/15/21	1,000	937
1	Regions Bank	2.750%	12/10/10	100	102
1	Regions Bank	3.250%	12/9/11	27,150	28,143
	Resolution Funding Corp.	8.125%	10/15/19	100	128
	Resolution Funding Corp.	8.875%	7/15/20	100	134
1	Sovereign Bank	2.750%	1/17/12	2,600	2,669
1	State Street Corp.	2.150%	4/30/12	200	202
2	Tennessee Valley Authority	5.625%	1/18/11	2,350	2,470
2	Tennessee Valley Authority	5.500%	7/18/17	6,400	7,035
2	Tennessee Valley Authority	4.500%	4/1/18	2,050	2,107
2	Tennessee Valley Authority	6.750%	11/1/25	550	631
2	Tennessee Valley Authority	7.125%	5/1/30	8,975	11,016
2	Tennessee Valley Authority	4.650%	6/15/35	1,425	1,261
2	Tennessee Valley Authority	5.500%	6/15/38	850	846
2	Tennessee Valley Authority	5.250%	9/15/39	1,950	1,920
2	Tennessee Valley Authority	4.875%	1/15/48	2,075	1,859
2	Tennessee Valley Authority	5.375%	4/1/56	2,475	2,441
1	US Central Federal Credit Union	1.900%	10/19/12	3,450	3,452
1	Wells Fargo & Co.	3.000%	12/9/11	9,625	9,924
1	Wells Fargo & Co.	2.125%	6/15/12	2,925	2,965
1	Western Corporate Federal Credit Union	1.750%	11/2/12	1,750	1,741
					2,037,377
Conventional Mortgage-Backed Securities (31.8%)
2,3	Fannie Mae Pool	4.000%	9/1/10–1/1/40	229,840	228,713
2,3	Fannie Mae Pool	4.500%	2/1/10–1/1/40	559,285	571,776
2,3	Fannie Mae Pool	5.000%	4/1/10–1/1/40	1,053,267	1,091,295
2,3	Fannie Mae Pool	5.500%	11/1/16–1/1/40	1,255,099	1,320,154
2,3	Fannie Mae Pool	6.000%	2/1/14–1/1/40	835,017	888,981
2,3	Fannie Mae Pool	6.500%	4/1/16–1/1/39	226,724	243,760
2,3	Fannie Mae Pool	7.000%	11/1/18–12/1/38	88,303	96,877
2,3	Fannie Mae Pool	7.500%	1/1/31–12/1/32	893	986
2,3	Fannie Mae Pool	8.000%	12/1/29	86	96
2,3	Freddie Mac Gold Pool	4.000%	1/1/10–1/1/40	147,193	147,206
2,3	Freddie Mac Gold Pool	4.500%	3/1/10–1/1/40	406,879	414,489
2,3	Freddie Mac Gold Pool	5.000%	4/1/11–1/1/40	684,739	707,886

15

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Gold Pool	5.500%	12/1/13–1/1/40	752,473	791,108
2,3	Freddie Mac Gold Pool	6.000%	4/1/13–1/1/40	521,453	555,223
2,3	Freddie Mac Gold Pool	6.500%	6/1/13–4/1/39	196,118	211,244
2,3	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/37	29,069	31,790
2,3	Freddie Mac Gold Pool	7.500%	6/1/27–2/1/32	363	400
2,3	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	466	513
2,3	Freddie Mac Gold Pool	8.500%	6/1/25	82	91
3	Ginnie Mae I Pool	4.000%	8/15/18–8/15/39	25,712	24,893
3	Ginnie Mae I Pool	4.500%	6/15/18–1/1/40	241,040	241,486
3	Ginnie Mae I Pool	5.000%	12/15/17–1/1/40	273,982	282,401
3	Ginnie Mae I Pool	5.500%	4/15/17–1/1/40	259,779	272,866
3	Ginnie Mae I Pool	6.000%	4/15/17–1/1/40	206,281	218,555
3	Ginnie Mae I Pool	6.500%	7/15/24–12/15/38	55,841	59,734
3	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	2,772	3,044
3	Ginnie Mae I Pool	7.500%	12/15/23	87	96
3	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	176	193
3	Ginnie Mae I Pool	9.000% 11/15/17–12/15/17		240	261
3	Ginnie Mae II Pool	4.500%	1/20/35–12/20/39	23,043	23,096
3	Ginnie Mae II Pool	5.000%	12/20/32–1/1/40	58,562	60,277
3	Ginnie Mae II Pool	5.500%	11/20/34–8/20/39	105,769	111,019
3	Ginnie Mae II Pool	6.000%	3/20/31–1/20/39	101,564	107,581
3	Ginnie Mae II Pool	6.500%	3/20/31–12/20/37	31,342	33,431
3	Ginnie Mae II Pool	7.000%	8/20/34–4/20/38	1,155	1,267
					8,742,788
Nonconventional Mortgage-Backed Securities (1.4%)
2,3	Fannie Mae Pool	2.701%	12/1/34	3,743	3,801
2,3	Fannie Mae Pool	2.799%	10/1/34	3,153	3,228
2,3	Fannie Mae Pool	2.808%	11/1/34	2,310	2,349
2,3	Fannie Mae Pool	3.126%	9/1/34	935	957
2,3	Fannie Mae Pool	3.973%	7/1/35	3,614	3,723
2,3	Fannie Mae Pool	4.132%	5/1/34	1,809	1,873
2,3	Fannie Mae Pool	4.413%	8/1/35	5,746	5,939
2,3	Fannie Mae Pool	4.421%	7/1/35	1,961	2,026
2,3	Fannie Mae Pool	4.485%	4/1/37	5,047	5,254
2,3	Fannie Mae Pool	4.498%	1/1/35	2,520	2,575
2,3	Fannie Mae Pool	4.505%	10/1/36	2,583	2,673
2,3	Fannie Mae Pool	4.508%	4/1/36	6,906	7,133
2,3	Fannie Mae Pool	4.549%	11/1/34	5,991	6,236
2,3	Fannie Mae Pool	4.605%	12/1/35	4,324	4,508
2,3	Fannie Mae Pool	4.610%	8/1/35	3,795	3,946
2,3	Fannie Mae Pool	4.613%	11/1/33	1,749	1,811
2,3	Fannie Mae Pool	4.629%	9/1/34	1,691	1,758
2,3	Fannie Mae Pool	4.721%	8/1/35	2,237	2,341
2,3	Fannie Mae Pool	4.766%	5/1/35	2,101	2,179
2,3	Fannie Mae Pool	4.784%	6/1/34	2,134	2,221
2,3	Fannie Mae Pool	4.852%	9/1/35	3,249	3,402
2,3	Fannie Mae Pool	4.866%	7/1/35	3,783	3,907
2,3	Fannie Mae Pool	4.938%	7/1/38	1,271	1,330
2,3	Fannie Mae Pool	4.952%	11/1/34	805	839
2,3	Fannie Mae Pool	4.959%	7/1/35	1,562	1,626
2,3	Fannie Mae Pool	4.966%	10/1/35	5,874	6,132
2,3	Fannie Mae Pool	4.992%	11/1/33	962	1,008
2,3	Fannie Mae Pool	5.015%	12/1/33	1,236	1,297
2,3	Fannie Mae Pool	5.035%	2/1/36	2,344	2,444
2,3	Fannie Mae Pool	5.039%	11/1/35	6,514	6,776
2,3	Fannie Mae Pool	5.062%	8/1/37	8,141	8,518
2,3	Fannie Mae Pool	5.075%	12/1/35	3,512	3,686

16

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	5.109%	1/1/36	2,715	2,837
2,3	Fannie Mae Pool	5.128%	12/1/35	6,667	6,976
2,3	Fannie Mae Pool	5.142%	3/1/38	3,226	3,367
2,3	Fannie Mae Pool	5.186%	3/1/37	3,699	3,875
2,3	Fannie Mae Pool	5.204%	8/1/38	333	346
2,3	Fannie Mae Pool	5.301%	7/1/38	457	475
2,3	Fannie Mae Pool	5.347%	12/1/35	2,516	2,627
2,3	Fannie Mae Pool	5.396%	2/1/36	2,935	3,062
2,3	Fannie Mae Pool	5.450%	2/1/36	4,450	4,650
2,3	Fannie Mae Pool	5.495%	5/1/37	1,856	1,908
2,3	Fannie Mae Pool	5.509%	4/1/37	330	347
2,3	Fannie Mae Pool	5.547%	1/1/37	3,753	3,954
2,3	Fannie Mae Pool	5.614%	5/1/36	1,087	1,144
2,3	Fannie Mae Pool	5.617%	7/1/36	2,629	2,746
2,3	Fannie Mae Pool	5.645%	3/1/37	3,199	3,370
2,3	Fannie Mae Pool	5.647%	6/1/37	1,913	2,003
2,3	Fannie Mae Pool	5.665%	6/1/36	3,308	3,492
2,3	Fannie Mae Pool	5.675%	3/1/37	3,028	3,191
2,3	Fannie Mae Pool	5.676%	2/1/37	3,112	3,266
2,3	Fannie Mae Pool	5.686%	2/1/37	5,708	6,024
2,3	Fannie Mae Pool	5.710%	9/1/36	1,700	1,783
2,3	Fannie Mae Pool	5.729%	3/1/37	10,224	10,799
2,3	Fannie Mae Pool	5.756%	1/1/36	2,040	2,162
2,3	Fannie Mae Pool	5.756%	4/1/37	6,536	6,858
2,3	Fannie Mae Pool	5.756%	12/1/37	6,183	6,510
2,3	Fannie Mae Pool	5.764%	4/1/36	3,835	4,050
2,3	Fannie Mae Pool	5.793%	4/1/37	5,211	5,495
2,3	Fannie Mae Pool	5.838%	9/1/36	3,071	3,226
2,3	Fannie Mae Pool	5.893%	11/1/36	3,504	3,707
2,3	Fannie Mae Pool	5.999%	10/1/37	4,762	5,030
2,3	Fannie Mae Pool	6.011%	4/1/36	2,602	2,751
2,3	Fannie Mae Pool	6.045%	6/1/36	604	640
2,3	Fannie Mae Pool	6.062%	8/1/37	3,747	3,918
2,3	Fannie Mae Pool	6.499%	9/1/37	5,004	5,309
2,3	Freddie Mac Non Gold Pool	2.691%	12/1/34	3,510	3,567
2,3	Freddie Mac Non Gold Pool	3.072%	9/1/34	1,878	1,935
2,3	Freddie Mac Non Gold Pool	3.160%	12/1/34	1,911	1,978
2,3	Freddie Mac Non Gold Pool	3.448%	12/1/36	2,179	2,250
2,3	Freddie Mac Non Gold Pool	4.168%	4/1/35	116	118
2,3	Freddie Mac Non Gold Pool	4.358%	1/1/35	213	219
2,3	Freddie Mac Non Gold Pool	4.590%	4/1/35	2,688	2,764
2,3	Freddie Mac Non Gold Pool	4.594%	11/1/34	3,138	3,261
2,3	Freddie Mac Non Gold Pool	4.660%	7/1/35	2,560	2,653
2,3	Freddie Mac Non Gold Pool	4.688%	12/1/35	3,381	3,527
2,3	Freddie Mac Non Gold Pool	4.693%	6/1/37	2,630	2,722
2,3	Freddie Mac Non Gold Pool	4.738%	3/1/36	3,754	3,872
2,3	Freddie Mac Non Gold Pool	4.766%	1/1/37	2,057	2,148
2,3	Freddie Mac Non Gold Pool	4.789%	7/1/35	6,073	6,288
2,3	Freddie Mac Non Gold Pool	5.024%	5/1/35	3,388	3,525
2,3	Freddie Mac Non Gold Pool	5.044%	7/1/38	2,805	2,936
2,3	Freddie Mac Non Gold Pool	5.260%	3/1/37	2,516	2,571
2,3	Freddie Mac Non Gold Pool	5.287%	3/1/36	4,264	4,461
2,3	Freddie Mac Non Gold Pool	5.291%	3/1/38	3,807	3,981
2,3	Freddie Mac Non Gold Pool	5.329%	12/1/35	3,026	3,173
2,3	Freddie Mac Non Gold Pool	5.428%	3/1/37	2,484	2,611
2,3	Freddie Mac Non Gold Pool	5.435%	4/1/37	5,284	5,554
2,3	Freddie Mac Non Gold Pool	5.502%	2/1/36	2,850	2,970

17

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2,3	Freddie Mac Non Gold Pool	5.568%	5/1/36	5,239	5,474
2,3	Freddie Mac Non Gold Pool	5.582%	4/1/37	4,140	4,339
2,3	Freddie Mac Non Gold Pool	5.598%	7/1/36	2,274	2,384
2,3	Freddie Mac Non Gold Pool	5.656%	12/1/36	4,182	4,406
2,3	Freddie Mac Non Gold Pool	5.683%	3/1/37	253	267
2,3	Freddie Mac Non Gold Pool	5.711%	11/1/36	1,861	1,951
2,3	Freddie Mac Non Gold Pool	5.714%	9/1/36	7,646	8,069
2,3	Freddie Mac Non Gold Pool	5.749%	4/1/37	8,865	9,244
2,3	Freddie Mac Non Gold Pool	5.770%	5/1/36	3,868	4,051
2,3	Freddie Mac Non Gold Pool	5.772%	3/1/37	1,780	1,880
2,3	Freddie Mac Non Gold Pool	5.796%	6/1/37	5,837	6,163
2,3	Freddie Mac Non Gold Pool	5.797%	3/1/37	600	630
2,3	Freddie Mac Non Gold Pool	5.824%	10/1/37	5,904	6,221
2,3	Freddie Mac Non Gold Pool	5.861%	6/1/37	3,651	3,862
2,3	Freddie Mac Non Gold Pool	5.878%	12/1/36	2,722	2,881
2,3	Freddie Mac Non Gold Pool	5.892%	5/1/37	7,069	7,458
2,3	Freddie Mac Non Gold Pool	5.934%	1/1/37	1,624	1,721
2,3	Freddie Mac Non Gold Pool	5.973%	10/1/37	1,516	1,608
2,3	Freddie Mac Non Gold Pool	6.055%	3/1/37	228	242
2,3	Freddie Mac Non Gold Pool	6.064%	8/1/37	5,115	5,406
2,3	Freddie Mac Non Gold Pool	6.097%	12/1/36	3,323	3,518
2,3	Freddie Mac Non Gold Pool	6.102%	3/1/37	152	159
2,3	Freddie Mac Non Gold Pool	6.105%	8/1/37	1,760	1,862
2,3	Freddie Mac Non Gold Pool	6.201%	6/1/37	3,071	3,220
2,3	Freddie Mac Non Gold Pool	6.480%	2/1/37	3,839	4,099
3	Ginnie Mae II Pool	4.375%	6/20/29	81	83
					389,676
Total U.S. Government and Agency Obligations (Cost $19,923,812)					19,905,826
Asset-Backed/Commercial Mortgage-Backed Securities (3.5%)
4	BA Covered Bond Issuer	5.500%	6/14/12	4,950	5,183
3	BA Credit Card Trust	4.720%	5/15/13	2,325	2,389
3	Banc of America Commercial Mortgage Inc.	5.787%	5/11/35	3,878	3,938
3	Banc of America Commercial Mortgage Inc.	6.503%	4/15/36	2,984	3,086
3	Banc of America Commercial Mortgage Inc.	4.050%	11/10/38	1,928	1,917
3	Banc of America Commercial Mortgage Inc.	4.153%	11/10/38	1,400	1,370
3,5	Banc of America Commercial Mortgage Inc.	5.398%	6/10/39	8,617	8,634
3	Banc of America Commercial Mortgage Inc.	4.877%	7/10/42	15,200	14,486
3,5	Banc of America Commercial Mortgage Inc.	5.142%	11/10/42	720	725
3	Banc of America Commercial Mortgage Inc.	4.727%	7/10/43	2,825	2,357
3	Banc of America Commercial Mortgage Inc.	5.118%	7/11/43	4,000	4,117
3	Banc of America Commercial Mortgage Inc.	5.372%	9/10/45	6,800	6,422
3,5	Banc of America Commercial Mortgage Inc.	5.421%	9/10/45	40	31
3	Banc of America Commercial Mortgage Inc.	5.115%	10/10/45	6,425	6,197
3,5	Banc of America Commercial Mortgage Inc.	5.120%	10/10/45	1,125	1,100
3,5	Banc of America Commercial Mortgage Inc.	5.176%	10/10/45	120	99
3	Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	6,725	6,254
3	Banc of America Commercial Mortgage Inc.	5.675%	7/10/46	2,110	1,660
3,5	Banc of America Commercial Mortgage Inc.	5.179%	9/10/47	500	440
3	Banc of America Commercial Mortgage Inc.	5.414%	9/10/47	4,955	4,614
3	Banc of America Commercial Mortgage Inc.	5.448%	9/10/47	775	618
3,5	Banc of America Commercial Mortgage Inc.	6.166%	2/10/51	8,375	7,503
3	Bear Stearns Commercial Mortgage Securities	5.610%	11/15/33	3,650	3,774
3	Bear Stearns Commercial Mortgage Securities	5.462%	4/12/38	6,600	6,558
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	325	327
3,5	Bear Stearns Commercial Mortgage Securities	5.463%	4/12/38	1,500	1,144
3	Bear Stearns Commercial Mortgage Securities	4.830%	8/15/38	4,500	4,622

18

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Bear Stearns Commercial Mortgage Securities	5.758%	9/11/38	1,000	801
3	Bear Stearns Commercial Mortgage Securities	5.455%	3/11/39	12,725	12,368
3	Bear Stearns Commercial Mortgage Securities	4.680%	8/13/39	8,650	8,595
3	Bear Stearns Commercial Mortgage Securities	4.740%	3/13/40	2,275	2,339
3	Bear Stearns Commercial Mortgage Securities	5.666%	6/11/40	10,125	10,209
3	Bear Stearns Commercial Mortgage Securities	5.405%	12/11/40	645	623
3	Bear Stearns Commercial Mortgage Securities	5.582%	9/11/41	1,125	902
3	Bear Stearns Commercial Mortgage Securities	4.521%	11/11/41	1,400	1,403
3	Bear Stearns Commercial Mortgage Securities	5.742%	9/11/42	7,295	6,917
3	Bear Stearns Commercial Mortgage Securities	5.793%	9/11/42	1,825	1,735
3	Bear Stearns Commercial Mortgage Securities	5.127%	10/12/42	3,375	3,372
3	Bear Stearns Commercial Mortgage Securities	5.149%	10/12/42	725	719
3,5	Bear Stearns Commercial Mortgage Securities	5.513%	1/12/45	2,475	2,003
3	Bear Stearns Commercial Mortgage Securities	5.613%	6/11/50	3,450	3,442
3	Bear Stearns Commercial Mortgage Securities	5.694%	6/11/50	17,325	14,706
3	Bear Stearns Commercial Mortgage Securities	5.700%	6/11/50	4,340	3,704
3,5	Bear Stearns Commercial Mortgage Securities	5.915%	6/11/50	2,625	1,918
3	Capital Auto Receivables Asset Trust	4.680%	10/15/12	6,125	6,329
3	Capital One Multi-Asset Execution Trust	5.300%	2/18/14	2,150	2,248
3	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	12,975	13,465
3	Capital One Multi-Asset Execution Trust	5.750%	7/15/20	1,640	1,780
3	CDC Commercial Mortgage Trust	5.676%	11/15/30	6,225	6,416
3	Chase Commercial Mortgage Securities Corp.	7.757%	4/15/32	106	106
3	Chase Issuance Trust	4.650%	12/17/12	9,275	9,532
3	Chase Issuance Trust	4.650%	3/15/15	11,375	12,082
3	Chase Issuance Trust	5.400%	7/15/15	3,325	3,616
3	CIT Group Home Equity Loan Trust	6.200%	2/25/30	279	250
3	Citibank Credit Card Issuance Trust	5.450%	5/10/13	1,225	1,290
3	Citibank Credit Card Issuance Trust	4.900%	6/23/16	7,575	8,163
3	Citibank Credit Card Issuance Trust	4.850%	3/10/17	1,155	1,219
3	Citibank Credit Card Issuance Trust	4.150%	7/7/17	1,225	1,236
3	Citibank Credit Card Issuance Trust	5.650%	9/20/19	1,200	1,295
3	Citigroup Commercial Mortgage Trust	4.623%	10/15/41	1,125	1,126
3	Citigroup Commercial Mortgage Trust	4.830%	5/15/43	375	321
3,5	Citigroup Commercial Mortgage Trust	5.725%	3/15/49	5,112	4,861
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	1,875	1,261
3,5	Citigroup Commercial Mortgage Trust	5.700%	12/10/49	3,225	2,776
3,5	Citigroup Commercial Mortgage Trust	6.092%	12/10/49	1,335	1,016
3,5	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	2,475	2,144
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.224%	7/15/44	10,175	10,139
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	6,780	5,984
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	3,150	2,410
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	7,925	7,944
3	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	5,650	4,840
3,4	Commercial Mortgage Lease-Backed Certificates	6.746%	6/20/31	3,065	3,216
3	Commercial Mortgage Pass Through Certificates	4.084%	6/10/38	1,900	1,878
3	Commercial Mortgage Pass Through Certificates	5.116%	6/10/44	8,075	7,659
3	Commercial Mortgage Pass Through Certificates	5.767%	6/10/46	6,400	6,301
3	Commercial Mortgage Pass Through Certificates	5.248%	12/10/46	1,075	1,081
3,5	Commercial Mortgage Pass Through Certificates	5.816%	12/10/49	5,925	5,381

19

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Countrywide Home Loan
	Mortgage Pass Through Trust	4.065%	5/25/33	1,143	983
3	Credit Suisse First Boston
	Mortgage Securities Corp.	6.380%	12/18/35	889	909
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	5,180	5,026
3	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	325	239
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	3,800	3,752
3	Credit Suisse First Boston
	Mortgage Securities Corp.	3.936%	5/15/38	3,975	3,918
3,5	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	670	563
3	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	11,325	10,905
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	8,550	7,376
3	Credit Suisse Mortgage Capital Certificates	5.825%	6/15/38	350	275
3	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	15,575	15,157
3,5	Credit Suisse Mortgage Capital Certificates	5.548%	2/15/39	2,800	2,288
3,5	Credit Suisse Mortgage Capital Certificates	5.723%	6/15/39	11,150	8,939
3	Credit Suisse Mortgage Capital Certificates	5.509%	9/15/39	550	304
3	Credit Suisse Mortgage Capital Certificates	5.311%	12/15/39	12,575	10,367
3	Credit Suisse Mortgage Capital Certificates	5.343%	12/15/39	930	648
3	Credit Suisse Mortgage Capital Certificates	5.383%	2/15/40	2,250	1,858
3,5	CW Capital Cobalt Ltd.	5.820%	5/15/46	8,100	6,383
3,5	CW Capital Cobalt Ltd.	5.484%	4/15/47	525	418
3	Daimler Chrysler Auto Trust	3.700%	6/8/12	2,855	2,892
3	Discover Card Master Trust	5.100%	10/15/13	225	235
3	Discover Card Master Trust	5.650%	12/15/15	7,975	8,640
3	Discover Card Master Trust	5.650%	3/16/20	2,500	2,664
3	Fifth Third Auto Trust	4.070%	1/17/12	5,275	5,339
3,5	First Union Commercial Mortgage Trust	6.638%	10/15/35	2,940	2,963
3	First Union National Bank Commercial Mortgage	6.223%	12/12/33	4,350	4,547
3	Ford Credit Auto Owner Trust	4.370%	10/15/12	5,525	5,726
3	Ford Credit Auto Owner Trust	2.420%	11/15/14	1,875	1,842
3	GE Capital Commercial Mortgage Corp.	6.531%	5/15/33	3,700	3,835
3	GE Capital Commercial Mortgage Corp.	6.290%	8/11/33	625	649
3	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	136	137
3	GE Capital Commercial Mortgage Corp.	6.269%	12/10/35	3,050	3,240
3	GE Capital Commercial Mortgage Corp.	5.145%	7/10/37	325	331
3	GE Capital Commercial Mortgage Corp.	4.996%	12/10/37	4,325	4,424
3,5	GE Capital Commercial Mortgage Corp.	5.336%	3/10/44	10,975	10,392
3,5	GE Capital Commercial Mortgage Corp.	5.334%	11/10/45	2,725	2,248
3	GMAC Commercial Mortgage Securities Inc.	7.455%	8/16/33	2,104	2,137
3	GMAC Commercial Mortgage Securities Inc.	6.465%	4/15/34	2,875	2,962
3	GMAC Commercial Mortgage Securities Inc.	6.700%	4/15/34	3,543	3,682
3	GMAC Commercial Mortgage Securities Inc.	4.908%	3/10/38	525	512
3	GMAC Commercial Mortgage Securities Inc.	4.646%	4/10/40	1,525	1,548
3	GMAC Commercial Mortgage Securities Inc.	4.864%	12/10/41	1,825	1,790
3	GMAC Commercial Mortgage Securities Inc.	4.754%	5/10/43	575	499
3	Greenwich Capital Commercial Funding Corp.	4.948%	1/11/35	2,375	2,433
3	Greenwich Capital Commercial Funding Corp.	4.533%	1/5/36	950	960
3	Greenwich Capital Commercial Funding Corp.	4.915%	1/5/36	3,375	3,395
3	Greenwich Capital Commercial Funding Corp.	5.317%	6/10/36	4,875	4,945
3	Greenwich Capital Commercial Funding Corp.	5.117%	4/10/37	2,025	2,039
3	Greenwich Capital Commercial Funding Corp.	5.224%	4/10/37	8,540	7,993

20

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Greenwich Capital Commercial Funding Corp.	5.277%	4/10/37	1,900	1,599
3,5	Greenwich Capital Commercial Funding Corp.	5.918%	7/10/38	1,175	939
3	Greenwich Capital Commercial Funding Corp.	5.475%	3/10/39	575	410
3	Greenwich Capital Commercial Funding Corp.	4.799%	8/10/42	7,650	7,088
3	GS Mortgage Securities Corp. II	5.506%	4/10/38	5,525	5,586
3,5	GS Mortgage Securities Corp. II	5.553%	4/10/38	3,025	2,757
3,5	GS Mortgage Securities Corp. II	5.622%	4/10/38	1,725	1,376
3	GS Mortgage Securities Corp. II	5.396%	8/10/38	10,375	9,819
3	GS Mortgage Securities Corp. II	4.608%	1/10/40	4,325	4,318
3	Harley-Davidson Motorcycle Trust	5.210%	6/17/13	3,625	3,732
3	Honda Auto Receivables Owner Trust	4.880%	9/18/14	2,675	2,816
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.260%	3/15/33	4,203	4,288
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	2,875	2,951
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.985%	1/12/37	3,275	3,367
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.255%	7/12/37	425	438
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.376%	7/12/37	2,750	2,826
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	4,750	4,777
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.948%	9/12/37	275	218
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	4,275	4,066
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.377%	6/12/41	7,750	7,802
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	1,075	840
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.321%	1/12/43	40	31
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.160%	4/15/43	3,873	3,893
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.475%	4/15/43	1,295	1,243
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.444%	12/12/44	1,100	848
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.221%	12/15/44	1,095	955
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.874%	4/15/45	9,075	8,645
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.875%	4/15/45	635	488
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	2,500	2,041
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	1,720	1,417
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	2,025	2,024
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.803%	6/15/49	3,850	3,864
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.818%	6/15/49	5,075	4,512
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	9,300	7,896

21

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	3,075	3,064
3,5	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.882%	2/15/51	7,600	6,511
3,5	LB Commercial Conduit Mortgage Trust	5.950%	7/15/44	3,495	2,379
3	LB-UBS Commercial Mortgage Trust	5.386%	6/15/26	446	458
3	LB-UBS Commercial Mortgage Trust	7.370%	8/15/26	3,363	3,412
3	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	6,195	5,977
3	LB-UBS Commercial Mortgage Trust	4.742%	2/15/30	2,850	2,766
3	LB-UBS Commercial Mortgage Trust	4.553%	7/15/30	366	368
3	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	5,705	5,547
3	LB-UBS Commercial Mortgage Trust	6.133%	12/15/30	1,800	1,878
3	LB-UBS Commercial Mortgage Trust	5.217%	2/15/31	925	778
3	LB-UBS Commercial Mortgage Trust	4.853%	9/15/31	5,950	6,059
3	LB-UBS Commercial Mortgage Trust	4.960%	12/15/31	2,375	2,418
3	LB-UBS Commercial Mortgage Trust	4.166%	5/15/32	2,605	2,577
3	LB-UBS Commercial Mortgage Trust	4.931%	9/15/35	5,900	5,971
3,5	LB-UBS Commercial Mortgage Trust	5.661%	3/15/39	8,600	8,143
3	LB-UBS Commercial Mortgage Trust	5.413%	9/15/39	425	323
3	LB-UBS Commercial Mortgage Trust	5.424%	2/15/40	1,200	998
3	LB-UBS Commercial Mortgage Trust	5.430%	2/15/40	6,000	5,119
3	LB-UBS Commercial Mortgage Trust	5.455%	2/15/40	1,700	1,122
3,5	LB-UBS Commercial Mortgage Trust	5.493%	2/15/40	1,305	888
3,5	LB-UBS Commercial Mortgage Trust	5.263%	11/15/40	245	214
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	1,970	1,443
3,5	LB-UBS Commercial Mortgage Trust	6.149%	4/15/41	8,650	8,308
3	LB-UBS Commercial Mortgage Trust	5.866%	9/15/45	8,490	7,228
3	MBNA Master Credit Card Trust	7.800%	10/15/12	200	205
3	Merrill Lynch Mortgage Trust	5.236%	11/12/35	4,150	4,158
3	Merrill Lynch Mortgage Trust	5.107%	7/12/38	50	42
3	Merrill Lynch Mortgage Trust	5.655%	5/12/39	4,100	3,860
3,5	Merrill Lynch Mortgage Trust	5.656%	5/12/39	625	482
3	Merrill Lynch Mortgage Trust	5.782%	8/12/43	1,965	1,596
3,5	Merrill Lynch Mortgage Trust	5.291%	1/12/44	6,675	6,434
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	14,600	11,930
3,5	Merrill Lynch Mortgage Trust	5.828%	6/12/50	1,175	771
3	Merrill Lynch Mortgage Trust	5.425%	2/12/51	1,275	1,244
3	Merrill Lynch Mortgage Trust	5.690%	2/12/51	3,250	2,807
3,5	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.517%	2/12/39	275	145
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.909%	6/12/46	14,950	14,699
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	300	204
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	6,975	5,302
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	3,810	3,772
3	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	9,770	7,962
3	Morgan Stanley Capital I	4.970%	4/14/40	1,625	1,619
3,5	Morgan Stanley Capital I	5.110%	6/15/40	4,775	4,731
3	Morgan Stanley Capital I	5.030%	6/13/41	425	426
3	Morgan Stanley Capital I	5.270%	6/13/41	2,185	2,152
3,5	Morgan Stanley Capital I	5.810%	8/12/41	775	621
3	Morgan Stanley Capital I	5.328%	11/12/41	950	906
3	Morgan Stanley Capital I	5.360%	11/12/41	2,626	1,950

22

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Morgan Stanley Capital I	4.970%	12/15/41	4,450	4,440
3	Morgan Stanley Capital I	5.168%	1/14/42	1,500	1,506
3,5	Morgan Stanley Capital I	5.649%	6/11/42	4,625	4,478
3,5	Morgan Stanley Capital I	5.649%	6/11/42	175	125
3	Morgan Stanley Capital I	4.989%	8/13/42	7,250	7,097
3	Morgan Stanley Capital I	5.230%	9/15/42	9,800	9,573
3	Morgan Stanley Capital I	5.769%	10/15/42	2,700	2,619
3,5	Morgan Stanley Capital I	5.774%	10/15/42	75	61
3,5	Morgan Stanley Capital I	5.207%	11/14/42	170	148
3,5	Morgan Stanley Capital I	5.207%	11/14/42	5,750	5,782
3	Morgan Stanley Capital I	6.280%	1/11/43	6,525	6,062
3	Morgan Stanley Capital I	5.332%	12/15/43	2,100	1,924
3,5	Morgan Stanley Capital I	5.385%	3/12/44	10,375	9,909
3,5	Morgan Stanley Capital I	5.773%	7/12/44	1,575	1,253
3	Morgan Stanley Capital I	4.660%	9/13/45	2,150	2,069
3,5	Morgan Stanley Capital I	5.691%	4/15/49	1,600	948
3,5	Morgan Stanley Capital I	5.544%	11/12/49	2,500	1,827
3	Morgan Stanley Capital I	5.809%	12/12/49	3,425	2,897
3	Morgan Stanley Capital I	5.090%	10/12/52	2,650	2,678
3,5	Morgan Stanley Capital I	5.204%	10/12/52	1,725	1,356
3	Morgan Stanley Capital I	4.770%	7/15/56	1,345	1,002
3	Morgan Stanley Dean Witter Capital I	6.660%	2/15/33	1,274	1,308
3	Morgan Stanley Dean Witter Capital I	6.390%	7/15/33	1,363	1,415
3	Morgan Stanley Dean Witter Capital I	4.920%	3/12/35	4,325	4,360
3	Morgan Stanley Dean Witter Capital I	6.390%	10/15/35	2,280	2,407
3	Morgan Stanley Dean Witter Capital I	4.740%	11/13/36	6,505	6,374
3	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	3,625	3,716
3	Nissan Auto Receivables Owner Trust	4.460%	4/16/12	225	230
3	Nissan Auto Receivables Owner Trust	5.050%	11/17/14	2,275	2,413
3	Oncor Electric Delivery Transition Bond Co. LLC	4.030%	2/15/12	73	73
3	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	1,032	1,048
3	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	2,552	2,663
3	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	178	182
3	PSE&G Transition Funding LLC	6.890%	12/15/17	6,975	8,104
3	Public Service New Hampshire Funding LLC	6.480%	5/1/15	319	344
3	Residential Asset Securities Corp.	6.489%	10/25/30	79	66
3,5	Salomon Brothers Mortgage Securities VII Inc.	3.688%	9/25/33	2,628	2,510
3	USAA Auto Owner Trust	4.710%	2/18/14	4,550	4,799
3	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	205	207
3	Wachovia Bank Commercial Mortgage Trust	4.980%	11/15/34	200	205
3	Wachovia Bank Commercial Mortgage Trust	4.867%	2/15/35	200	203
3,5	Wachovia Bank Commercial Mortgage Trust	5.125%	8/15/35	1,100	1,123
3	Wachovia Bank Commercial Mortgage Trust	4.719%	1/15/41	1,125	1,130
3	Wachovia Bank Commercial Mortgage Trust	4.748%	2/15/41	8,075	7,944
3	Wachovia Bank Commercial Mortgage Trust	5.001%	7/15/41	2,162	2,177
3,5	Wachovia Bank Commercial Mortgage Trust	5.237%	7/15/41	9,475	9,492
3	Wachovia Bank Commercial Mortgage Trust	4.803%	10/15/41	10,025	9,620
3,5	Wachovia Bank Commercial Mortgage Trust	5.083%	3/15/42	5,425	5,370
3	Wachovia Bank Commercial Mortgage Trust	5.118%	7/15/42	2,825	2,727
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	7,250	7,022
3,5	Wachovia Bank Commercial Mortgage Trust	5.740%	5/15/43	2,075	1,614
3	Wachovia Bank Commercial Mortgage Trust	4.699%	5/15/44	4,900	4,675
3,5	Wachovia Bank Commercial Mortgage Trust	5.209%	10/15/44	6,475	6,395
3,5	Wachovia Bank Commercial Mortgage Trust	5.265%	12/15/44	10,950	10,944
3,5	Wachovia Bank Commercial Mortgage Trust	5.315%	12/15/44	60	51
3,5	Wachovia Bank Commercial Mortgage Trust	5.956%	6/15/45	475	368
3,5	Wachovia Bank Commercial Mortgage Trust	5.765%	7/15/45	2,950	2,673

23

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,5	Wachovia Bank Commercial Mortgage Trust	5.818%	5/15/46	1,540	1,020
3	Wachovia Bank Commercial Mortgage Trust	5.313%	11/15/48	5,275	4,999
3	Wachovia Bank Commercial Mortgage Trust	5.339%	11/15/48	3,850	2,885
3	World Omni Auto Receivables Trust	3.940%	10/15/12	5,650	5,761
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $833,148)					960,201
Corporate Bonds (19.5%)
Finance (7.0%)
	Banking (4.7%)
3	Abbey National Capital Trust I	8.963%	12/29/49	500	492
	Abbey National PLC	7.950%	10/26/29	2,575	2,869
	ABN Amro Bank NV	4.650%	6/4/18	100	80
	American Express Bank FSB	5.550%	10/17/12	1,300	1,383
	American Express Bank FSB	5.500%	4/16/13	3,275	3,478
	American Express Bank FSB	6.000%	9/13/17	1,500	1,548
	American Express Centurion Bank	5.550%	10/17/12	1,025	1,093
	American Express Centurion Bank	5.950%	6/12/17	650	674
	American Express Centurion Bank	6.000%	9/13/17	9,450	9,810
	American Express Co.	4.875%	7/15/13	1,575	1,639
	American Express Co.	7.250%	5/20/14	1,250	1,409
	American Express Co.	5.500%	9/12/16	1,025	1,055
	American Express Co.	6.150%	8/28/17	2,025	2,113
	American Express Co.	7.000%	3/19/18	12,050	13,290
	American Express Co.	8.125%	5/20/19	1,625	1,930
	American Express Co.	8.150%	3/19/38	525	650
3	American Express Co.	6.800%	9/1/66	2,125	1,839
	American Express Credit Corp.	5.000%	12/2/10	1,925	1,987
	American Express Credit Corp.	5.875%	5/2/13	3,175	3,399
	American Express Credit Corp.	7.300%	8/20/13	6,300	7,084
	American Express Credit Corp.	5.125%	8/25/14	2,900	3,057
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	2,400	2,504
	Amsouth Bank	5.200%	4/1/15	1,825	1,571
	Associates Corp. of North America	6.950%	11/1/18	100	101
	Banco Santander Chile	2.875%	11/13/12	2,000	2,012
	Bank of America Corp.	4.250%	10/1/10	1,000	1,026
	Bank of America Corp.	4.375%	12/1/10	1,425	1,469
	Bank of America Corp.	5.375%	8/15/11	1,100	1,160
	Bank of America Corp.	5.375%	9/11/12	2,175	2,307
	Bank of America Corp.	4.875%	9/15/12	5,100	5,338
	Bank of America Corp.	4.875%	1/15/13	2,825	2,946
	Bank of America Corp.	4.900%	5/1/13	6,925	7,176
	Bank of America Corp.	7.375%	5/15/14	9,650	10,943
	Bank of America Corp.	5.375%	6/15/14	1,075	1,120
	Bank of America Corp.	5.125%	11/15/14	6,350	6,570
	Bank of America Corp.	4.750%	8/1/15	275	279
	Bank of America Corp.	5.250%	12/1/15	1,225	1,235
	Bank of America Corp.	6.500%	8/1/16	10,100	10,888
	Bank of America Corp.	5.750%	8/15/16	3,250	3,279
	Bank of America Corp.	5.625%	10/14/16	2,325	2,362
	Bank of America Corp.	5.420%	3/15/17	5,375	5,328
	Bank of America Corp.	6.000%	9/1/17	400	418
	Bank of America Corp.	5.750%	12/1/17	1,575	1,622
	Bank of America Corp.	5.650%	5/1/18	14,850	15,108
	Bank of America Corp.	7.625%	6/1/19	4,025	4,657
	Bank of America Corp.	6.800%	3/15/28	600	586
	Bank of America Corp.	6.500%	9/15/37	875	850
	Bank of America NA	5.300%	3/15/17	6,650	6,499

24

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America NA	6.100%	6/15/17	1,975	2,008
Bank of America NA	6.000%	10/15/36	4,225	4,085
Bank of New York Mellon Corp.	4.950%	1/14/11	1,125	1,167
Bank of New York Mellon Corp.	6.375%	4/1/12	100	109
Bank of New York Mellon Corp.	4.950%	11/1/12	9,500	10,233
Bank of New York Mellon Corp.	4.500%	4/1/13	525	553
Bank of New York Mellon Corp.	5.125%	8/27/13	1,000	1,079
Bank of New York Mellon Corp.	4.300%	5/15/14	2,000	2,103
Bank of New York Mellon Corp.	4.950%	3/15/15	2,325	2,450
Bank of New York Mellon Corp.	5.450%	5/15/19	3,645	3,823
4 Bank of Scotland PLC	5.250%	2/21/17	4,300	4,278
Bank of Tokyo-Mitsubishi UFJ Ltd.	7.400%	6/15/11	450	487
Bank One Corp.	5.900%	11/15/11	1,150	1,229
Bank One Corp.	5.250%	1/30/13	1,450	1,535
Bank One Corp.	4.900%	4/30/15	975	1,006
Bank One Corp.	7.625%	10/15/26	425	483
Banque Paribas	6.950%	7/22/13	325	357
Barclays Bank PLC	5.450%	9/12/12	1,450	1,568
Barclays Bank PLC	2.500%	1/23/13	2,325	2,323
Barclays Bank PLC	5.200%	7/10/14	5,800	6,175
Barclays Bank PLC	5.000%	9/22/16	2,450	2,508
Barclays Bank PLC	6.750%	5/22/19	2,175	2,442
BB&T Capital Trust II	6.750%	6/7/36	2,675	2,493
3 BB&T Capital Trust IV	6.820%	6/12/57	1,050	947
BB&T Corp.	6.500%	8/1/11	675	719
BB&T Corp.	3.850%	7/27/12	2,375	2,461
BB&T Corp.	4.750%	10/1/12	1,675	1,747
BB&T Corp.	3.375%	9/25/13	2,725	2,748
BB&T Corp.	5.700%	4/30/14	1,750	1,889
BB&T Corp.	5.200%	12/23/15	1,575	1,641
BB&T Corp.	4.900%	6/30/17	100	97
BB&T Corp.	6.850%	4/30/19	1,750	1,983
BB&T Corp.	5.250%	11/1/19	4,350	4,272
Bear Stearns Cos. LLC	4.500%	10/28/10	850	877
Bear Stearns Cos. LLC	5.350%	2/1/12	6,600	7,018
Bear Stearns Cos. LLC	6.950%	8/10/12	2,475	2,765
Bear Stearns Cos. LLC	5.700%	11/15/14	4,825	5,276
Bear Stearns Cos. LLC	5.300%	10/30/15	1,900	2,021
Bear Stearns Cos. LLC	5.550%	1/22/17	1,850	1,889
Bear Stearns Cos. LLC	6.400%	10/2/17	2,025	2,227
Bear Stearns Cos. LLC	7.250%	2/1/18	3,975	4,578
Bear Stearns Cos. LLC	4.650%	7/2/18	425	409
BNP Paribas US Medium-Term Note Program LLC	2.125%	12/21/12	350	350
BNY Mellon NA	4.750%	12/15/14	3,350	3,527
Branch Banking & Trust Co.	5.625%	9/15/16	1,875	1,853
Capital One Bank USA NA	6.500%	6/13/13	1,150	1,233
Capital One Bank USA NA	8.800%	7/15/19	7,200	8,556
Capital One Capital III	7.686%	8/15/36	2,025	1,782
Capital One Capital IV	6.745%	2/17/37	850	705
Capital One Capital V	10.250%	8/15/39	625	728
Capital One Capital VI	8.875%	5/15/40	700	745
Capital One Financial Corp.	5.700%	9/15/11	1,075	1,133
Capital One Financial Corp.	4.800%	2/21/12	525	545
Capital One Financial Corp.	7.375%	5/23/14	2,500	2,832
Capital One Financial Corp.	5.500%	6/1/15	2,800	2,920
Capital One Financial Corp.	6.150%	9/1/16	1,875	1,891
Capital One Financial Corp.	5.250%	2/21/17	1,075	1,057

25

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	6.750%	9/15/17	1,575	1,690
	Charter One Bank NA	5.500%	4/26/11	3,425	3,507
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	3,930
	Citigroup Inc.	6.500%	1/18/11	3,400	3,554
	Citigroup Inc.	5.125%	2/14/11	1,800	1,856
	Citigroup Inc.	5.100%	9/29/11	5,450	5,648
	Citigroup Inc.	6.000%	2/21/12	1,525	1,610
	Citigroup Inc.	5.250%	2/27/12	3,875	4,030
	Citigroup Inc.	5.500%	8/27/12	1,050	1,091
	Citigroup Inc.	5.625%	8/27/12	2,900	2,986
	Citigroup Inc.	5.300%	10/17/12	12,725	13,307
	Citigroup Inc.	5.500%	4/11/13	8,325	8,645
	Citigroup Inc.	6.500%	8/19/13	6,450	6,880
	Citigroup Inc.	5.125%	5/5/14	825	829
	Citigroup Inc.	6.375%	8/12/14	6,125	6,407
	Citigroup Inc.	5.000%	9/15/14	10,150	9,806
	Citigroup Inc.	5.500%	10/15/14	4,850	4,920
	Citigroup Inc.	6.010%	1/15/15	3,250	3,339
	Citigroup Inc.	4.700%	5/29/15	1,000	966
	Citigroup Inc.	5.300%	1/7/16	5,550	5,428
	Citigroup Inc.	5.500%	2/15/17	850	807
	Citigroup Inc.	6.000%	8/15/17	4,325	4,326
	Citigroup Inc.	6.125%	11/21/17	9,625	9,773
	Citigroup Inc.	6.125%	5/15/18	8,633	8,654
	Citigroup Inc.	8.500%	5/22/19	8,875	10,284
	Citigroup Inc.	6.625%	6/15/32	1,925	1,785
	Citigroup Inc.	5.875%	2/22/33	3,250	2,728
	Citigroup Inc.	6.000%	10/31/33	2,525	2,135
	Citigroup Inc.	5.850%	12/11/34	650	560
	Citigroup Inc.	6.125%	8/25/36	2,100	1,791
	Citigroup Inc.	5.875%	5/29/37	4,550	4,053
	Citigroup Inc.	6.875%	3/5/38	4,500	4,494
	Citigroup Inc.	8.125%	7/15/39	2,700	3,082
	Comerica Bank	5.750%	11/21/16	3,775	3,643
	Comerica Bank	5.200%	8/22/17	2,800	2,611
3	Comerica Capital Trust II	6.576%	2/20/37	950	760
	Comerica Inc.	4.800%	5/1/15	2,600	2,404
	Compass Bank	6.400%	10/1/17	900	901
	Compass Bank	5.900%	4/1/26	650	538
4	Corestates Capital I	8.000%	12/15/26	1,600	1,584
	Countrywide Financial Corp.	5.800%	6/7/12	1,800	1,912
	Countrywide Financial Corp.	6.250%	5/15/16	450	459
	Countrywide Home Loans Inc.	4.000%	3/22/11	800	821
	Credit Suisse	5.000%	5/15/13	3,975	4,237
	Credit Suisse	5.500%	5/1/14	7,200	7,816
	Credit Suisse	6.000%	2/15/18	6,150	6,456
	Credit Suisse	5.300%	8/13/19	8,025	8,307
3	Credit Suisse	5.860%	5/15/49	2,450	2,174
	Credit Suisse USA Inc.	4.875%	8/15/10	5,725	5,877
	Credit Suisse USA Inc.	5.250%	3/2/11	2,500	2,620
	Credit Suisse USA Inc.	5.500%	8/16/11	1,475	1,567
	Credit Suisse USA Inc.	6.125%	11/15/11	3,825	4,144
	Credit Suisse USA Inc.	6.500%	1/15/12	975	1,062
	Credit Suisse USA Inc.	5.500%	8/15/13	4,500	4,859
	Credit Suisse USA Inc.	5.125%	1/15/14	625	668
	Credit Suisse USA Inc.	4.875%	1/15/15	5,435	5,701
	Credit Suisse USA Inc.	5.125%	8/15/15	3,665	3,902

26

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse USA Inc.	7.125%	7/15/32	1,425	1,676
Deutsche Bank AG	5.375%	10/12/12	5,850	6,318
Deutsche Bank AG	4.875%	5/20/13	5,500	5,849
Deutsche Bank AG	6.000%	9/1/17	9,375	10,221
Deutsche Bank Financial LLC	5.375%	3/2/15	1,800	1,872
FIA Card Services NA	6.625%	6/15/12	1,100	1,168
Fifth Third Bancorp	6.250%	5/1/13	100	104
Fifth Third Bancorp	4.500%	6/1/18	725	590
Fifth Third Bancorp	8.250%	3/1/38	2,725	2,560
Fifth Third Bank/Ohio	4.750%	2/1/15	2,800	2,671
3 Fifth Third Capital Trust IV	6.500%	4/15/67	950	693
First Tennessee Bank NA	5.050%	1/15/15	500	442
First Union Institutional Capital I	8.040%	12/1/26	525	524
Golden West Financial Corp.	4.750%	10/1/12	975	1,021
Goldman Sachs Capital I	6.345%	2/15/34	4,975	4,638
3 Goldman Sachs Capital II	5.793%	12/29/49	2,550	1,963
Goldman Sachs Group Inc.	4.500%	6/15/10	2,350	2,392
Goldman Sachs Group Inc.	6.875%	1/15/11	3,175	3,372
Goldman Sachs Group Inc.	6.600%	1/15/12	6,750	7,314
Goldman Sachs Group Inc.	5.300%	2/14/12	325	345
Goldman Sachs Group Inc.	5.700%	9/1/12	275	297
Goldman Sachs Group Inc.	5.450%	11/1/12	3,550	3,821
Goldman Sachs Group Inc.	5.250%	4/1/13	3,150	3,326
Goldman Sachs Group Inc.	4.750%	7/15/13	4,275	4,472
Goldman Sachs Group Inc.	5.250%	10/15/13	5,100	5,416
Goldman Sachs Group Inc.	5.150%	1/15/14	2,050	2,172
Goldman Sachs Group Inc.	6.000%	5/1/14	17,425	19,095
Goldman Sachs Group Inc.	5.000%	10/1/14	11,175	11,759
Goldman Sachs Group Inc.	5.125%	1/15/15	6,525	6,858
Goldman Sachs Group Inc.	5.350%	1/15/16	6,200	6,447
Goldman Sachs Group Inc.	5.750%	10/1/16	2,000	2,113
Goldman Sachs Group Inc.	5.625%	1/15/17	4,275	4,397
Goldman Sachs Group Inc.	6.250%	9/1/17	8,625	9,254
Goldman Sachs Group Inc.	5.950%	1/18/18	5,775	6,096
Goldman Sachs Group Inc.	6.150%	4/1/18	10,125	10,841
Goldman Sachs Group Inc.	7.500%	2/15/19	4,000	4,666
Goldman Sachs Group Inc.	5.950%	1/15/27	4,650	4,479
Goldman Sachs Group Inc.	6.125%	2/15/33	4,900	5,016
Goldman Sachs Group Inc.	6.450%	5/1/36	2,175	2,144
Goldman Sachs Group Inc.	6.750%	10/1/37	11,025	11,255
4 HBOS PLC	6.750%	5/21/18	2,075	1,920
HSBC Bank PLC	6.950%	3/15/11	2,625	2,744
HSBC Bank USA NA	4.625%	4/1/14	3,975	4,150
HSBC Bank USA NA	5.875%	11/1/34	1,200	1,159
HSBC Bank USA NA	5.625%	8/15/35	1,225	1,123
HSBC Holdings PLC	7.625%	5/17/32	325	352
HSBC Holdings PLC	7.350%	11/27/32	600	654
HSBC Holdings PLC	6.500%	5/2/36	5,000	5,236
HSBC Holdings PLC	6.500%	9/15/37	5,850	6,116
HSBC Holdings PLC	6.800%	6/1/38	1,325	1,433
4 ICICI Bank Ltd.	6.625%	10/3/12	4,525	4,763
JP Morgan Chase Capital XV	5.875%	3/15/35	2,125	1,881
JP Morgan Chase Capital XVII	5.850%	8/1/35	250	216
JP Morgan Chase Capital XX	6.550%	9/29/36	2,250	2,081
JP Morgan Chase Capital XXII	6.450%	2/2/37	4,175	3,834
JP Morgan Chase Capital XXV	6.800%	10/1/37	2,775	2,745
JPMorgan Chase & Co.	6.750%	2/1/11	950	1,006

27

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.600%	6/1/11	200	212
JPMorgan Chase & Co.	4.850%	6/16/11	2,425	2,544
JPMorgan Chase & Co.	4.500%	1/15/12	3,075	3,236
JPMorgan Chase & Co.	6.625%	3/15/12	2,975	3,252
JPMorgan Chase & Co.	5.375%	10/1/12	5,950	6,453
JPMorgan Chase & Co.	5.750%	1/2/13	2,175	2,340
JPMorgan Chase & Co.	4.750%	5/1/13	4,450	4,698
JPMorgan Chase & Co.	5.375%	1/15/14	450	482
JPMorgan Chase & Co.	4.875%	3/15/14	8,800	9,175
JPMorgan Chase & Co.	4.650%	6/1/14	4,600	4,856
JPMorgan Chase & Co.	5.125%	9/15/14	15,215	16,090
JPMorgan Chase & Co.	4.750%	3/1/15	6,975	7,301
JPMorgan Chase & Co.	5.250%	5/1/15	2,025	2,106
JPMorgan Chase & Co.	5.150%	10/1/15	2,525	2,621
JPMorgan Chase & Co.	6.125%	6/27/17	3,675	3,875
JPMorgan Chase & Co.	6.000%	1/15/18	950	1,028
JPMorgan Chase & Co.	6.300%	4/23/19	17,600	19,467
JPMorgan Chase & Co.	6.400%	5/15/38	10,650	11,731
JPMorgan Chase Bank NA	5.875%	6/13/16	1,350	1,415
JPMorgan Chase Capital XXVII	7.000%	11/1/39	975	990
KeyBank NA	7.000%	2/1/11	275	286
KeyBank NA	5.500%	9/17/12	2,000	2,077
KeyBank NA	5.800%	7/1/14	850	833
KeyBank NA	4.950%	9/15/15	2,025	1,893
KeyBank NA	5.450%	3/3/16	2,500	2,301
KeyCorp	6.500%	5/14/13	1,500	1,546
M&I Marshall & Ilsley Bank	5.250%	9/4/12	225	202
M&I Marshall & Ilsley Bank	4.850%	6/16/15	350	273
M&I Marshall & Ilsley Bank	5.000%	1/17/17	100	78
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,528
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	83
MBNA Corp.	7.500%	3/15/12	1,125	1,232
MBNA Corp.	6.125%	3/1/13	1,375	1,451
MBNA Corp.	5.000%	6/15/15	1,425	1,422
Mellon Funding Corp.	6.400%	5/14/11	100	106
Mellon Funding Corp.	5.000%	12/1/14	425	453
Merrill Lynch & Co. Inc.	4.790%	8/4/10	525	536
Merrill Lynch & Co. Inc.	5.770%	7/25/11	1,075	1,137
Merrill Lynch & Co. Inc.	6.050%	8/15/12	3,475	3,735
Merrill Lynch & Co. Inc.	5.450%	2/5/13	3,225	3,395
Merrill Lynch & Co. Inc.	6.150%	4/25/13	7,200	7,819
Merrill Lynch & Co. Inc.	5.000%	2/3/14	5,325	5,460
Merrill Lynch & Co. Inc.	5.450%	7/15/14	850	894
Merrill Lynch & Co. Inc.	5.000%	1/15/15	11,281	11,505
Merrill Lynch & Co. Inc.	6.050%	5/16/16	1,025	1,036
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,825	5,720
Merrill Lynch & Co. Inc.	6.400%	8/28/17	5,425	5,679
Merrill Lynch & Co. Inc.	6.875%	4/25/18	16,925	18,263
Merrill Lynch & Co. Inc.	6.500%	7/15/18	100	103
Merrill Lynch & Co. Inc.	6.220%	9/15/26	4,525	4,301
Merrill Lynch & Co. Inc.	6.110%	1/29/37	2,375	2,175
Merrill Lynch & Co. Inc.	7.750%	5/14/38	4,200	4,627
Morgan Stanley	4.000%	1/15/10	800	801
Morgan Stanley	5.050%	1/21/11	3,925	4,071
Morgan Stanley	6.750%	4/15/11	2,000	2,122
Morgan Stanley	5.625%	1/9/12	9,020	9,560
Morgan Stanley	6.600%	4/1/12	3,400	3,690

28

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.750%	8/31/12	2,350	2,534
	Morgan Stanley	5.300%	3/1/13	4,500	4,757
	Morgan Stanley	6.750%	10/15/13	200	219
	Morgan Stanley	4.750%	4/1/14	13,900	13,987
	Morgan Stanley	6.000%	5/13/14	12,050	12,937
	Morgan Stanley	4.200%	11/20/14	5,825	5,819
	Morgan Stanley	6.000%	4/28/15	5,975	6,366
	Morgan Stanley	5.375%	10/15/15	2,100	2,189
	Morgan Stanley	5.750%	10/18/16	4,700	4,901
	Morgan Stanley	5.450%	1/9/17	3,225	3,272
	Morgan Stanley	5.550%	4/27/17	1,375	1,397
	Morgan Stanley	5.950%	12/28/17	5,100	5,291
	Morgan Stanley	6.625%	4/1/18	11,275	12,232
	Morgan Stanley	7.300%	5/13/19	9,300	10,448
	Morgan Stanley	5.625%	9/23/19	9,000	9,065
	Morgan Stanley	6.250%	8/9/26	5,425	5,574
	Morgan Stanley	7.250%	4/1/32	750	867
	National City Bank	6.250%	3/15/11	625	652
	National City Bank	4.625%	5/1/13	725	736
	National City Corp.	4.900%	1/15/15	850	871
	National City Corp.	6.875%	5/15/19	525	567
3	National City Preferred Capital Trust I	12.000%	12/31/49	1,575	1,803
4	Nationwide Building Society	5.500%	7/18/12	7,275	7,766
	North Fork Bancorporation Inc.	5.875%	8/15/12	100	104
4	Northern Rock PLC	5.625%	6/22/17	14,075	13,486
	Northern Trust Co.	6.500%	8/15/18	425	470
	Northern Trust Corp.	5.500%	8/15/13	425	461
	Northern Trust Corp.	4.625%	5/1/14	1,025	1,093
	PNC Bank NA	4.875%	9/21/17	3,575	3,385
	PNC Bank NA	6.000%	12/7/17	325	329
	PNC Funding Corp.	5.125%	12/14/10	1,450	1,506
	PNC Funding Corp.	5.400%	6/10/14	475	512
	PNC Funding Corp.	4.250%	9/21/15	650	663
	PNC Funding Corp.	5.250%	11/15/15	2,825	2,897
	PNC Funding Corp.	5.625%	2/1/17	325	326
	PNC Funding Corp.	6.700%	6/10/19	1,075	1,198
	Regions Bank	7.500%	5/15/18	325	298
	Regions Financial Corp.	6.375%	5/15/12	1,100	1,050
	Regions Financial Corp.	7.750%	11/10/14	1,625	1,629
	Regions Financial Corp.	7.375%	12/10/37	1,050	860
	Royal Bank of Canada	4.125%	1/26/10	1,000	1,002
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	325	328
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,800	1,559
	Royal Bank of Scotland Group PLC	6.400%	10/21/19	10,150	10,049
4	Royal Bank of Scotland PLC	4.875%	8/25/14	1,800	1,807
	Santander Financial Issuances Ltd.	6.375%	2/15/11	600	625
	SouthTrust Corp.	5.800%	6/15/14	750	783
	Sovereign Bank	5.125%	3/15/13	625	635
	Sovereign Bank	8.750%	5/30/18	675	777
3,4	Standard Chartered PLC	6.409%	12/31/49	1,975	1,600
	State Street Bank and Trust Co.	5.300%	1/15/16	900	914
	State Street Corp.	4.300%	5/30/14	1,600	1,664
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	4,075	4,555
	SunTrust Bank	6.375%	4/1/11	1,900	1,976
	SunTrust Bank	5.000%	9/1/15	100	96
	SunTrust Bank	5.450%	12/1/17	100	96
	SunTrust Bank	7.250%	3/15/18	375	389

29

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
SunTrust Banks Inc.	5.250%	11/5/12	1,800	1,866
SunTrust Banks Inc.	6.000%	9/11/17	1,300	1,289
SunTrust Banks Inc.	6.000%	2/15/26	1,450	1,175
SunTrust Capital VIII	6.100%	12/15/36	657	456
UBS AG	7.000%	10/15/15	1,000	1,061
UBS AG	5.875%	7/15/16	2,325	2,359
UBS AG	7.375%	6/15/17	1,050	1,101
UBS AG	5.875%	12/20/17	6,525	6,716
UBS AG	5.750%	4/25/18	3,000	3,062
UFJ Finance Aruba AEC	6.750%	7/15/13	9,750	10,706
Union Bank NA	5.950%	5/11/16	1,375	1,376
Union Planters Corp.	4.375%	12/1/10	200	200
Union Planters Corp.	7.750%	3/1/11	2,350	2,304
UnionBanCal Corp.	5.250%	12/16/13	700	713
US Bank NA	6.375%	8/1/11	2,200	2,366
US Bank NA	6.300%	2/4/14	3,150	3,479
US Bank NA	4.950%	10/30/14	4,800	5,109
3 USB Capital IX	6.189%	4/15/49	2,625	2,113
USB Capital XIII Trust	6.625%	12/15/39	675	678
Wachovia Bank NA	7.800%	8/18/10	2,850	2,979
Wachovia Bank NA	4.800%	11/1/14	425	432
Wachovia Bank NA	4.875%	2/1/15	6,050	6,186
Wachovia Bank NA	5.000%	8/15/15	325	330
Wachovia Bank NA	6.000%	11/15/17	2,500	2,621
Wachovia Bank NA	5.850%	2/1/37	5,775	5,581
Wachovia Bank NA	6.600%	1/15/38	4,225	4,457
3 Wachovia Capital Trust III	5.800%	3/15/11	4,100	3,116
Wachovia Corp.	5.300%	10/15/11	4,125	4,384
Wachovia Corp.	5.500%	5/1/13	4,740	5,069
Wachovia Corp.	4.875%	2/15/14	5,275	5,369
Wachovia Corp.	5.250%	8/1/14	1,900	1,967
Wachovia Corp.	5.625%	10/15/16	3,800	3,872
Wachovia Corp.	5.750%	6/15/17	5,425	5,649
Wachovia Corp.	5.750%	2/1/18	325	338
Wachovia Corp.	6.605%	10/1/25	100	96
Wachovia Corp.	7.500%	4/15/35	275	287
Wachovia Corp.	5.500%	8/1/35	1,325	1,186
Wachovia Corp.	6.550%	10/15/35	250	234
Wells Fargo & Co.	4.200%	1/15/10	1,025	1,026
Wells Fargo & Co.	4.875%	1/12/11	3,425	3,555
Wells Fargo & Co.	6.375%	8/1/11	425	454
Wells Fargo & Co.	5.300%	8/26/11	9,575	10,130
Wells Fargo & Co.	5.125%	9/1/12	1,200	1,264
Wells Fargo & Co.	5.250%	10/23/12	11,575	12,379
Wells Fargo & Co.	4.375%	1/31/13	5,100	5,284
Wells Fargo & Co.	4.950%	10/16/13	1,150	1,196
Wells Fargo & Co.	3.750%	10/1/14	2,050	2,047
Wells Fargo & Co.	5.625%	12/11/17	6,725	6,976
Wells Fargo & Co.	5.375%	2/7/35	4,700	4,370
Wells Fargo Bank NA	6.450%	2/1/11	4,150	4,356
Wells Fargo Bank NA	4.750%	2/9/15	4,925	5,036
Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,687
Wells Fargo Bank NA	5.950%	8/26/36	700	674
Wells Fargo Capital X	5.950%	12/15/36	725	631
3 Wells Fargo Capital XIII	7.700%	12/29/49	2,325	2,255
3 Wells Fargo Capital XV	9.750%	12/29/49	3,650	3,942
Wells Fargo Financial Inc.	5.500%	8/1/12	1,225	1,312

30

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	2.250%	11/19/12	3,725	3,713
Westpac Banking Corp.	4.200%	2/27/15	5,325	5,410
Westpac Banking Corp.	4.875%	11/19/19	3,725	3,678

Brokerage (0.1%)
Ameriprise Financial Inc.	5.650%	11/15/15	1,550	1,644
3 Ameriprise Financial Inc.	7.518%	6/1/66	325	281
BlackRock Inc.	2.250%	12/10/12	2,300	2,289
BlackRock Inc.	3.500%	12/10/14	1,700	1,683
BlackRock Inc.	6.250%	9/15/17	1,150	1,239
BlackRock Inc.	5.000%	12/10/19	100	98
Charles Schwab Corp.	4.950%	6/1/14	3,925	4,150
4 FMR LLC	7.490%	6/15/19	200	224
Jefferies Group Inc.	8.500%	7/15/19	1,775	1,902
Jefferies Group Inc.	6.450%	6/8/27	3,800	3,193
Jefferies Group Inc.	6.250%	1/15/36	4,225	3,350
Lazard Group LLC	6.850%	6/15/17	2,675	2,692
TD Ameritrade Holding Corp.	2.950%	12/1/12	775	769
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,025	1,013
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	919

Finance Companies (0.9%)
Block Financial LLC	7.875%	1/15/13	525	584
Discover Financial Services	6.450%	6/12/17	325	305
GATX Corp.	4.750%	10/1/12	1,000	1,026
General Electric Capital Corp.	4.250%	9/13/10	1,025	1,049
General Electric Capital Corp.	5.000%	12/1/10	525	545
General Electric Capital Corp.	5.200%	2/1/11	600	624
General Electric Capital Corp.	6.125%	2/22/11	3,700	3,907
General Electric Capital Corp.	5.500%	4/28/11	2,075	2,184
General Electric Capital Corp.	5.000%	11/15/11	4,225	4,467
General Electric Capital Corp.	4.375%	11/21/11	550	572
General Electric Capital Corp.	5.875%	2/15/12	3,950	4,233
General Electric Capital Corp.	4.375%	3/3/12	4,000	4,155
General Electric Capital Corp.	5.000%	4/10/12	100	105
General Electric Capital Corp.	6.000%	6/15/12	15,175	16,380
General Electric Capital Corp.	3.500%	8/13/12	3,775	3,848
General Electric Capital Corp.	5.250%	10/19/12	19,100	20,339
General Electric Capital Corp.	5.450%	1/15/13	2,975	3,173
General Electric Capital Corp.	4.800%	5/1/13	3,425	3,588
General Electric Capital Corp.	5.900%	5/13/14	8,625	9,398
General Electric Capital Corp.	5.500%	6/4/14	5,150	5,471
General Electric Capital Corp.	5.650%	6/9/14	5,800	6,208
General Electric Capital Corp.	3.750%	11/14/14	7,350	7,300
General Electric Capital Corp.	5.400%	2/15/17	8,875	9,012
General Electric Capital Corp.	5.625%	9/15/17	1,775	1,785
General Electric Capital Corp.	5.625%	5/1/18	14,275	14,595
General Electric Capital Corp.	6.000%	8/7/19	10,675	11,078
General Electric Capital Corp.	6.750%	3/15/32	9,150	9,323
General Electric Capital Corp.	6.150%	8/7/37	5,350	5,075
General Electric Capital Corp.	5.875%	1/14/38	12,200	11,318
General Electric Capital Corp.	6.875%	1/10/39	6,125	6,313
3 General Electric Capital Corp.	6.375%	11/15/67	3,675	3,197
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	675	552
HSBC Finance Corp.	5.250%	1/14/11	4,300	4,475
HSBC Finance Corp.	5.700%	6/1/11	3,075	3,214
HSBC Finance Corp.	6.375%	10/15/11	1,775	1,892
31

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
HSBC Finance Corp.	7.000%	5/15/12	4,225	4,596
HSBC Finance Corp.	5.900%	6/19/12	1,250	1,332
HSBC Finance Corp.	6.375%	11/27/12	5,350	5,860
HSBC Finance Corp.	4.750%	7/15/13	625	652
HSBC Finance Corp.	5.250%	1/15/14	1,800	1,887
HSBC Finance Corp.	5.000%	6/30/15	9,900	10,272
HSBC Finance Corp.	5.500%	1/19/16	425	443
International Lease Finance Corp.	4.950%	2/1/11	4,025	3,743
International Lease Finance Corp.	5.450%	3/24/11	1,550	1,426
International Lease Finance Corp.	5.750%	6/15/11	2,000	1,830
International Lease Finance Corp.	5.300%	5/1/12	1,650	1,402
International Lease Finance Corp.	5.000%	9/15/12	2,000	1,680
International Lease Finance Corp.	6.375%	3/25/13	2,225	1,847
International Lease Finance Corp.	5.625%	9/20/13	3,450	2,700
International Lease Finance Corp.	5.650%	6/1/14	1,675	1,273
SLM Corp.	5.400%	10/25/11	7,050	7,044
SLM Corp.	5.375%	1/15/13	1,150	1,094
SLM Corp.	5.000%	10/1/13	1,250	1,147
SLM Corp.	5.375%	5/15/14	150	137
SLM Corp.	5.050%	11/14/14	975	880
SLM Corp.	8.450%	6/15/18	4,950	4,877
SLM Corp.	5.625%	8/1/33	2,000	1,521

Insurance (1.0%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,143
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,892
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,486
ACE INA Holdings Inc.	5.800%	3/15/18	425	454
ACE INA Holdings Inc.	5.900%	6/15/19	550	594
ACE INA Holdings Inc.	6.700%	5/15/36	900	1,011
AEGON Funding Co. LLC	5.750%	12/15/20	375	348
Aegon NV	4.750%	6/1/13	800	815
Aetna Inc.	7.875%	3/1/11	525	559
Aetna Inc.	5.750%	6/15/11	500	525
Aetna Inc.	6.000%	6/15/16	1,200	1,257
Aetna Inc.	6.500%	9/15/18	875	939
Aetna Inc.	6.625%	6/15/36	3,075	3,094
Aflac Inc.	8.500%	5/15/19	1,100	1,258
Allied World Assurance Co. Holdings Ltd.	7.500%	8/1/16	5,375	5,561
Allstate Corp.	6.125%	2/15/12	900	975
Allstate Corp.	5.000%	8/15/14	3,325	3,507
Allstate Corp.	6.125%	12/15/32	950	943
Allstate Corp.	5.350%	6/1/33	225	211
Allstate Corp.	5.550%	5/9/35	475	449
Allstate Corp.	5.950%	4/1/36	1,000	1,011
3 Allstate Corp.	6.125%	5/15/37	850	746
3 Allstate Corp.	6.500%	5/15/57	1,625	1,360
Allstate Life Global Funding Trusts	5.375%	4/30/13	1,425	1,522
American Financial Group Inc.	9.875%	6/15/19	775	866
American International Group Inc.	5.375%	10/18/11	1,225	1,230
American International Group Inc.	4.950%	3/20/12	1,875	1,819
American International Group Inc.	4.250%	5/15/13	1,000	930
American International Group Inc.	5.050%	10/1/15	1,950	1,621
American International Group Inc.	5.600%	10/18/16	1,150	943
American International Group Inc.	5.450%	5/18/17	2,100	1,725
American International Group Inc.	5.850%	1/16/18	3,300	2,706
American International Group Inc.	8.250%	8/15/18	950	887

32

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
American International Group Inc.	6.250%	5/1/36	11,200	8,218
AON Corp.	8.205%	1/1/27	325	326
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,137
Assurant Inc.	5.625%	2/15/14	625	634
Assurant Inc.	6.750%	2/15/34	1,425	1,274
AXA SA	8.600%	12/15/30	3,325	3,775
Axis Capital Holdings Ltd.	5.750%	12/1/14	725	738
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	675	698
Berkshire Hathaway Finance Corp.	4.000%	4/15/12	675	704
Berkshire Hathaway Finance Corp.	4.600%	5/15/13	100	106
Berkshire Hathaway Finance Corp.	5.000%	8/15/13	5,850	6,274
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,050	1,122
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	4,775	4,974
Chubb Corp.	5.200%	4/1/13	425	452
Chubb Corp.	5.750%	5/15/18	750	802
Chubb Corp.	6.000%	5/11/37	2,800	2,897
Chubb Corp.	6.500%	5/15/38	700	765
3 Chubb Corp.	6.375%	3/29/67	1,650	1,536
CIGNA Corp.	6.350%	3/15/18	325	325
CIGNA Corp.	7.875%	5/15/27	425	425
CIGNA Corp.	6.150%	11/15/36	2,150	1,877
Cincinnati Financial Corp.	6.920%	5/15/28	325	304
Cincinnati Financial Corp.	6.125%	11/1/34	1,175	1,041
CNA Financial Corp.	6.000%	8/15/11	825	840
CNA Financial Corp.	5.850%	12/15/14	2,000	1,971
CNA Financial Corp.	6.500%	8/15/16	1,750	1,697
CNA Financial Corp.	7.350%	11/15/19	1,650	1,658
Commerce Group Inc.	5.950%	12/9/13	500	499
Coventry Health Care Inc.	6.300%	8/15/14	3,850	3,769
Fidelity National Financial Inc.	7.300%	8/15/11	1,150	1,189
Genworth Financial Inc.	5.650%	6/15/12	1,050	1,047
Genworth Financial Inc.	5.750%	6/15/14	300	287
Genworth Financial Inc.	4.950%	10/1/15	375	341
Genworth Financial Inc.	8.625%	12/15/16	1,125	1,174
Genworth Financial Inc.	6.500%	6/15/34	1,075	873
Genworth Global Funding Trusts	5.125%	3/15/11	550	558
Hartford Financial Services Group Inc.	5.250%	10/15/11	1,400	1,444
Hartford Financial Services Group Inc.	4.625%	7/15/13	625	626
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	928
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	869
Hartford Financial Services Group Inc.	6.000%	1/15/19	425	413
Hartford Financial Services Group Inc.	5.950%	10/15/36	550	453
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,775	1,401
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,617
Humana Inc.	6.450%	6/1/16	1,500	1,513
Humana Inc.	7.200%	6/15/18	100	103
Humana Inc.	6.300%	8/1/18	150	144
Humana Inc.	8.150%	6/15/38	2,500	2,380
4 Liberty Mutual Group Inc.	4.875%	2/1/10	475	474
Lincoln National Corp.	6.200%	12/15/11	325	343
Lincoln National Corp.	5.650%	8/27/12	950	986
Lincoln National Corp.	8.750%	7/1/19	900	1,030
Lincoln National Corp.	6.150%	4/7/36	2,475	2,177
Loews Corp.	5.250%	3/15/16	950	964
Loews Corp.	6.000%	2/1/35	200	188
Markel Corp.	7.125%	9/30/19	825	848
Marsh & McLennan Cos. Inc.	5.150%	9/15/10	700	716

33

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	6.250%	3/15/12	1,900	2,011
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	100	103
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	2,300	2,402
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	825	1,012
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	100	87
4 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	698
MetLife Inc.	6.125%	12/1/11	200	215
MetLife Inc.	5.375%	12/15/12	1,775	1,895
MetLife Inc.	5.000%	11/24/13	1,275	1,344
MetLife Inc.	5.000%	6/15/15	1,350	1,428
MetLife Inc.	7.717%	2/15/19	825	966
MetLife Inc.	6.500%	12/15/32	750	794
MetLife Inc.	6.375%	6/15/34	975	1,044
MetLife Inc.	5.700%	6/15/35	375	371
MetLife Inc.	6.400%	12/15/36	3,650	3,194
4 Metropolitan Life Global Funding I	2.875%	9/17/12	2,200	2,218
4 Metropolitan Life Global Funding I	5.125%	6/10/14	5,225	5,528
Nationwide Financial Services	6.750%	5/15/37	200	155
OneBeacon US Holdings Inc.	5.875%	5/15/13	675	667
Principal Financial Group Inc.	7.875%	5/15/14	1,525	1,708
Principal Financial Group Inc.	6.050%	10/15/36	950	839
Principal Life Income Funding Trusts	5.300%	12/14/12	1,450	1,560
Principal Life Income Funding Trusts	5.300%	4/24/13	1,825	1,929
Principal Life Income Funding Trusts	5.100%	4/15/14	1,250	1,281
Progressive Corp.	6.375%	1/15/12	700	754
Progressive Corp.	6.625%	3/1/29	1,300	1,327
Progressive Corp.	6.250%	12/1/32	100	101
3 Progressive Corp.	6.700%	6/15/37	2,300	2,037
Protective Life Corp.	7.375%	10/15/19	950	953
Protective Life Corp.	8.450%	10/15/39	900	869
Protective Life Secured Trusts	4.850%	8/16/10	800	817
Prudential Financial Inc.	5.100%	12/14/11	125	131
Prudential Financial Inc.	5.800%	6/15/12	975	1,035
Prudential Financial Inc.	3.625%	9/17/12	775	794
Prudential Financial Inc.	5.150%	1/15/13	975	1,030
Prudential Financial Inc.	4.500%	7/15/13	1,825	1,834
Prudential Financial Inc.	4.750%	4/1/14	650	668
Prudential Financial Inc.	5.100%	9/20/14	8,000	8,341
Prudential Financial Inc.	6.200%	1/15/15	2,750	2,946
Prudential Financial Inc.	5.500%	3/15/16	175	179
Prudential Financial Inc.	6.100%	6/15/17	325	335
Prudential Financial Inc.	6.000%	12/1/17	1,225	1,258
Prudential Financial Inc.	5.750%	7/15/33	675	609
Prudential Financial Inc.	5.400%	6/13/35	775	663
Prudential Financial Inc.	5.900%	3/17/36	1,300	1,206
Prudential Financial Inc.	5.700%	12/14/36	5,475	4,937
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	675	673
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,225	1,209
Swiss Re Solutions Holding Corp.	7.750%	6/15/30	525	533
Torchmark Corp.	6.375%	6/15/16	1,225	1,228
Transatlantic Holdings Inc.	8.000%	11/30/39	2,500	2,507
Travelers Cos. Inc.	5.375%	6/15/12	100	106
Travelers Cos. Inc.	5.500%	12/1/15	625	676
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,199
Travelers Cos. Inc.	5.750%	12/15/17	1,375	1,450
Travelers Cos. Inc.	5.800%	5/15/18	100	106
Travelers Cos. Inc.	5.900%	6/2/19	1,275	1,387

34

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Travelers Cos. Inc.	6.250%	3/15/37	800	725
Travelers Cos. Inc.	6.250%	6/15/37	4,100	4,308
Travelers Property Casualty Corp.	6.375%	3/15/33	100	106
UnitedHealth Group Inc.	5.500%	11/15/12	1,925	2,064
UnitedHealth Group Inc.	4.875%	2/15/13	975	1,025
UnitedHealth Group Inc.	4.875%	4/1/13	975	1,027
UnitedHealth Group Inc.	5.000%	8/15/14	4,900	5,135
UnitedHealth Group Inc.	4.875%	3/15/15	875	906
UnitedHealth Group Inc.	6.000%	6/15/17	1,825	1,902
UnitedHealth Group Inc.	6.000%	11/15/17	425	444
UnitedHealth Group Inc.	6.000%	2/15/18	4,750	4,948
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	4,043
UnitedHealth Group Inc.	6.500%	6/15/37	625	612
UnitedHealth Group Inc.	6.625%	11/15/37	1,425	1,447
UnitedHealth Group Inc.	6.875%	2/15/38	1,675	1,737
Unum Group	7.125%	9/30/16	1,250	1,291
WellPoint Health Networks Inc.	6.375%	1/15/12	1,000	1,081
WellPoint Inc.	5.000%	1/15/11	1,875	1,945
WellPoint Inc.	6.800%	8/1/12	625	690
WellPoint Inc.	6.000%	2/15/14	550	598
WellPoint Inc.	5.000%	12/15/14	4,650	4,837
WellPoint Inc.	5.250%	1/15/16	550	555
WellPoint Inc.	5.875%	6/15/17	900	933
WellPoint Inc.	5.950%	12/15/34	2,200	2,084
WellPoint Inc.	5.850%	1/15/36	2,400	2,244
WellPoint Inc.	6.375%	6/15/37	325	329
Willis North America Inc.	5.625%	7/15/15	1,225	1,204
Willis North America Inc.	6.200%	3/28/17	1,125	1,078
Willis North America Inc.	7.000%	9/29/19	8,150	8,191
XL Capital Ltd.	5.250%	9/15/14	4,350	4,335
XL Capital Ltd.	6.375%	11/15/24	175	158
XL Capital Ltd.	6.250%	5/15/27	2,425	2,191
3 XL Capital Ltd.	6.500%	12/15/49	1,475	1,119

Other Finance (0.0%)
CME Group Inc.	5.400%	8/1/13	2,900	3,110
CME Group Inc.	5.750%	2/15/14	1,075	1,174
ORIX Corp.	5.480%	11/22/11	1,800	1,806
XTRA Finance Corp.	5.150%	4/1/17	4,525	4,596

Real Estate Investment Trusts (0.3%)
AMB Property LP	6.625%	12/1/19	850	834
Arden Realty LP	5.250%	3/1/15	250	257
AvalonBay Communities Inc.	5.500%	1/15/12	356	372
AvalonBay Communities Inc.	6.125%	11/1/12	106	113
AvalonBay Communities Inc.	5.750%	9/15/16	275	282
Boston Properties LP	6.250%	1/15/13	1,400	1,493
Boston Properties LP	5.625%	4/15/15	1,375	1,410
Brandywine Operating Partnership LP	5.750%	4/1/12	550	552
Brandywine Operating Partnership LP	5.400%	11/1/14	875	817
Brandywine Operating Partnership LP	7.500%	5/15/15	1,400	1,422
Brandywine Operating Partnership LP	5.700%	5/1/17	275	247
Duke Realty LP	6.250%	5/15/13	2,350	2,405
Duke Realty LP	7.375%	2/15/15	925	983
Duke Realty LP	5.950%	2/15/17	1,300	1,212
Duke Realty LP	8.250%	8/15/19	875	918
ERP Operating LP	6.625%	3/15/12	1,150	1,228

35

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ERP Operating LP	5.500%	10/1/12	1,100	1,157
ERP Operating LP	5.250%	9/15/14	1,350	1,372
ERP Operating LP	5.125%	3/15/16	600	584
ERP Operating LP	5.375%	8/1/16	975	954
ERP Operating LP	5.750%	6/15/17	550	551
HCP Inc.	6.450%	6/25/12	2,075	2,159
HCP Inc.	5.650%	12/15/13	2,225	2,228
HCP Inc.	6.300%	9/15/16	950	929
HCP Inc.	6.000%	1/30/17	425	405
HCP Inc.	6.700%	1/30/18	1,700	1,655
Health Care REIT Inc.	6.000%	11/15/13	525	532
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,180
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,564
Hospitality Properties Trust	7.875%	8/15/14	1,375	1,422
Hospitality Properties Trust	5.125%	2/15/15	1,775	1,604
HRPT Properties Trust	6.250%	8/15/16	575	547
HRPT Properties Trust	6.250%	6/15/17	1,725	1,557
Kimco Realty Corp.	5.783%	3/15/16	400	395
Kimco Realty Corp.	6.875%	10/1/19	875	890
Liberty Property LP	5.125%	3/2/15	3,200	3,040
Liberty Property LP	5.500%	12/15/16	625	571
Mack-Cali Realty LP	7.750%	8/15/19	675	701
National Retail Properties Inc.	6.875%	10/15/17	2,700	2,607
Nationwide Health Properties Inc.	6.250%	2/1/13	1,400	1,432
ProLogis	5.625%	11/15/15	1,200	1,141
ProLogis	5.750%	4/1/16	1,025	962
ProLogis	5.625%	11/15/16	1,200	1,108
ProLogis	7.375%	10/30/19	2,075	2,055
Realty Income Corp.	6.750%	8/15/19	2,575	2,519
Regency Centers LP	6.750%	1/15/12	2,350	2,468
Regency Centers LP	5.250%	8/1/15	625	598
Simon Property Group LP	4.875%	8/15/10	1,875	1,906
Simon Property Group LP	5.600%	9/1/11	1,000	1,050
Simon Property Group LP	5.000%	3/1/12	1,050	1,085
Simon Property Group LP	5.300%	5/30/13	2,175	2,244
Simon Property Group LP	6.750%	5/15/14	6,350	6,766
Simon Property Group LP	5.750%	12/1/15	1,375	1,402
Simon Property Group LP	6.100%	5/1/16	150	153
Simon Property Group LP	5.250%	12/1/16	3,525	3,471
Simon Property Group LP	5.875%	3/1/17	1,375	1,388
Simon Property Group LP	6.125%	5/30/18	1,700	1,728
Tanger Properties LP	6.150%	11/15/15	1,250	1,224
				1,925,300
Industrial (10.3%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	1,500	1,605
Airgas Inc.	4.500%	9/15/14	800	814
Alcoa Inc.	6.000%	1/15/12	950	994
Alcoa Inc.	5.375%	1/15/13	1,150	1,192
Alcoa Inc.	6.000%	7/15/13	3,050	3,225
Alcoa Inc.	6.750%	7/15/18	100	102
Alcoa Inc.	5.720%	2/23/19	2,300	2,226
Alcoa Inc.	5.870%	2/23/22	550	511
Alcoa Inc.	5.900%	2/1/27	1,950	1,741
Alcoa Inc.	6.750%	1/15/28	200	192
Alcoa Inc.	5.950%	2/1/37	5,000	4,320
Allegheny Technologies Inc.	9.375%	6/1/19	2,975	3,391

36

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ArcelorMittal	5.375%	6/1/13	4,025	4,222
ArcelorMittal	9.000%	2/15/15	1,350	1,572
ArcelorMittal	6.125%	6/1/18	3,000	3,069
ArcelorMittal	9.850%	6/1/19	1,700	2,188
ArcelorMittal	7.000%	10/15/39	2,400	2,532
Barrick Australian Finance Pty Ltd.	5.950%	10/15/39	1,550	1,513
Barrick Gold Corp.	6.950%	4/1/19	2,200	2,490
Barrick Gold Finance Co.	4.875%	11/15/14	2,900	3,052
Barrick Gold Financeco LLC	6.125%	9/15/13	2,275	2,502
Barrick North America Finance LLC	6.800%	9/15/18	1,650	1,840
Barrick North America Finance LLC	7.500%	9/15/38	2,100	2,421
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	950	1,014
BHP Billiton Finance USA Ltd.	8.500%	12/1/12	175	205
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	2,450	2,599
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	5,125	5,624
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	1,550	1,678
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	350	374
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,900	5,635
Celulosa Arauco y Constitucion SA	5.125%	7/9/13	325	342
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,049
Commercial Metals Co.	6.500%	7/15/17	800	812
Commercial Metals Co.	7.350%	8/15/18	1,925	2,053
Cytec Industries Inc.	8.950%	7/1/17	550	653
Dow Chemical Co.	6.125%	2/1/11	3,650	3,810
Dow Chemical Co.	4.850%	8/15/12	5,050	5,306
Dow Chemical Co.	6.000%	10/1/12	500	538
Dow Chemical Co.	7.600%	5/15/14	4,375	4,979
Dow Chemical Co.	5.900%	2/15/15	12,300	13,232
Dow Chemical Co.	8.550%	5/15/19	4,175	4,977
Dow Chemical Co.	7.375%	11/1/29	1,500	1,630
Dow Chemical Co.	9.400%	5/15/39	725	966
Eastman Chemical Co.	7.250%	1/15/24	3,025	3,279
Eastman Chemical Co.	7.600%	2/1/27	675	741
EI du Pont de Nemours & Co.	4.750%	11/15/12	1,400	1,508
EI du Pont de Nemours & Co.	5.000%	1/15/13	4,525	4,865
EI du Pont de Nemours & Co.	5.000%	7/15/13	2,375	2,573
EI du Pont de Nemours & Co.	5.875%	1/15/14	4,055	4,479
EI du Pont de Nemours & Co.	5.250%	12/15/16	225	239
EI du Pont de Nemours & Co.	6.000%	7/15/18	7,275	7,956
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	570
Freeport-McMoRan Copper & Gold Inc.	8.250%	4/1/15	3,550	3,843
Freeport-McMoRan Copper & Gold Inc.	8.375%	4/1/17	4,800	5,250
ICI Wilmington Inc.	5.625%	12/1/13	200	209
International Paper Co.	5.300%	4/1/15	1,600	1,645
International Paper Co.	7.950%	6/15/18	3,275	3,766
International Paper Co.	9.375%	5/15/19	4,800	5,962
International Paper Co.	7.500%	8/15/21	4,600	5,135
International Paper Co.	7.300%	11/15/39	2,225	2,356
Lubrizol Corp.	5.500%	10/1/14	2,100	2,236
Lubrizol Corp.	8.875%	2/1/19	1,075	1,324
Lubrizol Corp.	6.500%	10/1/34	4,000	4,107
Monsanto Co.	7.375%	8/15/12	475	538
Monsanto Co.	5.125%	4/15/18	850	884
Monsanto Co.	5.875%	4/15/38	4,300	4,476
4 Mosaic Co.	7.375%	12/1/14	1,475	1,575
4 Mosaic Co.	7.625%	12/1/16	3,349	3,608
Newmont Mining Corp.	5.125%	10/1/19	1,000	1,003

37

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newmont Mining Corp.	5.875%	4/1/35	750	716
Newmont Mining Corp.	6.250%	10/1/39	3,150	3,156
Nucor Corp.	5.000%	12/1/12	200	216
Nucor Corp.	5.000%	6/1/13	100	106
Nucor Corp.	5.750%	12/1/17	425	457
Nucor Corp.	5.850%	6/1/18	1,725	1,857
Nucor Corp.	6.400%	12/1/37	1,225	1,323
Placer Dome Inc.	6.450%	10/15/35	1,050	1,052
Plum Creek Timberlands LP	5.875%	11/15/15	1,250	1,280
Potash Corp. of Saskatchewan Inc.	7.750%	5/31/11	3,325	3,605
Potash Corp. of Saskatchewan Inc.	4.875%	3/1/13	1,050	1,105
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	2,000	1,996
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	2,550	2,497
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	197
PPG Industries Inc.	5.750%	3/15/13	1,050	1,121
PPG Industries Inc.	6.650%	3/15/18	950	1,034
Praxair Inc.	6.375%	4/1/12	525	576
Praxair Inc.	1.750%	11/15/12	1,050	1,044
Praxair Inc.	3.950%	6/1/13	200	209
Praxair Inc.	4.375%	3/31/14	825	870
Praxair Inc.	5.250%	11/15/14	2,000	2,185
Praxair Inc.	4.625%	3/30/15	100	107
Praxair Inc.	5.200%	3/15/17	325	342
Praxair Inc.	4.500%	8/15/19	1,600	1,614
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	100
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	86
Rio Tinto Alcan Inc.	6.450%	3/15/11	550	576
Rio Tinto Alcan Inc.	4.875%	9/15/12	600	633
Rio Tinto Alcan Inc.	4.500%	5/15/13	1,850	1,896
Rio Tinto Alcan Inc.	5.200%	1/15/14	200	212
Rio Tinto Alcan Inc.	5.000%	6/1/15	250	254
Rio Tinto Alcan Inc.	6.125%	12/15/33	2,725	2,721
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	6,175	6,671
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	4,625	5,538
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	3,000	3,279
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,700	4,685
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	1,375	1,541
3 Rohm & Haas Holdings Ltd.	9.800%	4/15/20	619	691
Rohm and Haas Co.	6.000%	9/15/17	2,325	2,391
Sherwin-Williams Co.	3.125%	12/15/14	1,350	1,341
Southern Copper Corp.	7.500%	7/27/35	2,500	2,414
Vale Inco Ltd.	7.750%	5/15/12	175	191
Vale Inco Ltd.	5.700%	10/15/15	1,200	1,212
Vale Inco Ltd.	7.200%	9/15/32	325	325
Vale Overseas Ltd.	6.250%	1/11/16	625	658
Vale Overseas Ltd.	6.250%	1/23/17	1,425	1,494
Vale Overseas Ltd.	5.625%	9/15/19	1,525	1,523
Vale Overseas Ltd.	8.250%	1/17/34	800	921
Vale Overseas Ltd.	6.875%	11/21/36	5,325	5,370
Vale Overseas Ltd.	6.875%	11/10/39	2,275	2,283
Valspar Corp.	7.250%	6/15/19	400	433
WMC Finance USA Ltd.	5.125%	5/15/13	575	616
Xstrata Canada Corp.	7.350%	6/5/12	475	513
Xstrata Canada Corp.	7.250%	7/15/12	1,375	1,486
Xstrata Canada Corp.	5.375%	6/1/15	100	104
Xstrata Canada Corp.	6.000%	10/15/15	325	343
Xstrata Canada Corp.	5.500%	6/15/17	1,975	1,906

38

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capital Goods (1.0%)
3M Co.	4.500%	11/1/11	575	609
3M Co.	6.375%	2/15/28	1,300	1,440
3M Co.	5.700%	3/15/37	1,450	1,521
4 Acuity Brands Lighting Inc.	6.000%	12/15/19	800	769
Allied Waste North America Inc.	7.125%	5/15/16	6,550	6,976
4 BAE Systems Holdings Inc.	5.200%	8/15/15	100	105
Bemis Co. Inc.	4.875%	4/1/12	575	596
Bemis Co. Inc.	5.650%	8/1/14	7,225	7,708
Black & Decker Corp.	7.125%	6/1/11	375	399
Black & Decker Corp.	5.750%	11/15/16	625	643
Boeing Capital Corp.	6.500%	2/15/12	4,425	4,837
Boeing Capital Corp.	5.800%	1/15/13	1,475	1,610
Boeing Capital Corp.	3.250%	10/27/14	1,000	991
Boeing Co.	1.875%	11/20/12	2,050	2,040
Boeing Co.	5.000%	3/15/14	100	108
Boeing Co.	3.500%	2/15/15	3,250	3,264
Boeing Co.	6.000%	3/15/19	725	787
Boeing Co.	4.875%	2/15/20	950	954
Boeing Co.	8.750%	8/15/21	200	259
Boeing Co.	7.250%	6/15/25	1,025	1,146
Boeing Co.	8.750%	9/15/31	300	399
Boeing Co.	6.125%	2/15/33	225	233
Boeing Co.	6.625%	2/15/38	525	583
Boeing Co.	5.875%	2/15/40	1,075	1,114
Caterpillar Financial Services Corp.	5.125%	10/12/11	100	106
Caterpillar Financial Services Corp.	4.850%	12/7/12	100	108
Caterpillar Financial Services Corp.	4.250%	2/8/13	1,725	1,785
Caterpillar Financial Services Corp.	6.125%	2/17/14	9,400	10,488
Caterpillar Financial Services Corp.	4.750%	2/17/15	1,350	1,415
Caterpillar Financial Services Corp.	4.625%	6/1/15	775	799
Caterpillar Financial Services Corp.	7.150%	2/15/19	10,525	12,133
Caterpillar Inc.	7.000%	12/15/13	425	495
Caterpillar Inc.	6.625%	7/15/28	200	223
Caterpillar Inc.	7.300%	5/1/31	675	802
Caterpillar Inc.	6.050%	8/15/36	1,075	1,141
Caterpillar Inc.	8.250%	12/15/38	200	266
Caterpillar Inc.	6.950%	5/1/42	325	356
Caterpillar Inc.	7.375%	3/1/97	1,825	1,935
Cooper US Inc.	5.250%	11/15/12	1,275	1,370
Cooper US Inc.	5.450%	4/1/15	525	566
CRH America Inc.	5.625%	9/30/11	1,250	1,312
CRH America Inc.	6.950%	3/15/12	1,825	1,970
CRH America Inc.	5.300%	10/15/13	450	470
CRH America Inc.	6.000%	9/30/16	4,750	4,942
CRH America Inc.	8.125%	7/15/18	3,275	3,823
Danaher Corp.	5.625%	1/15/18	850	912
Deere & Co.	6.950%	4/25/14	3,925	4,540
Deere & Co.	4.375%	10/16/19	3,225	3,235
Deere & Co.	5.375%	10/16/29	1,800	1,798
Deere & Co.	8.100%	5/15/30	1,525	1,944
Deere & Co.	7.125%	3/3/31	975	1,153
Dover Corp.	5.450%	3/15/18	2,250	2,373
Dover Corp.	5.375%	10/15/35	100	98
Dover Corp.	6.600%	3/15/38	975	1,107
Eaton Corp.	4.900%	5/15/13	850	896
Eaton Corp.	5.600%	5/15/18	1,755	1,846

39

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Embraer Overseas Ltd.	6.375%	1/24/17	1,450	1,466
Embraer Overseas Ltd.	6.375%	1/15/20	575	573
Emerson Electric Co.	7.125%	8/15/10	1,225	1,273
Emerson Electric Co.	4.625%	10/15/12	1,800	1,923
Emerson Electric Co.	4.500%	5/1/13	1,275	1,350
Emerson Electric Co.	5.250%	10/15/18	2,200	2,324
Emerson Electric Co.	4.875%	10/15/19	900	927
Emerson Electric Co.	4.250%	11/15/20	950	922
Emerson Electric Co.	5.250%	11/15/39	2,875	2,776
General Dynamics Corp.	4.250%	5/15/13	2,850	3,014
General Dynamics Corp.	5.250%	2/1/14	900	987
General Electric Co.	5.000%	2/1/13	9,475	10,035
General Electric Co.	5.250%	12/6/17	16,775	17,115
Goodrich Corp.	6.125%	3/1/19	3,600	3,934
Harsco Corp.	5.750%	5/15/18	1,800	1,772
Honeywell International Inc.	6.125%	11/1/11	825	900
Honeywell International Inc.	5.625%	8/1/12	1,300	1,424
Honeywell International Inc.	4.250%	3/1/13	475	500
Honeywell International Inc.	3.875%	2/15/14	575	599
Honeywell International Inc.	5.400%	3/15/16	425	461
Honeywell International Inc.	5.300%	3/15/17	1,375	1,443
Honeywell International Inc.	5.300%	3/1/18	175	185
Honeywell International Inc.	5.000%	2/15/19	2,375	2,465
Honeywell International Inc.	5.700%	3/15/36	700	721
Honeywell International Inc.	5.700%	3/15/37	350	358
Illinois Tool Works Inc.	5.150%	4/1/14	1,950	2,125
Illinois Tool Works Inc.	6.250%	4/1/19	2,650	2,974
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	1,425	1,535
Ingersoll-Rand Global Holding Co. Ltd.	9.500%	4/15/14	5,175	6,219
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	1,850	2,058
John Deere Capital Corp.	5.400%	10/17/11	2,075	2,213
John Deere Capital Corp.	5.350%	1/17/12	1,200	1,283
John Deere Capital Corp.	7.000%	3/15/12	2,525	2,810
John Deere Capital Corp.	5.250%	10/1/12	1,000	1,076
John Deere Capital Corp.	4.950%	12/17/12	975	1,053
John Deere Capital Corp.	4.900%	9/9/13	2,925	3,143
John Deere Capital Corp.	5.500%	4/13/17	150	158
John Deere Capital Corp.	5.750%	9/10/18	1,275	1,383
Joy Global Inc.	6.000%	11/15/16	575	588
4 L-3 Communications Corp.	5.200%	10/15/19	1,375	1,373
Lafarge SA	6.150%	7/15/11	225	235
Lafarge SA	6.500%	7/15/16	2,200	2,327
Lafarge SA	7.125%	7/15/36	3,725	3,927
Lockheed Martin Corp.	4.121%	3/14/13	625	655
Lockheed Martin Corp.	7.650%	5/1/16	1,950	2,339
Lockheed Martin Corp.	4.250%	11/15/19	900	873
Lockheed Martin Corp.	7.750%	5/1/26	100	120
Lockheed Martin Corp.	6.150%	9/1/36	3,075	3,270
Lockheed Martin Corp.	5.500%	11/15/39	900	889
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	1,905
Northrop Grumman Systems Corp.	7.125%	2/15/11	2,500	2,653
Northrop Grumman Systems Corp.	7.750%	3/1/16	250	297
Northrop Grumman Systems Corp.	7.875%	3/1/26	525	636
Northrop Grumman Systems Corp.	7.750%	2/15/31	150	185
Parker Hannifin Corp.	5.500%	5/15/18	450	478
Parker Hannifin Corp.	6.250%	5/15/38	550	592
Raytheon Co.	5.500%	11/15/12	925	1,014

40

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Raytheon Co.	6.400%	12/15/18	100	114
	Raytheon Co.	4.400%	2/15/20	500	494
	Raytheon Co.	7.200%	8/15/27	1,225	1,452
	Republic Services Inc.	6.750%	8/15/11	625	657
4	Republic Services Inc.	5.500%	9/15/19	1,000	1,016
4	Republic Services Inc.	5.250%	11/15/21	3,375	3,306
	Republic Services Inc.	6.086%	3/15/35	825	784
	Rockwell Automation Inc.	5.650%	12/1/17	600	638
	Rockwell Automation Inc.	6.700%	1/15/28	425	451
	Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,553
	Rockwell Collins Inc.	5.250%	7/15/19	275	289
	Roper Industries Inc.	6.625%	8/15/13	3,175	3,465
	Roper Industries Inc.	6.250%	9/1/19	1,500	1,562
3,4	Systems 2001 AT LLC	7.156%	12/15/11	333	346
	Textron Inc.	5.600%	12/1/17	325	314
	Tyco International Finance SA	6.750%	2/15/11	3,625	3,809
	Tyco International Finance SA	6.375%	10/15/11	2,750	2,946
	Tyco International Finance SA	6.000%	11/15/13	1,275	1,395
	Tyco International Ltd./
	Tyco International Finance SA	7.000%	12/15/19	2,375	2,677
	United Technologies Corp.	6.350%	3/1/11	2,534	2,688
	United Technologies Corp.	6.100%	5/15/12	175	192
	United Technologies Corp.	4.875%	5/1/15	200	216
	United Technologies Corp.	5.375%	12/15/17	3,675	3,937
	United Technologies Corp.	6.125%	2/1/19	2,350	2,603
	United Technologies Corp.	6.700%	8/1/28	325	366
	United Technologies Corp.	7.500%	9/15/29	825	1,004
	United Technologies Corp.	5.400%	5/1/35	2,025	2,015
	United Technologies Corp.	6.050%	6/1/36	1,525	1,624
	United Technologies Corp.	6.125%	7/15/38	625	673
	Vulcan Materials Co.	6.300%	6/15/13	950	1,011
	Vulcan Materials Co.	7.000%	6/15/18	1,550	1,679
	Waste Management Inc.	6.375%	11/15/12	325	358
	Waste Management Inc.	5.000%	3/15/14	350	370
	Waste Management Inc.	6.375%	3/11/15	225	250
	Waste Management Inc.	7.375%	3/11/19	3,750	4,358
	Waste Management Inc.	7.100%	8/1/26	325	352
	Waste Management Inc.	7.750%	5/15/32	100	117
	Waste Management Inc.	6.125%	11/30/39	175	176

	Communication (2.4%)
	America Movil SAB de CV	5.500%	3/1/14	650	692
	America Movil SAB de CV	5.750%	1/15/15	1,375	1,456
	America Movil SAB de CV	6.375%	3/1/35	2,275	2,365
	America Movil SAB de CV	6.125%	11/15/37	1,575	1,577
4	American Tower Corp.	4.625%	4/1/15	475	479
	AT&T Corp.	7.300%	11/15/11	3,425	3,776
	AT&T Corp.	8.000%	11/15/31	7,075	8,651
	AT&T Inc.	6.250%	3/15/11	3,500	3,705
	AT&T Inc.	5.875%	2/1/12	1,975	2,139
	AT&T Inc.	5.875%	8/15/12	1,925	2,110
	AT&T Inc.	4.950%	1/15/13	4,450	4,755
	AT&T Inc.	6.700%	11/15/13	5,325	6,024
	AT&T Inc.	4.850%	2/15/14	4,200	4,487
	AT&T Inc.	5.100%	9/15/14	7,025	7,594
	AT&T Inc.	5.625%	6/15/16	5,225	5,600
	AT&T Inc.	5.500%	2/1/18	1,600	1,681

41

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	5.600%	5/15/18	1,150	1,214
AT&T Inc.	5.800%	2/15/19	7,775	8,321
AT&T Inc.	6.450%	6/15/34	2,025	2,079
AT&T Inc.	6.500%	9/1/37	11,200	11,604
AT&T Inc.	6.300%	1/15/38	4,575	4,657
AT&T Inc.	6.400%	5/15/38	2,675	2,769
AT&T Inc.	6.550%	2/15/39	6,700	7,074
AT&T Mobility LLC	6.500%	12/15/11	1,875	2,041
AT&T Mobility LLC	7.125%	12/15/31	3,575	4,022
Bellsouth Capital Funding Corp.	7.875%	2/15/30	3,200	3,637
BellSouth Corp.	5.200%	9/15/14	425	456
BellSouth Corp.	5.200%	12/15/16	1,875	1,931
BellSouth Corp.	6.875%	10/15/31	1,625	1,688
BellSouth Corp.	6.550%	6/15/34	1,750	1,753
BellSouth Corp.	6.000%	11/15/34	1,175	1,133
BellSouth Telecommunications Inc.	6.375%	6/1/28	2,750	2,732
British Telecommunications PLC	9.125%	12/15/10	2,750	2,945
British Telecommunications PLC	5.150%	1/15/13	825	861
British Telecommunications PLC	5.950%	1/15/18	4,525	4,601
British Telecommunications PLC	9.625%	12/15/30	4,725	6,055
CBS Corp.	6.625%	5/15/11	1,375	1,440
CBS Corp.	5.625%	8/15/12	1,100	1,145
CBS Corp.	4.625%	5/15/18	100	91
CBS Corp.	8.875%	5/15/19	1,100	1,316
CBS Corp.	7.875%	7/30/30	450	486
CBS Corp.	5.500%	5/15/33	200	167
Cellco Partnership/Verizon Wireless Capital LLC	3.750%	5/20/11	3,625	3,739
Cellco Partnership/Verizon Wireless Capital LLC	5.250%	2/1/12	3,050	3,232
Cellco Partnership/Verizon Wireless Capital LLC	7.375%	11/15/13	9,275	10,664
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	7,694	8,384
Cellco Partnership/Verizon Wireless Capital LLC	8.500%	11/15/18	8,950	11,179
CenturyTel Inc.	6.000%	4/1/17	100	102
CenturyTel Inc.	6.150%	9/15/19	1,675	1,728
CenturyTel Inc.	6.875%	1/15/28	300	279
CenturyTel Inc.	7.600%	9/15/39	1,800	1,857
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	55	63
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,605
Comcast Cable Communications LLC	6.750%	1/30/11	5,325	5,623
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,175
Comcast Corp.	5.500%	3/15/11	850	888
Comcast Corp.	5.300%	1/15/14	1,850	1,979
Comcast Corp.	6.500%	1/15/15	1,350	1,515
Comcast Corp.	5.900%	3/15/16	6,650	7,135
Comcast Corp.	6.500%	1/15/17	150	166
Comcast Corp.	6.300%	11/15/17	3,475	3,805
Comcast Corp.	5.875%	2/15/18	3,800	4,049
Comcast Corp.	5.700%	5/15/18	1,875	1,978
Comcast Corp.	5.700%	7/1/19	1,275	1,333
Comcast Corp.	6.500%	11/15/35	7,425	7,675
Comcast Corp.	6.950%	8/15/37	2,000	2,187
Comcast Corp.	6.400%	5/15/38	1,975	2,026
COX Communications Inc.	6.750%	3/15/11	3,325	3,498
COX Communications Inc.	7.125%	10/1/12	2,625	2,906
COX Communications Inc.	5.450%	12/15/14	8,200	8,791
COX Communications Inc.	5.500%	10/1/15	100	107
Deutsche Telekom International Finance BV	5.875%	8/20/13	5,400	5,828
Deutsche Telekom International Finance BV	4.875%	7/8/14	1,775	1,866

42

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,669
Deutsche Telekom International Finance BV	6.750%	8/20/18	100	111
Deutsche Telekom International Finance BV	6.000%	7/8/19	2,525	2,687
Deutsche Telekom International Finance BV	8.750%	6/15/30	5,950	7,715
4 DirecTV Holdings LLC/DirecTV Financing Co. Inc.	4.750%	10/1/14	2,575	2,620
DirecTV Holdings LLC/DirecTV Financing Co. Inc.	7.625%	5/15/16	750	818
4 DirecTV Holdings LLC/DirecTV Financing Co. Inc.	5.875%	10/1/19	12,975	13,106
Embarq Corp.	7.082%	6/1/16	6,050	6,620
Embarq Corp.	7.995%	6/1/36	2,869	3,124
France Telecom SA	7.750%	3/1/11	7,800	8,388
France Telecom SA	4.375%	7/8/14	1,850	1,938
France Telecom SA	5.375%	7/8/19	1,725	1,821
France Telecom SA	8.500%	3/1/31	5,175	6,876
Grupo Televisa SA	6.625%	3/18/25	1,300	1,285
Grupo Televisa SA	8.500%	3/11/32	200	234
4 Grupo Televisa SA	6.625%	1/15/40	850	834
GTE Corp.	8.750%	11/1/21	950	1,179
GTE Corp.	6.940%	4/15/28	1,050	1,089
Koninklijke KPN NV	8.375%	10/1/30	1,550	1,954
McGraw-Hill Cos. Inc.	5.375%	11/15/12	750	792
McGraw-Hill Cos. Inc.	5.900%	11/15/17	1,750	1,790
McGraw-Hill Cos. Inc.	6.550%	11/15/37	1,600	1,563
New Cingular Wireless Services Inc.	7.875%	3/1/11	5,675	6,102
New Cingular Wireless Services Inc.	8.125%	5/1/12	4,175	4,715
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,600	3,362
News America Holdings Inc.	8.000%	10/17/16	1,450	1,717
News America Holdings Inc.	7.700%	10/30/25	200	216
News America Holdings Inc.	8.150%	10/17/36	625	700
News America Holdings Inc.	7.750%	12/1/45	425	480
News America Inc.	5.300%	12/15/14	4,650	5,041
News America Inc.	6.550%	3/15/33	4,500	4,672
News America Inc.	6.200%	12/15/34	5,500	5,475
News America Inc.	6.400%	12/15/35	7,100	7,295
4 News America Inc.	6.900%	8/15/39	1,850	2,015
Omnicom Group Inc.	5.900%	4/15/16	225	238
Pacific Bell Telephone Co.	7.125%	3/15/26	425	468
Qwest Corp.	7.875%	9/1/11	4,200	4,394
Qwest Corp.	8.875%	3/15/12	1,725	1,859
Qwest Corp.	7.500%	10/1/14	2,625	2,717
Qwest Corp.	6.500%	6/1/17	1,125	1,097
Qwest Corp.	7.500%	6/15/23	1,325	1,245
Qwest Corp.	6.875%	9/15/33	2,900	2,508
Reed Elsevier Capital Inc.	4.625%	6/15/12	375	388
Reed Elsevier Capital Inc.	7.750%	1/15/14	1,300	1,469
Reed Elsevier Capital Inc.	8.625%	1/15/19	1,275	1,562
Rogers Communications Inc.	7.250%	12/15/12	850	957
Rogers Communications Inc.	6.375%	3/1/14	5,325	5,887
Rogers Communications Inc.	5.500%	3/15/14	1,750	1,890
Rogers Communications Inc.	6.800%	8/15/18	10,400	11,629
Rogers Communications Inc.	7.500%	8/15/38	100	117
RR Donnelley & Sons Co.	4.950%	4/1/14	400	395
RR Donnelley & Sons Co.	5.500%	5/15/15	425	421
RR Donnelley & Sons Co.	8.600%	8/15/16	4,000	4,328
RR Donnelley & Sons Co.	6.125%	1/15/17	2,000	1,950
TCI Communications Inc.	8.750%	8/1/15	4,175	5,003
TCI Communications Inc.	7.875%	2/15/26	300	340
Telecom Italia Capital SA	4.875%	10/1/10	750	767

43

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	6.200%	7/18/11	5,525	5,856
Telecom Italia Capital SA	5.250%	11/15/13	6,750	7,117
Telecom Italia Capital SA	6.175%	6/18/14	1,475	1,612
Telecom Italia Capital SA	4.950%	9/30/14	7,475	7,767
Telecom Italia Capital SA	5.250%	10/1/15	3,500	3,670
Telecom Italia Capital SA	6.999%	6/4/18	200	219
Telecom Italia Capital SA	7.175%	6/18/19	4,150	4,645
Telecom Italia Capital SA	6.375%	11/15/33	2,875	2,836
Telecom Italia Capital SA	6.000%	9/30/34	200	188
Telecom Italia Capital SA	7.200%	7/18/36	1,100	1,184
Telecom Italia Capital SA	7.721%	6/4/38	325	374
Telefonica Emisiones SAU	5.984%	6/20/11	2,625	2,784
Telefonica Emisiones SAU	5.855%	2/4/13	525	569
Telefonica Emisiones SAU	4.949%	1/15/15	3,775	4,064
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,538
Telefonica Emisiones SAU	5.877%	7/15/19	7,375	7,897
Telefonica Emisiones SAU	7.045%	6/20/36	2,175	2,479
Telefonica Europe BV	8.250%	9/15/30	1,500	1,879
Telefonos de Mexico SAB de CV	5.500%	1/27/15	5,725	5,926
TELUS Corp.	8.000%	6/1/11	1,137	1,232
Thomson Reuters Corp.	6.200%	1/5/12	1,525	1,647
Thomson Reuters Corp.	5.950%	7/15/13	725	795
Thomson Reuters Corp.	5.700%	10/1/14	5,075	5,573
Thomson Reuters Corp.	6.500%	7/15/18	250	282
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,608
Thomson Reuters Corp.	5.500%	8/15/35	1,500	1,433
Time Warner Cable Inc.	5.400%	7/2/12	1,925	2,055
Time Warner Cable Inc.	6.200%	7/1/13	2,775	3,035
Time Warner Cable Inc.	8.250%	2/14/14	1,225	1,429
Time Warner Cable Inc.	7.500%	4/1/14	2,475	2,853
Time Warner Cable Inc.	3.500%	2/1/15	925	913
Time Warner Cable Inc.	5.850%	5/1/17	7,600	7,974
Time Warner Cable Inc.	6.750%	7/1/18	9,250	10,199
Time Warner Cable Inc.	8.750%	2/14/19	3,100	3,780
Time Warner Cable Inc.	8.250%	4/1/19	11,050	13,149
Time Warner Cable Inc.	5.000%	2/1/20	1,900	1,847
Time Warner Cable Inc.	6.550%	5/1/37	975	996
Time Warner Cable Inc.	6.750%	6/15/39	2,365	2,479
Time Warner Entertainment Co. LP	10.150%	5/1/12	375	429
Time Warner Entertainment Co. LP	8.875%	10/1/12	550	632
Time Warner Entertainment Co. LP	8.375%	3/15/23	800	956
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,975	3,547
United States Cellular Corp.	6.700%	12/15/33	1,025	1,003
Verizon Communications Inc.	5.350%	2/15/11	1,800	1,881
Verizon Communications Inc.	4.350%	2/15/13	200	210
Verizon Communications Inc.	5.250%	4/15/13	4,575	4,958
Verizon Communications Inc.	4.900%	9/15/15	575	617
Verizon Communications Inc.	5.550%	2/15/16	3,675	3,932
Verizon Communications Inc.	5.500%	2/15/18	17,750	18,470
Verizon Communications Inc.	6.100%	4/15/18	3,000	3,266
Verizon Communications Inc.	8.750%	11/1/18	1,775	2,247
Verizon Communications Inc.	6.350%	4/1/19	3,950	4,375
Verizon Communications Inc.	5.850%	9/15/35	5,150	5,006
Verizon Communications Inc.	6.250%	4/1/37	525	536
Verizon Communications Inc.	6.400%	2/15/38	2,075	2,191
Verizon Communications Inc.	6.900%	4/15/38	150	166
Verizon Communications Inc.	8.950%	3/1/39	4,300	5,859

44

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	7.350%	4/1/39	5,425	6,315
Verizon Global Funding Corp.	7.250%	12/1/10	175	185
Verizon Global Funding Corp.	6.875%	6/15/12	5,750	6,389
Verizon Global Funding Corp.	7.375%	9/1/12	1,700	1,919
Verizon Global Funding Corp.	4.375%	6/1/13	200	211
Verizon Global Funding Corp.	7.750%	12/1/30	2,375	2,807
Verizon Maryland Inc.	6.125%	3/1/12	100	107
Verizon Maryland Inc.	5.125%	6/15/33	175	136
Verizon New England Inc.	6.500%	9/15/11	1,450	1,557
Verizon New England Inc.	7.875%	11/15/29	1,225	1,334
Verizon New Jersey Inc.	5.875%	1/17/12	1,700	1,815
Verizon New York Inc.	6.875%	4/1/12	900	978
Verizon New York Inc.	7.375%	4/1/32	650	686
Verizon Pennsylvania Inc.	5.650%	11/15/11	2,900	3,082
Verizon Virginia Inc.	4.625%	3/15/13	1,725	1,795
Vodafone Group PLC	5.350%	2/27/12	1,375	1,469
Vodafone Group PLC	5.000%	12/16/13	475	503
Vodafone Group PLC	5.375%	1/30/15	1,500	1,613
Vodafone Group PLC	5.000%	9/15/15	425	448
Vodafone Group PLC	5.750%	3/15/16	1,825	1,969
Vodafone Group PLC	5.625%	2/27/17	4,150	4,428
Vodafone Group PLC	5.450%	6/10/19	3,100	3,207
Vodafone Group PLC	7.875%	2/15/30	1,525	1,829
Vodafone Group PLC	6.250%	11/30/32	2,675	2,693
Vodafone Group PLC	6.150%	2/27/37	2,625	2,718
Washington Post Co.	7.250%	2/1/19	875	961
WPP Finance UK	5.875%	6/15/14	6,125	6,213
WPP Finance UK	8.000%	9/15/14	625	702

Consumer Cyclical (1.0%)
AutoZone Inc.	5.750%	1/15/15	2,400	2,574
Best Buy Co. Inc.	6.750%	7/15/13	2,875	3,159
Costco Wholesale Corp.	5.500%	3/15/17	3,500	3,760
CVS Caremark Corp.	5.750%	8/15/11	875	931
CVS Caremark Corp.	4.875%	9/15/14	2,750	2,914
CVS Caremark Corp.	6.125%	8/15/16	2,375	2,560
CVS Caremark Corp.	5.750%	6/1/17	750	790
CVS Caremark Corp.	6.600%	3/15/19	4,525	4,936
CVS Caremark Corp.	6.250%	6/1/27	5,150	5,240
3 CVS Caremark Corp.	6.302%	6/1/37	1,550	1,332
Daimler Finance North America LLC	5.875%	3/15/11	200	209
Daimler Finance North America LLC	5.750%	9/8/11	3,050	3,224
Daimler Finance North America LLC	7.300%	1/15/12	7,050	7,660
Daimler Finance North America LLC	6.500%	11/15/13	7,100	7,791
Daimler Finance North America LLC	8.500%	1/18/31	4,700	5,717
Darden Restaurants Inc.	5.625%	10/15/12	2,675	2,855
Darden Restaurants Inc.	6.200%	10/15/17	1,850	1,956
Darden Restaurants Inc.	6.800%	10/15/37	950	982
Historic TW Inc.	9.125%	1/15/13	1,475	1,715
Historic TW Inc.	9.150%	2/1/23	3,425	4,186
Historic TW Inc.	6.625%	5/15/29	2,925	3,069
Home Depot Inc.	5.200%	3/1/11	325	339
Home Depot Inc.	5.250%	12/16/13	6,050	6,475
Home Depot Inc.	5.400%	3/1/16	6,900	7,198
Home Depot Inc.	5.875%	12/16/36	2,000	1,932
Johnson Controls Inc.	5.250%	1/15/11	1,000	1,043
Johnson Controls Inc.	6.000%	1/15/36	350	300

45

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kohl’s Corp.	6.250%	12/15/17	850	937
Kohl’s Corp.	6.000%	1/15/33	300	304
Kohl’s Corp.	6.875%	12/15/37	700	794
Lowe’s Cos. Inc.	5.600%	9/15/12	850	930
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,067
Lowe’s Cos. Inc.	6.100%	9/15/17	875	969
Lowe’s Cos. Inc.	6.875%	2/15/28	350	392
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,156
Lowe’s Cos. Inc.	5.800%	10/15/36	2,175	2,224
Marriott International Inc.	4.625%	6/15/12	1,000	1,012
Marriott International Inc.	5.625%	2/15/13	850	876
Marriott International Inc.	6.200%	6/15/16	550	559
Marriott International Inc.	6.375%	6/15/17	650	671
McDonald’s Corp.	6.000%	4/15/11	975	1,035
McDonald’s Corp.	5.300%	3/15/17	300	323
McDonald’s Corp.	5.800%	10/15/17	1,825	2,025
McDonald’s Corp.	5.350%	3/1/18	1,875	2,017
McDonald’s Corp.	5.000%	2/1/19	1,025	1,085
McDonald’s Corp.	6.300%	10/15/37	750	822
McDonald’s Corp.	6.300%	3/1/38	1,825	2,012
McDonald’s Corp.	5.700%	2/1/39	850	873
MDC Holdings Inc.	5.500%	5/15/13	750	753
Nordstrom Inc.	6.750%	6/1/14	175	194
Nordstrom Inc.	6.250%	1/15/18	525	570
Nordstrom Inc.	6.950%	3/15/28	425	460
Nordstrom Inc.	7.000%	1/15/38	475	526
PACCAR Financial Corp.	1.950%	12/17/12	2,150	2,124
PACCAR Inc.	6.875%	2/15/14	1,200	1,362
Staples Inc.	7.750%	4/1/11	5,800	6,231
Staples Inc.	9.750%	1/15/14	6,800	8,296
Target Corp.	6.350%	1/15/11	675	713
Target Corp.	5.875%	3/1/12	1,825	1,979
Target Corp.	5.125%	1/15/13	625	680
Target Corp.	4.000%	6/15/13	600	624
Target Corp.	5.875%	7/15/16	3,575	3,927
Target Corp.	5.375%	5/1/17	100	108
Target Corp.	6.000%	1/15/18	2,825	3,110
Target Corp.	7.000%	7/15/31	1,425	1,627
Target Corp.	6.350%	11/1/32	1,650	1,767
Target Corp.	6.500%	10/15/37	1,875	2,073
Target Corp.	7.000%	1/15/38	5,300	6,180
Time Warner Cos. Inc.	7.570%	2/1/24	325	354
Time Warner Cos. Inc.	6.950%	1/15/28	150	161
Time Warner Inc.	6.750%	4/15/11	2,450	2,599
Time Warner Inc.	5.500%	11/15/11	3,850	4,087
Time Warner Inc.	6.875%	5/1/12	1,825	1,998
Time Warner Inc.	5.875%	11/15/16	2,525	2,722
Time Warner Inc.	7.625%	4/15/31	3,100	3,624
Time Warner Inc.	7.700%	5/1/32	2,050	2,395
Time Warner Inc.	6.500%	11/15/36	1,900	1,990
TJX Cos. Inc.	6.950%	4/15/19	5,075	5,868
Toll Brothers Finance Corp.	6.875%	11/15/12	16	17
Toll Brothers Finance Corp.	5.950%	9/15/13	18	18
Toll Brothers Finance Corp.	5.150%	5/15/15	1,000	953
Toll Brothers Finance Corp.	6.750%	11/1/19	1,350	1,299
Toyota Motor Credit Corp.	4.350%	12/15/10	1,425	1,475
Toyota Motor Credit Corp.	5.450%	5/18/11	1,025	1,083

46

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
VF Corp.	5.950%	11/1/17	850	917
VF Corp.	6.450%	11/1/37	850	891
Viacom Inc.	4.375%	9/15/14	375	385
Viacom Inc.	6.250%	4/30/16	1,625	1,781
Viacom Inc.	6.125%	10/5/17	1,250	1,349
Viacom Inc.	5.625%	9/15/19	9,270	9,611
Viacom Inc.	6.875%	4/30/36	100	106
Wal-Mart Stores Inc.	4.125%	2/15/11	5,475	5,685
Wal-Mart Stores Inc.	4.250%	4/15/13	25	26
Wal-Mart Stores Inc.	4.550%	5/1/13	2,250	2,392
Wal-Mart Stores Inc.	7.250%	6/1/13	550	633
Wal-Mart Stores Inc.	3.200%	5/15/14	1,800	1,829
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,374
Wal-Mart Stores Inc.	5.375%	4/5/17	625	676
Wal-Mart Stores Inc.	5.800%	2/15/18	5,625	6,313
Wal-Mart Stores Inc.	5.875%	4/5/27	8,150	8,785
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	4,561
Wal-Mart Stores Inc.	5.250%	9/1/35	1,425	1,418
Wal-Mart Stores Inc.	6.500%	8/15/37	5,250	6,036
Wal-Mart Stores Inc.	6.200%	4/15/38	5,025	5,576
Walgreen Co.	4.875%	8/1/13	3,575	3,825
Walgreen Co.	5.250%	1/15/19	1,675	1,782
Walt Disney Co.	5.700%	7/15/11	4,500	4,812
Walt Disney Co.	6.375%	3/1/12	700	769
Walt Disney Co.	4.700%	12/1/12	100	108
Walt Disney Co.	4.500%	12/15/13	2,300	2,443
Walt Disney Co.	6.200%	6/20/14	2,000	2,236
Walt Disney Co.	5.625%	9/15/16	2,425	2,635
Walt Disney Co.	5.875%	12/15/17	1,875	2,023
Walt Disney Co.	7.000%	3/1/32	325	378
Western Union Co.	5.400%	11/17/11	225	240
Western Union Co.	6.500%	2/26/14	3,275	3,674
Western Union Co.	5.930%	10/1/16	1,825	1,981
Western Union Co.	6.200%	11/17/36	950	957
Yum! Brands Inc.	8.875%	4/15/11	950	1,031
Yum! Brands Inc.	7.700%	7/1/12	775	868
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,019
Yum! Brands Inc.	6.250%	4/15/16	100	107
Yum! Brands Inc.	6.250%	3/15/18	700	757
Yum! Brands Inc.	6.875%	11/15/37	1,350	1,463

Consumer Noncyclical (2.5%)
Abbott Laboratories	3.750%	3/15/11	1,725	1,780
Abbott Laboratories	5.600%	5/15/11	2,025	2,152
Abbott Laboratories	5.150%	11/30/12	1,100	1,205
Abbott Laboratories	4.350%	3/15/14	2,075	2,193
Abbott Laboratories	5.875%	5/15/16	4,900	5,435
Abbott Laboratories	5.600%	11/30/17	4,450	4,863
Abbott Laboratories	5.125%	4/1/19	925	969
Abbott Laboratories	6.150%	11/30/37	5,600	6,044
Abbott Laboratories	6.000%	4/1/39	575	613
Allergan Inc./United States	5.750%	4/1/16	400	432
Altria Group Inc.	8.500%	11/10/13	8,450	9,784
Altria Group Inc.	7.750%	2/6/14	4,600	5,224
Altria Group Inc.	9.700%	11/10/18	3,300	4,090
Altria Group Inc.	9.250%	8/6/19	75	91
Altria Group Inc.	9.950%	11/10/38	6,750	8,904

47

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Altria Group Inc.	10.200%	2/6/39	4,625	6,187
AmerisourceBergen Corp.	5.625%	9/15/12	425	457
AmerisourceBergen Corp.	5.875%	9/15/15	2,825	3,082
AmerisourceBergen Corp.	4.875%	11/15/19	975	967
Amgen Inc.	4.850%	11/18/14	3,575	3,850
Amgen Inc.	5.850%	6/1/17	5,750	6,303
Amgen Inc.	5.700%	2/1/19	1,350	1,456
Amgen Inc.	6.375%	6/1/37	1,350	1,476
Amgen Inc.	6.400%	2/1/39	4,225	4,645
Anheuser-Busch Cos. Inc.	6.000%	4/15/11	725	766
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	1,150	1,189
Anheuser-Busch Cos. Inc.	5.600%	3/1/17	1,375	1,423
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	2,950	3,020
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	775	831
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	2,905	2,778
4 Anheuser-Busch InBev Worldwide Inc.	3.000%	10/15/12	4,000	4,033
4 Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	4,000	4,050
4 Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	7,100	7,218
4 Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	375	391
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	122
Archer-Daniels-Midland Co.	5.450%	3/15/18	2,975	3,174
Archer-Daniels-Midland Co.	7.000%	2/1/31	1,075	1,240
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,775	1,801
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,850	1,790
Archer-Daniels-Midland Co.	6.450%	1/15/38	650	723
AstraZeneca PLC	5.400%	9/15/12	3,150	3,443
AstraZeneca PLC	5.400%	6/1/14	2,925	3,208
AstraZeneca PLC	5.900%	9/15/17	5,125	5,679
AstraZeneca PLC	6.450%	9/15/37	5,325	5,970
Baxter FinCo BV	4.750%	10/15/10	1,950	2,010
Baxter International Inc.	5.900%	9/1/16	875	972
Baxter International Inc.	6.250%	12/1/37	3,675	3,991
Becton Dickinson and Co.	5.000%	5/15/19	450	466
Biogen Idec Inc.	6.000%	3/1/13	750	807
Biogen Idec Inc.	6.875%	3/1/18	4,300	4,586
Bottling Group LLC	4.625%	11/15/12	5,025	5,408
Bottling Group LLC	5.000%	11/15/13	2,700	2,917
Bottling Group LLC	6.950%	3/15/14	4,225	4,897
Bottling Group LLC	5.500%	4/1/16	1,925	2,081
Bristol-Myers Squibb Co.	5.250%	8/15/13	650	708
Bristol-Myers Squibb Co.	5.450%	5/1/18	800	863
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	120
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	114
Bristol-Myers Squibb Co.	5.875%	11/15/36	3,100	3,251
Bristol-Myers Squibb Co.	6.125%	5/1/38	625	681
Bristol-Myers Squibb Co.	6.875%	8/1/97	325	355
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	570
Bunge Ltd. Finance Corp.	8.500%	6/15/19	775	881
Campbell Soup Co.	6.750%	2/15/11	2,100	2,238
Cardinal Health Inc.	5.650%	6/15/12	17	18
Cardinal Health Inc.	4.000%	6/15/15	100	98
4 CareFusion Corp.	4.125%	8/1/12	350	362
4 CareFusion Corp.	5.125%	8/1/14	1,985	2,087
4 CareFusion Corp.	6.375%	8/1/19	4,850	5,242
Cia de Bebidas das Americas	10.500%	12/15/11	1,375	1,585
Cia de Bebidas das Americas	8.750%	9/15/13	1,450	1,686
Clorox Co.	4.200%	1/15/10	425	425

48

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Clorox Co.	5.450%	10/15/12	2,135	2,305
Clorox Co.	5.000%	1/15/15	525	556
Clorox Co.	3.550%	11/1/15	1,850	1,842
Coca-Cola Co.	5.350%	11/15/17	2,700	2,931
Coca-Cola Co.	4.875%	3/15/19	4,600	4,811
Coca-Cola Enterprises Inc.	5.000%	8/15/13	2,900	3,129
Coca-Cola Enterprises Inc.	7.375%	3/3/14	4,425	5,159
Coca-Cola Enterprises Inc.	4.250%	3/1/15	100	105
Coca-Cola Enterprises Inc.	4.500%	8/15/19	900	904
Coca-Cola Enterprises Inc.	8.500%	2/1/22	3,250	4,159
Coca-Cola Enterprises Inc.	7.000%	10/1/26	1,525	1,774
Coca-Cola Enterprises Inc.	6.950%	11/15/26	1,050	1,191
Coca-Cola Enterprises Inc.	6.750%	9/15/28	475	539
Coca-Cola HBC Finance BV	5.125%	9/17/13	325	348
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,805
ConAgra Foods Inc.	6.750%	9/15/11	22	24
ConAgra Foods Inc.	5.875%	4/15/14	1,295	1,410
ConAgra Foods Inc.	5.819%	6/15/17	225	235
ConAgra Foods Inc.	7.125%	10/1/26	450	488
ConAgra Foods Inc.	7.000%	10/1/28	250	266
ConAgra Foods Inc.	8.250%	9/15/30	500	598
Covidien International Finance SA	5.450%	10/15/12	725	788
Covidien International Finance SA	6.000%	10/15/17	1,525	1,644
Covidien International Finance SA	6.550%	10/15/37	3,980	4,451
CR Bard Inc.	6.700%	12/1/26	1,800	1,916
Delhaize America Inc.	9.000%	4/15/31	625	801
Delhaize Group SA	5.875%	2/1/14	1,400	1,499
Diageo Capital PLC	5.200%	1/30/13	2,425	2,597
Diageo Capital PLC	7.375%	1/15/14	3,100	3,581
Diageo Capital PLC	5.500%	9/30/16	425	452
Diageo Capital PLC	5.750%	10/23/17	2,500	2,697
Diageo Capital PLC	5.875%	9/30/36	200	208
Diageo Finance BV	5.300%	10/28/15	1,800	1,944
Diageo Investment Corp.	9.000%	8/15/11	1,050	1,168
Diageo Investment Corp.	7.450%	4/15/35	200	239
Dr Pepper Snapple Group Inc.	1.700%	12/21/11	1,125	1,124
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	1,125	1,128
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	525	575
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,600	1,806
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	501
Eli Lilly & Co.	3.550%	3/6/12	3,100	3,226
Eli Lilly & Co.	6.000%	3/15/12	950	1,038
Eli Lilly & Co.	4.200%	3/6/14	2,200	2,315
Eli Lilly & Co.	5.200%	3/15/17	2,625	2,783
Eli Lilly & Co.	5.500%	3/15/27	2,150	2,172
Eli Lilly & Co.	5.550%	3/15/37	200	202
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	194
Express Scripts Inc.	5.250%	6/15/12	1,625	1,729
Express Scripts Inc.	6.250%	6/15/14	4,700	5,150
Express Scripts Inc.	7.250%	6/15/19	650	741
Fortune Brands Inc.	5.125%	1/15/11	1,475	1,518
Fortune Brands Inc.	3.000%	6/1/12	3,200	3,174
Fortune Brands Inc.	6.375%	6/15/14	1,300	1,390
Fortune Brands Inc.	5.375%	1/15/16	1,500	1,507
Fortune Brands Inc.	5.875%	1/15/36	875	750
Genentech Inc.	4.750%	7/15/15	800	855
Genentech Inc.	5.250%	7/15/35	300	287
49

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Mills Inc.	6.000%	2/15/12	5,525	5,980
General Mills Inc.	5.650%	9/10/12	625	681
General Mills Inc.	5.250%	8/15/13	1,650	1,783
General Mills Inc.	5.200%	3/17/15	2,000	2,147
General Mills Inc.	5.700%	2/15/17	8,025	8,713
General Mills Inc.	5.650%	2/15/19	1,125	1,200
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	4,125	4,407
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,800	1,900
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	4,850	5,225
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	950	911
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	10,680	11,873
Hasbro Inc.	6.300%	9/15/17	2,125	2,246
Hershey Co.	5.450%	9/1/16	425	446
HJ Heinz Co.	5.350%	7/15/13	625	673
HJ Heinz Finance Co.	6.625%	7/15/11	2,175	2,330
HJ Heinz Finance Co.	6.750%	3/15/32	1,325	1,388
Hospira Inc.	5.900%	6/15/14	500	542
Hospira Inc.	6.400%	5/15/15	275	305
Hospira Inc.	6.050%	3/30/17	100	105
Johnson & Johnson	5.150%	8/15/12	1,525	1,666
Johnson & Johnson	5.550%	8/15/17	1,950	2,155
Johnson & Johnson	5.150%	7/15/18	550	591
Johnson & Johnson	6.950%	9/1/29	1,300	1,566
Johnson & Johnson	4.950%	5/15/33	1,600	1,560
Johnson & Johnson	5.950%	8/15/37	800	885
Johnson & Johnson	5.850%	7/15/38	950	1,029
Kellogg Co.	5.125%	12/3/12	1,475	1,610
Kellogg Co.	4.250%	3/6/13	1,375	1,454
Kellogg Co.	4.150%	11/15/19	2,150	2,101
Kellogg Co.	7.450%	4/1/31	2,500	3,043
Kimberly-Clark Corp.	5.625%	2/15/12	1,075	1,153
Kimberly-Clark Corp.	4.875%	8/15/15	1,875	2,022
Kimberly-Clark Corp.	6.125%	8/1/17	2,475	2,739
Kimberly-Clark Corp.	7.500%	11/1/18	800	967
Kimberly-Clark Corp.	6.625%	8/1/37	200	229
Koninklijke Philips Electronics NV	4.625%	3/11/13	1,300	1,362
Koninklijke Philips Electronics NV	5.750%	3/11/18	3,250	3,453
Koninklijke Philips Electronics NV	6.875%	3/11/38	3,050	3,463
Kraft Foods Inc.	5.625%	11/1/11	7,450	7,927
Kraft Foods Inc.	6.250%	6/1/12	1,225	1,321
Kraft Foods Inc.	6.000%	2/11/13	2,950	3,163
Kraft Foods Inc.	5.250%	10/1/13	100	106
Kraft Foods Inc.	6.750%	2/19/14	200	222
Kraft Foods Inc.	6.500%	8/11/17	5,375	5,831
Kraft Foods Inc.	6.125%	2/1/18	100	106
Kraft Foods Inc.	6.125%	8/23/18	1,900	2,016
Kraft Foods Inc.	6.500%	11/1/31	3,275	3,299
Kraft Foods Inc.	7.000%	8/11/37	3,675	3,916
Kraft Foods Inc.	6.875%	2/1/38	4,975	5,217
Kraft Foods Inc.	6.875%	1/26/39	525	552
Kroger Co.	6.800%	4/1/11	1,225	1,301
Kroger Co.	6.750%	4/15/12	100	110
Kroger Co.	6.200%	6/15/12	1,950	2,124
Kroger Co.	5.500%	2/1/13	425	454
Kroger Co.	5.000%	4/15/13	1,050	1,110
Kroger Co.	4.950%	1/15/15	1,950	2,053
Kroger Co.	6.400%	8/15/17	200	219

50

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kroger Co.	6.800%	12/15/18	2,400	2,683
Kroger Co.	6.150%	1/15/20	2,525	2,703
Kroger Co.	7.700%	6/1/29	2,800	3,275
Kroger Co.	8.000%	9/15/29	3,775	4,524
Kroger Co.	7.500%	4/1/31	625	725
Kroger Co.	6.900%	4/15/38	625	698
Laboratory Corp. of America Holdings	5.500%	2/1/13	425	442
Laboratory Corp. of America Holdings	5.625%	12/15/15	850	889
Lorillard Tobacco Co.	8.125%	6/23/19	7,550	8,302
McKesson Corp.	7.750%	2/1/12	450	497
McKesson Corp.	5.250%	3/1/13	3,450	3,663
4 Mead Johnson Nutrition Co.	3.500%	11/1/14	2,525	2,507
4 Mead Johnson Nutrition Co.	4.900%	11/1/19	2,850	2,792
4 Mead Johnson Nutrition Co.	5.900%	11/1/39	1,025	999
Medco Health Solutions Inc.	6.125%	3/15/13	1,425	1,528
Medco Health Solutions Inc.	7.250%	8/15/13	925	1,027
Medco Health Solutions Inc.	7.125%	3/15/18	4,785	5,383
Medtronic Inc.	4.500%	3/15/14	1,000	1,063
Medtronic Inc.	4.750%	9/15/15	1,775	1,914
Medtronic Inc.	6.500%	3/15/39	500	562
Merck & Co. Inc.	1.875%	6/30/11	3,000	3,040
Merck & Co. Inc.	5.125%	11/15/11	725	781
Merck & Co. Inc.	4.375%	2/15/13	1,225	1,302
Merck & Co. Inc.	5.300%	12/1/13	500	551
Merck & Co. Inc.	4.750%	3/1/15	1,200	1,296
Merck & Co. Inc.	4.000%	6/30/15	2,000	2,097
Merck & Co. Inc.	6.000%	9/15/17	2,300	2,573
Merck & Co. Inc.	5.000%	6/30/19	1,650	1,730
Merck & Co. Inc.	6.400%	3/1/28	1,525	1,669
Merck & Co. Inc.	5.950%	12/1/28	775	826
Merck & Co. Inc.	6.500%	12/1/33	4,675	5,289
Merck & Co. Inc.	5.750%	11/15/36	325	338
Merck & Co. Inc.	6.550%	9/15/37	4,425	5,078
Merck & Co. Inc.	5.850%	6/30/39	6,225	6,640
Novant Health Inc.	5.850%	11/1/19	2,125	2,111
Novartis Capital Corp.	4.125%	2/10/14	6,525	6,843
Novartis Securities Investment Ltd.	5.125%	2/10/19	4,825	5,034
Pepsi Bottling Group Inc.	7.000%	3/1/29	5,325	6,197
PepsiAmericas Inc.	5.750%	7/31/12	1,050	1,144
PepsiAmericas Inc.	4.375%	2/15/14	100	105
PepsiAmericas Inc.	4.875%	1/15/15	100	106
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,471
PepsiCo Inc.	5.150%	5/15/12	800	863
PepsiCo Inc.	4.650%	2/15/13	2,900	3,108
PepsiCo Inc.	3.750%	3/1/14	6,150	6,381
PepsiCo Inc.	5.000%	6/1/18	5,425	5,664
PepsiCo Inc.	7.900%	11/1/18	1,150	1,410
Pfizer Inc.	4.450%	3/15/12	12,650	13,393
Pfizer Inc.	5.350%	3/15/15	5,200	5,699
Pfizer Inc.	6.200%	3/15/19	6,850	7,627
Pfizer Inc.	7.200%	3/15/39	10,325	12,711
Pharmacia Corp.	6.500%	12/1/18	200	226
Pharmacia Corp.	6.600%	12/1/28	625	695
Philip Morris International Inc.	4.875%	5/16/13	3,150	3,349
Philip Morris International Inc.	6.875%	3/17/14	3,900	4,436
Philip Morris International Inc.	5.650%	5/16/18	2,950	3,103
Philip Morris International Inc.	6.375%	5/16/38	2,650	2,866

51

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Procter & Gamble-Esop	9.360%	1/1/21	3,176	3,969
Procter & Gamble Co.	4.600%	1/15/14	1,300	1,392
Procter & Gamble Co.	4.950%	8/15/14	850	924
Procter & Gamble Co.	3.500%	2/15/15	4,500	4,605
Procter & Gamble Co.	4.700%	2/15/19	1,775	1,818
Procter & Gamble Co.	6.450%	1/15/26	2,750	3,106
Procter & Gamble Co.	5.800%	8/15/34	250	264
Procter & Gamble Co.	5.550%	3/5/37	2,950	3,036
Quest Diagnostics Inc.	5.450%	11/1/15	1,800	1,948
Quest Diagnostics Inc.	6.400%	7/1/17	175	193
Quest Diagnostics Inc.	6.950%	7/1/37	1,225	1,366
Reynolds American Inc.	7.250%	6/1/12	1,500	1,631
Reynolds American Inc.	7.250%	6/1/13	1,575	1,725
Reynolds American Inc.	7.625%	6/1/16	850	924
Reynolds American Inc.	6.750%	6/15/17	1,275	1,313
Reynolds American Inc.	7.250%	6/15/37	1,525	1,536
Safeway Inc.	6.500%	3/1/11	4,350	4,590
Safeway Inc.	5.800%	8/15/12	975	1,059
Safeway Inc.	6.250%	3/15/14	5,850	6,392
Safeway Inc.	6.350%	8/15/17	325	354
Safeway Inc.	7.250%	2/1/31	1,825	2,087
Sara Lee Corp.	6.125%	11/1/32	2,175	2,080
St. Jude Medical Inc.	3.750%	7/15/14	2,875	2,921
St. Jude Medical Inc.	4.875%	7/15/19	500	506
Sysco Corp.	4.200%	2/12/13	625	656
Sysco Corp.	5.250%	2/12/18	3,875	4,101
Sysco Corp.	5.375%	9/21/35	1,400	1,392
Teva Pharmaceutical Finance Co. LLC	5.550%	2/1/16	550	581
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,425	2,477
4 Thermo Fisher Scientific Inc.	2.150%	12/28/12	875	870
4 Thermo Fisher Scientific Inc.	3.250%	11/18/14	1,875	1,855
Unilever Capital Corp.	7.125%	11/1/10	3,400	3,580
Unilever Capital Corp.	3.650%	2/15/14	1,525	1,570
Unilever Capital Corp.	4.800%	2/15/19	700	719
UST Inc.	6.625%	7/15/12	200	217
UST Inc.	5.750%	3/1/18	1,000	982
Watson Pharmaceuticals Inc.	5.000%	8/15/14	1,250	1,279
Whirlpool Corp.	5.500%	3/1/13	4,075	4,203
Whirlpool Corp.	8.600%	5/1/14	900	1,019
Wyeth	6.950%	3/15/11	875	938
Wyeth	5.500%	3/15/13	2,750	2,986
Wyeth	5.500%	2/1/14	1,350	1,477
Wyeth	5.500%	2/15/16	7,500	8,077
Wyeth	5.450%	4/1/17	2,950	3,154
Wyeth	6.450%	2/1/24	525	587
Wyeth	6.500%	2/1/34	1,450	1,594
Wyeth	6.000%	2/15/36	2,025	2,103
Wyeth	5.950%	4/1/37	250	262
Zimmer Holdings Inc.	4.625%	11/30/19	700	702
Zimmer Holdings Inc.	5.750%	11/30/39	1,075	1,062

Energy (1.4%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	425	474
Anadarko Finance Co.	6.750%	5/1/11	1,450	1,539
Anadarko Finance Co.	7.500%	5/1/31	200	224
Anadarko Petroleum Corp.	7.625%	3/15/14	1,950	2,238
Anadarko Petroleum Corp.	5.750%	6/15/14	800	865

52

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	5.950%	9/15/16	5,475	5,878
Anadarko Petroleum Corp.	6.950%	6/15/19	500	567
Anadarko Petroleum Corp.	6.450%	9/15/36	9,025	9,395
Anadarko Petroleum Corp.	7.950%	6/15/39	825	1,015
Apache Corp.	6.250%	4/15/12	875	956
Apache Corp.	5.250%	4/15/13	300	321
Apache Corp.	6.000%	9/15/13	1,925	2,116
Apache Corp.	5.625%	1/15/17	250	268
Apache Corp.	6.900%	9/15/18	3,450	4,043
Apache Corp.	6.000%	1/15/37	1,550	1,639
Apache Finance Canada Corp.	7.750%	12/15/29	400	486
Baker Hughes Inc.	7.500%	11/15/18	325	389
Baker Hughes Inc.	6.875%	1/15/29	300	334
BJ Services Co.	6.000%	6/1/18	850	918
BP Capital Markets PLC	3.125%	3/10/12	200	206
BP Capital Markets PLC	5.250%	11/7/13	4,225	4,604
BP Capital Markets PLC	3.625%	5/8/14	3,650	3,731
BP Capital Markets PLC	3.875%	3/10/15	3,675	3,795
BP Capital Markets PLC	4.750%	3/10/19	5,300	5,404
Burlington Resources Finance Co.	6.680%	2/15/11	1,400	1,486
Burlington Resources Finance Co.	6.500%	12/1/11	1,400	1,531
Burlington Resources Finance Co.	7.200%	8/15/31	300	338
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,032
Cameron International Corp.	6.375%	7/15/18	225	237
Cameron International Corp.	7.000%	7/15/38	100	106
Canadian Natural Resources Ltd.	5.450%	10/1/12	1,175	1,255
Canadian Natural Resources Ltd.	5.150%	2/1/13	475	502
Canadian Natural Resources Ltd.	4.900%	12/1/14	4,225	4,444
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,218
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,114
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,104
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,350	2,478
Canadian Natural Resources Ltd.	6.250%	3/15/38	650	671
Canadian Natural Resources Ltd.	6.750%	2/1/39	250	276
4 Cenovus Energy Inc.	4.500%	9/15/14	1,875	1,924
4 Cenovus Energy Inc.	5.700%	10/15/19	7,050	7,135
4 Cenovus Energy Inc.	6.750%	11/15/39	7,575	7,981
Chevron Corp.	3.450%	3/3/12	1,825	1,902
Chevron Corp.	3.950%	3/3/14	2,775	2,918
Chevron Corp.	4.950%	3/3/19	4,000	4,214
Conoco Funding Co.	6.350%	10/15/11	4,200	4,587
Conoco Funding Co.	7.250%	10/15/31	200	233
ConocoPhillips	4.750%	2/1/14	1,650	1,771
ConocoPhillips	4.600%	1/15/15	1,100	1,172
ConocoPhillips	5.750%	2/1/19	7,775	8,530
ConocoPhillips	6.000%	1/15/20	875	970
ConocoPhillips	5.900%	10/15/32	425	434
ConocoPhillips	6.500%	2/1/39	2,200	2,447
ConocoPhillips Canada Funding Co. I	5.300%	4/15/12	1,975	2,125
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	4,919
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,325	1,319
ConocoPhillips Holding Co.	6.950%	4/15/29	1,350	1,531
Devon Energy Corp.	5.625%	1/15/14	1,475	1,605
Devon Energy Corp.	7.950%	4/15/32	550	694
Devon Financing Corp. ULC	6.875%	9/30/11	2,950	3,198
Devon Financing Corp. ULC	7.875%	9/30/31	3,275	4,073
Diamond Offshore Drilling Inc.	4.875%	7/1/15	225	239

53

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Diamond Offshore Drilling Inc.	5.875%	5/1/19	850	906
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,850	1,815
EnCana Corp.	5.900%	12/1/17	2,100	2,252
EnCana Corp.	7.200%	11/1/31	1,800	1,947
EnCana Corp.	6.500%	8/15/34	2,925	3,137
EnCana Corp.	6.625%	8/15/37	1,250	1,366
EnCana Holdings Finance Corp.	5.800%	5/1/14	4,350	4,760
EOG Resources Inc.	6.125%	10/1/13	575	635
EOG Resources Inc.	5.875%	9/15/17	1,900	2,089
EOG Resources Inc.	5.625%	6/1/19	3,350	3,587
Global Marine Inc.	7.000%	6/1/28	850	892
Halliburton Co.	6.150%	9/15/19	4,975	5,578
Halliburton Co.	6.700%	9/15/38	3,500	3,919
Halliburton Co.	7.450%	9/15/39	525	648
Hess Corp.	8.125%	2/15/19	3,900	4,707
Hess Corp.	7.875%	10/1/29	1,950	2,322
Hess Corp.	7.125%	3/15/33	1,375	1,533
Husky Energy Inc.	6.250%	6/15/12	725	779
Husky Energy Inc.	5.900%	6/15/14	7,025	7,657
Husky Energy Inc.	6.150%	6/15/19	200	213
Husky Energy Inc.	7.250%	12/15/19	1,225	1,413
Husky Energy Inc.	6.800%	9/15/37	875	916
Kerr-McGee Corp.	6.875%	9/15/11	1,950	2,099
Kerr-McGee Corp.	6.950%	7/1/24	3,300	3,588
Kerr-McGee Corp.	7.875%	9/15/31	875	999
Lasmo USA Inc.	7.300%	11/15/27	175	206
Marathon Global Funding Corp.	6.000%	7/1/12	1,000	1,082
Marathon Oil Corp.	6.125%	3/15/12	825	893
Marathon Oil Corp.	6.000%	10/1/17	3,750	3,979
Marathon Oil Corp.	5.900%	3/15/18	1,350	1,427
Marathon Oil Corp.	6.600%	10/1/37	200	212
Nabors Industries Inc.	6.150%	2/15/18	2,650	2,746
Nabors Industries Inc.	9.250%	1/15/19	1,375	1,690
Nexen Inc.	5.050%	11/20/13	5,516	5,816
Nexen Inc.	5.650%	5/15/17	850	884
Nexen Inc.	7.875%	3/15/32	325	376
Nexen Inc.	5.875%	3/10/35	100	94
Nexen Inc.	6.400%	5/15/37	2,850	2,837
Nexen Inc.	7.500%	7/30/39	3,400	3,822
Noble Energy Inc.	8.250%	3/1/19	3,000	3,590
Noble Energy Inc.	8.000%	4/1/27	275	307
Occidental Petroleum Corp.	4.250%	3/15/10	575	580
Occidental Petroleum Corp.	6.750%	1/15/12	1,675	1,837
Occidental Petroleum Corp.	7.000%	11/1/13	3,100	3,546
PC Financial Partnership	5.000%	11/15/14	900	934
Petro-Canada	4.000%	7/15/13	1,325	1,367
Petro-Canada	6.050%	5/15/18	1,050	1,122
Petro-Canada	7.875%	6/15/26	500	578
Petro-Canada	7.000%	11/15/28	475	509
Petro-Canada	5.350%	7/15/33	1,425	1,287
Petro-Canada	5.950%	5/15/35	2,100	1,998
Petro-Canada	6.800%	5/15/38	525	579
Questar Market Resources Inc.	6.050%	9/1/16	975	994
Questar Market Resources Inc.	6.800%	3/1/20	1,750	1,830
Rowan Cos. Inc.	7.875%	8/1/19	875	974
Shell International Finance BV	5.625%	6/27/11	3,150	3,351
Shell International Finance BV	4.950%	3/22/12	1,025	1,099

54

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.000%	3/21/14	3,150	3,295
Shell International Finance BV	3.250%	9/22/15	3,750	3,753
Shell International Finance BV	5.200%	3/22/17	975	1,048
Shell International Finance BV	4.300%	9/22/19	4,500	4,452
Shell International Finance BV	6.375%	12/15/38	10,125	11,266
Smith International Inc.	9.750%	3/15/19	5,000	6,335
Statoil ASA	3.875%	4/15/14	1,250	1,299
Statoil ASA	2.900%	10/15/14	950	946
Statoil ASA	5.250%	4/15/19	4,625	4,908
Statoil ASA	7.250%	9/23/27	1,975	2,329
4 Statoil ASA	6.500%	12/1/28	225	246
Statoil ASA	7.150%	1/15/29	900	1,058
Suncor Energy Inc.	6.100%	6/1/18	1,100	1,183
Suncor Energy Inc.	7.150%	2/1/32	425	454
Suncor Energy Inc.	5.950%	12/1/34	175	173
Suncor Energy Inc.	6.500%	6/15/38	8,950	9,411
Suncor Energy Inc.	6.850%	6/1/39	3,700	4,112
Sunoco Inc.	4.875%	10/15/14	500	504
Sunoco Inc.	5.750%	1/15/17	725	738
Talisman Energy Inc.	5.125%	5/15/15	375	389
Talisman Energy Inc.	7.750%	6/1/19	3,125	3,664
Talisman Energy Inc.	7.250%	10/15/27	200	218
Talisman Energy Inc.	5.850%	2/1/37	1,975	1,876
Tosco Corp.	8.125%	2/15/30	4,950	6,013
Total Capital SA	3.125%	10/2/15	2,000	1,972
Transocean Inc.	5.250%	3/15/13	1,125	1,204
Transocean Inc.	6.000%	3/15/18	1,875	2,001
Transocean Inc.	7.500%	4/15/31	775	900
Transocean Inc.	6.800%	3/15/38	1,600	1,776
Valero Energy Corp.	6.875%	4/15/12	4,375	4,708
Valero Energy Corp.	4.750%	6/15/13	2,400	2,447
Valero Energy Corp.	9.375%	3/15/19	1,575	1,880
Valero Energy Corp.	7.500%	4/15/32	1,725	1,765
Valero Energy Corp.	6.625%	6/15/37	6,400	5,972
Weatherford International Inc.	5.950%	6/15/12	200	214
Weatherford International Inc.	6.350%	6/15/17	4,625	4,852
Weatherford International Inc.	6.800%	6/15/37	525	526
Weatherford International Ltd.	5.150%	3/15/13	325	341
Weatherford International Ltd.	6.000%	3/15/18	525	536
Weatherford International Ltd.	9.625%	3/1/19	4,600	5,747
Weatherford International Ltd.	6.500%	8/1/36	2,750	2,621
Weatherford International Ltd.	7.000%	3/15/38	425	431
XTO Energy Inc.	5.900%	8/1/12	1,525	1,662
XTO Energy Inc.	6.250%	4/15/13	2,175	2,424
XTO Energy Inc.	5.750%	12/15/13	2,200	2,446
XTO Energy Inc.	4.900%	2/1/14	600	645
XTO Energy Inc.	5.000%	1/31/15	500	541
XTO Energy Inc.	6.250%	8/1/17	3,250	3,692
XTO Energy Inc.	6.500%	12/15/18	2,075	2,380
XTO Energy Inc.	6.100%	4/1/36	350	380
XTO Energy Inc.	6.750%	8/1/37	2,775	3,262
XTO Energy Inc.	6.375%	6/15/38	425	479

Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	850	907

55

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Technology (0.7%)
Agilent Technologies Inc.	4.450%	9/14/12	175	181
Agilent Technologies Inc.	5.500%	9/14/15	1,300	1,366
Agilent Technologies Inc.	6.500%	11/1/17	5,325	5,646
Amphenol Corp.	4.750%	11/15/14	2,475	2,477
Analog Devices Inc.	5.000%	7/1/14	1,200	1,260
Avnet Inc.	6.625%	9/15/16	225	230
BMC Software Inc.	7.250%	6/1/18	825	896
CA Inc.	5.375%	12/1/19	2,250	2,274
Cisco Systems Inc.	5.250%	2/22/11	10,450	10,971
Cisco Systems Inc.	5.500%	2/22/16	1,625	1,792
Cisco Systems Inc.	4.950%	2/15/19	5,675	5,844
Cisco Systems Inc.	4.450%	1/15/20	500	491
Cisco Systems Inc.	5.900%	2/15/39	5,800	5,852
Cisco Systems Inc.	5.500%	1/15/40	8,075	7,749
Computer Sciences Corp.	5.500%	3/15/13	425	453
Computer Sciences Corp.	6.500%	3/15/18	100	108
Corning Inc.	6.625%	5/15/19	275	296
Corning Inc.	7.250%	8/15/36	100	102
Dell Inc.	3.375%	6/15/12	475	492
Dell Inc.	4.700%	4/15/13	2,025	2,134
Dell Inc.	5.650%	4/15/18	1,100	1,154
Dell Inc.	5.875%	6/15/19	1,000	1,068
Dell Inc.	6.500%	4/15/38	1,200	1,226
Dun & Bradstreet Corp.	6.000%	4/1/13	1,275	1,319
Electronic Data Systems LLC	6.000%	8/1/13	1,775	1,971
Equifax Inc.	4.450%	12/1/14	775	781
Equifax Inc.	6.300%	7/1/17	425	437
Equifax Inc.	7.000%	7/1/37	600	594
Fiserv Inc.	6.125%	11/20/12	2,875	3,135
Fiserv Inc.	6.800%	11/20/17	2,150	2,367
Harris Corp.	5.000%	10/1/15	1,275	1,321
Harris Corp.	6.375%	6/15/19	250	265
Hewlett-Packard Co.	2.250%	5/27/11	1,800	1,831
Hewlett-Packard Co.	4.250%	2/24/12	475	500
Hewlett-Packard Co.	6.500%	7/1/12	425	472
Hewlett-Packard Co.	4.500%	3/1/13	3,925	4,176
Hewlett-Packard Co.	6.125%	3/1/14	7,875	8,801
Hewlett-Packard Co.	4.750%	6/2/14	725	774
Hewlett-Packard Co.	5.400%	3/1/17	975	1,038
Hewlett-Packard Co.	5.500%	3/1/18	7,325	7,775
IBM International Group Capital LLC	5.050%	10/22/12	5,175	5,596
International Business Machines Corp.	4.950%	3/22/11	925	969
International Business Machines Corp.	2.100%	5/6/13	850	849
International Business Machines Corp.	7.500%	6/15/13	1,200	1,394
International Business Machines Corp.	6.500%	10/15/13	2,875	3,286
International Business Machines Corp.	5.700%	9/14/17	14,600	15,968
International Business Machines Corp.	7.000%	10/30/25	350	404
International Business Machines Corp.	6.220%	8/1/27	1,975	2,098
International Business Machines Corp.	6.500%	1/15/28	100	110
International Business Machines Corp.	5.875%	11/29/32	225	233
International Business Machines Corp.	5.600%	11/30/39	6,110	6,167
International Game Technology	7.500%	6/15/19	875	950
Intuit Inc.	5.400%	3/15/12	750	798
Intuit Inc.	5.750%	3/15/17	575	596
Lexmark International Inc.	5.900%	6/1/13	925	950

56

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lexmark International Inc.	6.650%	6/1/18	1,700	1,674
Microsoft Corp.	2.950%	6/1/14	2,550	2,582
Microsoft Corp.	4.200%	6/1/19	375	378
Microsoft Corp.	5.200%	6/1/39	3,175	3,111
Motorola Inc.	8.000%	11/1/11	100	108
Motorola Inc.	5.375%	11/15/12	1,650	1,683
Motorola Inc.	6.000%	11/15/17	325	313
Motorola Inc.	7.500%	5/15/25	300	288
Motorola Inc.	6.500%	9/1/25	350	304
Motorola Inc.	6.500%	11/15/28	225	195
Motorola Inc.	6.625%	11/15/37	875	756
Nokia Oyj	5.375%	5/15/19	4,050	4,151
Nokia Oyj	6.625%	5/15/39	750	816
Oracle Corp.	5.000%	1/15/11	2,050	2,139
Oracle Corp.	4.950%	4/15/13	3,625	3,910
Oracle Corp.	3.750%	7/8/14	3,050	3,161
Oracle Corp.	5.250%	1/15/16	4,925	5,319
Oracle Corp.	5.750%	4/15/18	4,975	5,401
Oracle Corp.	5.000%	7/8/19	2,800	2,897
Oracle Corp.	6.500%	4/15/38	1,575	1,728
Oracle Corp.	6.125%	7/8/39	7,575	7,981
Pitney Bowes Inc.	4.625%	10/1/12	150	159
Pitney Bowes Inc.	3.875%	6/15/13	1,325	1,361
Pitney Bowes Inc.	4.875%	8/15/14	100	106
Pitney Bowes Inc.	4.750%	1/15/16	4,475	4,645
Pitney Bowes Inc.	5.750%	9/15/17	950	1,015
Pitney Bowes Inc.	4.750%	5/15/18	100	100
Pitney Bowes Inc.	5.250%	1/15/37	100	103
Science Applications International Corp.	6.250%	7/1/12	375	410
Science Applications International Corp.	5.500%	7/1/33	475	424
Xerox Capital Trust I	8.000%	2/1/27	1,575	1,555
Xerox Corp.	7.125%	6/15/10	1,400	1,438
Xerox Corp.	6.875%	8/15/11	700	748
Xerox Corp.	5.500%	5/15/12	1,125	1,191
Xerox Corp.	7.625%	6/15/13	1,125	1,153
Xerox Corp.	8.250%	5/15/14	4,550	5,250
Xerox Corp.	4.250%	2/15/15	700	697
Xerox Corp.	6.400%	3/15/16	1,525	1,614
Xerox Corp.	6.750%	2/1/17	1,100	1,184
Xerox Corp.	6.350%	5/15/18	2,950	3,098
Xerox Corp.	5.625%	12/15/19	525	525

Transportation (0.4%)
3 American Airlines Pass Through Trust 2009-1A	10.375%	7/2/19	825	924
Burlington Northern Santa Fe Corp.	7.125%	12/15/10	100	106
Burlington Northern Santa Fe Corp.	6.750%	7/15/11	1,200	1,295
Burlington Northern Santa Fe Corp.	5.900%	7/1/12	750	816
Burlington Northern Santa Fe Corp.	5.650%	5/1/17	2,025	2,151
Burlington Northern Santa Fe Corp.	5.750%	3/15/18	850	911
Burlington Northern Santa Fe Corp.	7.000%	12/15/25	1,700	1,866
Burlington Northern Santa Fe Corp.	6.200%	8/15/36	1,300	1,373
Canadian National Railway Co.	6.375%	10/15/11	425	462
Canadian National Railway Co.	4.400%	3/15/13	875	915
Canadian National Railway Co.	4.950%	1/15/14	125	133
Canadian National Railway Co.	5.800%	6/1/16	200	216
Canadian National Railway Co.	5.850%	11/15/17	350	380

57

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	6.900%	7/15/28	100	114
Canadian National Railway Co.	6.250%	8/1/34	575	622
Canadian National Railway Co.	6.200%	6/1/36	975	1,057
Canadian Pacific Railway Co.	7.125%	10/15/31	200	211
Canadian Pacific Railway Co.	5.950%	5/15/37	325	309
Con-way Inc.	6.700%	5/1/34	2,475	1,939
3 Continental Airlines Inc.	6.648%	9/15/17	2,505	2,392
3 Continental Airlines Inc.	6.900%	1/2/18	936	922
3 Continental Airlines Inc.	6.545%	2/2/19	80	79
Continental Airlines Inc.	7.250%	11/10/19	1,200	1,227
3 Continental Airlines Inc.	5.983%	4/19/22	325	313
CSX Corp.	6.750%	3/15/11	1,200	1,273
CSX Corp.	6.300%	3/15/12	700	757
CSX Corp.	5.500%	8/1/13	1,900	2,027
CSX Corp.	6.250%	4/1/15	625	691
CSX Corp.	5.600%	5/1/17	450	467
CSX Corp.	7.900%	5/1/17	2,125	2,458
CSX Corp.	6.250%	3/15/18	3,375	3,659
CSX Corp.	7.375%	2/1/19	7,550	8,674
CSX Corp.	7.950%	5/1/27	100	117
CSX Corp.	6.000%	10/1/36	1,675	1,635
CSX Corp.	6.150%	5/1/37	900	914
CSX Corp.	7.450%	4/1/38	525	617
3 Delta Air Lines Inc.	7.750%	12/17/19	2,500	2,575
3 Delta Air Lines Inc.	6.821%	8/10/22	3,416	3,279
Norfolk Southern Corp.	6.750%	2/15/11	2,400	2,532
Norfolk Southern Corp.	5.257%	9/17/14	1,845	1,977
Norfolk Southern Corp.	5.750%	1/15/16	775	822
Norfolk Southern Corp.	7.700%	5/15/17	1,525	1,787
Norfolk Southern Corp.	5.750%	4/1/18	875	929
Norfolk Southern Corp.	5.900%	6/15/19	2,175	2,340
Norfolk Southern Corp.	5.590%	5/17/25	100	98
Norfolk Southern Corp.	7.800%	5/15/27	1,280	1,544
Norfolk Southern Corp.	5.640%	5/17/29	525	513
Norfolk Southern Corp.	7.050%	5/1/37	2,900	3,423
Norfolk Southern Corp.	7.900%	5/15/97	600	698
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,031
Ryder System Inc.	5.950%	5/2/11	428	442
Ryder System Inc.	5.850%	3/1/14	600	630
Ryder System Inc.	7.200%	9/1/15	1,250	1,353
Ryder System Inc.	5.850%	11/1/16	525	526
Southwest Airlines Co.	6.500%	3/1/12	2,300	2,403
Southwest Airlines Co.	5.250%	10/1/14	100	101
Southwest Airlines Co.	5.750%	12/15/16	1,125	1,091
Southwest Airlines Co.	5.125%	3/1/17	250	237
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	854	855
Union Pacific Corp.	6.650%	1/15/11	1,275	1,346
Union Pacific Corp.	6.500%	4/15/12	700	762
Union Pacific Corp.	5.450%	1/31/13	1,325	1,426
Union Pacific Corp.	5.375%	5/1/14	425	455
Union Pacific Corp.	7.000%	2/1/16	100	111
Union Pacific Corp.	5.650%	5/1/17	1,150	1,222
Union Pacific Corp.	5.750%	11/15/17	2,175	2,311
Union Pacific Corp.	5.700%	8/15/18	2,650	2,781
Union Pacific Corp.	7.875%	1/15/19	5,500	6,621
Union Pacific Corp.	6.625%	2/1/29	400	431

58

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Union Pacific Railroad Co.
2007-3 Pass Through Trust	6.176%	1/2/31	450	473
United Parcel Service Inc.	3.875%	4/1/14	3,550	3,696
United Parcel Service Inc.	5.500%	1/15/18	2,200	2,364
United Parcel Service Inc.	5.125%	4/1/19	1,125	1,196
United Parcel Service Inc.	6.200%	1/15/38	1,450	1,609
				2,827,573
Utilities (2.2%)
Electric (1.6%)
AEP Texas Central Co.	6.650%	2/15/33	800	820
Alabama Power Co.	4.850%	12/15/12	525	562
Alabama Power Co.	5.500%	10/15/17	1,325	1,394
Alabama Power Co.	6.125%	5/15/38	1,000	1,069
Alabama Power Co.	6.000%	3/1/39	1,000	1,067
American Water Capital Corp.	6.085%	10/15/17	2,425	2,508
American Water Capital Corp.	6.593%	10/15/37	1,875	1,862
Appalachian Power Co.	5.800%	10/1/35	250	236
Appalachian Power Co.	7.000%	4/1/38	3,075	3,429
Arizona Public Service Co.	6.375%	10/15/11	200	213
Arizona Public Service Co.	5.800%	6/30/14	100	107
Arizona Public Service Co.	4.650%	5/15/15	400	403
Arizona Public Service Co.	5.500%	9/1/35	100	84
Baltimore Gas & Electric Co.	5.900%	10/1/16	1,225	1,305
Baltimore Gas & Electric Co.	6.350%	10/1/36	200	206
Carolina Power & Light Co.	6.500%	7/15/12	1,175	1,296
Carolina Power & Light Co.	5.125%	9/15/13	1,825	1,965
Carolina Power & Light Co.	5.300%	1/15/19	375	390
CenterPoint Energy Houston Electric LLC	5.700%	3/15/13	4,275	4,560
CenterPoint Energy Houston Electric LLC	5.750%	1/15/14	100	108
CenterPoint Energy Houston Electric LLC	7.000%	3/1/14	1,350	1,542
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	110
CenterPoint Energy Inc.	6.500%	5/1/18	150	153
Cleveland Electric Illuminating Co.	7.880%	11/1/17	425	501
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,125	1,115
Columbus Southern Power Co.	5.850%	10/1/35	1,750	1,653
Commonwealth Edison Co.	6.150%	3/15/12	650	703
Commonwealth Edison Co.	5.950%	8/15/16	2,975	3,236
Commonwealth Edison Co.	6.150%	9/15/17	9,200	9,998
Commonwealth Edison Co.	5.800%	3/15/18	1,075	1,148
Commonwealth Edison Co.	5.875%	2/1/33	100	100
Commonwealth Edison Co.	5.900%	3/15/36	875	875
Commonwealth Edison Co.	6.450%	1/15/38	850	909
Connecticut Light & Power Co.	6.350%	6/1/36	2,225	2,410
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	950	1,010
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	475	508
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,325
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,000	5,668
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	550	525
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	700	720
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	975	1,043
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	2,000	2,170
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	625	718
Consolidated Natural Gas Co.	6.250%	11/1/11	2,675	2,883
Consolidated Natural Gas Co.	5.000%	12/1/14	4,660	4,980
Constellation Energy Group Inc.	7.000%	4/1/12	350	380
Constellation Energy Group Inc.	4.550%	6/15/15	4,750	4,747
Constellation Energy Group Inc.	7.600%	4/1/32	700	756

59

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Consumers Energy Co.	5.000%	2/15/12	725	765
Consumers Energy Co.	5.375%	4/15/13	1,250	1,335
Consumers Energy Co.	5.500%	8/15/16	800	857
Consumers Energy Co.	6.125%	3/15/19	125	136
Consumers Energy Co.	6.700%	9/15/19	1,225	1,380
Consumers Energy Co.	5.650%	4/15/20	200	213
Detroit Edison Co.	6.125%	10/1/10	775	805
Detroit Edison Co.	5.700%	10/1/37	425	410
Dominion Resources Inc.	4.750%	12/15/10	875	906
Dominion Resources Inc.	6.250%	6/30/12	725	787
Dominion Resources Inc.	5.700%	9/17/12	300	324
Dominion Resources Inc.	5.150%	7/15/15	2,725	2,884
Dominion Resources Inc.	6.000%	11/30/17	1,750	1,894
Dominion Resources Inc.	6.400%	6/15/18	300	330
Dominion Resources Inc.	6.300%	3/15/33	350	357
Dominion Resources Inc.	5.250%	8/1/33	825	857
Dominion Resources Inc.	5.950%	6/15/35	2,375	2,379
3 Dominion Resources Inc.	7.500%	6/30/66	950	916
3 Dominion Resources Inc.	6.300%	9/30/66	800	708
DTE Energy Co.	7.050%	6/1/11	1,575	1,671
DTE Energy Co.	6.375%	4/15/33	100	95
Duke Energy Carolinas LLC	6.250%	1/15/12	2,575	2,790
Duke Energy Carolinas LLC	5.750%	11/15/13	100	110
Duke Energy Carolinas LLC	6.000%	12/1/28	425	428
Duke Energy Carolinas LLC	6.450%	10/15/32	825	895
Duke Energy Carolinas LLC	6.100%	6/1/37	3,050	3,246
Duke Energy Carolinas LLC	6.000%	1/15/38	200	212
Duke Energy Carolinas LLC	6.050%	4/15/38	775	820
Duke Energy Corp.	3.950%	9/15/14	4,350	4,431
Duke Energy Corp.	5.050%	9/15/19	3,775	3,778
Duke Energy Indiana Inc.	5.000%	9/15/13	275	288
Duke Energy Indiana Inc.	6.050%	6/15/16	100	107
Duke Energy Indiana Inc.	6.120%	10/15/35	325	329
Duke Energy Indiana Inc.	6.350%	8/15/38	2,675	2,925
Duke Energy Ohio Inc.	5.700%	9/15/12	1,175	1,279
Duke Energy Ohio Inc.	2.100%	6/15/13	675	667
El Paso Electric Co.	6.000%	5/15/35	600	537
Empresa Nacional de Electricidad SA	8.350%	8/1/13	625	725
Energy East Corp.	6.750%	6/15/12	1,700	1,854
Energy East Corp.	6.750%	7/15/36	1,375	1,534
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	2,900	3,028
Entergy Louisiana LLC	6.500%	9/1/18	425	450
Entergy Louisiana LLC	5.400%	11/1/24	450	439
Exelon Corp.	4.900%	6/15/15	1,500	1,553
Exelon Corp.	5.625%	6/15/35	200	181
Exelon Generation Co. LLC	6.250%	10/1/39	950	965
FirstEnergy Corp.	6.450%	11/15/11	489	530
FirstEnergy Corp.	7.375%	11/15/31	5,360	5,879
FirstEnergy Solutions Corp.	4.800%	2/15/15	5,025	5,126
Florida Power & Light Co.	4.850%	2/1/13	625	666
Florida Power & Light Co.	5.550%	11/1/17	675	726
Florida Power & Light Co.	5.950%	10/1/33	225	234
Florida Power & Light Co.	5.625%	4/1/34	1,400	1,398
Florida Power & Light Co.	4.950%	6/1/35	250	227
Florida Power & Light Co.	5.400%	9/1/35	425	412
Florida Power & Light Co.	6.200%	6/1/36	1,050	1,128
Florida Power & Light Co.	5.650%	2/1/37	1,425	1,418

60

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.850%	5/1/37	675	700
Florida Power & Light Co.	5.950%	2/1/38	2,200	2,281
Florida Power & Light Co.	5.960%	4/1/39	7,000	7,375
Florida Power Corp.	4.800%	3/1/13	3,075	3,263
Florida Power Corp.	5.650%	6/15/18	1,175	1,262
Florida Power Corp.	6.350%	9/15/37	1,375	1,481
Florida Power Corp.	6.400%	6/15/38	6,050	6,656
FPL Group Capital Inc.	5.625%	9/1/11	3,025	3,237
FPL Group Capital Inc.	5.350%	6/15/13	3,725	4,006
3 FPL Group Capital Inc.	6.350%	10/1/66	675	624
3 FPL Group Capital Inc.	6.650%	6/15/67	1,075	995
Georgia Power Co.	5.700%	6/1/17	525	566
Georgia Power Co.	5.650%	3/1/37	100	101
Georgia Power Co.	5.950%	2/1/39	6,025	6,294
Illinois Power Co.	6.125%	11/15/17	550	581
Illinois Power Co.	6.250%	4/1/18	1,275	1,360
Indiana Michigan Power Co.	7.000%	3/15/19	550	614
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	2,799
3 Integrys Energy Group Inc.	6.110%	12/1/66	1,600	1,328
Interstate Power & Light Co.	6.250%	7/15/39	925	959
Jersey Central Power & Light Co.	5.625%	5/1/16	1,025	1,067
Jersey Central Power & Light Co.	5.650%	6/1/17	775	797
Kansas City Power & Light Co.	6.050%	11/15/35	525	487
3 Kansas Gas & Electric	5.647%	3/29/21	95	93
MidAmerican Energy Co.	5.650%	7/15/12	925	999
MidAmerican Energy Co.	5.125%	1/15/13	1,700	1,818
MidAmerican Energy Co.	5.950%	7/15/17	900	949
MidAmerican Energy Co.	5.300%	3/15/18	100	104
MidAmerican Energy Co.	6.750%	12/30/31	1,550	1,735
MidAmerican Energy Co.	5.750%	11/1/35	575	568
Midamerican Energy Holdings Co.	5.875%	10/1/12	2,075	2,263
Midamerican Energy Holdings Co.	5.000%	2/15/14	425	447
Midamerican Energy Holdings Co.	5.750%	4/1/18	1,275	1,349
Midamerican Energy Holdings Co.	8.480%	9/15/28	100	121
Midamerican Energy Holdings Co.	6.125%	4/1/36	10,675	10,870
Midamerican Energy Holdings Co.	5.950%	5/15/37	4,369	4,407
Midamerican Energy Holdings Co.	6.500%	9/15/37	200	212
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	5,900	6,500
National Rural Utilities Cooperative Finance Corp.	2.625%	9/16/12	100	101
National Rural Utilities Cooperative Finance Corp.	5.500%	7/1/13	1,725	1,876
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	3,375	3,591
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	183
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,525	1,583
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	3,500	4,671
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	975	1,155
Nevada Power Co.	7.125%	3/15/19	2,800	3,147
Nevada Power Co.	6.750%	7/1/37	325	347
4 Niagara Mohawk Power Corp.	4.881%	8/15/19	2,600	2,589
Nisource Finance Corp.	6.150%	3/1/13	100	106
Nisource Finance Corp.	5.400%	7/15/14	425	441
Nisource Finance Corp.	5.250%	9/15/17	650	640
Nisource Finance Corp.	6.400%	3/15/18	200	209
Nisource Finance Corp.	5.450%	9/15/20	675	654
Nisource Finance Corp.	6.125%	3/1/22	1,300	1,327
Northern States Power Co.	5.250%	3/1/18	625	655
Northern States Power Co.	5.250%	7/15/35	100	95
Northern States Power Co.	6.250%	6/1/36	525	573

61

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northern States Power Co.	6.200%	7/1/37	750	814
Northern States Power Co.	5.350%	11/1/39	1,325	1,280
NSTAR	4.500%	11/15/19	900	887
NSTAR Electric Co.	4.875%	4/15/14	625	666
NSTAR Electric Co.	5.625%	11/15/17	2,060	2,193
4 Oglethorpe Power Corp.	5.950%	11/1/39	825	815
Ohio Edison Co.	6.400%	7/15/16	1,275	1,377
Ohio Power Co.	5.750%	9/1/13	2,025	2,154
Ohio Power Co.	6.000%	6/1/16	1,050	1,129
Ohio Power Co.	5.375%	10/1/21	3,000	3,036
Oncor Electric Delivery Co. LLC	6.375%	5/1/12	1,225	1,322
Oncor Electric Delivery Co. LLC	5.950%	9/1/13	4,800	5,163
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	2,150	2,351
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	100	111
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,000	1,104
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,150	1,323
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,129
Pacific Gas & Electric Co.	4.200%	3/1/11	6,450	6,669
Pacific Gas & Electric Co.	4.800%	3/1/14	4,375	4,669
Pacific Gas & Electric Co.	5.625%	11/30/17	1,125	1,198
Pacific Gas & Electric Co.	8.250%	10/15/18	3,250	3,970
Pacific Gas & Electric Co.	6.050%	3/1/34	6,575	6,887
Pacific Gas & Electric Co.	5.800%	3/1/37	2,225	2,257
Pacific Gas & Electric Co.	6.250%	3/1/39	1,325	1,411
PacifiCorp	6.900%	11/15/11	1,950	2,145
PacifiCorp	7.700%	11/15/31	475	584
PacifiCorp	5.250%	6/15/35	125	117
PacifiCorp	6.250%	10/15/37	2,700	2,911
Peco Energy Co.	5.350%	3/1/18	575	609
Pennsylvania Electric Co.	6.050%	9/1/17	750	788
Pennsylvania Electric Co.	5.200%	4/1/20	2,250	2,226
Pennsylvania Electric Co.	6.150%	10/1/38	2,250	2,180
Pepco Holdings Inc.	6.450%	8/15/12	2,275	2,445
Pepco Holdings Inc.	7.450%	8/15/32	425	447
Potomac Electric Power Co.	6.500%	11/15/37	1,800	1,990
PPL Electric Utilities Corp.	6.250%	5/15/39	2,550	2,679
PPL Energy Supply LLC	6.400%	11/1/11	3,475	3,745
PPL Energy Supply LLC	6.300%	7/15/13	1,000	1,066
PPL Energy Supply LLC	5.400%	8/15/14	200	209
PPL Energy Supply LLC	6.200%	5/15/16	674	708
PPL Energy Supply LLC	6.500%	5/1/18	525	548
Progress Energy Inc.	7.100%	3/1/11	2,275	2,408
Progress Energy Inc.	6.850%	4/15/12	525	575
Progress Energy Inc.	6.050%	3/15/14	625	681
Progress Energy Inc.	5.625%	1/15/16	600	638
Progress Energy Inc.	7.050%	3/15/19	425	476
Progress Energy Inc.	4.875%	12/1/19	4,000	3,919
Progress Energy Inc.	7.750%	3/1/31	625	739
Progress Energy Inc.	7.000%	10/30/31	1,300	1,418
Progress Energy Inc.	6.000%	12/1/39	3,450	3,433
PSEG Power LLC	7.750%	4/15/11	675	722
PSEG Power LLC	6.950%	6/1/12	3,075	3,360
PSEG Power LLC	5.000%	4/1/14	2,425	2,541
PSEG Power LLC	5.500%	12/1/15	2,000	2,112
PSEG Power LLC	8.625%	4/15/31	975	1,261
Public Service Co. of Colorado	7.875%	10/1/12	3,150	3,615
Public Service Co. of Colorado	5.500%	4/1/14	175	190

62

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	5.800%	8/1/18	425	463
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,067
Public Service Co. of Colorado	6.250%	9/1/37	475	518
Public Service Co. of Colorado	6.500%	8/1/38	725	818
Public Service Co. of Oklahoma	5.150%	12/1/19	650	651
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,608
Public Service Electric & Gas Co.	5.250%	7/1/35	100	95
Public Service Electric & Gas Co.	5.800%	5/1/37	1,275	1,304
Puget Sound Energy Inc.	5.483%	6/1/35	250	238
Puget Sound Energy Inc.	6.274%	3/15/37	1,525	1,616
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,384
San Diego Gas & Electric Co.	5.300%	11/15/15	650	713
San Diego Gas & Electric Co.	5.350%	5/15/35	250	242
San Diego Gas & Electric Co.	6.125%	9/15/37	125	134
San Diego Gas & Electric Co.	6.000%	6/1/39	225	240
SCANA Corp.	6.875%	5/15/11	2,400	2,552
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,358
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,538
South Carolina Electric & Gas Co.	6.500%	11/1/18	525	591
South Carolina Electric & Gas Co.	6.625%	2/1/32	625	698
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,629
Southern California Edison Co.	5.000%	1/15/14	2,725	2,948
Southern California Edison Co.	5.750%	3/15/14	700	780
Southern California Edison Co.	4.650%	4/1/15	425	451
Southern California Edison Co.	5.000%	1/15/16	350	368
Southern California Edison Co.	6.650%	4/1/29	150	163
Southern California Edison Co.	6.000%	1/15/34	1,000	1,041
Southern California Edison Co.	5.750%	4/1/35	325	328
Southern California Edison Co.	5.350%	7/15/35	1,275	1,218
Southern California Edison Co.	5.550%	1/15/36	500	498
Southern California Edison Co.	5.625%	2/1/36	1,875	1,860
Southern California Edison Co.	5.550%	1/15/37	2,400	2,405
Southern Co.	5.300%	1/15/12	1,200	1,282
Southern Power Co.	6.250%	7/15/12	1,050	1,149
Southern Power Co.	4.875%	7/15/15	2,125	2,226
Southwestern Electric Power Co.	5.550%	1/15/17	100	101
Southwestern Electric Power Co.	6.450%	1/15/19	950	1,003
Tampa Electric Co.	6.375%	8/15/12	1,050	1,142
Tampa Electric Co.	6.100%	5/15/18	475	506
Tampa Electric Co.	6.550%	5/15/36	1,075	1,118
Toledo Edison Co.	6.150%	5/15/37	275	273
TransAlta Corp.	4.750%	1/15/15	400	404
TransAlta Corp.	6.650%	5/15/18	425	445
Union Electric Co.	5.400%	2/1/16	1,025	1,046
Union Electric Co.	8.450%	3/15/39	2,500	3,281
United Utilities PLC	5.375%	2/1/19	4,400	4,381
Virginia Electric and Power Co.	5.100%	11/30/12	375	406
Virginia Electric and Power Co.	5.400%	1/15/16	800	835
Virginia Electric and Power Co.	6.000%	1/15/36	1,575	1,653
Virginia Electric and Power Co.	6.000%	5/15/37	1,850	1,943
Virginia Electric and Power Co.	6.350%	11/30/37	3,450	3,795
Virginia Electric and Power Co.	8.875%	11/15/38	500	706
Wisconsin Electric Power Co.	6.000%	4/1/14	825	924
Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,632
Wisconsin Electric Power Co.	5.625%	5/15/33	325	320
Wisconsin Electric Power Co.	5.700%	12/1/36	200	199
Wisconsin Energy Corp.	6.500%	4/1/11	2,550	2,697

63

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Wisconsin Energy Corp.	6.250%	5/15/67	4,675	4,122
Wisconsin Power & Light Co.	5.000%	7/15/19	475	476
Wisconsin Power & Light Co.	6.375%	8/15/37	1,400	1,493
Xcel Energy Inc.	5.613%	4/1/17	275	286
Xcel Energy Inc.	6.500%	7/1/36	975	1,035

Natural Gas (0.6%)
AGL Capital Corp.	7.125%	1/14/11	700	735
AGL Capital Corp.	5.250%	8/15/19	1,600	1,620
Atmos Energy Corp.	4.950%	10/15/14	2,125	2,220
Atmos Energy Corp.	8.500%	3/15/19	450	545
Boardwalk Pipelines LP	5.500%	2/1/17	925	923
British Transco Finance Inc.	6.625%	6/1/18	425	456
Buckeye Partners LP	6.050%	1/15/18	100	103
CenterPoint Energy Resources Corp.	7.750%	2/15/11	200	211
CenterPoint Energy Resources Corp.	7.875%	4/1/13	1,275	1,427
CenterPoint Energy Resources Corp.	6.150%	5/1/16	675	698
DCP Midstream LLC	8.125%	8/16/30	175	192
El Paso Natural Gas Co.	5.950%	4/15/17	8,800	9,036
Enbridge Energy Partners LP	6.500%	4/15/18	625	669
Enbridge Energy Partners LP	9.875%	3/1/19	1,975	2,502
Enbridge Energy Partners LP	7.500%	4/15/38	1,475	1,678
Enbridge Inc.	5.600%	4/1/17	100	105
Energy Transfer Partners LP	5.650%	8/1/12	1,875	2,015
Energy Transfer Partners LP	8.500%	4/15/14	5,000	5,794
Energy Transfer Partners LP	5.950%	2/1/15	4,900	5,211
Energy Transfer Partners LP	6.125%	2/15/17	500	519
Energy Transfer Partners LP	9.000%	4/15/19	2,425	2,910
Energy Transfer Partners LP	6.625%	10/15/36	750	749
Energy Transfer Partners LP	7.500%	7/1/38	100	110
6 Enron Corp.	7.625%	9/10/04	400	1
6 Enron Corp.	6.625%	11/15/05	300	1
6 Enron Corp.	7.125%	5/15/07	1,800	4
6 Enron Corp.	6.875%	10/15/07	1,800	4
6 Enron Corp.	6.750%	8/1/09	1,300	3
Enterprise Products Operating LLC	4.950%	6/1/10	200	203
Enterprise Products Operating LLC	5.650%	4/1/13	950	1,009
Enterprise Products Operating LLC	5.900%	4/15/13	625	669
Enterprise Products Operating LLC	9.750%	1/31/14	7,325	8,743
Enterprise Products Operating LLC	5.600%	10/15/14	5,725	6,123
Enterprise Products Operating LLC	6.300%	9/15/17	2,850	3,077
Enterprise Products Operating LLC	6.650%	4/15/18	975	1,063
Enterprise Products Operating LLC	6.500%	1/31/19	750	812
Enterprise Products Operating LLC	6.875%	3/1/33	2,100	2,210
Enterprise Products Operating LLC	7.550%	4/15/38	425	480
EQT Corp.	6.500%	4/1/18	3,175	3,321
EQT Corp.	8.125%	6/1/19	2,275	2,656
6 HNG Internorth	9.625%	3/15/06	1,000	2
KeySpan Corp.	8.000%	11/15/30	150	176
Kinder Morgan Energy Partners LP	6.750%	3/15/11	350	369
Kinder Morgan Energy Partners LP	7.125%	3/15/12	1,825	1,986
Kinder Morgan Energy Partners LP	5.850%	9/15/12	2,100	2,249
Kinder Morgan Energy Partners LP	5.000%	12/15/13	5,800	6,047
Kinder Morgan Energy Partners LP	5.125%	11/15/14	3,250	3,379
Kinder Morgan Energy Partners LP	5.950%	2/15/18	2,300	2,446
Kinder Morgan Energy Partners LP	7.300%	8/15/33	350	382
Kinder Morgan Energy Partners LP	6.500%	2/1/37	200	202

64

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	6.500%	9/1/39	3,275	3,303
Magellan Midstream Partners LP	5.650%	10/15/16	250	255
Magellan Midstream Partners LP	6.550%	7/15/19	1,750	1,900
National Grid PLC	6.300%	8/1/16	2,450	2,669
NuStar Logistics LP	7.650%	4/15/18	1,700	1,847
Oneok Inc.	5.200%	6/15/15	1,000	1,038
Oneok Inc.	6.000%	6/15/35	750	705
ONEOK Partners LP	5.900%	4/1/12	2,125	2,239
ONEOK Partners LP	6.150%	10/1/16	1,550	1,616
ONEOK Partners LP	8.625%	3/1/19	2,500	3,028
ONEOK Partners LP	6.650%	10/1/36	4,450	4,513
ONEOK Partners LP	6.850%	10/15/37	2,675	2,800
Panhandle Eastern Pipeline Co. LP	6.200%	11/1/17	2,900	3,049
Panhandle Eastern Pipeline Co. LP	7.000%	6/15/18	325	357
Plains All American Pipeline LP/
PAA Finance Corp.	6.125%	1/15/17	2,000	2,097
Plains All American Pipeline LP/
PAA Finance Corp.	8.750%	5/1/19	125	148
Plains All American Pipeline LP/
PAA Finance Corp.	6.650%	1/15/37	325	332
Sempra Energy	6.000%	2/1/13	200	217
Sempra Energy	9.800%	2/15/19	1,500	1,885
Southern California Gas Co.	5.750%	11/15/35	400	412
4 Southern Natural Gas Co.	5.900%	4/1/17	2,925	2,979
Southern Union Co.	7.600%	2/1/24	200	216
Spectra Energy Capital LLC	6.250%	2/15/13	325	350
Spectra Energy Capital LLC	5.500%	3/1/14	1,250	1,284
Spectra Energy Capital LLC	5.668%	8/15/14	100	108
Spectra Energy Capital LLC	6.200%	4/15/18	325	347
Spectra Energy Capital LLC	6.750%	2/15/32	725	734
Tennessee Gas Pipeline Co.	7.625%	4/1/37	1,940	2,154
Texas Eastern Transmission LP	7.000%	7/15/32	100	112
Texas Gas Transmission LLC	4.600%	6/1/15	1,275	1,299
TransCanada PipeLines Ltd.	4.000%	6/15/13	1,800	1,842
TransCanada PipeLines Ltd.	6.500%	8/15/18	4,840	5,437
TransCanada PipeLines Ltd.	7.125%	1/15/19	3,000	3,514
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,348
TransCanada PipeLines Ltd.	5.850%	3/15/36	2,675	2,662
TransCanada PipeLines Ltd.	6.200%	10/15/37	3,450	3,646
TransCanada PipeLines Ltd.	7.625%	1/15/39	375	459
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,100	3,785
Transcontinental Gas Pipe Line Co. LLC	7.000%	8/15/11	950	1,025
Williams Cos. Inc.	7.125%	9/1/11	2,075	2,206
Williams Cos. Inc.	8.125%	3/15/12	525	568
Williams Cos. Inc.	7.625%	7/15/19	3,325	3,691
Williams Cos. Inc.	7.500%	1/15/31	2,900	3,130
Williams Cos. Inc.	7.750%	6/15/31	850	932
Williams Cos. Inc.	8.750%	3/15/32	675	807
				607,891
Total Corporate Bonds (Cost $4,927,657)				5,360,764
Sovereign Bonds (U.S. Dollar-Denominated) (3.7%)
African Development Bank	1.000%	11/23/11	2,100	2,086
African Development Bank	1.750%	10/1/12	1,150	1,144
African Development Bank	3.000%	5/27/14	7,175	7,139
Asian Development Bank	2.125%	3/15/12	1,575	1,601

65

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Asian Development Bank	4.500%	9/4/12	325	346
Asian Development Bank	3.625%	9/5/13	7,400	7,791
Asian Development Bank	2.750%	5/21/14	8,875	8,862
Asian Development Bank	5.500%	6/27/16	1,850	2,047
Asian Development Bank	5.250%	6/12/17	100	109
Asian Development Bank	5.593%	7/16/18	1,700	1,838
Brazilian Government International Bond	11.000%	1/11/12	1,400	1,652
Brazilian Government International Bond	10.250%	6/17/13	800	987
Brazilian Government International Bond	10.500%	7/14/14	1,275	1,626
Brazilian Government International Bond	7.875%	3/7/15	2,375	2,771
Brazilian Government International Bond	6.000%	1/17/17	7,675	8,212
3 Brazilian Government International Bond	8.000%	1/15/18	9,421	10,740
Brazilian Government International Bond	5.875%	1/15/19	14,250	15,141
Brazilian Government International Bond	8.875%	10/14/19	3,600	4,631
Brazilian Government International Bond	8.875%	4/15/24	1,525	1,975
Brazilian Government International Bond	8.750%	2/4/25	4,200	5,418
Brazilian Government International Bond	10.125%	5/15/27	4,200	6,164
Brazilian Government International Bond	8.250%	1/20/34	2,775	3,531
Brazilian Government International Bond	7.125%	1/20/37	11,425	13,079
Brazilian Government International Bond	11.000%	8/17/40	9,900	13,192
Brazilian Government International Bond	5.625%	1/7/41	3,525	3,305
Canada Mortgage & Housing Corp.	4.800%	10/1/10	325	332
Chile Government International Bond	7.125%	1/11/12	1,225	1,364
Chile Government International Bond	5.500%	1/15/13	1,000	1,106
China Development Bank Corp.	4.750%	10/8/14	2,625	2,690
China Development Bank Corp.	5.000%	10/15/15	525	566
China Government International Bond	4.750%	10/29/13	1,800	1,910
Corp. Andina de Fomento	8.125%	6/4/19	5,775	6,596
Corp. Andina de Fomento	5.200%	5/21/13	1,375	1,450
Corp. Andina de Fomento	5.750%	1/12/17	4,700	4,692
Development Bank of Japan	4.250%	6/9/15	625	647
Eksportfinans ASA	3.000%	11/17/14	1,675	1,649
Eksportfinans ASA	5.500%	5/25/16	2,700	2,905
Eksportfinans ASA	5.500%	6/26/17	4,175	4,427
European Bank for Reconstruction & Development	1.250%	6/10/11	300	300
European Investment Bank	4.625%	9/15/10	3,525	3,620
European Investment Bank	3.250%	2/15/11	12,125	12,367
European Investment Bank	2.625%	5/16/11	1,275	1,295
European Investment Bank	5.250%	6/15/11	5,625	5,931
European Investment Bank	3.125%	7/15/11	2,125	2,192
European Investment Bank	3.250%	10/14/11	1,150	1,187
European Investment Bank	2.625%	11/15/11	950	971
European Investment Bank	2.000%	2/10/12	24,100	24,367
European Investment Bank	4.625%	3/21/12	7,600	8,050
European Investment Bank	1.750%	9/14/12	8,000	7,970
European Investment Bank	2.875%	3/15/13	2,825	2,844
European Investment Bank	3.250%	5/15/13	6,900	7,031
European Investment Bank	4.250%	7/15/13	11,900	12,535
European Investment Bank	2.375%	3/14/14	7,400	7,396
European Investment Bank	4.625%	5/15/14	11,075	11,906
European Investment Bank	3.125%	6/4/14	20,425	20,712
European Investment Bank	4.875%	2/16/16	4,500	4,818
European Investment Bank	5.125%	9/13/16	700	766
European Investment Bank	4.875%	1/17/17	6,325	6,766
European Investment Bank	5.125%	5/30/17	9,150	9,909

66

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
European Investment Bank	4.875%	2/15/36	100	95
Export Development Canada	3.750%	7/15/11	200	207
Export Development Canada	2.625%	11/15/11	1,475	1,512
Export Development Canada	2.375%	3/19/12	3,825	3,898
Export Development Canada	1.750%	9/24/12	7,575	7,550
Export Development Canada	3.125%	4/24/14	175	178
Export-Import Bank of Korea	5.125%	2/14/11	3,450	3,543
Export-Import Bank of Korea	5.500%	10/17/12	3,025	3,156
Export-Import Bank of Korea	8.125%	1/21/14	6,700	7,787
Export-Import Bank of Korea	5.875%	1/14/15	1,750	1,882
Export-Import Bank of Korea	5.125%	3/16/15	425	436
Financement-Quebec	5.000%	10/25/12	1,275	1,362
Hungary Government International Bond	4.750%	2/3/15	1,050	1,032
Hydro Quebec	6.300%	5/11/11	2,825	3,015
Hydro Quebec	8.000%	2/1/13	2,750	3,202
Hydro Quebec	7.500%	4/1/16	1,150	1,361
Hydro Quebec	8.400%	1/15/22	2,450	3,173
Hydro Quebec	8.050%	7/7/24	1,350	1,653
Hydro Quebec	8.500%	12/1/29	100	132
Inter-American Development Bank	8.500%	3/15/11	875	946
Inter-American Development Bank	1.500%	6/23/11	2,450	2,470
Inter-American Development Bank	4.750%	10/19/12	3,975	4,261
Inter-American Development Bank	3.500%	3/15/13	2,625	2,731
Inter-American Development Bank	3.000%	4/22/14	11,725	11,793
Inter-American Development Bank	4.250%	9/14/15	450	471
Inter-American Development Bank	5.125%	9/13/16	100	109
Inter-American Development Bank	4.250%	9/10/18	7,875	8,072
Inter-American Development Bank	3.875%	9/17/19	12,500	12,384
Inter-American Development Bank	7.000%	6/15/25	1,125	1,335
International Bank for
Reconstruction & Development	3.125%	11/15/11	375	386
International Bank for
Reconstruction & Development	2.000%	4/2/12	16,225	16,402
International Bank for
Reconstruction & Development	3.500%	10/8/13	4,410	4,597
International Bank for
Reconstruction & Development	5.000%	4/1/16	4,100	4,424
International Bank for
Reconstruction & Development	7.625%	1/19/23	950	1,215
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	620
International Bank for
Reconstruction & Development	4.750%	2/15/35	5,525	5,145
International Finance Corp.	3.500%	5/15/13	2,350	2,397
International Finance Corp.	3.000%	4/22/14	11,675	11,664
Israel Government International Bond	4.625%	6/15/13	750	795
Israel Government International Bond	5.125%	3/1/14	200	215
Israel Government International Bond	5.500%	11/9/16	2,800	3,006
Israel Government International Bond	5.125%	3/26/19	5,350	5,435
Italian Republic	6.000%	2/22/11	5,175	5,455
Italian Republic	3.500%	7/15/11	2,475	2,551
Italian Republic	5.625%	6/15/12	1,875	2,042
Italian Republic	2.125%	10/5/12	3,450	3,446
Italian Republic	4.375%	6/15/13	4,350	4,637
Italian Republic	4.500%	1/21/15	4,000	4,250
67

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Italian Republic	4.750%	1/25/16	8,075	8,387
Italian Republic	5.250%	9/20/16	13,275	14,141
Italian Republic	6.875%	9/27/23	4,600	5,193
Italian Republic	5.375%	6/15/33	5,650	5,532
Japan Bank for International Cooperation	4.750%	5/25/11	650	682
Japan Bank for International Cooperation	2.125%	11/5/12	8,000	7,969
Japan Bank for International Cooperation	4.375%	11/26/12	1,950	2,067
Japan Bank for International Cooperation	4.250%	6/18/13	4,800	5,073
Japan Finance Organization for Municipalities	5.875%	3/14/11	1,025	1,082
Japan Finance Organization for Municipalities	4.625%	4/21/15	2,150	2,253
Japan Finance Organization for Municipalities	5.000%	5/16/17	1,100	1,156
Korea Development Bank	5.300%	1/17/13	1,200	1,253
Korea Development Bank	5.750%	9/10/13	3,300	3,463
Korea Development Bank	8.000%	1/23/14	3,150	3,587
Korea Electric Power Corp.	7.750%	4/1/13	2,200	2,428
Kreditanstalt fuer Wiederaufbau	3.125%	11/15/10	1,425	1,456
Kreditanstalt fuer Wiederaufbau	4.625%	1/20/11	275	285
Kreditanstalt fuer Wiederaufbau	3.250%	2/15/11	12,600	12,916
Kreditanstalt fuer Wiederaufbau	1.875%	3/15/11	900	910
Kreditanstalt fuer Wiederaufbau	3.750%	6/27/11	7,550	7,832
Kreditanstalt fuer Wiederaufbau	3.250%	10/14/11	4,775	4,936
Kreditanstalt fuer Wiederaufbau	2.000%	1/17/12	5,125	5,190
Kreditanstalt fuer Wiederaufbau	2.250%	4/16/12	9,925	10,020
Kreditanstalt fuer Wiederaufbau	4.750%	5/15/12	4,425	4,707
Kreditanstalt fuer Wiederaufbau	3.250%	3/15/13	19,600	19,865
Kreditanstalt fuer Wiederaufbau	3.500%	5/16/13	4,000	4,082
Kreditanstalt fuer Wiederaufbau	4.000%	10/15/13	7,500	7,805
Kreditanstalt fuer Wiederaufbau	3.500%	3/10/14	300	306
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	575	609
Kreditanstalt fuer Wiederaufbau	2.750%	10/21/14	10,250	10,151
Kreditanstalt fuer Wiederaufbau	5.125%	3/14/16	14,000	15,268
Kreditanstalt fuer Wiederaufbau	4.375%	3/15/18	4,600	4,675
Kreditanstalt fuer Wiederaufbau	4.500%	7/16/18	6,425	6,591
Kreditanstalt fuer Wiederaufbau	4.875%	6/17/19	19,300	20,420
Kreditanstalt fuer Wiederaufbau	0.000%	6/29/37	5,450	1,300
Landeskreditbank Baden-
Wuerttemberg Foerderbank	4.875%	1/13/12	2,625	2,736
Landwirtschaftliche Rentenbank	5.250%	7/2/12	2,675	2,873
Landwirtschaftliche Rentenbank	1.875%	9/24/12	9,150	9,125
Landwirtschaftliche Rentenbank	3.250%	3/15/13	7,000	7,120
Landwirtschaftliche Rentenbank	4.125%	7/15/13	2,500	2,616
Landwirtschaftliche Rentenbank	4.875%	11/16/15	4,125	4,417
Landwirtschaftliche Rentenbank	5.125%	2/1/17	2,000	2,126
Malaysia Government International Bond	7.500%	7/15/11	3,575	3,876
Mexico Government International Bond	8.375%	1/14/11	3,700	3,978
Mexico Government International Bond	7.500%	1/14/12	3,325	3,682
Mexico Government International Bond	6.375%	1/16/13	4,250	4,670
Mexico Government International Bond	5.875%	1/15/14	1,875	2,044
Mexico Government International Bond	6.625%	3/3/15	2,550	2,835
Mexico Government International Bond	11.375%	9/15/16	1,325	1,830
Mexico Government International Bond	5.625%	1/15/17	16,375	17,173
Mexico Government International Bond	8.125%	12/30/19	200	244
Mexico Government International Bond	8.300%	8/15/31	3,125	3,866
Mexico Government International Bond	6.750%	9/27/34	11,800	12,506

68

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Nordic Investment Bank	3.875%	6/15/10	200	201
Nordic Investment Bank	4.875%	3/15/11	100	105
Nordic Investment Bank	2.625%	10/6/14	4,000	3,954
Nordic Investment Bank	5.000%	2/1/17	1,150	1,230
Oesterreichische Kontrollbank AG	2.875%	3/15/11	6,425	6,505
Oesterreichische Kontrollbank AG	3.125%	10/14/11	4,725	4,833
Oesterreichische Kontrollbank AG	4.750%	11/8/11	725	766
Oesterreichische Kontrollbank AG	1.875%	3/21/12	2,275	2,275
Oesterreichische Kontrollbank AG	4.750%	10/16/12	2,025	2,182
Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,194
Ontario Electricity Financial Corp.	7.450%	3/31/13	1,450	1,646
Pemex Project Funding Master Trust	9.125%	10/13/10	175	184
Pemex Project Funding Master Trust	7.375%	12/15/14	2,500	2,776
Pemex Project Funding Master Trust	5.750%	3/1/18	8,925	8,989
Pemex Project Funding Master Trust	6.625%	6/15/35	4,600	4,365
Pemex Project Funding Master Trust	6.625%	6/15/38	2,025	1,883
Peruvian Government International Bond	9.125%	2/21/12	200	231
Peruvian Government International Bond	9.875%	2/6/15	2,150	2,714
Peruvian Government International Bond	8.375%	5/3/16	1,525	1,847
Peruvian Government International Bond	7.125%	3/30/19	7,350	8,453
Peruvian Government International Bond	7.350%	7/21/25	1,525	1,746
3 Peruvian Government International Bond	6.550%	3/14/37	5,200	5,408
Petrobras International Finance Co.	6.125%	10/6/16	4,850	5,206
Petrobras International Finance Co.	5.875%	3/1/18	4,075	4,125
Petrobras International Finance Co.	8.375%	12/10/18	3,700	4,380
Petrobras International Finance Co.	7.875%	3/15/19	7,575	8,743
Petrobras International Finance Co.	5.750%	1/20/20	2,850	2,882
Petrobras International Finance Co.	6.875%	1/20/40	1,975	2,010
4 Petroleos Mexicanos	4.875%	3/15/15	4,450	4,411
Petroleos Mexicanos	8.000%	5/3/19	1,675	1,934
Poland Government International Bond	6.250%	7/3/12	2,425	2,622
Poland Government International Bond	5.250%	1/15/14	800	856
Poland Government International Bond	5.000%	10/19/15	750	788
Poland Government International Bond	6.375%	7/15/19	15,275	16,612
Province of Manitoba Canada	4.900%	12/6/16	5,475	5,741
Province of Nova Scotia Canada	5.750%	2/27/12	550	588
Province of Ontario Canada	2.750%	2/22/11	3,500	3,562
Province of Ontario Canada	3.375%	5/20/11	5,575	5,740
Province of Ontario Canada	5.000%	10/18/11	4,625	4,916
Province of Ontario Canada	1.875%	11/19/12	8,450	8,396
Province of Ontario Canada	4.100%	6/16/14	13,250	13,805
Province of Ontario Canada	4.750%	1/19/16	1,025	1,073
Province of Ontario Canada	5.450%	4/27/16	5,675	6,171
Province of Ontario Canada	4.000%	10/7/19	7,750	7,395
Province of Quebec Canada	4.875%	5/5/14	275	292
Province of Quebec Canada	4.600%	5/26/15	2,250	2,349
Province of Quebec Canada	5.125%	11/14/16	7,275	7,831
Province of Quebec Canada	4.625%	5/14/18	3,975	4,027
Province of Quebec Canada	7.125%	2/9/24	325	380
Province of Quebec Canada	7.500%	9/15/29	2,575	3,227
Province of Saskatchewan Canada	7.375%	7/15/13	425	484
Region of Lombardy Italy	5.804%	10/25/32	1,050	1,026
Republic of Korea	4.250%	6/1/13	5,700	5,867

69

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Republic of Korea	5.750%	4/16/14	3,175	3,452
Republic of Korea	4.875%	9/22/14	2,400	2,538
Republic of Korea	7.125%	4/16/19	3,175	3,649
Republic of Korea	5.625%	11/3/25	575	583
South Africa Government International Bond	7.375%	4/25/12	2,650	2,912
South Africa Government International Bond	6.875%	5/27/19	7,375	8,278
South Africa Government International Bond	5.875%	5/30/22	1,075	1,102
Svensk Exportkredit AB	4.000%	6/15/10	875	889
Svensk Exportkredit AB	3.250%	9/16/14	5,050	5,049
Svensk Exportkredit AB	5.125%	3/1/17	550	582
United Mexican States	5.875%	2/17/14	6,150	6,688
United Mexican States	5.950%	3/19/19	5,975	6,319
United Mexican States	6.050%	1/11/40	1,375	1,322
Total Sovereign Bonds (Cost $995,496)				1,015,678
Taxable Municipal Bonds (0.4%)
American Muni. Power Ohio Inc.	6.053%	2/15/43	400	378
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	2,325	2,230
Board of Trustees of The Leland Stanford
Junior University	3.625%	5/1/14	2,250	2,315
Board of Trustees of The Leland Stanford
Junior University	4.250%	5/1/16	750	767
California GO	5.250%	4/1/14	1,175	1,190
California GO	6.200%	10/1/19	3,925	3,821
California GO	7.500%	4/1/34	9,225	9,022
California GO	5.650%	4/1/39	1,225	1,267
California GO	7.300%	10/1/39	1,200	1,134
California GO	7.350%	11/1/39	8,200	7,986
Central Puget Sound WA Regional Transit
Auth. Sales & Use Tax Rev.	5.491%	11/1/39	550	533
Chicago IL Board of Educ. GO	6.138%	12/1/39	400	403
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	1,000	1,003
Chicago IL Transit Auth. Rev.	6.899%	12/1/40	2,625	2,741
Clark County NV Airport Improvement Rev.	6.881%	7/1/42	550	540
Commonwealth Financing Auth. Pennsylvania Rev.	6.218%	6/1/39	2,350	2,343
Connecticut GO	5.850%	3/15/32	2,675	2,707
Dallas County Hosp. Dist. GO	5.621%	8/15/44	750	736
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	1,500	1,540
Dartmouth College	4.750%	6/1/19	275	278
Denver CO City & County School Dist.	5.664%	12/1/33	525	514
District of Columbia Income Tax Rev.	5.591%	12/1/34	450	438
Georgia GO	4.503%	11/1/25	2,300	2,207
Howard Hughes Medical Institute	3.450%	9/1/14	1,450	1,470
Illinois GO	4.950%	6/1/23	5,125	4,795
Illinois GO	5.100%	6/1/33	13,500	11,284
Illinois State Tollway Highway Auth.
Toll Highway Rev.	5.851%	12/1/34	625	608
Johns Hopkins University	5.250%	7/1/19	2,275	2,351
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	1,525	1,452
Las Vegas Valley Water Dist. Nevada GO	7.013%	6/1/39	650	686
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	2,400	2,351
Los Angeles CA USD GO	5.750%	7/1/34	1,800	1,658
Maryland Transp. Auth. Rev.	5.888%	7/1/43	700	704

70

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.456%	12/1/39	2,000	1,927
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.715%	8/15/39	950	940
Metro. New York Transp. Auth. Rev.	5.871%	11/15/39	800	760
Metro. Washington DC Airports Auth. Rev.	7.462%	10/1/46	525	533
Missouri Highways & Transp.
Comm. State Road Rev.	5.445%	5/1/33	600	574
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	3,175	3,419
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	900	908
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	3,850	4,340
New York City NY GO	5.985%	12/1/36	600	589
New York City NY Muni. Water Finance Auth.
Water & Sewer System Rev.	5.750%	6/15/41	500	487
New York City NY Transitional Finance Auth. Rev.	5.767%	8/1/36	750	727
New York Metro. Transp. Auth. Rev.	7.336%	11/15/39	625	698
New York State Urban Dev. Corp. Rev.	5.770%	3/15/39	2,175	2,154
North Texas Tollway Auth. Rev.	6.718%	1/1/49	1,250	1,315
Oregon (Taxable Pension) GO	5.762%	6/1/23	650	660
Oregon (Taxable Pension) GO	5.892%	6/1/27	975	979
Oregon GO	4.759%	6/30/28	700	578
Oregon GO	5.528%	6/30/28	375	361
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	850	845
Princeton University	5.700%	3/1/39	1,500	1,546
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	1,500	1,527
Tobacco Settlement Finance Auth. Rev.	7.467%	6/1/47	1,415	1,117
Univ. of California Regents	6.583%	5/15/49	975	974
Univ. of Texas Permanent Univ. Fund Rev.	5.262%	7/1/39	650	624
Univ. of Texas Permanent Univ. Fund Rev.	6.276%	8/15/41	525	530
Utah GO	4.554%	7/1/24	1,000	979
Washington GO	5.481%	8/1/39	270	261
Wisconsin GO	4.800%	5/1/13	775	835
Wisconsin GO	5.700%	5/1/26	900	873
Total Taxable Municipal Bonds (Cost $105,031)				105,512

			Shares
Temporary Cash Investment (4.9%)
Money Market Fund (4.9%)
7 Vanguard Market Liquidity Fund
(Cost $1,334,381)	0.187%		1,334,381,082	1,334,381
Total Investments (104.3%) (Cost $28,119,525)				28,682,362
Other Assets and Liabilities (–4.3%)
Other Assets				888,889
Liabilities				(2,063,434)
				(1,174,545)
Net Assets (100%)				27,507,817

71

Total Bond Market II Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	26,950,968
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(5,988)
Unrealized Appreciation (Depreciation)	562,837
Net Assets	27,507,817

Investor Shares—Net Assets
Applicable to 1,992,071,074 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,431,798
Net Asset Value Per Share—Investor Shares	$10.26

Institutional Shares—Net Assets
Applicable to 689,904,313 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,076,019
Net Asset Value Per Share—Institutional Shares	$10.26

• See Note A in Notes to Financial Statements.

1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.

2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities was $152,817,000, representing 0.6% of net assets.

5 Adjustable-rate security.

6 Non-income-producing security—security in default.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

USD—United School District.

See accompanying Notes, which are an integral part of the Financial Statements.

72

Total Bond Market II Index Fund

Statement of Operations

January 26, 2009[1] to
December 31, 2009
($000)
Investment Income
Income
Interest[2]	757,601
Total Income	757,601
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,220
Management and Administrative—Investor Shares	13,714
Management and Administrative—Institutional Shares	2,097
Marketing and Distribution—Investor Shares	2,469
Marketing and Distribution—Institutional Shares	511
Custodian Fees	240
Auditing Fees	33
Shareholders’ Reports and Proxies—Investor Shares	4
Shareholders’ Reports and Proxies—Institutional Shares	2
Trustees’ Fees and Expenses	38
Total Expenses	20,328
Net Investment Income	737,273
Realized Net Gain (Loss) on Investment Securities Sold	(5,942)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	562,837
Net Increase (Decrease) in Net Assets Resulting from Operations	1,294,168

1	Inception.
2	Interest income from an affiliated company of the fund was $2,805,000.

See accompanying Notes, which are an integral part of the Financial Statements.

73

Total Bond Market II Index Fund

Statement of Changes in Net Assets

January 26, 2009[1] to
December 31, 2009
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	737,273
Realized Net Gain (Loss)	(5,942)
Change in Unrealized Appreciation (Depreciation)	562,837
Net Increase (Decrease) in Net Assets Resulting from Operations	1,294,168
Distributions
Net Investment Income
Investor Shares	(577,735)
Institutional Shares	(159,584)
Realized Capital Gain
Investor Shares	—
Institutional Shares	—
Total Distributions	(737,319)
Capital Share Transactions
Investor Shares	20,011,458
Institutional Shares	6,939,510
Net Increase (Decrease) from Capital Share Transactions	26,950,968
Total Increase (Decrease)	27,507,817
Net Assets
Beginning of Period	—
End of Period	27,507,817
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

74

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
January 26, 2009[1] to
For a Share Outstanding Throughout the Period	December 31, 2009
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income	.358
Net Realized and Unrealized Gain (Loss)
on Investments	.260
Total from Investment Operations	.618
Distributions
Dividends from Net Investment Income	(.358)
Distributions from Realized Capital Gains	—
Total Distributions	(.358)
Net Asset Value, End of Period	$10.26

Total Return[2]	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,432
Ratio of Total Expenses to
Average Net Assets	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	3.76%[3]
Portfolio Turnover Rate[4]	110%

1	Inception.
2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

75

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
February 17, 2009[1] to
For a Share Outstanding Throughout the Period	December 31, 2009
Net Asset Value, Beginning of Period	$10.03
Investment Operations
Net Investment Income	.338
Net Realized and Unrealized Gain (Loss)
on Investments	.230
Total from Investment Operations	.568
Distributions
Dividends from Net Investment Income	(.338)
Distributions from Realized Capital Gains	—
Total Distributions	(.338)
Net Asset Value, End of Period	$10.26

Total Return	5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,076
Ratio of Total Expenses to
Average Net Assets	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	3.80%[2]
Portfolio Turnover Rate[3]	110%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

76

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares were first issued on January 26, 2009, and are available to eligible investors who meet the fund’s minimum purchase requirements. Institutional Shares were first issued on February 17, 2009, and are available to eligible investors who generally do not require special employee benefit plan services and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period from inception to December 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

77

Total Bond Market II Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $5,429,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	19,905,826	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	960,201	—
Corporate Bonds	—	5,360,749	15
Sovereign Bonds	—	1,015,678	—
Taxable Municipal Bonds	—	105,512	—
Temporary Cash Investments	1,334,381	—	—
Total	1,334,381	27,347,966	15

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended December 31, 2009:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of Inception Date	—
Transfers into Level 3	24
Change in Unrealized Appreciation (Depreciation)	(9)
Balance as of December 31, 2009	15

78

Total Bond Market II Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at December 31, 2009, the fund had short-term capital gains of $5,578,000 available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Certain of the fund’s U.S. Treasury Inflation-Indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the period ended December 31, 2009, the fund realized gains of $46,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At December 31, 2009, the cost of investment securities for tax purposes was $28,131,090,000. Net unrealized appreciation of investment securities for tax purposes was $551,272,000, consisting of unrealized gains of $724,916,000 on securities that had risen in value since their purchase and $173,644,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended December 31, 2009, the fund purchased $7,125,331,000 of investment securities and sold $490,576,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $41,780,113,000 and $21,835,287,000 respectively.

F. Capital share transactions for each class of shares were:
	January 26, 2009[1] to
	December 31, 2009
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	22,626,096	2,252,203
Issued in Lieu of Cash Distributions	577,730	56,763
Redeemed	(3,192,368)	(316,895)
Net Increase (Decrease)—Investor Shares	20,011,458	1,992,071
Institutional Shares
Issued	7,305,053	726,011
Issued in Lieu of Cash Distributions	159,584	15,596
Redeemed	(525,127)	(51,703)
Net Increase (Decrease)—Institutional Shares	6,939,510	689,904
1 Inception.

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

79

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period January 26, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

Special 2009 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 91.5% of income dividends are interest-related dividends.

80

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

81

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2009	12/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,038.87	$0.31
Institutional Shares	1,000.00	1,038.87	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.90	$0.31
Institutional Shares	1,000.00	1,024.85	0.36

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.06% for Investor Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

82

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

83

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer since 2006 (retired 2008) and Member of the Executive Committee (retired 2008) of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer of Johnson & Johnson (1997–2005); Director of the University Medical Center at Princeton and Women’s Research and Education Institute; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer since 2005 (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), Sauer-Danfoss Inc. (machinery), the Lumina Foundation for Education, and the Columbus Community Education Coalition; Chairman of the Advisory Council for the College of Arts and Letters at the University of Notre Dame.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services); Deputy Chairman of the Federal Reserve Bank of Cleveland; Trustee of University Hospitals of Cleveland, The Cleveland Museum of Art, and Case Western Reserve University.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President since 2007 and Chief Operating Officer since 2005 of Corning Incorporated (communications equipment); President of Corning Technologies (2001–2005); Director of Corning Incorporated and Dow Corning; Trustee of the Corning Incorporated Foundation and the Corning Museum of Glass; Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller

Michael S. Miller
James M. Norris
Glenn W. Reed
George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2009: $195,000 Fiscal Year Ended December 31, 2008: $166,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2009: $3,354,640
Fiscal Year Ended December 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2009: $876,210
Fiscal Year Ended December 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2009: $0
Fiscal Year Ended December 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to

Doc#0217639

consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date:	February 22, 2010

VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date:	February 22, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.

Doc#0217639